UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

☐

Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

American Bank Incorporated

(Name of Registrant as Specified In Its Charter)

___________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐

No fee required.

☑

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which the transaction applies: Common Stock

(2)

Aggregate number of securities to which the transaction applies: 179,700

(3)

Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$9.10, which is the per share cash price to be paid in the transaction

(4)

Proposed maximum aggregate value of the transaction: $1,635,270

(5)

Total fee paid: $50.20

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

Preliminary Copy

AMERICAN BANK INCORPORATED

4029 WEST TILGHMAN STREET

ALLENTOWN, PENNSYLVANIA 18104

[Mail Date]

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of American Bank Incorporated, which will be held at 9:00 a.m., on [Meeting Date] at the Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania. I hope that you will be able to attend the meeting and I look forward to seeing you.

At the annual meeting, you will be asked to vote on a set of proposals that will allow for the termination of the registration of the American Bank Incorporated Common Stock under federal securities laws and thereby eliminate the significant burden and expense required to comply with reporting requirements under those laws.

The proposals are designed to reduce the number of common shareholders to fewer than 300 persons, as required for termination of registration. The reduction in the number of shareholders will be accomplished through a merger transaction whereby a newly-formed, wholly-owned subsidiary of American Bank Incorporated will be merged with and into American Bank Incorporated (the “Merger”). The terms of this Merger have been set forth in a Plan of Reorganization and Agreement of Merger (the “Merger Agreement”). In connection with the Merger, American Bank Incorporated proposes to amend its Articles of Incorporation to authorize the issuance of 500,000 shares of a new class of Series A Preferred Stock, shares of which will be issued in the Merger. Copies of the Merger Agreement and the proposed amendment are attached as Appendices C and D, respectively, to the enclosed proxy statement.

At the effective time of the Merger: (i) each share of Common Stock then held by a shareholder of record who as of the record date for the annual meeting of shareholders (the “Record Date”) held 100 or fewer shares (a “First Tier Record Holder”) will be converted into the right to receive $9.10 in cash per share from the Company, as to the shares held of record on the Record Date; (ii) each share of Common Stock then held by a shareholder of record who as of the Record Date held more than 100 but fewer than 1,000 shares of Common Stock (a “Second Tier Record Holder”) will be converted into the right to receive, as to the shares held of record on the Record Date, at the election of the shareholder, either (a) the per share cash consideration of $9.10, or (b) one share of a newly authorized class of Series A Preferred Stock of the Company; and (iii) each share of Common Stock then held by a shareholder of record who as of the Record Date held 1,000 or more shares (a “Third Tier Record Holder”) will remain as outstanding Common Stock of the Company. In addition, if during the period between the Record Date and the effective time of the Merger, a First Tier Record Holder or a Second Tier Record Holder acquires any additional shares of Common Stock which are owned of record by such shareholder as of the effective time, each such additional share shall be converted into the right to receive one share of Series A Preferred Stock. Similarly, each share of Common Stock owned of record by a shareholder of record as of the effective time, who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares, will be converted into the right to receive shares of Series A Preferred Stock on a share for share basis.

Your Board of Directors believes the proposed transaction is in the best interest of all shareholders and recommends that you vote FOR the approval of the Merger Agreement and the amendment to the Company’s Articles of Incorporation. The Merger Agreement and the amendment to the Company’s Articles of Incorporation must be approved by the affirmative vote of a majority of the number of shares of Common Stock entitled to vote at the annual meeting.

The annual meeting is also being held to elect two directors to the Board of Directors. The Board of Directors recommends a vote FOR each of the director nominees endorsed by the Board of Directors of the Company.

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Whether or not you plan to attend the annual meeting, please complete, sign and date the proxy card and return it in the envelope provided. If you attend the meeting, you may vote in person, even if you have previously returned your proxy card.

Sincerely,

/s/ Mark W. Jaindl
Mark W. Jaindl, Chairman, President and Chief Executive Officer

Preliminary Copy

AMERICAN BANK INCORPORATED

4029 WEST TILGHMAN STREET

ALLENTOWN, PENNSYLVANIA 18104

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD [MEETING DATE]

Notice is hereby given that the annual meeting of shareholders of American Bank Incorporated will be held at 9:00 a.m. on [Meeting Date] at the Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, for the following purposes:

1.

To approve the Plan of Reorganization and Agreement of Merger between American Bank Incorporated and ABI Merger Sub, Inc. (the “Merger Agreement”) pursuant to which ABI Merger Sub, Inc., a wholly-owned subsidiary of American Bank Incorporated, will merge with and into American Bank Incorporated. A copy of the Merger Agreement is attached as Appendix A to the accompanying proxy statement. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger: (i) each share of Common Stock then held by a shareholder of record who as of the Record Date held 100 or fewer shares will be converted into the right to receive $9.10 in cash per share from the Company, as to the shares held of record on the Record Date; (ii) each share of Common Stock then held by a shareholder of record who as of the Record Date held more than 100 but fewer than 1,000 shares of Common Stock will be converted into the right to receive, as to the shares held of record on the Record Date, at the election of the shareholder, either (a) the per share cash consideration of $9.10, or (b) one share of a newly authorized class of Series A Preferred Stock of the Company; and (iii) each share of Common Stock then held by a shareholder of record who as of the Record Date held 1,000 or more shares will remain as outstanding Common Stock of the Company.

2.

To amend the Articles of Incorporation of the Company to authorize the issuance of 500,000 shares of a new class of Series A Preferred Stock to be used in connection with the merger. A copy of the proposed amendment to the Articles of Incorporation is attached as Appendix D to the accompanying proxy statement.

3.

The election of two directors to the Board of Directors.

4.

To transact any other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors unanimously recommends that you vote FOR the approval of proposals 1 and 2, and FOR the Company’s two nominees to the Board of Directors.

Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. The Board of Directors has set the close of business on [Record Date], as the Record Date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

Whether or not you plan to attend the meeting, we request that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy. A proxy given by a shareholder may be revoked at any time before it is exercised. A proxy may be revoked by filing with the Secretary of American Bank Incorporated a written revocation or a duly executed proxy bearing a later date. Any shareholder present at the annual meeting may revoke his or her proxy and vote personally on each matter brought before the annual meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder in order to vote personally at the annual meeting.

IF YOU ARE A SHAREHOLDER OWNING MORE THAN 100 BUT FEWER THAN 1,000 SHARES OF COMMON STOCK, YOU WILL NEED TO USE YOUR PROXY CARD TO MAKE THE ELECTION TO RECEIVE EITHER CASH OR SHARES OF SERIES A PREFERRED STOCK IN EXCHANGE FOR YOUR SHARES OF COMMON STOCK.

THE SHARES OF SERIES A PREFERRED STOCK OFFERED IN CONNECTION WITH THE TRANSACTION PROPOSED BY THIS PROXY STATEMENT ARE NOT DEPOSITS OR ACCOUNTS. THE SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER OR THE TRANSACTIONS CONTEMPLATED THEREBY OR HAS DETERMINED IF THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. THE SEC HAS NOT PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER OR THE TRANSACTIONS CONTEMPLATED THEREBY, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

By Order of the Board of Directors of
American Bank Incorporated

Sandra A. Berg, Secretary

Date: [Mail Date]

Preliminary Copy

AMERICAN BANK INCORPORATED

4029 WEST TILGHMAN STREET

ALLENTOWN, PENNSYLVANIA 18104

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [MEETING DATE]

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Bank Incorporated, which is sometimes herein referred to as the “Company,” to be voted at the annual meeting of American Bank Incorporated’s shareholders to be held at the Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, at 9:00 a.m. on _________, 2007 (the “Annual Meeting”).

The purpose of the Annual Meeting is to elect two nominees to the Board of Directors, to approve the Agreement and Plan of Merger, dated as of February 8, 2007, by and between American Bank Incorporated and ABI Merger Sub, Inc., a newly-formed subsidiary of American Bank Incorporated organized for the sole purpose of facilitating this proposed transaction, and to approve a related amendment to the Company’s Articles of Incorporation. Pursuant to the Merger Agreement, ABI Merger Sub, Inc. will merge with and into American Bank Incorporated, with American Bank Incorporated continuing as the surviving corporation after the Merger. If American Bank Incorporated’s shareholders approve the Merger Agreement and the amendment to the Articles of Incorporation, each shareholder of record:

•

holding 100 or fewer shares of Common Stock as of the shareholder Record Date (a “First Tier Record Holder”) will receive, as to the shares held of record on the Record Date, $9.10 in cash per share (the “Cash Consideration”), without interest, per share from the Company for each share of Common Stock held at the effective time of the Merger;

•

holding more than 100 shares of Common Stock but fewer than 1,000 shares of Common Stock as of the shareholder Record Date (a “Second Tier Record Holder”) will have the opportunity to elect to receive, as to the shares held of record on the Record Date, either: (i) the per share Cash Consideration of $9.10 for each share of Common Stock held at the effective time of the Merger; or (ii) one share of a newly authorized class of Series A Preferred Stock of the Company for each share of Common Stock held at the effective time of the Merger. Any such election must be made with respect to all the shares of Common Stock owned of record by the shareholder. Each such shareholder will be entitled to receive the amount of Cash Consideration or Series A Preferred Stock to which such shareholder is entitled following the consummation of the proposed transactions; and

•

holding 1,000 or more shares of Common Stock as of the shareholder Record Date (a “Third Tier Record Holder”) will continue to hold the same number of shares of Common Stock held at the effective time of the Merger.

In addition, if during the period between the Record Date and the effective time of the Merger, a First Tier Record Holder or a Second Tier Record Holder acquires by purchase, gift, bequest, or otherwise, any additional shares of Common Stock which are owned of record by such shareholder as of the effective time, each such additional share shall be converted into the right to receive one share of Series A Preferred Stock. Similarly, each share of Common Stock owned of record by a shareholder of record as of the effective time, who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares, will be converted into the right to receive shares of Series A Preferred Stock on a share for share basis.

The Series A Preferred Stock, which will not be registered under the Securities Exchange Act of 1934, will possess limited voting rights, have a dividend and liquidation preference to the Common Stock and participate equally with the Common Stock in the event of a change in control of American Bank Incorporated, as more fully disclosed herein.

Shareholders are entitled to statutory dissenters’ rights with respect to the Merger, and obtain the fair value for their Common Stock pursuant to Subchapter D of the Pennsylvania Business Corporation Law. A summary of

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the steps which you must take if you wish to exercise dissenters’ rights with respect to the Merger is set forth herein under the caption “Proposal I—The Merger—Rights of Dissenting Shareholders.”

Upon consummation of the Merger transaction, the Company anticipates it will have fewer than 300 shareholders of record of Common Stock.  As a result, we will be able to deregister the Company’s Common Stock with the Securities and Exchange Commission (the “SEC”) so that the Company will no longer be subject to the periodic reporting and related requirements mandated by the Securities Exchange Act of 1934, as amended.  Because fewer than 500 record shareholders will be holding shares of Series A Preferred Stock after the Merger, the Company does not intend to register that class of stock with the SEC under the Securities Exchange Act.

Once the Company is no longer a reporting company under the Securities Exchange Act, the Company’s Common Stock will cease to be traded on the Nasdaq Capital Market. After the transaction, we anticipate that our Common Stock and our preferred stock will be quoted on the Over-the-Counter (“OTC”) Bulletin Board.

The Merger cannot occur unless the holders of a majority of the outstanding shares of American Bank Incorporated Common Stock entitled to vote at the annual meeting of shareholders approve the Merger Agreement and the proposed amendment to the Articles of Incorporation. The directors and executive officers of American Bank Incorporated, who collectively own more than a majority of the outstanding shares of Common Stock, are expected to vote in favor of the Merger.

This document provides you with detailed information about the proposed Merger, the proposed amendment to the Company’s Articles of Incorporation and the election of directors. Please see “Where You Can Find More Information” for additional information about American Bank Incorporated on file with the Securities and Exchange Commission.

NEITHER THE PROPOSED MERGER NOR THE SECURITIES OFFERED IN CONNECTION THEREWITH HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION, THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR THE PENNSYLVANIA DEPARTMENT OF BANKING, NOR HAVE ANY OF SUCH REGULATORY ENTITIES PASSED ON THE ACCURACY, ADEQUACY OR COMPLETENESS OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SHARES OF SERIES A PREFERRED STOCK OFFERED BY AMERICAN BANK INCORPORATED IN CONNECTION WITH THE PROPOSED TRANSACTION ARE NOT BANK DEPOSITS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY OR COMPANY.

The date of this proxy statement is [Mail Date]. We first mailed this proxy statement to the shareholders of American Bank Incorporated on or about that date.

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IMPORTANT NOTICES

We have not authorized any person to give any information or to make any representations other than the information and statements included in this proxy statement. You should not rely on any other information. The information contained in this proxy statement is correct only as of the date of this proxy statement, regardless of the date it is delivered or when the Merger is consummated.

American Bank Incorporated makes forward-looking statements in this proxy statement that are subject to risk and uncertainties. Forward-looking statements include information about possible or assumed future results of the operations or the performance of American Bank Incorporated after the Merger is effected. When we use words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” and similar expressions, we are making forward-looking statements that are subject to risk and uncertainties. Various future events or factors may cause our results of operations or performance to differ materially from those expressed in our forward-looking statements. These factors include:

1.

changes in economic conditions, both nationally and in our primary market area;

2.

changes in governmental monetary and fiscal policies, as well as legislative and regulatory changes;

3.

the effect of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements;

4.

the effects of competition from other financial service providers operating in our primary market area and elsewhere; and

5.

the failure of assumptions underlying the establishment of reserves for possible loan losses and estimations of values of collateral and various financial assets and liabilities.

The words “we,” “our,” “us,” and “the Company,” as used in this proxy statement, refer to American Bank Incorporated and its wholly owned subsidiaries, collectively, unless the context indicates otherwise.

The words “Common Stock” or “Common Shares,” as used in this proxy statement, refer to the common stock of American Bank Incorporated.

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TABLE OF CONTENTS

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

III

SUMMARY TERM SHEET

7

Purpose Of The Transaction

7

Structure Of The Transaction

7

Amendment To Articles Of Incorporation; Terms of the Series A Preferred Stock

8

Election Procedures For Certain Shareholders

9

Vote Required To Approve The Merger Agreement And Amendment To The Articles

of Incorporation

10

Recommendation Of The Board Of Directors

10

Danielson Capital, LLC’s Fairness Opinion

10

Potential Conflicts Of Interest Of Executive Officers And Directors

10

Dissenters’ Rights

11

Federal Income Tax Consequences

11

Accounting Treatment

12

Possible Effect of Proposed Transaction on Stock Price

12

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND THE MERGER

13

When And Where Is The Annual Meeting?

13

How Many Votes Do I Have?

13

How Many Votes Can Be Cast By All Shareholders?

13

Can I Change My Vote?

13

What Happens If The Meeting Is Adjourned To A Later Date?

13

Why Should I Vote To Approve The Plan Of Merger and the Related Amendment to the

Articles of Incorporation?

13

How Will The Merger Affect The Day-To-Day Operations?

13

How Was The Cash Price For Shares Of The Common Stock Determined?

14

May I Obtain A Copy Of Danielson Capital, LLC’s Valuation Report?

14

When Will The Merger Be Completed?

14

Should I Send In My Common Stock Certificates Now?

14

Who Can Help Answer My Questions?

14

What Do I Need To Do Now?

14

SPECIAL FACTORS

16

Purpose of the Merger Proposal

16

Alternatives Considered

17

Background Of The Merger Proposal

18

Reasons For The Merger Proposal

23

Opinion of Financial Advisor

24

Effects of the Proposed Transaction on the Company

28

Effects of the Transaction on Shareholders Generally

31

Additional Effects of Transaction on Affiliated Shareholders

33

Additional Effects of Transaction on Non-Affiliated Shareholders

34

Recommendation Of Our Board Of Directors; Fairness of the Transaction

35

Determination of Fairness by the Company’s Affiliate

40

Purposes And Reasons Of ABI Merger Sub, Inc. For The Merger Proposal

40

Material U.S. Federal Income Tax Consequences Of The Merger

41

SELECTED CONSOLIDATED FINANCIAL DATA OF AMERICAN BANK INCORPORATED

43

PRO FORMA EFFECT OF THE MERGER AND PRO FORMA CONSOLIDATED FINANCIAL

INFORMATION (UNAUDITED)

44

INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

49

Revocation Of Proxies

49

Voting Securities And Method Of Counting Votes

49

Security Ownership Of Certain Beneficial Owners

50

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PROPOSAL I—THE MERGER

51

Structure Of The Merger

51

Determination Of The Terms Of The Merger

53

Interests Of Certain Persons In The Merger

53

Past Contacts, Transactions, Negotiations And Agreements

54

Source Of Funds And Expenses

54

Fees and Expenses of the Merger

55

Effective Time Of The Merger

55

Election To Receive Cash Or Series A Preferred Shares

55

Conversion And Exchange Of Stock Certificates

56

Conditions To Consummation Of The Merger

56

Amendment Or Termination Of The Merger Agreement

57

Regulatory Requirements

57

Rights Of Dissenting Shareholders

57

Termination Of Securities Exchange Act Registration

60

PROPOSAL II - AMENDMENT TO ARTICLES OF INCORPORATION

61

Series A Preferred Stock

61

Term

61

Voting Rights

61

Dividend Rights

61

Liquidation Preference

61

Redemption Rights

62

Callability

62

Conversion Right

62

Preemptive Rights

62

Antidilution Adjustments

62

Transfer Rights

62

Common Stock

62

Anti-Takeover Measures Currently In Place

63

Dividend Policy

64

PROPOSAL III – ELECTION OF DIRECTORS

65

Directors and Executive Officers

66

Board Independence

67

Meetings and Committees of the Board of Directors

68

Stockholder Communications with the Board

71

Determination of Executive Compensation

71

Audit Committee Report

72

SUMMARY COMPENSATION TABLE

73

Outstanding Equity Awards at Year End

74

Employee Benefit Plans

75

Incentive Compensation

76

Section 16(a) Beneficial Ownership Reporting Compliance

77

Transactions With Certain Related Persons

77

INFORMATION ABOUT AMERICAN BANK INCORPORATED AND ITS AFFILIATES

79

General

79

Additional Information about American Bank Incorporated

79

ABI Merger Sub, Inc.

79

Legal Proceedings

79

Voting Securities Held By Directors, Executive Officers And 5% Beneficial Owners Of

American Bank Incorporated

80

Recent Affiliate Transactions In American Bank Incorporated Stock

81

Stock Repurchases By American Bank Incorporated

81

Market For Common Stock And Dividend Information

81

FINANCIAL AND OTHER INFORMATION

82

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STOCKHOLDER PROPOSALS 82 MISCELLANEOUS 82 OTHER MATTERS 82 WHERE YOU CAN FIND MORE INFORMATION 83

APPENDICES

Appendix A Plan of Reorganization and Agreement of Merger Between American Bank Incorporated and ABI Merger Sub, Inc.

Appendix B Pennsylvania Business Corporation Law Provisions Related to Dissenters’ Rights

Appendix C Fairness Opinion of Danielson Capital, LLC

Appendix D Articles of Amendment to the Articles of Incorporation of American Bank Incorporated

Appendix E American Bank Incorporated Annual Report on Form 10-KSB for the Year Ended December 31, 2006

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SUMMARY TERM SHEET

This summary term sheet, together with the following Questions and Answers section, highlights the material information included in this proxy statement. This summary may not contain all of the information that is important to you. To understand the merger proposal fully, and for a more complete description of the legal terms of the merger proposal, you should read carefully this entire document and the other documents referenced in this document. The actual terms of the Merger are contained in the Merger Agreement, a copy of which is attached as Appendix A to this proxy statement.

Purpose Of The Transaction

Shareholders are being asked to consider and vote to approve a transaction which will reduce the total number of record holders of Common Shares of the Company to less than 300. This will allow the Company to terminate its status as a reporting company and avoid the reporting and other SEC filing requirements. The Board of Directors believes that the burden and expense associated with being an SEC reporting company outweigh any advantage of remaining an SEC reporting company. For more information, see the section captioned “Special Factors—Purpose of the Merger Proposal” beginning on page 16 of this proxy statement.

Structure Of The Transaction

The transaction will be accomplished through a merger transaction whereby a newly-created, wholly-owned subsidiary of American Bank Incorporated, called ABI Merger Sub, Inc., will be merged with and into American Bank Incorporated (the “Merger”). At the effective time of the Merger:

•

each share of Common Stock then held by a shareholder of record who as of the Record Date held 100 or fewer shares (a “First Tier Record Holder”) will be converted into the right to receive $9.10 in cash per share (the “Cash Consideration”), as to the shares held of record on the Record Date. Those shareholders will cease to have any ownership interest in American Bank Incorporated;

•

each share of Common Stock then held by a shareholder of record who as of the Record Date held more than 100 but fewer than 1,000 shares of Common Stock (a “Second Tier Record Holder”) will be converted into the right to receive, as to the shares held of record on the Record Date, at the election of the shareholder, either: (i) the per share Cash Consideration; or (ii) one share of a newly authorized class of Series A Preferred Stock of the Company; and

•

each share of Common Stock then held by a shareholder of record who as of the Record Date held 1,000 or more shares (a “Third Tier Record Holder”) will continue to represent one share of the Company’s Common Stock following the Merger.

In addition, if during the period between the Record Date and the effective time of the Merger, a First Tier Record Holder or a Second Tier Record Holder acquires by purchase, gift, bequest, or otherwise, any additional shares of Common Stock which are owned of record by such shareholder as of the effective time, each such additional share shall be converted into the right to receive one share of Series A Preferred Stock. Similarly, each share of Common Stock owned of record by a shareholder of record as of the effective time, who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares, will be converted into the right to receive shares of Series A Preferred Stock on a share for share basis.

The Company will limit the amount of cash payable in the transaction to an amount no less than $1,650,000, which would enable all record shareholders owning less than 1,000 shares as of February 8, 2007 to receive $9.10 in cash per share. At the time of election, if there are more recordholders holding more than 100 but fewer than 1,000 shares of Common Stock as of the Record Date electing cash than is available, priority will be given first to such shareholders of record as of the Record Date who were also holders of record as of February 8, 2007, the date of adoption of the Merger Agreement by the Board of Directors, and second to such shareholders owning the fewest number of shares of record as of the Record Date.

The Board decided on this structure because it allows the Company to meet its objective of reducing the number of its common shareholders of record to below 300, while also providing a significant number of shareholders (i.e., the approximately 316 shareholders in the 101 to 999 Common Share range) with the option of

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retaining an economic interest in the Company, should they choose to do so. The Board determined not to provide this option to the shareholders owning 100 or fewer Common Shares because to do so allowed for the possibility that the total number of record holders of Series A Preferred Stock would exceed 500 following the proposed transactions, thereby requiring the Company to continue to meet the SEC reporting and filing requirements. Additionally, the Board determined that cashing out the approximately 111 holders of 100 or fewer Common Shares was appropriate due to the inordinate consumption of resources by this group relative to its aggregate ownership of approximately 0.11% of the Company’s Common Stock.

For more information, see the section captioned “Proposal I—The Merger—Structure of the Merger” beginning on page 51 of this proxy statement.

Amendment To Articles Of Incorporation; Terms of the Series A Preferred Stock

In connection with the Merger, shareholders are also being asked to consider and vote to approve an amendment to the Company’s Articles of Incorporation to authorize the issuance of up to 500,000 shares of Series A Preferred Stock. The Company estimates that up to approximately 180,000 shares of Series A Preferred Stock will be issued in the Merger, assuming all shareholders of record as of the Record Date owning more than 100 but fewer than 1,000 shares of the Company’s Common Stock elect to receive the Series A Preferred Stock. Additional shares of Series A Preferred Stock may be issued, if necessary, in exchange for shares of Common Stock acquired after the Record Date and held of record immediately prior to the effective time of the Merger

The Series A Preferred Stock has substantially different rights and limitations from our Common Stock with respect to voting, dividends, liquidation and other matters. Holders of Series A Preferred Stock will not be entitled to voting rights, except (i) as required by law or (ii) upon any merger, acquisition of all or substantially all of the capital stock or assets of the Company, or other business combination involving the Company, in which the holders of Common Stock are entitled to vote. No dividends will be paid to common shareholders unless a dividend of no less than equal value is also paid to those persons owning Series A Preferred Stock. Holders of Series A Preferred Stock will receive a preferential payment upon the dissolution or liquidation of the Company. All shares of Series A Preferred Stock will automatically be converted to Common Stock upon a change of control event, as defined in the amendment to the Articles of Incorporation. The Series A Preferred Stock will also be callable by the Company after the fifth year following the date of issuance. In the event such shares are called, each share of Series A Preferred Stock will be converted into a share of Company Common Stock on a share for share basis. Shares of Series A Preferred Stock are not insured by the FDIC. Holders of Series A Preferred Stock will not be entitled to participate in the Company’s dividend reinvestment program.

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A general comparison of the terms of the Common Stock and the Series A Preferred Stock is provided below. See “Proposal II—Amendment to Articles of Incorporation” beginning on page 61 of this proxy statement for more information on the relative rights and preferences of the Series A Preferred Stock.

Term Comparison Chart

Term	Common Stock	Series A Preferred Stock
Voting Rights	One vote on all matters per share; no cumulative voting in the election of directors	None, except as required by law and upon mergers and similar transactions in which holders of common stock are entitled to vote
Preemptive Rights	None	None
Dividend Rights	As declared by the Board out of funds legally available therefore; no dividend payable unless first paid to holders of Series A Preferred Stock	As declared by the Board out of funds legally available therefore; preference over holders of Common Stock
Conversion Rights	None	Converts on a share for share basis into Common Stock in the event of a “Change in Control”
Transfer Rights	Freely transferable	Freely transferable
Liquidation Rights	Subordinated to holders of Series A Preferred Stock	Preference over holders of Common Stock
Callability	Not callable	Callable at Company’s option after 5th year following issuance
Antidilution Rights	None	Adjustments tied to adjustments in the number of outstanding Common Shares
Term	Perpetual Term	Perpetual Term

Given the general terms and anticipated illiquidity of the Series A Preferred Stock, shareholders owning more than 100 but fewer than 1,000 shares of Common Stock are strongly advised to consider the desirability of being committed to an investment in shares of the Series A Preferred Stock.

Series A Preferred Stock Issued in Reliance on Exemption From Registration

We are issuing the shares of Series A Preferred Stock without registration under the Securities Act of 1933 in reliance on an exemption under Section 3(a)(9) of the Securities Act for the exchange by a company of any security with its existing shareholders exclusively, where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange. We believe that exemption is available to the Merger because we are only issuing the Series A stock to our holders of Common Stock, and to no other persons or entities. Further, we are not paying any commission or other remuneration for soliciting the exchange.

Determination of Shares “Held Of Record”

Because SEC rules require that we count “record holders” for purposes of determining our reporting obligations, the Merger is based on shares held of record without regard to the ultimate control of the shares. A shareholder “of record” is the shareholder whose name is listed on the front of the stock certificate, regardless of who ultimately has the power to vote or sell the shares. For example, if a shareholder holds separate certificates individually; as a joint tenant with someone else; as trustee; and in an IRA, those four certificates represent shares held by four different record holders, even if a single shareholder controls the voting or disposition of those shares. Similarly, shares held by a broker in “street name” on behalf of several individual shareholders are held of record by one shareholder, the broker. As a result, a single shareholder with 1,000 or more shares held in various accounts could receive Series A Preferred Stock in the Merger for all of his or her shares if those accounts individually hold fewer than 1,000 shares.

Election Procedures For Certain Shareholders

If you are a shareholder who, as of the Record Date, held more than 100 shares of Common Stock but fewer than 1,000 shares of Common Stock, you must make your election regarding the receipt of the Cash

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Consideration or the Series A Preferred Stock on the proxy card provided with this proxy statement. You may elect to receive either the Cash Consideration or the Series A Preferred Stock in exchange for all of your shares of Common Stock. If you fail to return the enclosed proxy card or if you return the card but fail to specify any election on the proxy card, you will be deemed to have elected to receive the Cash Consideration in exchange for your Common Stock, subject to the limitations set forth in the Merger Agreement. The Company will limit the amount of cash payable in the transaction to an amount no less than $1,650,000, which would enable all record shareholders owning less than 1,000 shares as of February 8, 2007 to receive the $9.10 Cash Consideration. At the time of election, if there are more shareholders of record holding more than 100 but not fewer than 1,000 shares of Common Stock as of the Record Date electing cash than is available, priority will be given first to such shareholders of record as of the Record Date who were also holders of record as of February 8, 2007, the date of adoption of the Merger Agreement by the Board of Directors, and second to such shareholders owning the fewest number of shares of record as of the Record Date. For more information, see the section captioned “Proposal I – The Merger – Structure of the Merger – Shares held by shareholders of record owning more than 100 shares but fewer than 1,000 shares as of the Record Date,” beginning on page 51 of this proxy statement.

Vote Required To Approve The Merger Agreement And Amendment To The Articles of Incorporation

The Merger Agreement must be approved by the affirmative vote of a majority of the Company’s shares of Common Stock outstanding and entitled to vote at the annual meeting. The amendment to the Company’s Articles of Incorporation to authorize the new class of Series A Preferred Stock also requires the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote at the annual meeting.

The record date for determining who is entitled to vote at the annual meeting has been fixed as the close of business on [Record Date]. On that date, there were 5,945,278 shares of Common Stock outstanding. As of the Record Date, the directors and executive officers of the Company own approximately 70.0% of the Company’s outstanding Common Stock. Each of American Bank Incorporated’s directors and executive officers intends to vote in favor of the Merger proposal and the Amendment to the Articles of Incorporation.

For more information, see the section captioned “Information Regarding the Annual Meeting of Shareholders” beginning on page 49 of this proxy statement.

Recommendation Of The Board Of Directors

The Board of Directors of American Bank Incorporated has unanimously approved the Merger Agreement and the amendment to the Company’s Articles of Incorporation and recommends that you vote to approve the Merger Agreement and the amendment to the Articles of Incorporation. The Board of Directors collectively, and Mark W. Jaindl individually, believes that the Merger and related transactions pursuant to which American Bank Incorporated will deregister with the Securities and Exchange Commission, are fair to American Bank Incorporated and its unaffiliated shareholders. For more information, see the section captioned “Special Factors—Recommendation of our Board of Directors; Fairness of the Transaction” beginning on page 35 of this proxy statement.

Danielson Capital, LLC’s Fairness Opinion

Danielson Capital, LLC, American Bank Incorporated’s independent financial advisor, delivered to the Board of Directors a written opinion dated February 8, 2007, stating that the Cash Consideration to be paid in connection with this Merger is fair from a financial point of view to the shareholders of the Company, including both shareholders who receive the Cash Consideration and those who will remain as shareholders of the Company. The full text of this opinion is attached as Appendix C to this proxy statement. For more information, also see the section captioned “Special Factors—Opinion of Financial Advisor” beginning on page 24 of this proxy statement.

Potential Conflicts Of Interest Of Executive Officers And Directors

The executive officers and directors of American Bank Incorporated and American Bank may have interests in the transaction that are different from your interests as a shareholder, or relationships that may present conflicts of interest. For example, each member of the Board of Directors and each executive officer will increase their percentage ownership interest of the Common Stock as a result of the completion of the Merger. The following table sets forth information as of the Record Date with respect to each of the directors, executive officers, and all

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directors and executive officers as a group before and their anticipated ownership after the Merger. The information provided below assumes 5,945,278 issued and outstanding Common Shares prior to the Merger, and 5,765,589 Common Shares issued and outstanding following the Merger.

	Prior to Merger			After Merger
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned
Phillip S. Schwartz	267,615		4.50%	267,615		4.64%
Martin F. Spiro	428,777		7.20	428,663		7.44
John F. Eureyecko	20,768		0.35	20,768		0.36
John W. Galuchie, Jr.	12,000		0.20	12,000		0.21
Donald J. Whiting, Jr.	50,000		0.84	50,000		0.87
Mark W. Jaindl	3,360,059	(2)	56.52	3,360,059	(2)	58.28
Michael D. Molewski	11,928		0.20	11,928		0.21
Harry C. Birkhimer	8,171		0.14	8,171		0.14
Sandra A. Berg	1,025		0.02	1,025		0.02
Chris J. Persichetti	2,385		0.04	2,385		0.04
Robert W. Turner	155		0.01	155		0.01
All directors and executive officers as a group (11 persons)	4,162,883		70.02%	4,162,769		72.22%

———————

(1)

The address of each beneficial owner is 4029 West Tilghman Street, Allentown, PA 18104

(2)

Excludes shares that can be acquired upon the conversion of trust preferred securities and the exercise of options.

Dissenters’ Rights

In connection with the Merger, shareholders of record of the Company, including those shareholders retaining their shares of Common Stock, are entitled to exercise dissenters’ rights to appraisal pursuant to Subchapter D of the Pennsylvania Business Corporation Law. Such shareholders have the right to dissent from the Merger and to receive payment in cash for the appraised fair value of the Company’s Common Shares. In order to do this, a shareholder of record must precisely follow the required statutory procedures under Pennsylvania law.

The procedures for perfecting dissenters’ rights and receiving the fair cash value of dissenting shares pursuant to Subchapter D of the Pennsylvania Business Corporation Law are described more fully in the section captioned “Proposal I—The Merger—Rights of Dissenting Shareholders” beginning on page 57 of this proxy statement. A copy of the applicable dissenters’ rights provisions of Pennsylvania law is also provided as Appendix B to this proxy statement. FAILURE TO COMPLY PRECISELY WITH ALL PROCEDURES REQUIRED BY PENNSYLVANIA LAW MAY RESULT IN THE LOSS OF DISSENTERS’ RIGHTS.

The Board of Directors has reserved the right to terminate this transaction in the event that 5% or more of the outstanding shares of Company’s Common Stock exercise dissenters’ rights.

Federal Income Tax Consequences

A shareholder who receives cash in the Merger will generally be taxed on receipt of the Merger consideration if and to the extent that the amount received exceeds the tax basis in the Common Stock. The receipt of Series A Preferred Stock in the Merger will generally be a non-taxable event. Determining the tax consequences of the Merger can be complicated. You should consult your financial and tax advisors in order to understand fully how the Merger will affect you. For more information, see the section captioned “Special Factors—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 41 of this proxy statement.

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Accounting Treatment

The Merger is between the Company and a wholly-owned shell subsidiary that has no assets or liabilities. Except for the shareholders that will receive Cash Consideration, the Merger is an exchange of equity interests between related entities. Therefore, for accounting purposes, the reporting basis of the assets and liabilities would not change.

Possible Effect of Proposed Transaction on Stock Price

By terminating our status as a SEC reporting company, we will no longer be eligible to quote our Common Stock on the Nasdaq Capital Market, which is likely to have a negative effect on stock liquidity. Our Series A Preferred Stock will also not be quoted on the Nasdaq Capital Market. We anticipate that both classes of stock will be quoted on the OTC Bulletin Board. The number of common shares outstanding, as well as the number of common shareholders will decrease, which may decrease the number of persons willing to actively buy and sell shares of Common Stock and the number of shares available for sale. Likewise, although we anticipate that there will be more persons owning the Series A Preferred Stock than shares of Common Stock, there will be fewer Series A Preferred Shares issued, outstanding and available for trading. These factors, in addition to negatively effecting liquidity, may adversely effect the price at which the Common Stock and the Series A Preferred Stock may trade in the future. In addition, securities with limited voting rights, such as the Series A Preferred Stock, may trade at a discount to similar securities with voting rights.

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QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND THE MERGER

The following questions and answers are intended to briefly address commonly asked questions regarding the annual meeting and the Merger. These questions and answers may not address all questions that may be important to you as a shareholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement, and the documents referred to or incorporated by reference in this proxy statement.

When And Where Is The Annual Meeting?

The meeting will be held on [Meeting Date], at 9:00 a.m., local time, at the Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania.

How Many Votes Do I Have?

You will have one vote for every share of Common Stock you owned on the Record Date.

How Many Votes Can Be Cast By All Shareholders?

As of the Record Date, 5,945,278 shares of Common Stock were issued and outstanding and held of record by approximately 682 shareholders.

Can I Change My Vote?

Yes, just send in a new proxy with a later date, or send a written notice of revocation to the Corporate Secretary at the address on the cover of this proxy statement. If you attend the annual meeting and want to vote in person, you can deliver a written revocation of your proxy to the Secretary at the meeting. However, if your shares are held in street name, you should follow the instructions of your broker regarding the revocation of proxies.

What Happens If The Meeting Is Adjourned To A Later Date?

Your proxy will be good and may be voted at the adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Why Should I Vote To Approve The Plan Of Merger and the Related Amendment to the Articles of Incorporation?

The Board of Directors believes that the Merger and the related amendment to the Articles of Incorporation are in the best interests of all American Bank Incorporated shareholders. The Merger is expected to reduce the number of record holders of shares of Common Stock to below 300 persons, which will then allow termination of the registration of the Common Stock under the Securities Exchange Act. The Board believes that the monetary expense and the burdens incident to continued compliance with the Securities Exchange Act significantly outweigh any benefits derived from continued registration of the shares.

How Will The Merger Affect The Day-To-Day Operations?

The Merger will have very little effect on the operations of either American Bank Incorporated or American Bank, its wholly owned subsidiary. American Bank will continue to conduct its existing operations in the same manner as now conducted. Except with respect to the Amendment to the Company’s Articles of Incorporation to provide for the newly authorized Series A Preferred Stock, the charter documents of the Company will remain in effect and unchanged by the Merger. No changes to the charter documents of American Bank are proposed in connection with the Merger. The deposits of American Bank will continue to be insured by the FDIC. After the Merger is completed, the current officers and directors of American Bank will continue to hold the positions each now holds with American Bank, and American Bank will continue to be regulated by the same agencies as before the Merger. The only significant change in operations will be that American Bank Incorporated will no longer file reports and proxy statements with the SEC.

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How Was The Cash Price For Shares Of The Common Stock Determined?

The Board of Directors retained Danielson Capital, LLC, an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to assist the Board in determining a fair price for the shares of Common Stock to be purchased by American Bank Incorporated in the Merger transaction. Danielson Capital, LLC delivered a valuation report to the Board valuing the Common Stock at between $8.00 and $9.14 per share. In the context of a going private transaction such as the Merger, Danielson Capital, LLC concluded that a fair value was within the range of $9.00 and $9.14. The Board of Directors considered the independent valuation and other factors and determined that the Cash Consideration under the Merger Agreement should be $9.10 per share. Subsequently, Danielson Capital, LLC issued an opinion to the Board of Directors that the cash consideration to be paid under the Merger Agreement was fair, from a financial point of view, to all shareholders of the Company, including both shareholders who receive the Cash Consideration and shareholders who will continue as shareholders of the Company. A copy of the fairness opinion of Danielson Capital, LLC is attached as Appendix C to this proxy statement.

May I Obtain A Copy Of Danielson Capital, LLC’s Valuation Report?

In connection with Danielson Capital, LLC’s fairness opinion, Danielson Capital, LLC prepared and delivered to American Bank Incorporated a valuation report that details the valuation principles and methodologies used to determine the fairness of the Cash Consideration. You or your representative (designated in writing) may inspect a copy of the valuation report at American Bank’s main office during regular business hours, or you may request a copy of the report upon written request and at your expense. Please send in your written request to the address set forth on the cover page of this proxy statement.

The SEC also maintains an Internet world wide website that contains reports, proxy statements and other information about issuers, including American Bank Incorporated, who file electronically with the SEC. The address of that site is http://www.sec.gov. American Bank Incorporated has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 in connection with the transactions described in this proxy statement. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. A copy of the valuation report is attached as an exhibit to the Company’s Schedule 13E-3 and is available for inspection electronically at the SEC’s website.

When Will The Merger Be Completed?

We plan to complete the transaction during the second quarter of 2007 so that registration of the Common Stock can also be terminated in the second quarter of 2007.

Should I Send In My Common Stock Certificates Now?

No. After the Merger transaction is completed, all shareholders owning fewer than 1,000 of the Company’s Common Stock will receive written instructions for exchanging their Common Stock certificates for the Cash Consideration or shares of Series A Preferred Stock, as the case may be.

Who Can Help Answer My Questions?

If you have any questions about the annual meeting or any of the items to be considered by the shareholders at the meeting, or if you need additional copies of the enclosed materials or proxy, you should contact Mark W. Jaindl, the Company’s President and Chief Executive Officer, at (610) 366-1800. Written requests can be made to the attention of Mr. Jaindl at the following address: American Bank Incorporated, 4029 West Tilghman Street, Allentown, Pennsylvania 18104.

What Do I Need To Do Now?

Complete, sign and mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the meeting. If you sign and return your proxy but do not include instructions on how to vote, your shares will be voted “FOR” the proposal to approve and adopt the Merger Agreement, “FOR” the proposed amendment to the Company’s Articles of Incorporation authorizing the new Series A Preferred Stock, and “FOR” each of the nominees for director listed in this proxy statement.

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If you are a shareholder who holds of record more than 100 but fewer than 1,000 shares of Common Stock, you must make your election to receive the Cash Consideration or shares of Series A Preferred Stock on the proxy card provided with this proxy statement. Any such election must be made with respect to all shares of Common Stock owned of record by such shareholder. If you fail to return a proxy card or if you return a card but fail to specify your election on the proxy card, you will be deemed to have elected to receive the Cash Consideration in exchange for your Common Stock, subject to the limitations set forth in the Merger Agreement.

For a more complete description of voting at the shareholders’ meeting, see the section entitled “Information Regarding the Annual Meeting of Shareholders.”

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SPECIAL FACTORS

Purpose of the Merger Proposal

The primary purpose of the Merger is to enable us to terminate the registration of our Common Stock under Section 12(g) of the Securities Exchange Act. Although we intend to keep our holders of Common Stock and Series A Preferred Stock informed as to our business and financial status after the Merger, we anticipate that deregistration will enable us to save significant accounting, legal and administrative expenses relating to our public disclosure and reporting requirements under the Securities Exchange Act. As a secondary matter, it is likely to decrease the administrative expense we incur in connection with soliciting proxies for routine annual meetings of shareholders since the Series A Preferred Stock will have limited voting rights.

After the Merger, we intend to keep our common and Series A shareholders informed about our business and financial condition by delivering annual audited financial statements to them. Moreover, our business operations are primarily conducted through our banking subsidiary, American Bank, which is required to file quarterly financial reports with the FDIC. These reports are available online at www.fdic.gov.

As a non-SEC registered company our financial reporting processes will be significantly simplified since we will no longer be required to comply with disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements include preparing and filing current and periodic reports with the SEC regarding our business, financial condition, Board of Directors and management team; having these reports reviewed by outside counsel and independent auditors; and documenting, testing and reporting on our internal control structure.

In particular, as a non-SEC registered company, we will no longer be required to file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or proxy statements with the SEC. The Form 10-K and proxy statement rules require detailed disclosures regarding executive compensation, corporate governance and management stock ownership, which are not required in our financial reports to the FDIC or our audited financial statements. Additionally, we will no longer be required to include management’s discussion and analysis of our financial results in annual reports to shareholders or financial reports to the FDIC. Currently, our external auditors perform detailed reviews of management’s discussion and analysis of our financial results to assure consistency with audited financial statements and to ensure we are in compliance with applicable disclosure requirements.

We incur substantial costs in management time and legal and accounting fees related to the preparation, review and filing of our periodic reports and proxy statements. Unlike the periodic reports that we currently file with the SEC, the quarterly financial information that American Bank files with the FDIC does not require the review of either our independent accountants or legal counsel. As a result of the elimination of the disclosure and reporting requirements under the Securities Exchange Act, we estimate that we will save approximately $75,000 per year in management time and $46,000 per year in legal and accounting fees.

Furthermore, as a non-SEC registered company, we will not be required to comply with Section 404 of the Sarbanes-Oxley Act, which would require that we document, test and assess our internal control structure and that our external auditors report on management’s assessment of our internal control structure. These requirements are currently scheduled to become effective for our fiscal year ending 2007. As a result of our limited personnel resources, we anticipate that we would need to engage an outside consultant and hire an additional experienced accountant to assist management in documenting and testing our internal control structure. Additionally, we estimate that our external audit fees will increase as a result of Section 404 because our external auditors will be required to perform additional audit procedures in order to report on management’s assessment of our internal control structure. We also anticipate we would incur additional legal fees for advice related to compliance with Section 404. We estimate that we would incur approximately $170,000 annually in consulting, compensation, accounting and legal expenses related to compliance with Section 404 of the Sarbanes-Oxley Act. If we deregister our Common Stock prior to the effective date of Section 404 of the Sarbanes-Oxley Act, we will not incur these expenses.

Additionally, we are currently required to file proxy statements and periodic reports electronically with the SEC through the SEC’s “EDGAR” filing system. We incur substantial expense in converting documents to be filed with the SEC into an EDGAR format. By terminating our reporting requirements with the SEC, we will be able to save approximately $10,000 per year in costs related to preparing documents for filing via the EDGAR system.

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We are required to comply with many of the same securities law requirements that apply to large public companies with substantial compliance resources. Our resources are more limited, however, and these compliance activities represent a significant administrative and financial burden to a company of our relatively small size and market capitalization. We also incur less tangible but nonetheless significant expenditure of management’s time and attention which could otherwise be deployed toward revenue-enhancing activities.

Our estimated cost of compliance with the Securities Exchange Act and the Sarbanes-Oxley Act is substantial, representing an estimated direct and indirect annual cost to us of approximately $262,750 with the expected effect of Section 404 of the Sarbanes-Oxley Act. Our anticipated cost savings are quantified in more detail under “Reasons for the Merger Proposal” on page 23.

As of February 8, 2007, American Bank Incorporated had approximately 682 shareholders of record of Common Stock, but approximately 96.98% of the outstanding shares as of that date were held by approximately 274 shareholders. Additionally, of our 682 common shareholders of record, approximately 316 shareholders each hold more than 100 but fewer than 1,000 shares, or an aggregate of approximately 2.92% of our outstanding Common Stock as of February 8, 2007. In addition, approximately 111 shareholders of record each hold 100 or fewer shares, or an aggregate of approximately 0.11% of our outstanding Common Stock. As a result, there is a limited market for the Company’s shares and the Board of Directors believes there is little likelihood that a more active market will develop. However, because we have more than 300 shareholders of record and our Common Stock is registered under Section 12(g) of the Securities Exchange Act, we are required to comply with the disclosure and reporting requirements under the Securities Exchange Act and the Sarbanes-Oxley Act.

We believe that our limited trading market has resulted in little relative benefit for our shareholders as compared to the costs of maintaining our registration.

The Merger is designed to reduce the number of our common shareholders of record to below 300, which will enable us to terminate our registration under the Securities Exchange Act. Given the compliance costs related to our registration under the Securities Exchange Act and the limited trading market for our Common Stock, the Board of Directors believes American Bank Incorporated receives little relative benefit from being registered under the Securities Exchange Act. We believe the Merger will provide a more efficient means of using our capital to benefit our shareholders by allowing us to save significant administrative, accounting, and legal expenses incurred in complying with disclosure, reporting and compliance requirements under the Securities Exchange Act as well as the Sarbanes-Oxley Act.

Alternatives Considered

Staying Public. Prior to recommending the Merger to our shareholders, the Board of Directors first considered other alternatives, including remaining a reporting company under the Securities Exchange Act. For the reasons discussed above, the Board felt that the costs of remaining a reporting company under the Securities Exchange Act no longer justified its benefits to American Bank Incorporated and its shareholders. The Board could not determine an alternative for significantly reducing its on-going and anticipated costs resulting from qualifying as a reporting company other than terminating its Securities Exchange Act registration.

Once the Board determined that the Company should reduce the number of shareholders below 300 so that it could qualify to deregister the Company’s Common Stock with the SEC, it considered several alternatives to achieve that objective including (i) a tender offer to holders of Company Common Stock, (ii) a reverse stock split, (iii) a traditional cash out merger, and (iv) a stock repurchase plan. The Board rejected these alternatives because we believe that the Merger would be the most shareholder-friendly, while, at the same time, being equally or more effective as the other alternatives and a cost efficient manner to reduce the number of Company common shareholders comfortably below the 300 shareholder threshold.

Issuer Tender Offer. We considered the possibility of an issuer tender offer to repurchase shares of our outstanding Common Stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. We were uncertain as to whether this alternative would result in shares being tendered by a sufficient number of shareholders so as to result in American Bank Incorporated Common Stock being held by fewer than 300 shareholders of record.

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As a result of the uncertainty about the number of common shareholders that would be reduced, and the fact that we might fail to accomplish our objective of reducing the number of shareholders to fewer than 300, and the expected costs of a tender offer, the Board rejected this alternative.

Reverse Stock Split. Another alternative considered by the Board of Directors was a reverse stock split. Under this alternative, the Company would file (subject to shareholder approval) an amendment to its Articles of Incorporation which would authorize a reverse stock split and the cash out of any fractional shares created as a result. For example, if we were to use the same threshold number of shares in the reverse stock split (1,000), at the effective time of the reverse stock split, for every 1,000 shares owned by a shareholder, that shareholder would receive one (1) share of Common Stock. All holders of less than 1,000 shares would be cashed out. Following the reverse stock split, the Company would likely engage in a forward stock split (e.g. 1,000-for-1).

This alternative provides certainty in that the Board would be able to estimate the number of shareholders who would be completely cashed out, thus reducing the number of record shareholders. However, this option would be more costly than the Merger because all fractional shares would be cashed out, even if they are owned by persons who would remain shareholders after the forward stock split. Also, this alternative did not provide the holders owning more than 100 but less than 1,000 shares of record the alternative to remain as equity owners of the Company. Rather, they would be forced to cash out at the price determined by the Board of Directors.

Traditional Cash Out Merger. An alternative similar to the reverse stock split is coordinating a merger with a shell corporation and reissuing Common Stock and/or cash to the shareholders of the newly merged entity. Under this alternative, the share exchange could be structured such that shareholders owning less than 1,000 shares of our Common Stock prior to the Merger would be cashed out, and shareholders owning 1,000 or more shares would retain their shares of Common Stock. This merger structure is substantially the same as the reverse stock split, and as a result was not preferred for the reasons discussed above in the discussion regarding reverse stock splits.

Stock Repurchase Plan. The Board also considered going into the open market and repurchasing stock from shareholders willing to sell their shares. There is no guaranty that a stock repurchase plan would result in any reduction of the number of record shareholders within the time period required to accomplish our objectives.

Background Of The Merger Proposal

American Bank Incorporated was organized in August 2001 at the direction of the Board of Directors of American Bank for the purpose of acting as the stock holding company of American Bank. The holding company reorganization was completed in January 2002. Upon the completion of the holding company reorganization, the Common Stock of American Bank Incorporated was deemed to be automatically registered under the Securities Exchange Act.

The Company has filed reports under the Securities Exchange Act since 2002. These reports include annual, quarterly and current reports presenting and analyzing the Company’s business, financial condition, results of operations and management structure; ongoing reports regarding insiders’ stock transactions and potential short-swing profit liability; and proxy statements disclosing information about our directors and executive officers, their compensation and our corporate governance process. Although our public reporting obligations have existed for several years, the Sarbanes-Oxley Act has added several reporting and procedural requirements that have become effective at various points during the past several years. As a result of the Sarbanes-Oxley Act, we have become subject to heightened compliance and documentation requirements in a variety of areas, including disclosure and internal controls, internal and external audit relationships, and the duties and qualifications of our Board committees. We have also become subject to accelerated and expanded disclosure requirements relating to our corporate and trading activities. As a result of these new requirements, our cost of compliance has increased, particularly relative to our limited personnel resources and market capitalization. In addition to the substantial indirect costs in management time, costs associated with our reporting obligations include securities counsel fees, auditor fees, costs of printing and mailing shareholder documents, and specialized word processing and filing costs. We anticipate further increases resulting from the upcoming requirement under Section 404 of the Sarbanes-Oxley Act that we document, test and assess our internal control structure and that our external auditors report on management’s assessment of our internal control structure. See “Reasons for the Merger Proposal” on page 23.

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As a result of these expanding requirements under the Sarbanes-Oxley Act, at the November 20, 2006 board meeting, the Company’s President and Chief Executive Officer provided the Board with some preliminary estimates relating to the cost savings of deregistration should the Board decide to pursue this alternative.

At the December 19, 2006 board meeting, the Board began initial discussions regarding the relative benefits and costs, both direct and indirect, related to continuing the registration of the Company’s Common Stock under the Securities Exchange Act. The Board of Directors and senior management addressed the increasing costs and burdens to which the Company was subject and possible ways to mitigate these costs, including deregistration. In addition, during December the Company’s President and Chief Executive Officer had discussions with the Company’s external auditors, S. R. Snodgrass A. C., regarding the expanding requirements under the Sarbanes-Oxley Act, including the specific requirements under and anticipated costs related to Section 404.

In its preliminary discussions, the Board of Directors considered the following factors:

•

Given the Company’s limited personnel resources, management anticipated it would need to hire a consultant and additional experienced accounting personnel to assist management in documenting and testing the internal control structure;

•

Management estimated consulting and additional personnel costs related to Section 404 compliance could amount to $95,000 annually;

•

Based on discussions with S. R. Snodgrass A.C., management expected external audit fees to increase by approximately $65,000 per year due to the requirement that the external auditor report on management’s assessment of our internal control structure;

•

In connection with our initial public offering in June 2000, we did not seek to limit the number of shareholders below 300 because we believed community support would be important to our success and the Sarbanes-Oxley Act was not in place;

•

Like many other community banks, many of the Company’s shareholders are members of the local community and customers of American Bank, which the Board believes has contributed to the success of the Bank;

•

Approximately 427 of the Company’s 682 shareholders owned 1,000 or fewer shares and together only owned an aggregate of approximately 3.0% of the outstanding Common Stock;

•

A transaction designed to cash out all shareholders holding less than 1,000 shares could be received negatively by the community and adversely affect the Company’s business;

•

The Board was aware of several other community banks of a similar size that had completed or that were in the process of completing transactions that would allow them to deregister their common stock; and

•

Management estimated legal and professional expenses related to structuring and implementing a transaction designed to allow the Company to deregister its Common Stock would be approximately $115,500.

During the period from January 11, 2007 to February 8, 2007, management from the Company met with the Company’s legal counsel and accountants regarding the Company’s status as a Securities Exchange Act reporting entity and inquired regarding alternatives available as a result of anticipated additional cost of the Sarbanes-Oxley Act. Management reviewed the basic requirements for having the Company deregister as an Exchange Act reporting company and potential transactions which could reduce the number of common shareholders to allow the Company to be eligible to deregister.

On January 11, 2007, the Board of Directors held a special meeting, at which all Board members were present, as well as the Company’s legal counsel and accountant. At this special meeting, the Board reconsidered the factors listed above and discussed the specific cost estimates related to the Company’s compliance with reporting obligations under the Securities Exchange Act, as summarized in “Reasons for the Merger Proposal” on page 23.

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At that meeting, the Board also actively discussed the advantages and disadvantages of engaging in a going private transaction, and the alternative structures for a going private transaction. At that meeting, representatives of Luse Gorman Pomerenk & Schick, PC discussed the following advantages of being an SEC registered company.

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More disclosure by the company makes shareholders feel more secure about their investment.

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Registration allows for potentially increased liquidity by permitting its listing on an exchange or trading over the counter.

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Investors have the ability to read and analyze company information online, from the SEC web site.

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Registration makes it easier to raise additional capital through the sale of Company stock, or to use Company stock to engage in an acquisition transaction.

Legal counsel also outlined the following disadvantages, particularly as they apply to American Bank Incorporated, of being registered with the SEC.

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Increased expenses related to compliance with SEC reporting obligations and corporate governance requirements under the Sarbanes-Oxley Act may place American Bank Incorporated at a competitive disadvantage.

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Management’s time and efforts are inordinately expended on compliance matters, as opposed to the operation of the Company and its subsidiary bank.

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SEC regulations do not generally take into account smaller firms. This makes it expensive, especially for small firms, like American Bank Incorporated.

The Board was also presented with a general procedural structure for engaging in further analysis and deliberations regarding the going private process. The Board was advised to: (1) evaluate the general advantages and disadvantages of being a reporting company; (2) analyze the Company’s shareholder base to determine a desired ownership threshold above which shareholders would retain their current interest in the Company; (3) determine the value to be paid for repurchased shares and the most appropriate means of financing the repurchase; (4) determine the financial benefit of going private to the Company; and (5) review all relevant legal considerations involved in going private.

At a board meeting on January 16, 2007, additional information regarding the general transaction options for going private was presented. These options included a reverse stock split, a voluntary tender offer, a stock repurchase plan and an affiliate combination involving the Merger of a wholly-owned subsidiary with and into American Bank Incorporated. The Board considered how each of these transaction options would be perceived by both shareholders and the general public as well as what transaction would be most beneficial for American Bank Incorporated and its shareholders. The Board focused on the creation of a new class of preferred stock and an exchange one share of Common Stock for one share of preferred stock, which would enable smaller shareholders to share in the upside potential of any sale of control and retain dividend protection.

Based upon these discussions, the Board concluded that any benefits from being a registered company are substantially outweighed by the burden on management and the projected expense estimates likely to be incurred by the Company as a result of its SEC reporting obligations. In addition, the Board determined that the number of record holders of the Company’s Common Shares must be reduced below 300 persons in a transaction that would be deemed by the SEC to be a “going private” transaction in order to terminate the registration of the American Bank Incorporated Common Stock with the SEC. A review by the Board of stock records confirmed that if American Bank Incorporated repurchased all of the shares of every shareholder of record owning fewer than 1,000 shares of Common Stock, approximately 275 total record shareholders would remain after the purchases were completed, and 275 total shareholders is comfortably below the 300 shareholder threshold required to terminate SEC registration.

At the January 24, 2007 meeting, the Board continued to review the advantages and disadvantages with respect to the going private transaction. The Board reviewed different types of voluntary and involuntary transactions which could result in the Company having fewer common shareholders in to order reduce the number of record common shareholders below 300. Examples of other banking entities which had reduced their common

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shareholders through reclassification transactions changing some common shares to preferred stock were discussed. The Board agreed that the advantages of deregistering its Common Stock under the Exchange Act outweighed the costs associated with complying with Sarbanes-Oxley and other burdens with being a public corporation, but Board members also reached a consensus that they wanted to prioritize giving affected shareholders the most flexibility possible while insuring success in the deregistration process.

The Board and counsel then discussed the best method for consummating the going private transaction. The Board considered the alternative structures for a going private transaction and after considerable discussion, including discussion with counsel, the Board of Directors unanimously determined that a merger with a newly chartered subsidiary was the preferred structure because:

•

a tender offer process is expensive and, most importantly, would provide no assurances that a sufficient number of shareholders would tender their shares; and

•

a reverse stock split (which would be accomplished through an amendment to the Company’s Articles of Incorporation) was determined to be somewhat problematic from a practical standpoint, given the dual forms of consideration to be offered in the proposed transaction, and the uncertainty regarding how shareholders who own more than 100 but fewer than 1,000 Common Shares would choose between such forms of consideration.

The Board also discussed alternatives to providing all-cash consideration to departing holders of Common Shares in connection with the going private transaction. Following that discussion, the Board proposed the following basic structure for the “going private” transaction:

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shareholders owning 100 or fewer Common Shares of the Company would receive cash in exchange for their Common Shares;

•

shareholders owning more than 100 but fewer than 1,000 Common Shares of the Company would have the option of choosing between either cash or shares of a proposed new class of preferred stock of the Company, the economic terms of which would be similar to the Company’s Common Shares; and

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shareholders owning 1,000 or more Common Shares of the Company would retain their Common Shares without change.

The Board decided on this general structure out of consideration to the Company’s shareholders, many of whom have been affiliated with the Company for a long time. This basic structure allows the Company to meet its objective of reducing the number of its Common shareholders of record to below 300, while also providing a significant number of shareholders (i.e. the approximately 316 shareholders in the 101 to 999 Common Share range) with the option of retaining an economic interest in the Company, should they choose to do so. The Board determined not to provide this option to the approximately 111 shareholders owning 100 or fewer Common Shares because to do so could result in the total number of record holders of Series A Preferred Stock being uncomfortably close to 500, which could require the Company to continue to meet the SEC reporting and filing requirements sought to be discontinued through the proposed transaction. Additionally, the Board determined that cashing out the approximately 111 holders of 100 or fewer Common Shares was appropriate due to the inordinate consumption of administrative resources by this group relative to its aggregate ownership of less than 0.11% of the Company’s Common Stock.

The Board also considered the potential characteristics of the preferred stock to be awarded to smaller shareholders. The Board determined that an amendment to the Company’s Articles of Incorporation would be necessary. The Board discussed whether this going private transaction, or any going private transaction, was fair to all of the shareholders and attempted to construct a transaction which was equitable to all Company shareholders.

From a timing perspective, the Board determined that its evaluation of a going-private transaction was appropriate because the SEC regulations governing the implementation of Section 404 of the Act were set to go into effect for the Company’s 2007 fiscal year, and compliance by the Company in response to those regulations would require significant expense.

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Based upon these discussions, the Board determined that the burden on management and the expense of the SEC reporting and other filing obligations outweighs any benefit from the SEC registration of our Common Stock. At this meeting, the Board of Directors also resolved to direct management to retain the financial advisory firm, Danielson Capital, LLC to conduct a valuation study and provide a fairness opinion in connection with the transaction. The Board also authorized management, with the assistance of counsel, to prepare a merger agreement with an interim company to accomplish the proposed transaction and an amendment to the Company’s Articles of Incorporation to provide for the new class of preferred shares to be offered in connection with the proposed going private transaction.

No final resolution was voted upon at this Board meeting, but the Board determined that a special meeting of the Board of Directors would be held on February 8, 2007 for the purpose of reviewing the financial advisor’s written report as well as approve, if agreed, the plan of reorganization, including exchange ratio, share threshold and preferred stock terms.

At the meeting on February 8, 2007 David Danielson of Danielson Capital, LLC presented the Board of Directors of American Bank Incorporated with a confidential going private analysis. You or your representative (designated in writing) may inspect and copy this going-private analysis at American Bank’s main office during regular business hours, or you may request a copy upon written request and at your expense. Please send in your written request to the address set forth on the cover page of this proxy statement. The going-private analysis is also attached as an exhibit to the Company’s Schedule 13E-3 and is available for inspection electronically at the SEC’s website.

In accordance with the going private analysis, an overview of the most common reasons that companies consider going private was presented to the Board at this meeting, which reasons included the following:

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Cost savings;

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Lack of corporate benefit to continued filing;

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To better leverage capital and increase earnings per share and return on equity; and

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To allow the company to refocus attention of management from quarterly performance to long-term performance.

In addition to the going private analysis the representative of Danielson Capital, LLC presented a valuation analysis to the Board. The valuation analysis presented to the Board determined, among other things, that: (i) a reasonable range of fair value prices would be in the range of $8.00 to $9.14 per share; and (ii) in the context of a going private transaction, which has some involuntary elements, the fair value price range would be from $9.00 to $9.14 per share. The valuation analysis also indicated that (i) American Bank Incorporated had the financial capacity to fund the going-private transaction without additional capital; and (iii) the pro forma financial results indicated that reasonable financial benefits would accrue to the remaining shareholders within the range of prices analyzed.

The Board reviewed the valuation report submitted by Danielson Capital, LLC and noted that included in the valuation report of Danielson Capital, LLC was a pro forma analysis of the proposed transaction at cash-out prices ranging from $9.00 to $9.14 per share. In determining the $9.10 per share cash-out price the Board discussed and considered that: (i) the $9.10 price represented a 15.8% premium to the then current market price; (ii) the market prices for the Common Stock ranged from a low of $7.26 per share to a high of $8.69 per share during the period from January 1, 2006 to February 8, 2007; and (iii) the $9.10 price represents a 59.1% premium to the Company’s December 31, 2006 book value per share. See “Recommendation of our Board of Directors; Fairness of the Merger” at page 35 herein. Consequently, the Board selected the $9.10 per share price to pay to shareholders receiving cash in the transaction. Mr. Danielson explained the detailed procedures performed and the financial analyses supporting the range of values. The Board members discussed the different factors involved in these procedures, and Mr. Danielson described the assumptions utilized in the valuation report. Following his presentation, Mr. Danielson was asked if his firm was prepared to issue an opinion that a price of $9.10 per share is fair from a financial perspective, and he stated that the valuation study supports a $9.10 per share price. The $9.10 purchase price was thereafter determined upon the deliberation of the Board of Directors. For additional information regarding the fairness opinion and the Danielson Capital, LLC valuation report, see “Opinion of Financial Advisor” at page 24 herein.

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The Board determined that the Merger proposal was fair to all shareholders (including non-affiliated shareholders) generally, and specifically with respect to shareholders receiving either cash or preferred stock in the Merger. In analyzing the question of fairness, the Board considered each of the factors described in “--Recommendation of our Board of Directors” below. The Board also specifically discussed the fact that, under Pennsylvania law, the Merger transaction would provide a statutory appraisal right for all shareholders of the Company, including those owning 1,000 or more Common Shares.

In making this determination, the Board did not structure the Merger transaction to require separate approval by a majority of those shareholders who are not officers or directors of American Bank Incorporated or the Bank. Additionally, the directors did not retain any unaffiliated representative to act solely on behalf of shareholders who are not officers or directors for purposes of negotiating the terms of the Merger transaction or to prepare a report regarding the fairness of the transaction.

At the meeting, the Board reviewed with management a draft Merger Agreement prepared by counsel and the Board then adopted resolutions approving a form of Merger Agreement, authorizing management to proceed with the Merger transaction and to seek shareholder approval of the Merger proposal, as well as the charter amendment.

At its February 8, 2007 meeting, the Board of Directors finalized the material terms for the Series A Preferred Stock to be offered in connection with the Merger.

Finally, the Board of Directors discussed with counsel the steps necessary to complete the going private Merger transaction. Counsel explained that a proxy statement and Schedule 13E-3 would be filed with the SEC. The Board then authorized management to begin the process of preparing the required transaction documents as well as the necessary SEC filings. The Board also requested Danielson Capital, LLC to deliver its opinion with respect to financial fairness, which opinion was delivered and dated February 8, 2007. A copy of the fairness opinion provided by Danielson Capital, LLC is attached as Appendix C hereto.

Reasons For The Merger Proposal

The purpose of the proposed Merger is to terminate American Bank Incorporated’s status as a reporting company with the SEC, which the Board believes will reduce expenses and enhance shareholder value. We are aware that the advantages to being a public company, including potential investment liquidity and the possibility for use of company securities to raise capital or make acquisitions, may be important to some companies. We have not, however, taken advantage of any of these benefits during recent years and do not expect to and will not be in a position to do so in the foreseeable future. Moreover, our internally-generated equity growth and limited borrowings have been sufficient to accommodate our need for capital and growth. Finally, opportunities to utilize our stock to acquire other banks have been extremely scarce and when in the rare instance they have presented themselves, our Board has not deemed those opportunities to be in the best interest of our shareholders.

In the Board’s judgment, the registration of Company stock with the SEC yields little advantage. Consequently, little justification exists for the continuing direct and indirect costs of registration with the SEC. In addition, the Board believes that management has reduced corporate overhead as much as possible, and that the majority of the corporate costs remaining are those associated with being a public company. We believe these costs will only continue to increase.

The Company incurs direct and indirect costs associated with the filing and reporting requirements imposed on public companies by the Securities and Exchange Act. Examples of anticipated direct cost savings from terminating registration of the Common Stock include substantially less complicated disclosure, reduced professional and advisory fees, reduced accounting fees, reduced insurance costs, reduced printing and mailing costs for corporate communications, and reduced miscellaneous, clerical and other expenses (e.g., the word processing and electronic filings associated with SEC filings).

We realize that not all annual reporting costs will be eliminated. We anticipate that we will continue to provide shareholders with audited financial statements on an annual basis, and we will continue to comply with all state and federal reporting requirements applicable to the Bank and the Company as a state bank and bank holding company, respectively. Further, we anticipate that the Board will continue to solicit proxies in connection with its annual shareholders meetings which will contain some of the information otherwise provided in our proxy

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statements during the last several years. However, we also estimate that we could save approximately $262,500 in connection with (i) annual professional fees, printing costs, mailing costs and EDGAR expenses if we no longer have to comply with Exchange Act reporting requirements and (ii) direct and indirect expenses associated with compliance with Section 404 of the Sarbanes-Oxley Act.

Our costs associated with the routine SEC filing and reporting requirements were approximately $116,000 or just under 1.9% of our overhead expenses during 2006. These expenses consisted of the following:

Audit and Audit-Related Fees	$16,000
Section 404 Readiness	$-0-
Securities Counsel	$29,000
Corporate Communications	$19,000
NASDAQ Listing fees	$17,000
Internal Compliance Costs	$35,000

Estimates of the annual savings to be realized if the Merger is implemented are based upon (i) the actual costs of the services and disbursements in each of the above categories that are reflected in recent historical financial statements and (ii) management’s estimates of the portion of the expenses and disbursements in each category believed to be solely or primarily attributable to the public company status. In some instances, management’s estimates are based on information provided by third parties or upon verifiable assumptions. For example, our auditors have informed us that there will likely be a significant reduction in annual audit fees if we cease to be public as annual and quarterly reviews of SEC filings will not be needed if we no longer file reports with the SEC. Nor will the Company be required to bear the audit-related expenses of coming into compliance with new requirements mandated by Section 404 of the Sarbanes Oxley Act of 2002. Further legal costs associated with quarterly and annual SEC filings will no longer be incurred. Other estimates are more subjective. For example, we expect lower printing and mailing costs as a result of less complicated disclosure required by our private status, and the reduction in direct miscellaneous clerical and other expenses.

In addition to reducing expenses, terminating our registration as a SEC reporting company under the Exchange Act would relieve our officers, directors and other personnel of many of the administrative burdens associated with SEC compliance. As a SEC reporting company, the Company is required to commit personnel and other internal resources to insure its compliance with the rules and regulations under the Exchange Act. The Board now estimates that the Sarbanes-Oxley Act has subjected, and will subject, the Company and its directors and officers to additional burdens that are relatively substantial in scope. The additional corporate governance, accounting, auditing and internal control provisions employed by Sarbanes-Oxley place, in our Board’s opinion, a disproportionate burden on public companies that are relatively smaller than others subject to the same rule. By removing the Company from these requirements, our Board and management will be able to better focus on the Company’s business activities, including any long term business strategies, as well as the needs of our customers and remaining shareholders.

The Board believes that the direct and indirect cost savings which will result from having the Company go private now outweigh the advantages which would remain available to our shareholders if we elected to remain a SEC reporting company. The deregistration could reduce the liquidity of our Common Stock, since it will no longer be eligible for trading on the Nasdaq Capital Market, and there will be reduced publicly available information regarding our business and operations. Also, those shareholders receiving Series A Preferred Stock will have a reduced liquidity in their holdings as a result of the fewer number of shares of Series A Preferred Stock outstanding. However, we anticipate that our common and preferred stock will be quoted on the OTC Bulletin Board, which should provide sufficient information regarding stock price and trading volume. Also, we anticipate that Sandler O’Neill & Partners, L.P. will serve as a market maker for our common and preferred stock. We may have more limited access to capital markets as a non-reporting company than we would as an Exchange Act reporting company. However, because we have no anticipated need for additional capital at this time, this concern does not outweigh the anticipated costs savings associated with terminating the Company’s SEC reporting status.

Opinion of Financial Advisor

Danielson Capital, LLC previously has been engaged by American Bank Incorporated to provide consulting services. The prior engagement included services related to the valuation of American Bank Incorporated Common Stock. The Board of American Bank Incorporated retained Danielson Capital, LLC due to its knowledge

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of the company and experience in valuing securities of financial institutions. In connection with this prior engagement, the Company paid Danielson Capital, LLC a fee of $5,000. The Company will pay Danielson Capital, LLC a fee of $16,000 for the valuation, fairness opinion, and advisory services provided in connection with the going-private transaction, and the Company will reimburse Danielson Capital, LLC for all out-of-pocket expenses incurred in connection with such services.

The Board of Directors requested that Danielson Capital, LLC provide its report on the valuation of the Common Stock and issue a fairness opinion on the price to be paid for shares of Common Stock in connection with the Merger proposal.

The Board imposed no limitations upon Danielson Capital, LLC with respect to the investigations made or procedures followed in rendering the valuation or the fairness opinion. A copy of Danielson Capital, LLC’s fairness opinion is attached to this proxy statement as Appendix C. You or your representative (designated in writing) may inspect a copy of the valuation report at American Bank’s main office during regular business hours. You or your representative (designated in writing) may also receive a copy of the report upon written request and at your expense. Please send in your written request to the address set forth on the cover page of this proxy statement. Additional information or documentation may be requested from you if necessary to verify your identity or that of your representative or the authority of your representative. The SEC also maintains an Internet world wide website that contains reports, proxy statements and other information about issuers, including American Bank Incorporated, who file electronically with the SEC. The address of that site is http://www.sec.gov. The Company has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 in connection with the transactions described in this proxy statement. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. A copy of the valuation report is attached as an exhibit to the Company’s Schedule 13E-3 and is available for inspection electronically at the SEC’s website.

In January of 2007, we retained Danielson Capital, LLC, to render a fairness opinion pertaining to the “fairness” of our offer to repurchase Common Stock from shareholders owning below a certain number of shares in conjunction with a going private transaction. In this opinion, fair market value was defined as the price at which Common Stock shares would change hands between a willing seller and a willing buyer, each having reasonable knowledge of the relevant facts, in a free and open market, either on an exchange or over-the-counter. This fairness opinion did not take into account the “sale” value of American Bank in which there would be a premium paid for a change in control.

In preparing its opinion, Danielson Capital, LLC relied on some public data as well as data supplied by us. Danielson Capital, LLC believed all information to be reliable, but the accuracy or completeness of such information cannot be guaranteed and was not independently verified by Danielson Capital, LLC.

On February 8, 2007, Danielson Capital, LLC rendered a written opinion to our Board that, in its opinion, any price between $9.00 to $9.14 per share was a fair price at which to repurchase shares in conjunction with a going private transaction, for us, our shareholders who are above the threshold for the going private transaction, and shareholders below the threshold who will receive, or elect to receive, cash. A copy of the opinion is attached as Appendix C to this document. Each shareholder should read such opinion in its entirety. Danielson Capital, LLC’s written opinion does not constitute an endorsement of the offer or a recommendation to any shareholder to tender or retain their shares.

In conducting various valuation analyses in support of its opinion, Danielson Capital, LLC considered recent developments and conditions in the equity market for commercial banking institutions as well as financial and pricing factors as it deemed appropriate under the circumstances including, among others, the following: (i) the impact of the going private transaction on earnings per share, book value per share, equity levels and return on equity, (ii) our recent trading activity and the pricing characteristics of the stock of comparable commercial banks and thrifts with similar asset size, earnings ratios, net interest margin and market area, (iii) pricing characteristics such as price/earnings and price/tangible book value ratios related to the price range of our offer; and (iv) a discounted dividend analysis.

Stock Repurchase Analysis. Danielson Capital, LLC analyzed the pro forma financial impact resulting from our repurchase of all of the shares of shareholders with less than 1,000, as well as a possible scenario where 50% of shareholders elect to hold the newly issued preferred stock and 50% decide to take the cash option. In both scenarios, Danielson Capital, LLC found that the transaction would be accretive to American Bank’s earnings. This

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accretion is a result of the anticipated annual cost savings of about $262,500 from deregistering with the SEC and having fewer shares outstanding, offset by the loss of earnings on cash paid.

Comparative Pricing Analysis. Danielson Capital, LLC compared American Bank to two groups of comparable banks and thrifts whose stock actively trades in a free and open market, either on an exchange or over-the-counter. The first group (“the Regional Comparables”), comprised of 14 commercial banks in Maryland, New Jersey, New York and Pennsylvania, had assets between $200 million and $1 billion, returns on equity between 6% and 12%, and a stock that traded an average of more than 1,000 shares each day over the past 12 months.

From a balance sheet perspective, American Bank Incorporated:

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Had assets of $504 million while the Regional Comparables had a median asset size of $588 million;

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Had a lower tangible equity-to-tangible assets ratio of 6.79% compared to 9.24% for the Regional Comparables; and

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Had lower non-performing assets (“NPAs”) to assets ratio of 0.01% compared to the Regional Comparables ratio of 0.36%.

In terms of earnings, American:

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Had a return on average equity of 8.25%, slightly lower than the Regional Comparables median of 10.28%.

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Had a net interest income to average assets ratio of 1.86%, significantly lower than the median of 3.53% for the Regional Comparables; and

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Had an overhead to average assets ratio of 1.01%, also significantly lower than the median of 2.00% for the Regional Comparables.

As mentioned above, American Bank Incorporated’s low margins and low overhead varied significantly from those of the Regional Comparables. Since net interest income, often referred to as the margin or spread, is often a determinate of earnings for both banks and thrifts, institutions with narrow margins often see their stock discounted in the open market and as a result, have lower pricing multiples. Thus, Danielson Capital, LLC compared American Bank Incorporated to a second comparable group with similarly low margins (the “Low Margin Comparables”).

The Low Margin Comparables were comprised of 11 institutions with returns on equity and margins similar to that of American Bank Incorporated. Due to the focus on low margins, which is typical of thrifts, only one of the comparables in this group was a commercial bank, like American Bank. The Low Margin Comparables had a margin of less than 2.50%, larger asset size of up to $2 billion, no floor on trading volume and a geographic range that was expanded to include the eastern half of the United States.

From a balance sheet perspective, American Bank Incorporated:

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Had assets of $504 million compared to the median asset size of $730 million for the Low Margin Comparables;

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Had a slightly lower tangible equity-to-tangible assets ratio of 6.79% compared to 7.11% for the Low Margin Comparables; and

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Had a slightly lower NPA to assets ratio of .01% versus .18% for the Low Margin Comparables.

In terms of earnings, American Bank Incorporated:

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Had a median return on average equity of 8.25% versus 8.31% for the Low Margin Comparables;

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•

Performed similarly to the Low Margin Comparables with net interest income to average assets ratios of 1.86% and 2.06%, respectively; and

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Had a similar overhead to average assets ratio of 1.01% and 1.27%, respectively.

Generally, the pricing of the Low Margin Comparables was lower than the pricing for the Regional Comparables.

In terms of price times earnings multiples:

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The Regional Comparables had a median of 16.4X and excluding the extreme outliers, ranged from 13.3X to 28.1X.

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The Low Margin Comparables had a median of 15.7X and excluding the extreme outliers, ranged from 12.3X to 30.7X.

In terms of price-to-tangible book multiples:

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The Regional Comparables had a median of 161% and excluding the extreme outliers, ranged from 147% to 194%.

•

The Low Margin Comparables had a median of 136% and excluding the extreme outliers, ranged from 121% to 174%.

Normally, the best measurement of fair market value is earnings, provided earnings are normal, or can easily be normalized. However, if “normal” earnings are low and result in values lower than those determined by book, then book value tends to raise the pricing multiple as determined by earnings. This is the case for American Bank Incorporated, as the value determined by earnings is at the low end of the value range determined by book. Thus, Danielson Capital, LLC determined that American Bank Incorporated’s Common Stock should be valued based on its relationship to tangible book.

As both groups were comparable to American Bank Incorporated, Danielson Capital, LLC relied on a blend of the price-to-tangible book multiples of the Regional Comparables and those of the Low Margin Comparables in valuing American Bank Incorporated’s stock. Using the average of the medians of 161% and 136% created a value of about 150% of tangible book. Using a reasonable spread of 10 basis points up and down from this average created a value range of 140% to 160% of tangible book. Applying these multiples, a fair market value range before any adjustments, resulted in a value between $8.00 per share to $9.14 per share, or 18.6 to 21.3 times earnings.

Supporting the results of this comparative pricing analysis, Danielson Capital, LLC noted that our stock in 2006 traded an average of about 1,500 shares each day with a monthly weighted average closing price between $7.48 and $8.45 per share. In January 2007, the weighted average closing price was $7.95 per share.

In addition, Danielson Capital, LLC noted that American Bank Incorporated re-purchased 1.4 million shares of its Common Stock for $12.9 million at $8.94 per share during the first quarter of 2006. As American Bank Incorporated’s financial outlook has not changed dramatically in the one year that has elapsed since then, this value, which also falls between the suggested range of $8.00 and $9.14 per share, provides additional support for the results from the comparative pricing analysis.

Discounted Dividends Model. Danielson Capital, LLC performed a discounted dividends analysis and derived results that were below the values obtained from the earnings or price/tangible book value multiples of comparable banks. The highest price was generated using a 10% discount rate and a terminal value of 18X earnings. Under these variables, our stock would be valued at 13.5 times earnings and 112% of book, resulting in a value of $6.44 per share. However, Danielson Capital, LLC noted that the model is highly dependant on various assumptions and typically yields unrealistically low results for banks in similar financial situations as our own.

Conclusion. The fair value of our stock before any adjustments – based on the average of the median price-to-tangible book multiples of the Regional Comparables and the Low Margin Comparables, supported by recent and

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historical trades of American Bank Incorporated’s Common Stock – is between 140% and 160% of book, or from $8.00 to $9.14 per share, with a midpoint of $8.57 per share.

However, because it is not unusual for a modest premium to be paid to the shareholders in an involuntary going private transaction, Danielson Capital, LLC recommended a price at the high end of the suggested value range, or a price that included a small premium of 5% over the midpoint value. Therefore, Danielson Capital, LLC concluded that any price within $9.00 to $9.14 per share was a fair price for us, our shareholders who are above the threshold for the going private transaction, as well as shareholders below the threshold, who will receive, or elect to receive, cash.

The summary set forth above describes the material points of more detailed analyses performed by Danielson Capital, LLC in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis, and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinion, Danielson Capital, LLC made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Danielson Capital, LLC believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Danielson Capital, LLC’s fairness opinion. In its analyses, Danielson Capital, LLC made numerous assumptions with respect to the Company, the transaction, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses.

No company or merger utilized in Danielson Capital, LLC’s analyses was identical to the Company. Accordingly, such analyses are not based solely on arithmetic calculations; rather, they involve complex considerations and judgments concerning differences in financial and operating characteristics of the relevant companies, the timing of the relevant transactions as well as other factors that could affect the public trading markets of companies to which the Company is being compared.

Compensation of Financial Advisor. Pursuant to a contract dated January 22, 2007, Danielson Capital was paid a fee of $16,000, plus normal out-of-pocket expenses.

Effects of the Proposed Transaction on the Company

The Merger and related transactions will have various positive and negative effects on the Company, which are described below and elsewhere in this proxy statement.

Termination of Exchange Act Reporting Obligations. Pursuant to the terms of the Merger Agreement, following shareholder approval of the Merger proposal and subject to the fulfillment or waiver of certain conditions, ABI Merger Sub will be merged with and into American Bank Incorporated, and American Bank Incorporated will continue as the surviving company in the Merger. The Merger will cause a reduction in the number of American Bank Incorporated’s record shareholders from approximately 682 to approximately 275. Further, the Merger will allow the Company to terminate the registration of its Common Stock under Section 12(g) of the Securities Exchange Act, which will permit the Company to cease submitting current and periodic reports with the Securities and Exchange Commission and eliminate the necessity for the Company to comply with the proxy solicitation requirements of Regulation 14A under the Securities Exchange Act. We intend to apply for such termination as soon as practicable following completion of the Merger. However, for a period of 90 days following the filing of a Form 15 with the SEC, we and our shareholders continue to be subject to certain provisions of the Exchange Act, such as the reporting and short swing profit provisions of Section 16, the requirement to furnish a proxy or information statement in connection with shareholder meetings under Section 14(a) and the reporting obligations under Regulation 13D-G with respect to certain acquisitions of shares of our common stock. Following completion of the Merger, we intend to continue to provide our shareholders with financial information by mailing our annual reports to shareholders.

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Reduction of Certain Direct and Indirect Costs. We estimate that we could save approximately $93,000 in current out-of-pocket annual audit fees, legal fees, printing costs, mailing costs and Edgar expenses if we no longer have to comply with the reporting requirements under the Exchange Act. Further, we estimate that we will avoid direct and indirect expenses of approximately $170,000 associated with compliance with Section 404 of the Sarbanes-Oxley Act. In addition, we believe that we will save substantial indirect costs resulting from management’s time and attention associated with SEC reporting activities. As a result of no longer having to focus on certain SEC reporting, auditing and internal controls standards, management will be able to focus on other business activities and long range plans of the Company.

Effect on Conduct of Business. Following the Merger, American Bank Incorporated and American Bank will continue to conduct their existing operations in the same manner as now conducted. The executive officers and directors immediately prior to the Merger will be the executive officers and directors of American Bank Incorporated immediately after the Merger. American Bank Incorporated and American Bank’s charter and by-laws will remain in effect and unchanged by the Merger, except for the amendment to the Company’s Articles of Incorporation discussed elsewhere herein to authorize the Series A Preferred Stock. The deposits of American Bank will continue to be insured by the FDIC. The corporate existence of neither the Company nor American Bank will be affected by the Merger. American Bank Incorporated and American Bank will continue to be regulated by the same agencies that regulated each entity before the Merger.

Effect of the Proposed Transaction on Outstanding Common Stock. Our Articles of Incorporation currently authorize the issuance of 15,000,000 shares of Common Stock, par value $0.10 per share. The number of authorized shares of Common Stock will remain unchanged after completion of the Merger and related transactions. As of ________ __, 2007 the number of outstanding shares of Common Stock was 5,989,351. Assuming that all shareholders owning more than 100 but fewer than 1,000 shares elect to receive Series A Preferred Stock in the Merger, if the Merger had been consummated as of _______ __, 2007, the number of outstanding shares of Common Stock would have been reduced from 5,989,351 to approximately 5,809,751, there would be approximately 173,600 shares of Preferred Stock issued, the number of record shareholders of Common Stock would have been reduced from approximately 682 to approximately 275, and approximately 316 record shareholders of Preferred Stock will have been created. We have no current plans, arrangements or understandings to issue any Common Stock except with respect to options that may be exercised pursuant to our stock option plan.

The Company currently intends to retire shares of its Common Stock acquired for cash or Series A Preferred Stock pursuant to the Merger. These retired shares will constitute authorized but unissued Common Stock of the Company.

Effect of the Proposed Transaction on Preferred Stock. Our Articles of Incorporation currently authorize the issuance of 5,000,000 shares of preferred stock, par value $0.10 per share. The proposed charter amendment provides for the authorization of 500,000 shares of Series A Preferred Stock. Assuming that the shareholders of the Company owning more than 100 shares but fewer than 1,000 shares of common stock elect to receive the Series A Preferred Stock in the Merger, the number of shares of Series A Preferred Stock that will be issued in the transaction will be 173,600 shares. Therefore, we expect that there will be up to 4,826,400 shares of authorized but unissued preferred stock, including 326,400 shares of unissued shares of Series A Preferred Stock, following the closing of the Merger transaction. The shares of Series A Preferred Stock that will be issued in the Merger transaction will have the rights and preferences described in the section captioned “Proposal II—Amendment to Articles of Incorporation” beginning on page 61 of this proxy statement as well as in the attached Appendix D. The Board of Directors cautions that the actual number of shares of Preferred Stock and Common Stock issued and/or outstanding after the transaction, and the number of shareholders thereof, may differ from the estimates used in this paragraph and the preceding paragraph.

Liquidity of Stock and Possible Impact on Value of Shares. By terminating our status as a SEC reporting company, we will no longer be eligible to quote our common stock on the Nasdaq Capital Market, which is likely to have a negative effect on stock liquidity. Our preferred stock will also not be quoted on the Nasdaq Capital Market. We anticipate that both classes of stock will be quoted on the OTC Bulletin Board. The number of common shares outstanding, as well as the number of common stockholders will decrease, which may decrease the number of persons willing to actively buy and sell shares of common stock and the number of shares available for sale. Likewise, although we anticipate that there will be more persons owning the Series A Preferred Stock than common shares, there will be fewer Series A Preferred Shares issued, outstanding and available for trading. In addition, in the event the Company does not make public certain information required by Rule 144 under the Securities Act of 1933

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(which it currently intends to do), officers, directors and certain other affiliates will be unable to rely on Rule 144 when selling their shares of Common Stock.

After the Company suspends its obligations to file periodic reports with the SEC, the reduction in public information concerning the Company and the termination of the Company’s status as a reporting company may adversely affect the liquidity and market value of the Common Stock and Series A Preferred Stock. This may happen because, among other reasons, potential buyers and sellers may find it more difficult to determine the market value of stock without the benefit of SEC reports. Potential new investors may be particularly reluctant due to the lack of information. The problem may be further aggravated due to the fact that we will no longer be eligible to have our stock quoted on the Nasdaq Capital Market. We anticipate that our Common Stock and Series A Preferred Stock will be quoted on the OTC Bulletin Board, but we cannot guarantee whether or when this will occur. As a result, the limited trading market for our Common Stock and Series A Preferred Stock may make it more difficult for holders to dispose of their shares. Conversely, however, the more limited supply of shares could also prompt a corresponding increase in its market price, assuming a stable or increased demand for the stock.

Effect on Net Book Value. At the completion of the Merger, depending on the number of shareholders who own more than 100 but fewer than 1,000 shares who elect to receive shares of Series A Preferred Stock, the book value per share may decrease. If all of the shareholders owning less than 1,000 shares receive cash at $9.10 per share, we estimate that the book value per share of Common Stock as of December 31, 2006, will be reduced slightly from $5.68 per share on a historical basis to approximately $5.58 per share on a pro forma basis.

ESOP. When the Board of Directors elected to engage in the Merger and deregister the Company’s Common Stock from further Exchange Act reporting requirements, it considered the adverse impacts the Merger would have on the Bank’s Employee Stock Ownership Plan (ESOP). As a result of the Company no longer being a public company, the ESOP will be required to obtain annual appraisals to value the Company’s common stock owned by the ESOP. In addition, at the time shares are distributed to ESOP participants following the Merger, those persons receiving ESOP shares will be entitled to a put option to sell the shares to the Company at the appraised value. At the time of such distributions, the Company will have to recognize and record a contingent liability on its balance sheet resulting from the put option associated with these distributed shares.

Effect On Earnings. On a pro forma basis, assuming all shareholders owning less than 1,000 shares receive $9.10 cash per share in the Merger, the Company’s net income for 2006 would decrease by $69,000 or 2.4%. If all shareholders owning more than 100 but fewer than 1,000 shares elect to receive Series A Preferred Stock, the Company’s 2006 pro forma net income would decrease by $17,000.

Available Cash. We expect to pay all costs associated with the Merger from available cash. If all shareholders owning less than 1,000 shares receive cash, our cash and cash equivalents would be reduced by approximately $1,750,500 (which include all anticipated transactions costs of the Merger). On December 31, 2006, our cash and cash equivalents totaled $3.3 million.

Elimination of Protection under Section 16 of the Securities Exchange Act. Since neither our Common Stock nor Series A Preferred Stock will be registered under the Securities Exchange Act, the Company will no longer be entitled under Section 16 of the Securities Exchange Act to any “short-swing” profits realized by its directors, officers or 10% shareholders on purchases and sales of the Company’s securities that occur within a six-month period.

Plans or Proposals. Other than as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of our assets, to change our Board of Directors or management, to change materially our indebtedness or capitalization, or otherwise to effect any material change in our corporate structure or business. As stated throughout this proxy statement, we believe there are significant advantages in effecting the Merger transaction and discontinuing our reporting requirements under the Exchange Act. Although our management does not presently have any intent to enter into any transaction described above, nor is our management in negotiations with respect to any such transaction, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, making a public or private offering of our shares or entering into any other arrangement or transaction we may deem appropriate. In this event, because holders of Series A Preferred Stock retain their equity ownership in the Company, the shares of Series A Preferred Stock would be affected in a similar manner as the shares of Common Stock.

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Effects of the Transaction on Shareholders Generally

The general effects of the transaction on the shareholders of the Company are described below.

Effects on Shareholders Receiving the Cash Consideration

The transaction will have both positive and negative effects on the shareholders receiving the Cash Consideration. The Board of Directors considered each of the following effects in determining to approve the transaction.

Positive factors for shareholders who receive Cash Consideration in the Merger. The Board identified the following positive factors for the shareholders who receive Cash Consideration:

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the fact that the Cash Consideration is all cash provides certainty of value to, and immediate liquidity for, these shareholders;

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the fact that the per share Cash Consideration represents a 15.8% premium over the closing price for the Company’s Common Stock as reported by the Nasdaq Capital Market on February 7, 2007, the day immediately prior to the public announcement of the Merger;

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the fact that no brokerage or other transaction costs are to be incurred by the record holders receiving cash in the Merger. (Please note, however, that in the event a record holder receiving cash in the Merger actually holds such shares for the benefit of another (or others), the Company cannot guarantee the absence of transaction costs with respect to such beneficial owners); and

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the fact that such shareholders will have dissenters’ rights of appraisal in connection with the Merger.

Negative factors for shareholders receiving Cash Consideration in the Merger. The Board identified the following negative factors for the shareholders who would receive Cash Consideration in the Merger:

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the fact that such shareholders will be required to surrender their shares involuntarily in exchange for a cash price determined by the Board and, as a result, will not have the right to liquidate their shares at a time and price of their choosing;

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the fact that such shareholders would not have the opportunity to participate in any future growth and earnings of American Bank Incorporated; and

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the fact that such shareholders may be required to pay income tax on the receipt of cash in the Merger (For more discussion regarding potential tax consequences, see the section of this Proxy statement captioned “Material U.S. Federal Income Tax Consequences of the Merger”);

Effects on Shareholders Receiving Series A Preferred Stock

The transaction will have both positive and negative effects on the shareholders receiving Series A Preferred Stock. The Board of Directors of the Company considered each of the following effects in determining to approve the transaction. It should be noted that certain of these factors considered by the Board of Directors to be positive in nature may represent the retention of rights which holders of Common Stock possess before the transaction.

Positive factors for shareholders who receive Series A Preferred Stock in the Merger. The Board identified the following positive factors for the shareholders who receive Series A Preferred Stock in the Merger:

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the fact that holders of Series A Preferred Stock would have the opportunity to participate in any future growth and earnings of American Bank Incorporated;

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the fact that holders of Series A Preferred Stock will have a preference over holders of Common Shares in the distribution of any dividend by the Company;

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the fact that holders of Series A Preferred Stock will receive, on a per share basis, dividends in at least the same amount as those received by holders of the Company’s Common Stock;

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the fact that holders of Series A Preferred Stock will have a preference over holders of Common Stock upon any liquidation by the Company;

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the fact that holders of Series A Preferred Stock will automatically have their shares convert into shares of Common Stock upon a change in control of the Company on the basis of one share of Common Stock for each share of Series A Preferred Stock, and thus holders of the Series A Preferred Stock will participate equally with the holders of Common Stock in any sale of the Company.

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the fact that such shareholders will have dissenters’ rights of appraisal in connection with the Merger.

Negative factors for shareholders receiving Series A Preferred Stock in the Merger. The Board identified the following negative factors for the shareholders who will receive shares of Series A Preferred Stock in the Merger:

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the fact that such shareholders will lose the benefits of holding shares of a company registered under and subject to Section 12(g) of the Securities Exchange Act, including the loss of liability provisions provided thereunder and decreased access to information about American Bank Incorporated, as well as the additional protections provided by the Sarbanes-Oxley Act, such as the certification of the Company’s quarterly and annual financial statements by its chief executive and chief financial officers;

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the fact that shares of Series A Preferred Stock are callable at the option of the Company any time after the fifth year following the date of issuance;

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the fact that such shareholders would no longer be able to vote on matters subject to the approval of holders of Common Stock; and

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the fact that there will be no established trading market for shares of Series A Preferred Stock, and that such shares will have limited liquidity and that such shares may trade at a discount, possibly a significant discount, to the Common Stock or to similar securities that are registered with the SEC and trade on a national stock exchange.

Effects on Shareholders Continuing to Hold Common Stock

The transaction will have both positive and negative effects on the shareholders continuing to own common stock. All of these changes will affect unaffiliated and affiliated continuing shareholders in the same way. The Board of Directors considered each of the following effects in determining to approve the transaction. It should be noted that certain of these factors considered by the Board of Directors to be positive in nature may represent the retention of rights which holders of Common Stock possess before the transaction.

Positive factors for remaining shareholders. The Board identified the following positive factors for the shareholders who will remain shareholders of Common Stock following the Merger:

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the fact that such shareholders would have the opportunity to participate in any future growth and earnings of American Bank Incorporated;

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the fact that such shareholders will continue to possess sole voting control over the Company, and, because the number of outstanding shares of Common Stock is being reduced as a result of the Merger transaction, the fact that such voting control will increase (The aggregate increase in voting power of remaining shareholders will be approximately 3.0%, with individual increases varying depending on individual levels of post-Merger ownership);

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the fact that such shareholders will have dissenters’ rights to appraisal in connection with the proposed Merger transaction to the same extent as any shareholder owning fewer than 1,000 Common Shares; and

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the fact that the remaining shareholders would realize the potential benefits of termination of registration of the Common Stock, including, reduced expenses of American Bank Incorporated for no longer having to comply with SEC requirements.

Negative factors for remaining shareholders. The Board identified the following negative factors for the shareholders who will retain their shares in the Merger:

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the fact that such shareholders will lose the benefits of holding shares of a company registered under and subject to Section 12(g) of the Securities Exchange Act, including the liability provisions provided thereunder and decreased access to information about American Bank Incorporated, as well as the additional protections provided by the Sarbanes-Oxley Act, such as the certification of the Company’s quarterly and annual financial statements by its chief executive and chief financial officers;

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the fact that the liquidity of our Common Stock will likely be reduced following the Merger transaction because of the reduction the number of our record shareholders of Common Stock and the fact that such stock will no longer trade on the Nasdaq Capital Market. Following completion of the Merger, it is expected that the Common Stock will trade on the OTC Bulletin Board;

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the fact that holders of Series A Preferred Stock will have a preference to holders of Common Shares in the distribution of any dividends by, and upon liquidation of, the Company;

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the fact that after the completion of the Merger, American Bank Incorporated will not be subject to the periodic reporting, proxy rules and Section 16 of the 1934 Act; and

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the fact that after completion of the Merger holders of Common Stock may receive less when they sell their shares, possibly significantly less, than they otherwise would have received if the Common Stock were registered with the SEC and traded on a national stock exchange.

While the Board considered the negative factors described above, it concluded that the benefits of the positive factors outweighed the detriments of the negative factors, and that the proposed transaction was fair and in the best interest of American Bank Incorporated’s shareholders. While financial information regarding the Company will cease to be available as a result of filings made with the SEC, the Company and the Bank will continue to file period financial reports to the Board of Governors of the Federal Reserve and the FDIC:

Additional Effects of Transaction on Affiliated Shareholders

Affiliated shareholders of the Company will participate in the Merger in the same manner and to the same extent as all of the other shareholders of the Company. As used in this section, the term “affiliated shareholder” means any shareholder who is a director, executive officer or 10% shareholder of the Company, and the term “unaffiliated shareholder” means any shareholder other than an affiliated shareholder.

Beneficial Ownership. As of ________ __, 2007, affiliated shareholders beneficially owned 4,162,883 shares of the Company’s common stock (excluding stock options), representing 69.5% of the 5,989,351 outstanding shares. We do not anticipate that any affiliated shareholder will receive Series A Preferred Stock or the Cash Consideration in connection with the Merger, except for a de minimus number of shares held by director Martin Spiro. We therefore estimate that after the Merger, affiliated shareholders’ common stock ownership will not change, but the number of outstanding shares of Common Stock will be reduced to 5,809,751. As a result, affiliated shareholders will beneficially own 71.7% of the outstanding Common Stock, representing an increase of 2.2% in voting power. In addition, Mr. Mark W. Jaindl will beneficially own 57.8% of the outstanding Common Stock, representing an increase of 1.7% in voting power. For more information regarding the beneficial ownership of directors, executive officers and 5% shareholders of the Company before and after the Merger, see “Information About American Bank Incorporated and its Affiliates—Voting Securities Held By Directors, Executive Officers and 5% Beneficial Owners of American Bank Incorporated” herein.

Reduced Reporting Requirements. The directors and executive officers will no longer be subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act with respect to changes in their beneficial ownership of their Common Stock. While affiliated shareholders will benefit from not being subject to Section 16 reporting requirements, they may be unable to rely on Rule 144 of the Securities Act of 1933 as a result

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of the Company no longer filing Exchange Act reports unless the Company chooses to make public certain information required by Rule 144. The Company currently intends to make public this information so that affiliated shareholders may rely on Rule 144; however, there is no requirement that it do so, and it may stop doing so at anytime.

Additional Effects of Transaction on Non-Affiliated Shareholders

Beneficial Ownership. Because we do not anticipate that any affiliated shareholders will receive shares of Series A Preferred Stock as a result of the Merger, the relative common stock ownership of non-affiliated shareholders as a group will decrease following the Merger. As of _______ __, 2007, non-affiliated shareholders beneficially owned 30.5% of the outstanding Common Stock (excluding options for common stock), and following the Merger, they will own approximately 28.3% of the common stock. This results in a 2.2% decrease in voting power for the non-affiliated shareholders.

Decreased Access to Information. Upon the completion of the Merger and the requisite reduction in the number of record shareholders below 300, we intend to terminate the registration of our Common Stock under the Exchange Act. As a result, we will no longer be subject to the periodic reporting requirements and proxy rules of the Exchange Act. Similarly, executive officers, directors and other affiliates will no longer be subject to many of the reporting requirements and restrictions of the Exchange Act, including the reporting and short-swing profit provisions of Section 16. Non-affiliated shareholders are more likely to be directly impacted by the reduced access to public information. In addition, officers and directors will no longer be restricted by the SEC’s short-swing profit recapture rules, which are intended to protect non-affiliated investors.

Advantages of a Public Corporation

While considering the increasing SEC compliance costs that the Company has and will incur, the Board of Directors analyzed if the advantages of American Bank Incorporated remaining a SEC reporting company outweighed the costs.

One advantage to being a public company is that it may facilitate a more active trading market. As of the Record Date, there were approximately 682 record shareholders who owned 5,945,278 shares of our Common Stock. However, approximately 70.0% of Company Common Stock is currently owned or controlled by the executive officers and directors of the Company. In addition, approximately 14.1% of our shares are held by brokerage accounts in “street name”. American Bank Incorporated’s Common Stock has not traded on approximately 31% of the available trading days during the 13 months ended January 31, 2007. The average daily trading volume for the stock was approximately 1,400 shares for the 13 month period ended January 31, 2007. Although the Company’s Common Stock is not traded on a daily basis, there appears to be adequate liquidity for our Common Stock.

It is difficult to determine what impact the Merger and anticipated removal of our Common Stock from the Nasdaq Capital Market may have on the liquidity of the Common Stock, or the anticipated trading market of the newly created Series A Preferred Stock or the price at which the securities may trade. After the Merger, the Common Stock and Series A Preferred Stock are expected to trade on the OTC Bulletin Board. The Board did not attempt to quantify the potential impact on stock market value, or the possible reduction in liquidity, that may result from a listing on the OTC Bulletin Board rather than the Nasdaq Capital Market. In this regard, the Board took into consideration that the public float for the Common Stock currently is limited because approximately 69.5% of the outstanding shares are held by affiliates of the Company. The Board also took into consideration the fact that many other community banks trade on the OTC Bulletin Board, and that the OTC Bulletin Board is expected to provide better liquidity than would be available if the shares were traded on the OTC “pink sheets.”

Another potential advantage of being a publicly traded institution is the ability to access public capital markets to meet additional capital needs. However, American Bank Incorporated has not needed to raise additional capital since April 2002 for expansion or other purposes.

In addition, since March 2005, the Company has repurchased in excess of 1.7 million shares of our Common Stock.

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We have attempted to forecast our future capital needs. Based on our analyses of the banking industry in our immediate and surrounding geographic areas, we do not anticipate the need for a large amount of capital for acquisitions or expansions. We estimate that any anticipated expansion can be accomplished by the same method of controlled growth with available capital or via private offering opportunities (e.g. trust preferred securities). At this time, we do not currently anticipate issuing additional shares of Common Stock in either public or private transactions.

Shareholders of public corporations are also entitled to another benefit in that they typically have greater access to information about the entity. As discussed above, the SEC requires that reporting companies comply with increasing stringent reporting and auditing requirements. There are several benefits to this type of SEC oversight and mandated disclosure; however, there are also large costs that accompany this compliance. Not only does compliance with SEC regulations divert the time and resources of senior management and financial staff from other Company business, it also results in increased legal, auditing and accounting costs which we anticipate will continue to rise in the future.

Smaller publicly traded institutions, such as American Bank Incorporated, have more difficulty absorbing these costs and resource allocations than larger publicly traded institutions since they represent a larger portion of our revenues. These costs seem further unjustified when considering that American Bank Incorporated is a bank holding company which owns a state chartered bank. As a result of our business, we will continue to be extensively regulated under other federal and state laws. The Company and the Bank will be subject to periodic reporting requirements and inspections from certain regulatory agencies including the Board of Governors of the Federal Reserve (the “Federal Reserve Board”) and the Pennsylvania Department of Banking.

Recommendation Of Our Board Of Directors; Fairness of the Transaction

Financial Fairness. The Board of Directors believes that the proposed transaction is fair to, and in the best interests of, the Company and all of its shareholders, including shareholders who will receive cash or Series A Preferred Stock for their Common Shares, as well as those shareholders who will continue to hold Common Shares of the Company. The Board of Directors also believes that the process by which the Merger is to be approved is fair to all shareholders. In reaching these conclusions, the Board in part relied on a valuation and fairness opinion prepared by Danielson Capital, LLC.

In addition to Danielson Capital, LLC’s opinion and analyses, the Board of Directors considered other factors in their evaluation of the transaction. Danielson Capital, LLC’s opinion and analyses should not be viewed as determinative of the views of the Board of Directors with respect to the transaction. The Board of Directors retained Danielson Capital, LLC based upon its experience in the valuation of businesses and their outstanding equity securities in connection with going private transactions and similar transactions. Danielson Capital, LLC is a nationally recognized investment banking and consulting firm that is continually engaged in providing financial advisory services to community banks and rendering fairness opinions in connection with bank mergers and acquisitions and securities valuations. The fairness opinion is directed only to the fairness, from a financial point of view, of the consideration to be received in cash or Series A Preferred Stock in the Merger and is not intended to constitute and does not constitute a recommendation as to whether shareholders should vote for or against the Merger. The Company’s shareholders are urged to read the text of Danielson Capital, LLC’s fairness opinion, which is attached hereto as Appendix C, carefully and in its entirety.

Recommendation of the Board. The Board of Directors unanimously approved the Merger and determined that the Merger and related transactions are fair to, and in the best interests of, the Company and its unaffiliated shareholders, including shareholders who will receive cash, shareholders who will receive Series A Preferred Stock, and shareholders who will retain their shares of Common Stock after the Merger. The Board of Directors unanimously recommends that the shareholders vote for approval of the Merger. Each member of the Board of Directors, including the Board members who are not employees of the Company or American Bank, and each executive officer of the Company has advised the Company that he/she intends to vote his/her shares in favor of the Merger.

The Board has the authority to terminate (and not implement) the Merger (even after approval thereof by shareholders) if it determines subsequently that the Merger is not then in the best interests of the Company and its shareholders. In particular, the Board may terminate the Merger if 5% or more of the outstanding shares of

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Company Common Stock exercise their dissenters’ appraisal rights. In this regard, the Board believes that the transaction is not intended for the purpose of cashing out large blocks of Common Stock. At this point, the Board does not anticipate any other circumstances in which it would elect to terminate the Merger, because it currently believes that the Merger is in the best interests of the Company shareholders.

The Board considered numerous factors, discussed herein, in reaching its conclusion as to the fairness of the Merger, the terms of the Series A Preferred Stock and the $9.10 per share Cash Consideration price. The Board did not assign any specific weights to the factors listed below. Moreover, in their considerations, individual directors may have given differing weights to different factors. However, none of the factors that our Board of Directors considered led the Board to believe that the transaction is unfair to unaffiliated shareholders.

The Board attempted to issue a class of preferred stock to those shareholders owning less than 1,000 common shares which (i) was distinguishable from the existing class of Common Stock and (ii) had rights and preferences equitable to the non-affiliated shareholders receiving and not receiving the preferred stock. The holders of Series A Preferred Stock will no longer have voting rights except (i) as required by law or (ii) upon any merger, acquisition of all or substantially all of the capital stock or assets of the Company, or other business combination involving the Company, in which the holders of Common Stock are entitled to vote. However, only shareholders owning less than 1,000 common shares of record will receive Series A Preferred Stock, and as a result, no shareholder receiving preferred stock currently has significant voting power. Moreover, effective voting control rests with the directors and executive officers of the Company; and in particular with Mark W. Jaindl and members of his family who collectively own more than a majority of the outstanding Common Stock. We anticipate that up to 180,000 shares of the Common Stock will be converted to Series A Preferred Stock as a result of the Merger, which is only 2.9% of all eligible votes to be cast on matters submitted to shareholder vote.

The Series A Preferred Stock will also receive a preference upon the distribution of assets pursuant to a liquidation, dissolution or winding up of the Company. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, before any distribution or payment is made to the holders of Common Shares, or any other junior security, the holders of Series A Preferred Stock, or any other series on parity with the Series A, will be entitled to be paid in full (on a per share basis) the greater of the net tangible book value of the shares of Common Stock determined under generally accepted accounting principals assuming for this purpose that all outstanding shares of Series A Preferred Stock are first converted into shares of Common Stock on a share for share basis; the amount paid per share to the holders of Common Stock; or the sum of $5.72 per share. The Board of Directors wants to provide some reasonable assurance that the Series A Preferred Stock will maintain some value as compared to the Company’s Common Stock despite the fact that (i) preferred shareholders will have limited voting rights and (ii) there will be fewer shares outstanding, which may adversely affect the liquidity of the preferred stock. This liquidation preference preserves some base-line value of the stock, but not so much as to be unfair to the remaining common shareholders.

The Series A Preferred Stock will have a dividend preference such that no dividend will be awarded to the common shareholders which is not also received by the Series A Preferred shareholders. There is no requirement that the Board of Directors award any dividend, and the holders of Series A Preferred Stock have no rights to a cumulative dividend. However, this dividend preference insures that holders of the Series A Preferred Stock will receive at least the same amount of per-share dividends that the common shareholders receive. However, the Board could provide the holders of Series A Preferred Stock a dividend that is not provided to common shareholders. At this time, the Board does not anticipate awarding any cash dividends to Series A Preferred shareholders which is not also received by common shareholders.

In order to cause all classes of stock to be treated similarly in the event of a merger, sale or other change of control, all shares of Series A Preferred Stock will automatically be converted to shares of Common Stock on a one-to-one ratio at the time of such events. This will assure that all shareholders will receive the same consideration at the time of this significant event.

The Board of Directors acknowledged that the Merger will cause smaller shareholders who own 100 or fewer shares to lose their shares of Common Stock involuntarily in exchange for the $9.10 per share Cash Consideration. Moreover, shareholders who own more than 100 but not fewer than 1,000 shares are being given the election to receive the Cash Consideration as an alternative to the Series A Preferred Stock.

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The Board considered numerous factors, discussed below, in reaching its conclusion as to the fairness of the Cash Consideration and did not assign any specific weights to the factors listed below.

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Current and Historical Market Prices. Although our Common Stock is not actively traded, it is listed on the Nasdaq Capital Market. During the thirteen month period from January 1, 2006 to January 31, 2007, the high trading price was $8.64 (which last occurred on February 24, 2006), and the low trading price was $7.28 (occurring on October 5, 2006). The last sales price of our Common Stock prior to the Record Date was $_______ on ______, 2007. The last sales price prior to the public announcement of the Merger was $8.00 on February 8, 2007. The $9.10 Cash Consideration represents a premium of 13.75% to the last sales price on February 8, 2007.

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Prior Stock Purchases. In the prior two years, the Company has actively engaged in repurchasing its Common Stock at market prices. The prices paid by the Company during this two year period range from $7.45 to $9.32 per share. The purchase at $7.45 per share occurred on July 28, 2006, and the $9.32 per share purchase was completed on July 20, 2005. Because the Company’s purchase of its stock has been at market prices and consistent with current and historical market prices, we did not give prior purchases by the Company any additional consideration above and beyond current and historical market prices.

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Going Concern Value. The Board generally approached the valuation of the Company’s Common Stock as a going concern operating entity. As part of its assessment, the Board considered Danielson Capital, LLC’s analysis regarding the Company’s current and historical trading price since 2002 and how the Company’s trading prices and certain pricing ratios compared to several peer groups. This analysis is described elsewhere in this Proxy Statement under the heading “Opinion of Financial Advisor,” which should be read in its entirety. The Board reviewed and adopted Danielson Capital, LLC’s analysis which reflected that, based on the information studied, the Company’s trading price appeared to be consistent with various pricing ratios exhibited by the selected peer groups. Based on that conclusion, the Board’s knowledge and judgment with regard to trading prices in the banking industry, and the Company’s anticipated on-going operations and business plans, the Board determined that the Company’s trading price generally reflected the value of the Company’s Common Stock on a going concern basis.

•

Net Book Value. As of December 31, 2006, the book value per share of the Company’s Common Stock was $5.72. The Board considered net book value and tangible net book value in determining fair market value ranges using market price/book value ratios established from analyses of certain nationwide peers as well as selected guideline companies. This analysis is described further in “Opinion of Financial Advisor.” The Board also considered net book value per share in determining the Cash Consideration, but the Board generally did not consider it to be as relevant as other factors in considering the fairness of the Cash Consideration to all shareholders. The Board notes that the Cash Consideration reflected a 59.1% premium above the Company’s December 31, 2006 book value per share.

•

Liquidation Value. In determining the Cash Consideration, the Board did not view the liquidation value as a representative value to determine the fairness of the Merger to the unaffiliated shareholders. The vast majority of the Company’s (and underlying subsidiary Bank’s) assets are financial assets, and their book values roughly approximate their liquidation value. In the event the Company’s assets were sold in an orderly liquidation, some portion of the Company’s loans and deposits may be sold at a slight premium or discount to book value depending on applicable interest rates. However, any premium which might be paid over book value, if any, is not material, particularly when considering the discount for which certain other assets may be sold and the expense of the liquidation process. In addition, interest rate gaps on mismatched assets and liabilities re-price quickly. As a result, we estimate that the liquidation value would not be materially different than the book value.

•

Voluntary Transaction for shareholders of more than 100 but fewer than 1,000 shares. Holders of more than 100 but fewer than 1,000 shares of Common Stock are not required to accept the Cash Consideration. These shareholders have the option of exchanging their shares of Common Stock for shares of Series A Preferred Stock and retaining an equity interest in the Company. However, these

37

shareholders are not given the opportunity to convert their holdings to common shares other than in a change of control event. The Board considered the opportunity of these holders to elect Series A Preferred Stock or cash in exchange for their shares of Common Stock at a price representing a 17.3% premium over the weighted average trading price for the 13 month period ended January 31, 2007, without incurring brokerage charges.

•

Earnings. The Board reviewed the earnings of the Company for the previous two years. For the two years ended December 31, 2006 and 2005, the Company reported net income of $2.8 million and $3.5 million, respectively. The basic earnings per share for each of the 2006 and 2005 fiscal years was $0.46 and $0.48, respectively. The proposed Cash Consideration represents a multiple of 19.8 times the 2006 fiscal year earnings per share.

•

Opinion of the Financial Advisor. The Board received a written opinion dated February 8, 2007, of Danielson Capital, LLC, a financial advisor to the Board. The opinion stated that, as of this date and based upon and subject to the various assumptions and limitations described in the opinion, the Cash Consideration to be offered in connection with the Merger was fair, from a financial point of view, to the Company’s shareholders, including those who will receive the Cash Consideration, as well as those who will remain shareholders after the Merger.

A copy of Danielson Capital, LLC’s written opinion which addresses only the financial fairness of the Cash Consideration is attached as Appendix C to this Proxy Statement and incorporated by reference. You should read the entire opinion carefully. The opinion does not constitute a recommendation by Danielson Capital, LLC to any shareholder as to how the shareholder should vote on the Merger at the special meeting or any other matter.

•

Other Going Private Transactions. The Company also considered premiums paid to shareholders in other going private transactions. Danielson Capital, LLC discussed with the Board that transactions primarily involving reverse stock splits or cash out mergers for banks and thrift institutions usually involve a small premium of 5% to 15% over a normal trading price. Based on the pricing of the comparable banks, Danielson valued the Company stock at $8.57 per share and the Cash Consideration represents a 6.1% premium over that price. In January of 2007, the weighted average closing price was $7.95 per share and the Cash Consideration represents a 14.4% premium over that trading price.

After consideration of all this information, the Board determined that the $9.10 per share Cash Consideration is a fair price to be offered to shareholders in the Merger. As a result of the fairness of this Cash Consideration and the other characteristics of the Series A Preferred Stock, the Merger is fair to those shareholders.

The Board of Directors also believes that the Merger is fair to shareholders who will continue to own shares of the Common Stock after the Merger. This belief is based on the Board’s consideration of the following material factors:

•

If we are able to terminate the registration of our Common Stock under the Exchange Act, we believe that the cost savings will benefit continuing shareholders. These cost savings include known and unknown legal, auditing, accounting and other expenses which will be incurred by public companies under the Sarbanes-Oxley Act. Also, our officers, directors and other management will be able to better focus their resources on the Company’s business opportunities. These cost savings and increase in focus should enhance our ability to increase the Company’s profitability.

•

If we succeed in deregistering our Common Stock with the SEC, we will no longer be subject to the SEC reporting or proxy disclosure requirements. However, we intend to continue to provide annual audited financial information to our shareholders. We will also be subject to the regulatory and supervisory authority of other governmental agencies applicable to bank holding companies and state banks, including the Federal Reserve Board, the FDIC, and the Pennsylvania Department of Banking.

•

If our Common Stock is no longer subject to the Exchange Act reporting requirements, we will no longer be eligible to have our Common Stock quoted on the Nasdaq Capital Exchange. This could adversely affect the liquidity, trading volume and marketability of our Common Stock. However, we

38

anticipate having our Common Stock quoted on the OTC Bulletin Board, and we believe any loss in liquidity resulting from the change to the OTC Bulletin Board is outweighed by the other advantages of this going private transaction.

Procedural Considerations. The Board of Directors believes that the proposed transaction is procedurally fair to our unaffiliated shareholders, including those that are receiving the Cash Consideration or the Series A Preferred Stock, as well as those shareholders who will continue to hold their shares of Common Stock. In concluding that the proposed transaction, including the terms of the Series A Preferred Stock and the Cash Consideration to be received by holders of Common Stock, is procedurally fair to our unaffiliated shareholders, the Board of Directors considered a number of factors. The factors that our Board of Directors considered positive for all unaffiliated shareholders, including both those who will continue to hold Common Stock as well as those who will have their shares converted into the Cash Consideration or into Preferred Stock, included the following:

•

The Board's retention of an independent financial advisor, Danielson Capital, LLC, to assist it in determining the fairness of the per share Cash Consideration, and the receipt of an opinion by Danielson Capital, LLC, dated February 8, 2007 stating that the Cash Consideration to be offered in connection with the Merger was fair, from a financial point of view, to the Company’s shareholders.

•

 The fact that the Board retained and received advice from independent legal counsel in evaluating the terms of the Merger Agreement.

•

The fact that the Board of Directors is primarily comprised of independent members and that only one member of the Board is an employee of the Company, and that the transaction was unanimously approved by the Board.

•

Although each of our directors owns more than 1,000 shares of common stock, the 100 and 1,000 share cutoffs set in the transaction was determined without regard to the directors’ share ownership, and that all Board members will be treated identically to all other shareholders in the transaction.

•

The fact that all shareholders have dissenters' rights under Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law of 1988, including all affiliated and unaffiliated shareholders retaining their Common Stock as a result of the Merger transaction.

The Board of Directors considered each of the foregoing factors to weigh in favor of the procedural fairness of the transaction to our unaffiliated shareholders, whether they are receiving the Cash Consideration, the shares of Series A Preferred Stock or will continue to hold shares of Common Stock.

The Board is aware of, and has considered, the impact of the following potentially negative factors, which affect both shareholders receiving the Cash Consideration or shares of Series A Preferred Stock as well as those continuing to hold shares of Common Stock, on the procedural fairness of the transaction.

The transaction is not structured so that approval of at least a majority of unaffiliated shareholders is required. The Board determined that any such voting requirement would usurp the power of the holders of a large portion of the Company’s outstanding shares to consider and approve the proposed Merger as provided under Pennsylvania law and the Company’s charter documents.

No independent committee of the Board has reviewed the fairness of the Merger proposal. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders for the purpose of negotiating the terms of the Merger or preparing a report covering the fairness of the Merger was retained by the Company or by a majority of directors who are not employees of the Company.

However, the Board did obtain an opinion from an unaffiliated third-party relating to the fairness of the cash or preferred stock consideration to be paid to certain shareholders. The Board determined that the cost of obtaining an additional fairness opinion or valuation from an unaffiliated representative for the purpose of negotiating the terms of the Merger proposal on behalf of the non-affiliated shareholders would be costly and would not provide any meaningful additional benefit.

39

With respect to unaffiliated shareholders’ access to the Company’s corporate files, the Board determined that this Proxy Statement, together with our other filings with the SEC, provide adequate information for unaffiliated shareholders to make an informed decision with respect to the Merger. The Board also considered the fact that under Pennsylvania corporate law, and subject to certain conditions set forth under Pennsylvania law, shareholders have the right to review the Company’s relevant books and records of account. Thus, we have not made any additional provision in connection with the Merger to grant unaffiliated shareholders access to our corporate files or to obtain counsel or appraisal services at the Company’s expense.

After consideration of the factors described above, the Board believes that the Merger is fair, notwithstanding the absence of such an unaffiliated shareholder approval requirement, independent committee or unaffiliated representative. The Board of Directors believes that the foregoing potentially negative factors did not, individually or in the aggregate, outweigh the overall procedural fairness of the proposed transaction to our unaffiliated shareholders, whether they will be receiving the Cash Consideration or the shares of Preferred Stock or will continue to hold shares of Common Stock, and the foregoing factors are outweighed by the procedural safeguards previously described. Further, with respect to the lack of a special committee, the Board believed that the consideration of the proposed transaction by the full Board, whose ownership of common stock will not change in the transaction and whose percentage ownership interest will increase only modestly, and who will be treated identically to unaffiliated shareholders in the transaction, was a sufficient procedural safeguard that made it unnecessary to form a special committee or retain an independent financial advisor to represent the unaffiliated shareholders.

The Board, based upon all the factors outlined above, believes that the Merger proposal is fair to all shareholders of the Company, including all non-affiliated shareholders who: (i) will receive the Cash Consideration as a result of this transaction; (ii) will receive shares of Series A Preferred Stock as a result of this transaction; or (iii) who retain their shares of Common Stock as a result of the transaction. In view of the variety of factors considered in connection with their evaluation of the Merger proposal, the Board of Directors did not find it practicable to, and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. The Board considered all the factors as a whole in reaching its determination. In addition, individual members of the Board of Directors may have given different weights to different factors.

Determination of Fairness by the Company’s Affiliate

Mr. Mark W. Jaindl, the President, Chief Executive Officer and a director of the Company, also owned 56.1% of the outstanding shares of Common Stock as of _____, 2007. Mr. Jaindl is an affiliate of the Company and is deemed to be a filing person for purposes of this transaction. Mr. Jaindl’s purpose and reasons for engaging in the Merger and related transactions, alternatives considered and analyses regarding substantive and procedural fairness of the Merger to unaffiliated shareholders receiving the Cash Consideration or Series A Preferred Stock in the Merger and to those retaining their shares of Common Stock were the same as those of the Board of Directors. Mr. Jaindl participated fully in the Board’s determinations and adopted the analyses of the Board of Directors with respect to these issues. Based on these factors and analyses, Mr. Jaindl has concluded that the transaction is fair to the Company’s unaffiliated shareholders who will receive the Cash Consideration or Series A Preferred Stock in the Merger and to its unaffiliated shareholders who will retain their shares of Common Stock. As noted elsewhere herein, Mr. Jaindl beneficially owns 3,360,059 shares, or 56.1%, of the outstanding Common Stock, excluding shares that can be acquired upon the conversion of trust preferred securities and the exercise of stock options. Mr. Jaindl has not engaged in any securities transaction in the Common Stock during the past 60 days from the date of this proxy statement, except that on April 17 and 18, 2007, a deferred compensation plan in which Mr. Jaindl participates, acquired shares of stock at prices of $8.265 and $8.33 per share, and Mr. Jaindl was allocated a total of 31 shares under that plan.

Purposes And Reasons Of ABI Merger Sub, Inc. For The Merger Proposal

ABI Merger Sub was organized solely for the purpose of facilitating the Merger transaction. As a result ABI Merger Sub’s purpose and reasons for engaging in the Merger transaction are the same as those set forth in “Purpose of the Merger Proposal” and “Reasons for the Merger Proposal.” ABI Merger Sub has considered and adopted the analyses and findings of the American Bank Incorporated Board of Directors with respect to the fairness of the Merger proposal to the American Bank Incorporated shareholders, including all non-affiliated American Bank Incorporated shareholders.

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Material U.S. Federal Income Tax Consequences Of The Merger

The following discussion summarizes the material U.S. federal income tax consequences of the Merger. The discussion is based upon the Internal Revenue Code of 1986, as amended, its legislative history, applicable Treasury regulations, existing administrative interpretations and court decisions currently in effect. Any of these authorities could be repealed, overruled or modified at any time after the date of this proxy statement, and any such change could be applied retroactively. This discussion does not address any tax consequences under state, local or foreign laws.

The discussion that follows neither binds the IRS nor precludes the IRS from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the IRS or adopted by a court if the positions were litigated. American Bank Incorporated does not intend to obtain a ruling from the IRS with respect to the U.S. federal income tax consequences of the Merger. In addition, American Bank Incorporated does not intend to obtain an opinion from tax counsel with respect to the federal income tax consequences of the Merger.

This discussion assumes that you hold your shares of Common Stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code. This discussion does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to certain rules, such as those rules relating to:

•

shareholders who are not citizens or residents of the United States;

•

financial institutions;

•

tax-exempt organizations and entities, including IRAs;

•

insurance companies;

•

dealers in securities; and

•

shareholders who acquired their shares of Common Stock through the exercise of employee stock options or similar derivative securities or otherwise as compensation.

Tax Consequences To Shareholders Who Retain Their Shares. If you are a shareholder who retains your shares of Common Stock in the Merger and you do not receive any cash or property (including stock) as part of the Merger, you will not recognize gain or loss for U.S. federal income tax purposes as a result of the Merger. The Merger will not affect the adjusted tax basis or holding period of any shares of Common Stock that you continue to own following the Merger.

Tax Consequences To Shareholders Who Receive Cash For Their Shares. If you are a shareholder who receives cash for your shares of Common Stock in the Merger or pursuant to the exercise of your right to dissent, you should be treated for federal income tax purposes as having had your shares redeemed by American Bank Incorporated under Section 302 of the Internal Revenue Code. Unless the cash received is treated as a dividend under Section 301 of the Internal Revenue Code (as discussed below), you will recognize gain or loss for U.S. federal income tax purposes with respect to the cash received for your shares of Common Stock. The gain or loss will be measured by the difference between the amount of cash received, $9.10 per share, and the adjusted tax basis of your shares of Common Stock. The gain or loss will be capital gain or loss and will be long-term capital gain or loss if you will have owned your shares of Common Stock for more than one year at the time the Merger is completed.

Section 302 of the Internal Revenue Code provides that the cash distribution will not be treated as a dividend if the distribution is (i) “not essentially equivalent to a dividend,” (ii) “substantially disproportionate” with respect to the shareholder or (iii) completely terminates the shareholder’s interest in our company. The constructive ownership rules of Section 318 of the Internal Revenue Code apply in comparing a shareholder’s percentage interest in American Bank Incorporated immediately before and immediately after the Merger. Generally, the constructive ownership rules under Section 318 treat a shareholder as owning (i) shares of Common Stock owned by certain relatives, related corporations, partnership, estates or trusts, and (ii) shares of Common Stock the shareholder has an

41

option to acquire. If you receive cash for your Common Stock in the Merger and completely terminate your direct and constructive ownership interest in American Bank Incorporated, you should recognize capital gain or loss as a result of the Merger, and the cash distribution should not be treated as a dividend.

Tax Consequences To Shareholders Who Receive Series A Preferred Stock For Their Shares. If you are a shareholder who receives Series A Preferred Stock for your shares of Common Stock in the Merger, you should be treated for federal tax purpose as having received stock as part of a tax-free reorganization under Section 368(a)(1)(E) of the Internal Revenue Code. The basis in the Series A Preferred stock you received will equal the basis you had in the Common Shares you exchanged. While it is our conclusion that the above tax consequences are appropriate under these particular facts and circumstances, given the increasingly more aggressive posture of the IRS, we cannot guarantee such a result. Accordingly, you should consult an independent tax advisor as to the tax consequences of receiving Series A Preferred Stock in exchange for your Common Shares.

Tax Consequences To American Bank Incorporated, ABI Merger Sub And The Bank. Neither American Bank Incorporated, ABI Merger Sub, nor the Bank will recognize gain or loss for U.S. income tax purposes as a result of the Merger.

Backup Withholding. Certain shareholders of American Bank Incorporated may be subject to backup withholding on the cash payments received for their shares of Common Stock. Backup withholding will not apply, however, if you furnish to American Bank Incorporated a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to you following the date of completion of the Merger (foreigners should contact their tax advisors).

Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer’s federal income taxes, that taxpayer may obtain a refund from the IRS.

Tax Disclosure. The tax advice herein was not written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on any taxpayer. The tax advice herein was written to support the promotion of the proposed Merger. You should seek advice based on your particular circumstances from an independent tax advisor. This discussion is only intended to provide you with a general summary and is not intended to be a complete analysis or description of all potential U.S federal income tax consequences of the Merger. In addition, this discussion does not address tax consequences that may vary with, or are contingent on, your individual circumstances. Moreover, this discussion does not address any non-income tax or any foreign, state or local tax consequences of the Merger. Accordingly, you are strongly encouraged to consult with your own tax advisor to determine the particular U.S. federal, state, local or foreign income or other tax consequences of the Merger that are applicable to you.

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SELECTED CONSOLIDATED FINANCIAL DATA OF AMERICAN BANK INCORPORATED

The following tables set forth selected consolidated financial and other data for American Bank Incorporated at the dates and for the periods indicated. The selected data has been derived in part from the audited consolidated financial statements of American Bank Incorporated. The following information is only a summary, and should be read in conjunction with the consolidated financial statements and notes presented elsewhere herein.

	At December 31,
	2006	2005	2004	2003	2002
	(In thousands)
Selected Financial Condition Data:
Total assets	$504,595	$529,100	$503,436	$481,992	$453,265
Loans receivable, net	319,969	301,394	242,348	204,832	134,926
Securities available for sale	149,636	188,691	220,911	236,746	276,569
Securities held to maturity	11,709	13,482	13,480	15,361	13,466
Deposits	368,995	368,958	345,732	332,286	306,751
Short-term debt	27,616	12,921	6,991	6,909	7,784
Long-term debt	61,734	90,848	96,095	96,357	97,791
Junior subordinated debentures	10,503	10,187	10,187	—	—
Mandatory redeemable convertible debentures	—	—	—	10,200	10,200
Stockholders’ equity	34,219	44,345	41,910	34,963	28,593

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
	(Dollars in thousands, except per share data)
Selected Operating Data:
Total interest income	$28,162	$24,293	$20,702	$19,225	$20,489
Total interest expense	18,402	14,246	11,583	11,937	12,409
Net interest income	9,760	10,047	9,119	7,288	8,080
Provision for loan losses	349	624	393	405	212
Net interest income after provision for loan losses	9,411	9,423	8,726	6,883	7,868
Fees and service charges	192	200	207	165	160
Net realized gains on sale of mortgage loans	57	127	122	401	296
Net gains (losses) on securities	(79)	263	334	862	112
Earnings on bank owned life insurance	342	339	349	318	160
Other income	243	614	257	255	229
Total other income	755	1,543	1,269	2,001	957
Total other expenses	6,058	5,869	5,435	5,111	5,212
Income before taxes on income	4,108	5,097	4,560	3,773	3,613
Taxes on income	1,277	1,565	1,393	1,136	1,097
Net income	$2,831	$3,532	$3,167	$2,637	$2,516
Dividend payout per share	$0.24	$0.11	$0.10	—	—
Earnings per share-basic(1)	$0.46	$0.48	$0.44	$0.41	$0.42
Earnings per share-diluted(1)	$0.43	$0.45	$0.43	$0.40	$0.40
Performance Ratios:
Return on assets (ratio of net income to average total assets)	0.54%	0.68%	0.64%	0.56%	0.62%
Return on equity (ratio of net income to average equity)	8.25%	8.05%	8.24%	8.27%	9.51%
Interest rate spread information:
Average during period	1.67%	1.73%	1.68%	1.37%	1.89%
End of period	1.71%	1.77%	1.83%	1.57%	1.60%
Net interest margin (ratio of net interest income divided by average earning assets)	1.94%	2.01%	1.90%	1.59%	2.08%
Ratio of operating expense to average total assets	1.15%	1.13%	1.09%	1.07%	1.28%
Ratio of average interest-earning assets to average interest-bearing liabilities	109.79%	109.79%	109.27%	108.48%	106.18%
Asset Quality Ratios:
Non-performing assets to total assets at end of period	0.01%	0.01%	0.15%	—	—
Allowance for loan losses to non-performing loans	5,373.75%	8,312.60%	3,73.66%	n/a	n/a
Allowance for loan losses to loans receivable, net	1.12%	1.12%	1.13%	1.16%	1.28%
Capital Ratios:
Stockholders’ equity to total assets at end of period	6.79%	8.38%	8.33%	7.25%	6.31%
Average stockholders’ equity to average assets	6.53%	8.46%	7.71%	6.77%	6.52%

———————

(1)

Adjusted to reflect three-for-two stock split declared in January 2002.

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PRO FORMA EFFECT OF THE MERGER AND PRO FORMA CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)

Unaudited consolidated pro forma financial statements giving effect to the proposed transaction (the “Consolidated Pro Forma Financial Statements”) are presented below. These include unaudited consolidated pro forma balance sheets as of December 31, 2006 (the “Consolidated Pro Forma Balance Sheets”), and unaudited consolidated pro forma income statements for the fiscal year ended December 31, 2006 (the “Consolidated Pro Forma Income Statements”). Pro forma adjustments to the Consolidated Pro Forma Balance Sheets are computed as if the Merger occurred at December 31, 2006, while the pro forma adjustments to the Consolidated Pro Forma Income Statements are computed as if the Merger occurred on January 1, 2006.

Given the uncertainty as to which shareholders owning more than 100 but fewer than 1,000 Common Shares will elect to receive the Cash Consideration and which will elect to receive Series A Preferred Stock, management has prepared its Consolidated Pro Forma Balance Sheets and Consolidated Pro Forma Income Statements using two alternative assumptions. The first alternative assumes that all shareholders of record who own more than 100 but fewer than 1,000 shares of record will elect to receive the Cash Consideration in connection with the Merger. Under this alternative, the Company has assumed that 179,700 shares of Common Stock will be acquired at the aggregate cash payment of $1,635,000. The second alternative assumes that all shareholders of the Company who own more than 100 but fewer than 1,000 shares of record will elect to receive Series A Preferred Stock in connection with the Merger. Under this alternative, the Company has assumed that 6,000 shares of Common Stock will be acquired for cash at the aggregate cost of $54,600. In each case, we have assumed that no shareholders owning 1,000 or more shares of record will dissent from the transaction.

In addition to the foregoing assumptions, the Consolidated Pro Forma Financial Statements also take into account: (1) certain estimated costs and expenses related to consummating the Merger; (2) certain estimated cost savings related to going private; and (3) the usage of cash on hand to finance the proposed transaction. No other arrangements related to financing the proposed transaction where factored into the pro forma calculations.

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American Bank Incorporated
Condensed Pro Forma Statement of Condition
(Assumes that all shareholders owning less than 1,000 shares receive cash at $9.10 per share)

	Actual December 31, 2006	Adjustments		Pro Forma December 31, 2006
	(In Thousands)
Assets
Cash and cash equivalents	$3,303	$(1,635	)(1)	$1,668
Securities available for sale	149,636			149,636
Securities held to maturity	11,709			11,709
Loans receivable, net	319,969			319,969
Restricted investment in bank stocks	5,067			5,067
Bank owned life insurance	9,208			9,208
Premises and equipment, net	893			893
Other assets	4,801			4,801
Total assets	$504,595	$(1,635)		$502,960

Liabilities and Stockholders’ Equity
Deposits	$368,995			$368,995
Short-term debt	27,616			27,616
Long-term debt	61,734			61,734
Junior subordinated debentures	10,503			10,503
Other liabilities	1,528			1,528
Total Liabilities	470,376			470,376

Stockholders’ equity:
Series A Preferred stock	—			—
Common stock	769	(18	)(1)	751
Paid in capital	36,239	(1,617	)(1)	34,622
Treasury stock, unallocated ESOP and unvested SERP shares	(15,035)			(15,035)
Retained earnings	10,980			10,980
Comprehensive income	1,266			1,266
Total stockholders equity	34,219	(1,635)		32,584

Total Liabilities and Stockholders Equity	$504,595	$(1,635)		$502,960

———————

(1)

To record the purchase of 179,700 shares at $9.10 per share.

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American Bank Incorporated
Condensed Pro Forma Statement of Income and Expense
(Assumes that all shareholders owning less than 1,000 shares receive cash at $9.10 per share)

	Actual December 31, 2006	Adjustments		Pro Forma December 31, 2006
	(Dollars in thousands, except per share data)
Total interest income	$28,162	$(82	)(1)	$28,080
Total interest expense	18,402			18,402
Net interest income	9,760	(82)		9,678
Provision for loan losses	349			349
Net interest income after provision for loan losses	9,411	(82)		9,329
Total non-interest income	755			755

Non-interest Expenses
Salaries and benefits	2,635			2,635

		(46	)(2)
Professional fees	311	79	(3)	344
		(47	)(4)
Other expenses	3,112	36	(5)	3,101

Total non-interest expenses	6,058	22		6,080
Income before taxes on income	4,108	(104)		4,004
Taxes on income	1,277	(35)		1,242
Net income	$2,831	$(69)		$2,762
Earnings per share-basic	$0.46			$0.46
Earnings per share-diluted	$0.43			$0.43
Book value per share	$5.68	$(0.10)		$5.58

Performance Ratios:
Return on assets (ratio of net income to average total assets)	0.54%	(0.01)%		0.53%
Return on equity (ratio of net income to average equity)	8.25%	(0.19)%		8.44%
Net interest margin (ratio of net interest income divided by average earning assets)	1.94%			1.94%
Ratio of operating expense to average total assets	1.15%			1.15%

———————

(1)

To record lost earning capacity on funds used to purchase common shares ($1,635,000 at 5.25%).

(2)

Decrease in legal and accounting fees associated with periodic SEC filings. Does not include any expense associated with compliance with the Sarbanes-Oxley Act.

(3)

Legal and accounting fees associated with deregistering with the SEC. These fees are one time charges.

(4)

Other expenses associated with being an SEC registered company including Nasdaq listing fees.

(5)

One time charges for printing, EDGAR filing and other miscellaneous expenses.

46

American Bank Incorporated
Condensed Pro Forma Statement of Condition
(Assumes that all shareholders owning more than 100 but less than 1,000 (173,700 shares) receive preferred stock, and that all shareholders owning 100 or fewer shares (6,000 shares) receive cash for their shares at
$9.10 per share).

	Actual December 31, 2006	Adjustments		Pro Forma December 31, 2006
	(In thousands)
Assets
Cash and cash equivalents	$3,303	$(55	)(1)	$3,248
Securities available for sale	149,636			149,636
Securities held to maturity	11,709			11,709
Loans receivable, net	319,969			319,969
Restricted investment in bank stocks	5,067			5,067
Bank owned life insurance	9,208			9,208
Premises and equipment, net	893			893
Other assets	4,801			4,801
Total assets	$504,595	$(55)		$504,540

Liabilities and Stockholders’ Equity
Deposits	$368,995			$368,995
Short-term debt	27,616			27,616
Long-term debt	61,734			61,734
Junior subordinated debentures	10,503			10,503
Other liabilities	1,528			1,528
Total Liabilities	470,376			470,376

Stockholders’ equity:
Series A Preferred stock	—	$1,580	(1)	1,580
Common stock	769	(18	)(1)	751
Paid in capital	36,239	(1,617	)(1)	34,622
Treasury stock, unallocated ESOP and unvested SERP shares	(15,035)			(15,035)
Retained earnings	10,980			10,980
Comprehensive income	1,266			1,266
Total stockholders equity	34,219	(55)		34,164

Total Liabilities and Stockholders Equity	$504,595	$(55)		$504,540

———————

(1)

To record the purchase of 6,000 shares for cash at $9.10 per share and the conversion of 173,700 shares from Common Stock to Series A preferred stock.

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American Bank Incorporated
Condensed Pro Forma Statement of Income and Expense
(Assumes that all shareholders owning more than 100 but less than 1,000 (173,700 shares) receive preferred stock, and that all shareholders owning 100 or fewer shares (6,000 shares) receive cash for their shares at $9.10 per share).

	Actual December 31, 2006	Adjustments		Pro Forma December 31, 2006
	(Dollars in thousands, except per share data)
Total interest income	$28,162	$(3	)(1)	$28,159
Total interest expense	18,402			18,402
Net interest income	9,760	(3)		9,757
Provision for loan losses	349			349
Net interest income after provision for loan losses	9,411	(3)		9,408
Total non-interest income	755			755

Non-interest Expenses
Salaries and benefits	2,635			2,635

		(46	)(2)
Professional fees	311	79	(3)	344
		(47	)(4)
Other expenses	3,112	36	(5)	3,101

Total non-interest expenses	6,058	22		6,080
Income before taxes on income	4,108	(25)		4,083
Taxes on income	1,277	(8)		1,269
Net income	$2,831	$(17)		$2,814
Earnings per share-basic	$0.46			$0.46
Earnings per share-diluted	$0.43			$0.43
Book value per share	$5.68	$(0.01)		$5.67

Performance Ratios:
Return on assets (ratio of net income to average total assets)	0.54%			0.54%
Return on equity (ratio of net income to average equity)	8.25%			8.25%
Net interest margin (ratio of net interest income divided by average earning assets)	1.94%			1.94%
Ratio of operating expense to average total assets	1.15%			1.15%

———————

(1)

To record lost earning capacity on funds used to purchase common shares ($54,600 at 5.25%).

(2)

Decrease in legal and accounting fees associated with periodic SEC filings. Does not include any expense associated with compliance with the Sarbanes-Oxley Act.

(3)

Legal and accounting fees associated with deregistering with the SEC. These fees are one time charges.

(4)

Other expenses associated with being an SEC registered company including Nasdaq listing fees.

(5)

One time charges for printing, EDGAR filing and other miscellaneous expenses.

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INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of American Bank Incorporated to be used at the annual meeting of shareholders of American Bank Incorporated, which will be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania, on [Meeting Date], at 9:00 a.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of shareholders and this proxy statement are first being mailed to shareholders on or about [Mail Date].

At the meeting, the shareholders will consider and vote upon the (i) the approval of the Merger Agreement between American Bank Incorporated and ABI Merger Sub, Inc.; (ii) the approval of an amendment to the Company’s Articles of Incorporation to authorize the Series A Preferred Stock; and (iii) the election of two directors. The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy confers on the designated proxy holder discretionary authority to vote the shares represented by the proxy in accordance with the holder’s best judgment on such other business, if any, that may properly come before the meeting or any adjournment, unless the proxy is revoked, or the shareholder who executed the proxy attends the meeting and votes in person.

Revocation Of Proxies

Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. Where no directions are indicated, validly executed proxies that are returned to us will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the annual meeting.

Proxies may be revoked by sending written notice of revocation to the Secretary of American Bank Incorporated, Sandra A. Berg, at the address set forth on the front cover of this proxy statement, or by delivering a duly executed proxy bearing a later date. The presence at the annual meeting of any shareholder who has returned a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to our Secretary prior to the voting of such proxy.

Voting Securities And Method Of Counting Votes

Holders of record of our shares of Common Stock, par value $0.10 per share, as of the close of business on [Record Date] are entitled to one vote for each share then held. As of [Record Date], American Bank Incorporated had 5,989,351 shares of Common Stock issued and outstanding. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the annual meeting. Approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the meeting. Approval of the amendment to the Company’s Articles of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the meeting. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

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Security Ownership Of Certain Beneficial Owners

Persons and groups who beneficially own in excess of 5% of our shares of Common Stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of [Record Date], the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than 5% of our outstanding shares of Common Stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
Mark W. Jaindl(2)	4,047,407	(3)	60.6%
1964 Diehl Court
Allentown, PA 18104

David M. Jaindl(2)	1,362,789	(3)	22.1%
3150 Coffeetown Road
Orefield, PA 18069

Estate of Frederick J. Jaindl	982,529		16.5%
3150 Coffeetown Road
Orefield, PA 18069

Martin F. Spiro	493,777		8.2%
15711 Loch Maree Lane #4703
Delray Beach, FL 33446-3223

———————

(1)

Shares “beneficially owned” include shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that the individual may purchase under stock option(s) or acquire by the conversion of trust preferred securities exercisable or convertible within 60 days of the record date.

(2)

Mark W. Jaindl and David M. Jaindl are brothers.

(3)

Includes the shares held by the Estate of Frederick J. Jaindl, of which Mark W. Jaindl and David M. Jaindl are two of three executors.

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PROPOSAL I—THE MERGER

The information in this proxy statement concerning the terms of the Merger is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Appendix A and incorporated by reference herein. All shareholders are urged to read the Merger Agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix C.

Structure Of The Merger

The Merger has been structured so that upon consummation, American Bank Incorporated will have fewer than 300 record holders of its shares of Common Stock. Federal securities law requires the Company to have fewer than 300 record holders before it can deregister its stock. We have recently organized ABI Merger Sub, Inc. solely to facilitate the Merger transaction. ABI Merger Sub, Inc. will be merged with and into American Bank Incorporated pursuant to the terms of the Merger Agreement attached to the proxy statement as Appendix A. American Bank Incorporated will be the surviving corporation to the Merger. If completed, the Merger will have the effects set forth below.

Shares held by shareholders of record owning 100 or fewer shares as of the Record Date. At the effective time of the Merger, each share of Common Stock then held by a shareholder of record who as of the Record Date held 100 or fewer shares (a “First Tier Record Holder”) will be converted into the right to receive the per share Cash Consideration from the Company as to the shares held of record on the Record Date. After the Merger and payment of that amount, record holders of these shares will have no further interest in American Bank Incorporated. Record holders in this category will not have to pay any service charges or brokerage commissions in connection with the Merger or the cash payments to them. However, if such record holders hold the shares in question for the benefit of another (or others), the Company cannot guarantee the absence of transaction costs with respect to the beneficial owners of the shares in question.

Shares held by shareholders of record owning more than 100 shares but fewer than 1,000 shares as of the Record Date. At the effective time, each share of Common Stock then held by a shareholder of record who as of the Record Date held more than 100 but fewer than 1,000 shares of Common Stock (a “Second Tier Record Holder”) will be converted into the right to receive, as to the shares held of record on the Record Date, at the election of the shareholder, either: (i) the per share Cash Consideration; or (ii) one share of a newly authorized class of Series A Preferred Stock of the Company. If you fail to return the enclosed proxy card or if you return the card but fail to specify any election on the proxy card, you will be deemed to have elected to receive the Cash Consideration in exchange for your Common Stock, subject to the limitations set forth in the Merger Agreement. Any election made by a shareholder must be made with respect to all shares of record of Company Common Stock held by such record holder. For an election to be effective, it must be properly completed and received by the Company by no later than the time of the annual meeting. Shareholders of record will be entitled to change their election, provided any such change is in proper form and is received by the Company no later than the time of the annual meeting. Any record holder of more than 100 but fewer than 1,000 shares as of the Record Date that is a brokerage, bank or similar entity holding securities on behalf of multiple beneficial holders may make an election on behalf of each such beneficial owner. Shareholders of record must make their election regarding the receipt of the Cash Consideration or the Series A Preferred Stock on the proxy card provided with this proxy statement. Additional copies of the proxy card can be obtained by writing to Mark Jaindl, Chief Executive Officer and President of the Company, at the address shown on the front page of this proxy statement, or by calling Mark Jaindl at (610) 366-1800.

The aggregate Cash Consideration required to be paid in the Merger will be limited by the Company to an amount no less than $1,650,000 (which amount, including any increased amount, is referred to as the “Cash Limit”). The Cash Limit would enable all record shareholders owning less than 1,000 shares as of February 8, 2007, to receive the $9.10 Cash Consideration. In the event that Second Tier Record Holders in the aggregate elect to receive Cash Consideration in an amount that, when added to the aggregate Cash Consideration payable to First Tier Record Holders exceeds the Cash Limit, then the Second Tier Record Holders shall be given the following priorities:

(i)

those shares held by Second Tier Record Holders who were also record holders as of February 8, 2007, and who elect to receive the Cash Consideration shall be converted into the right to receive the Cash Consideration, without interest thereon, upon surrender to the surviving corporation of their certificates formerly representing shares of ABI Common Stock, and

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(ii)

if the Cash Limit is not exceeded, shares held by Second Tier Record Holders who were not also record holders as of February 8, 2007 and who elect to receive the Cash Consideration shall be converted into the right to receive the Cash Consideration on a priority basis with priority given to those Second Tier Record Holders owning the fewest number of shares of record as of the Record Date (and if necessary among shareholders owning the fewest number of shares, on such equitable basis as determined by ABI), and

(iii)

all other Second Tier Record Holders, including holders that have not made a proper election, shall be deemed to have made a preferred stock election.

Shares of Series A Preferred Stock will be less liquid than shares of the Company’s Common Stock, will have limited voting rights, and will not be registered under Section 12 of the Securities Exchange Act of 1934. For more information regarding the rights, preferences and other terms of the Series A Preferred Stock, see Proposal II.

The Board selected 1,000 shares of Common Stock as the ownership minimum for several reasons, including to ensure that, after completion of the Merger:

•

the number of record holders of Common Stock would be less than the 300 shareholder limit necessary to terminate registration with the SEC; and

•

American Bank Incorporated would continue to maintain capital in excess of, and in full compliance with, all regulatory capital maintenance requirements.

The Board considered using a cutoff number other than 1,000 shares. However, in reliance on management’s analysis, the Board believes that using a number greater than 1,000 would not provide any significant benefit, while at the same time adding unnecessary expense to the transaction. Out of a total of 682 record shareholders, approximately 275 shareholders own 1,000 or more shares of our Common Stock. These 275 shareholders own, in the aggregate, approximately 97.0 % of the outstanding shares of Common Stock. This basic structure allows the Company to meet its objective of reducing the number of its Common shareholders of record to below 300, while also providing a significant number of shareholders (i.e. the approximately 316 shareholders in the 101 to 999 Common Share range) with the option of retaining an economic interest in the Company, should they choose to do so. The Board determined not to provide this option to the shareholders owning 100 or fewer Common Shares because to do so allowed for the possibility that the total number of record holders of Series A Preferred Stock might exceed 500, which would require the Company to continue to meet the SEC reporting and filing requirements. Additionally, the Board determined that cashing out the approximately 111 holders of 100 or fewer Common Shares was appropriate due to the inordinate consumption of resources by this group relative to its aggregate ownership of less than 0.11% of the Company’s Common Stock.

Shares held by shareholders owing 1,000 or more shares as of the Record Date. At the effective time of the Merger, each share of Common Stock then held by a shareholder of record who as of the Record Date held 1,000 or more shares (a “Third Tier Record Holder”) will remain as outstanding Common Stock of the Company unchanged as a result of the Merger.

Shares held in street name. Shareholders who hold their shares of Company Common Stock in a brokerage or custodial account are not shown on our records as the record holder of these shares. The brokerage firms or custodians is the record holder, but more typically they deposit all such shares with a single nominee, such as Cede & Co. This is what is meant by “street name.” While the nominee for the broker or custodian is generally considered the record holder of our stock for most purposes, this is not the case when determining whether a company has fewer than 300 record holders for purposes of going private. In such instances, the Securities and Exchange Commission deems the brokerage or custodian to be the holder of record, rather than the nominee. For purposes of the present transaction, we will be deeming that to be the case as well. Consequently, if a broker or custodian holds (or is deemed to hold) 1,000 or more of our Common Shares in the aggregate on the Record Date, then the stock held by the broker or custodian on the Effective Date of the Merger will be completely unaffected by the proposed transaction. Because the proposed transaction only affects record holders, it does not matter whether any of the underlying beneficial owners for whom that broker or custodian acts own less than 1,000 shares. At the end of this transaction, those beneficial owners will continue to beneficially own the same number of shares of our Common Stock as they did at the start of this transaction.

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Likewise, brokers or custodians that hold (or are deemed to hold) fewer than 1,000 shares will have the same rights and obligations under the Merger Agreement as other shareholders of record who own fewer than 1,000 shares.

If you hold your shares in street name, you should talk to your broker, custodian or agent to determine how they expect the transaction to affect you. Because other street name holders may hold through your broker, custodian or agent, you may have no way of knowing whether you will be entitled to retain your shares of Common Stock until you have communicated with your broker, custodian or agent.

Beneficial owners of shares of the common stock. Crossing the threshold of 500 record shareholders is not difficult given the general rules the Securities and Exchange Commission (“SEC”) uses to count the number of record shareholders a company has. For example, if a husband and wife jointly own shares of a company, they’re counted as only one record holder with regard to those shares. However, if they each individually own shares in addition to those held jointly, they will be counted as three separate shareholders. In addition, if either the husband or wife were to also hold shares in a trust for the benefit of a child, those shares would be deemed to be held by yet another shareholder of record. Consequently, one individual can count as multiple record holders, which can cause the Company to have record ownership far in excess of actual beneficial ownership. Importantly, if you and/or any member of your immediate family hold shares of the Company in multiple accounts, as demonstrated by the above examples, the determination as to whether or not you or your family members will continue to hold your Common Shares following the proposed transaction will be made separately for each such account. Using the example provided above, if a husband and wife jointly hold 999 shares of the Company’s Common Stock, and the husband and wife also each hold 750 shares of the Company’s Common Stock in their individual names, all three accounts would have the option to receive either the per share cash consideration of $9.10 or new shares of the Series A Preferred Stock upon the completion of the proposed transaction. This is the case even though the husband and wife collectively hold in excess of 1,000 Common Shares.

Certain shares acquired between the Record Date and the effective time of the Merger. In order to prevent transactions in the Common Stock that occur between the Record Date and the effective time of the Merger from interfering with the going private transaction, the Merger Agreement provides that certain shares acquired after the Record Date and held of record as of the effective time of the Merger will also be converted to Series A Preferred Stock in the Merger transaction. Specifically, if during the period between the Record Date and the effective time of the Merger, a First Tier Record Holder or a Second Tier Record Holder acquires by purchase, gift, bequest, or otherwise, any additional shares of Common Stock which are owned of record by such shareholder as of the effective time, each such additional share shall be converted into the right to receive one share of Series A Preferred Stock. Similarly, each share of Common Stock owned of record by a shareholder of record as of the effective time, who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares, will be converted into the right to receive shares of Series A Preferred Stock on a share for share basis. Shares of Common Stock that are acquired after the Record Date that are owned in street name will not be effected by these provisions, and will remain outstanding after the effective time of the Merger.

Determination Of The Terms Of The Merger

The structure and terms of the Merger were determined by the Board of Directors. Because ABI Merger Sub is an affiliated company, the terms of the Merger cannot be considered the result of arm’s-length negotiations between unrelated parties. Consequently, the Board retained Danielson Capital, LLC, an independent financial advisor experienced in the financial analysis and valuation of financial institutions, to value the Company’s Common Stock. The consideration to be paid for the Common Stock under the Merger was determined by the Board of Directors. In making this determination, the Board of Directors relied upon a report on the valuation of the Company’s Common Stock and the opinion on the fairness of the consideration to be received by shareholders owning fewer than 1,000 Common Shares in connection with the Merger, each of which was delivered by Danielson Capital, LLC.

Interests Of Certain Persons In The Merger

The officers and directors of American Bank Incorporated and the Bank who are also shareholders will participate in the Merger in the same manner and to the same extent as all of the other shareholders of American Bank Incorporated. See “-- Financial fairness.” However, to our knowledge, no directors or executive officers will receive cash or Series A Preferred Stock in the Merger, since none of the directors and the executive officers will

53

hold of record fewer than 1,000 shares as of the Record Date, except for a de minimus number of shares owned by Director Spiro. Our directors and executive officers will, therefore, retain their shares of Common Stock in the Merger. Additionally, if the Merger is completed, the respective ownership percentages of each of the directors and the executive officers will increase, as will the ownership interests of any other shareholder who retains his or her shares. As a result of the Merger, the collective ownership interest of the directors and executive officers will increase from approximately 70.0% to approximately 72.2%. See “Voting Securities and Principal Holders Thereof.”

Except as set forth in the immediately preceding paragraph, the executive officers and directors of American Bank Incorporated are not aware of any other benefits or additional compensation in connection with this transaction that will not be shared by the company’s unaffiliated shareholders generally. The proposed transaction does not constitute a “change of control” for purposes of any existing employment agreement with the executive officers of American Bank Incorporated. American Bank Incorporated has not and does not anticipate entering into any new employment or other compensation agreements with its executive officers as a result of the proposed transaction. We understand that all of the directors of American Bank Incorporated and the Bank and all of the executive officers intend at this time to vote their shares in favor of the proposal to approve and adopt the Merger and the Merger Agreement.

Past Contacts, Transactions, Negotiations And Agreements

During the past two years, neither the Company nor ABI Merger Sub has engaged in significant transactions with each other or with any of their affiliates, executive officers or directors, except as disclosed herein under the caption “—Transactions with Certain Related Persons.” Nor has either entity engaged in negotiations regarding such types of transactions with the other. The concept of “significant transactions” includes any transaction or series of similar transactions with an aggregate value in excess of $60,000. Except with respect to the present transaction, there are no agreements between the Company, ABI Merger Sub or the Company’s executive officers and directors and any other person with respect to any shares of Common Stock, except as relates to shares held in the Bank’s ESOP for eligible employees of the Bank and the American Bank Incorporated Stock Option Plan.

Directors and officers of the Company and their associates are customers of and have had transactions with American Bank in the ordinary course of business. All loans and commitments included in such transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. Of the shares of Common Stock owned by Mark Jaindl, the Company’s Chairman, President and Chief Executive Officer, 1,873,596 shares are pledged as security for loans.

The Company is not aware of any arrangements that may result in a change in control of the Company. Presently, neither the Company nor the Bank has any plans, proposals or negotiations that relate to or would result in: (i) any purchase, sale or transfer of a material amount of the assets of the Company or any of its subsidiaries; (ii) any material change in the present dividend rate or policy, or indebtedness or capitalization of the Company; (iii) any change in the present Board of Directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board or to change any material term of the employment contract of any executive officer; or (iv) any other material change in the Company’s corporate structure or business.

Neither the Company nor ABI Merger Sub has made an underwritten public offering of securities for cash during the past three years that was either registered under the Securities Act of 1933 or was exempt from registration under Regulation A thereof.

Source Of Funds And Expenses

Assuming the repurchase of all shares held by holders of fewer than 1,000 Common Shares, the Company will repurchase approximately 180,000 of its Common Shares. This would result in an aggregate purchase price of approximately $1.65 million. Importantly, this also assumes no shareholders exercise dissenters’ rights of appraisal in connection with the transaction as otherwise discussed herein. The Company may limit the amount of cash payable in the transaction to an amount no less than $1,650,000, which would enable all record shareholders owning

54

less than 1,000 shares as of February 8, 2007 to receive $9.10 in cash. The Board of Directors has reserved the express right to terminate this transaction in the event that, among other things, 5% or more of the outstanding shares of Common Stock exercise their dissenter’s appraisal rights. In this regard, the Board believes that the transaction is not intended for the purpose of cashing out large blocks of Common Stock.

Purchases of stock will be funded with the Company’s cash and other liquid assets. We do not anticipate borrowing any funds to purchase shares in connection with the Merger. We do not believe the completion of the Merger will have any material affect on our financial condition or results of operations. We will continue to meet all applicable regulatory capital requirements following the Merger.

Fees and Expenses of the Merger

American Bank Incorporated will pay all of the expenses related to the Merger. We estimate that these expenses will be as follows:

SEC Filing Fees	$7,500
Legal Fees and Expenses	$50,000
Accounting Fees and Expenses	$5,000
Financial Advisory / Valuation Fees	$16,000
Printing, Solicitation and Mailing Costs	$18,000
Transfer Agent Fees	$9,000
Maintenance	$10,000

Total	$115,500

Effective Time Of The Merger

We are working to complete the Merger during the second quarter of 2007 so that we will terminate our registration with the SEC prior to the completion of that quarter. However, we cannot guarantee that the Merger will be effective by the end of the second quarter of 2007.

The effective time of the Merger will occur (i) at the time of the filing with and acceptance for recording of the Articles of Merger with the Pennsylvania Department of State, or (ii) at such time as we specify in the Articles of Merger. The Articles of Merger will be filed as soon as practicable after the requisite approval of the Merger proposal by the shareholders at the annual meeting is obtained and the other conditions precedent to the consummation of the Merger have been satisfied. We cannot assure you that all conditions to the Merger contained in the Merger Agreement will be satisfied. See “Conditions to Consummation of the Merger.”

Election To Receive Cash Or Series A Preferred Shares

Shareholders owning more than 100 but fewer than 1,000 Common Shares as of the Record Date (the “Electing Holders”) have the choice of electing to receive as to the shares held of record on the Record Date: (1) the Cash Consideration for each share of Common Stock Held; or (2) one share of Series A Preferred Stock for each share of Common Stock held. The proxy card provided with this proxy statement includes a place for these shareholders to make the appropriate election. Electing Holders must indicate their election in the designated area provided on the proxy card.

If you fail to return the enclosed proxy card or if you return the card but fail to specify any election on the proxy card, you will be deemed to have elected to receive Cash Consideration in exchange for your Common Stock. All elections must be received by the Company prior to the date of the annual meeting of shareholders. You may change a previously submitted election by completing a new proxy card and sending it to the Company, but your revised election must be received prior to the date of the annual meeting of shareholders.

All such shareholders will be entitled to receive the amount of Cash Consideration and/or Series A Preferred Stock so elected upon the consummation of the proposed transactions, subject to the limitations discussed below. The Company will limit the amount of cash payable in the transaction to an amount no less than $1,650,000. See “—Structure of the Merger – Shares held by shareholders of record owning more than 100 but fewer than 1,000

55

shares as of the Record Date” on page 51 herein for additional information regarding election procedures, and election priorities in the event shareholders in the aggregate elect to receive more than this cash limit.

NONE OF THE SHARES OF SERIES A PREFERRED STOCK OFFERED IN CONNECTION WITH THE TRANSACTION PROPOSED BY THIS PROXY STATEMENT ARE DEPOSITS OR ACCOUNTS. THEY ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

Conversion And Exchange Of Stock Certificates

At the effective time of the Merger, all shares of Common Stock owned of record by each shareholder who held 100 or fewer Common Shares as of the Record Date will automatically be converted into the right to receive the per share Cash Consideration. The shares of Common Stock owned by each record holder who held more than 100 but fewer than 1,000 Common Shares as of the Record Date will automatically be converted into the right to receive at the election of the shareholder, either the per share Cash Consideration, or shares of Series A Preferred Stock. The shares of Common Stock acquired during the period between the Record Date and the effective time of the Merger by a First Tier Record Holder or a Second Tier Record Holder, which are owned of record by such shareholder as of the effective time, will automatically be converted into the right to receive shares of Series A Preferred Stock on a share for share basis. Likewise, the shares of Common Stock owned of record by a shareholder of record as of the effective time, who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares, will be automatically converted into the right to receive shares of Series A Preferred Stock on a share for share basis. As soon as practicable after the Merger is completed, each shareholder who held fewer than 1,000 Common Shares as of the Record Date, or who otherwise has their shares of Common Stock converted into shares of Series A Preferred Stock under the Merger Agreement, will receive a letter of transmittal and instructions for surrendering their stock certificates in exchange for either the Cash Consideration or shares of Series A Preferred Stock. When these shareholders deliver their stock certificates to our designated agent along with the letter of transmittal and any other required documents, their stock certificates will be retired, and they will be issued a check in the amount of their respective aggregate Cash Consideration or a new stock certificate representing the appropriate number of Series A Preferred Shares.

No service or brokerage charges will be payable by shareholders in connection with the exchange of their Common Shares. All such expenses will be borne by American Bank Incorporated. Shareholders who elected to receive shares of Series A Preferred Stock will be entitled to all distributions that are declared on Series A Preferred Stock after the Merger is completed, but no such shareholder will receive any such distribution until his or her Common Shares have been surrendered as described in the preceding paragraph. Except as otherwise herein provided, no shareholder will be entitled to any distributions that are declared after the Merger is completed on any shares of Common Stock that are converted into either cash or shares of Series A Preferred Stock as a result of the Merger. All shareholders will be entitled to distributions on his or her Common Stock declared prior to the date on which the Merger is completed, even if it is not paid until after the Merger is completed provided he or she held the Common Stock on the date of record for such distribution. PLEASE DO NOT SURRENDER YOUR STOCK CERTIFICATES UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

Conditions To Consummation Of The Merger

The Boards of Directors of American Bank Incorporated and ABI Merger Sub have approved the Merger Agreement and authorized the consummation of the Merger. The completion of the Merger depends upon a number of events, including:

•

the approval of the Merger and the Merger Agreement by the shareholders of American Bank Incorporated;

•

the approval of the amendment to the Company’s Articles of Incorporation by the shareholders of American Bank Incorporated authorizing the Series A Preferred Stock;

•

the approval of the Merger and the Merger Agreement by American Bank Incorporated as the sole shareholder of ABI Merger Sub;

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•

the filing of Certificate of Amendment and Articles of Merger, or other appropriate documents, with the Pennsylvania Department of State; and

•

the receipt of all regulatory approvals, if any.

Amendment Or Termination Of The Merger Agreement

The Merger Agreement may be amended by mutual written agreement of our Board of Directors and Board of Directors of ABI Merger Sub, generally without the necessity of further action by you. No specific amendment provision with respect to the Merger Agreement is presently contemplated. However, if there is any material amendment to the Merger Agreement before the annual meeting, we will notify you and provide you with information relating to the amendments prior to the meeting. Your approval would be required for any modification or amendment that:

•

changes the amount or kind of consideration that you will receive for your shares of Common Stock;

•

changes any provision of American Bank Incorporated’s Articles of Incorporation not otherwise discussed in this proxy statement; or

•

changes any of the terms of the Merger Agreement, if the change would adversely affect your rights as a shareholder.

The Merger Agreement may be terminated by the Board of Directors of American Bank Incorporated or ABI Merger Sub at any time before the filing of Articles of Merger with the Pennsylvania Department of State. At this time, the parties have no intention of terminating the Merger Agreement. However, the Board of Directors has reserved the express right to terminate this transaction in the event 5% or more of the outstanding shares of Common Stock exercise their dissenter’s appraisal rights. In this regard, the Board believes that the transaction is not intended for the purpose of cashing out large blocks of Common Stock.

Regulatory Requirements

Except for the filing of the Articles of Merger, or other appropriate documentation, with the Pennsylvania Department of State upon the approval of the Merger by the American Bank Incorporated shareholders, and compliance with federal and state securities laws, we are not aware of any material United States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the Merger.

Rights Of Dissenting Shareholders

You have the right to dissent from the merger agreement and obtain the “fair value” of your shares in cash as determined by an appraisal process in accordance with the procedures under Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law of 1988. A summary of the rights of dissenting shareholders follows. The summary is qualified in its entirety by reference to Appendix B, which sets forth the applicable dissenters’ rights provisions of Pennsylvania law. If you are considering exercising your dissenters’ rights, you should read carefully the summary below and the full text of the law set forth in Appendix B. You are also encouraged to consult with your own legal advisor as to your appraisal rights under Pennsylvania law. Failure to strictly comply with these procedures may result in the loss of these appraisal rights.

Fair Value

In the discussion of dissenters’ rights, the term “fair value” means the value of a share of American Bank Incorporated Common Stock immediately before the day of the effective date of the merger, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the transaction.

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Timing of Notice Requirement

American Bank Incorporated shareholders must send any written notice or demand required in order to exercise your dissenters’ rights to Sandra A. Berg, Secretary, American Bank Incorporated, 4029 West Tilghman Street, Allentown, PA 18104.

Notice of Intention to Dissent

If you wish to dissent from the Merger, you must do the following:

•

File a written notice of intent to dissent with American Bank Incorporated prior to the shareholder vote at the American Bank Incorporated annual meeting of shareholders;

•

Make no change in your beneficial ownership of American Bank Incorporated Common Stock after you give notice of your intention to demand fair value of your shares of American Bank Incorporated Common Stock; and

•

Not vote in favor of the Merger Agreement at the annual meeting.

Simply providing a proxy against or voting against the proposed merger at the annual meeting of shareholders will not constitute notice of your intention to dissent.

Notice to Demand Payment

If the Merger is approved and adopted by the required vote of American Bank Incorporated shareholders, American Bank Incorporated will mail a notice to all American Bank Incorporated shareholders who gave notice of their intention to demand payment of the fair value of their shares and who did not vote for approval of the Merger Agreement. The notice will state where and when you must deliver a written demand for payment and where you must deposit your certificates of American Bank Incorporated Common Stock in order to obtain payment. The notice will include a form for demanding payment and a copy of the relevant provisions of Pennsylvania law. The time set for receipt of the demand for payment and deposit of stock certificates will be not less than 30 days from the date of mailing of the notice.

Failure to Comply With Required Steps to Dissent

You must take each step in the indicated order and in strict compliance with Pennsylvania law in order to maintain your dissenters’ rights. If you fail to follow these steps, you will lose the right to dissent.

Payment of Fair Value of Shares

Promptly after the effective date of the Merger, or upon timely receipt of demand for payment if the closing of the Merger has already taken place, American Bank Incorporated will send dissenting shareholders, who have deposited their stock certificates, the amount that American Bank Incorporated estimates to be the fair value of the American Bank Incorporated Common Stock. The remittance or notice will be accompanied by:

•

A closing balance sheet and statement of income of American Bank Incorporated for the fiscal year ending not more than 16 months before the date of remittance or notice, together with the latest available interim financial statements;

•

A statement of American Bank Incorporated’s estimate of the fair value of American Bank Incorporated Common Stock; and

•

A notice of the right of the dissenting shareholder to demand supplemental payment, accompanied by a copy of the relevant provisions of Pennsylvania law.

Estimate by Dissenting Shareholder of Fair Value of Shares

If a dissenting shareholder believes that the amount stated or remitted by American Bank Incorporated is less than the fair value of the American Bank Incorporated Common Stock, the dissenting shareholder must send his

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or her estimate of the fair value (deemed a demand for the deficiency) of the American Bank Incorporated Common Stock to American Bank Incorporated within 30 days after American Bank Incorporated mails its remittance. If the dissenting shareholder does not file its estimate of fair value within 30 days after the mailing by American Bank Incorporated of its remittance, the dissenting shareholder will be entitled to no more than the amount remitted by American Bank Incorporated.

Valuation Proceedings

If any demands for payment remain unsettled within 60 days after the latest to occur of:

•

The effective date of the Merger;

•

Timely receipt by American Bank Incorporated of any demands for payment; or

•

Timely receipt by American Bank Incorporated of any estimates by dissenters of the fair value,

then, American Bank Incorporated may file an application, in the Court of Common Pleas of Lehigh County, requesting that the court determine the fair value of the American Bank Incorporated Common Stock. If this happens, all dissenting shareholders, no matter where they reside, whose demands have not been settled, will become parties to the proceeding. In addition, a copy of the application will be delivered to each dissenting shareholder.

If American Bank Incorporated were to fail to file the application, then any dissenting shareholder, on behalf of all dissenting shareholders who have made a demand and who have not settled their claim against American Bank Incorporated, may file an application in the name of American Bank Incorporated at any time within the 30 day period after the expiration of the 60 day period and request that the Lehigh County Court of Common Pleas determine the fair value of the shares. The fair value determined by the Lehigh County Court of Common Pleas may, but need not, equal the dissenting shareholders’ estimates of fair value. If no dissenter files an application, then each dissenting shareholder entitled to do so shall be paid no more than American Bank Incorporated’s estimate of the fair value of the American Bank Incorporated Common Stock, and may bring an action to recover any amount not previously remitted, plus interest at a rate the Lehigh County Court of Common Pleas finds fair and equitable.

Cost and Expenses

The costs and expenses of any valuation proceedings performed by the Lehigh County Court of Common Pleas, including the reasonable compensation and expenses of any appraiser appointed by such court to recommend a decision on the issue of fair value, will be determined by such court and assessed against American Bank Incorporated, except that any part of the costs and expenses may be apportioned and assessed by such court against any or all of the dissenting shareholders who are parties and whose action in demanding supplemental payment is dilatory, obdurate, arbitrary, vexatious or in bad faith, in the opinion of such court.

American Bank Incorporated shareholders wishing to exercise their dissenters’ rights should consult their own counsel to ensure that they fully and properly comply with applicable requirements.

Shares Held of Record and Shares Held in Street Name

As a general matter, a record holder must assert dissenters’ rights as to all shares registered in his name. However, a record holder who holds shares on behalf of one or more beneficial owners, such as a broker or other nominee, may assert dissenters’ rights as to fewer shares than all of the shares registered in his name, only if he dissents with respect to all shares owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, the shares as to which dissenters’ rights are asserted shall be treated as if registered in the names of different shareholders. A beneficial owner may not assert dissenters’ rights with respect to some but not less than all shares owned, including shares owned of record.

If you hold your shares of Company Common Stock in a brokerage account or in other nominee form and you wish to exercise dissenters’ rights, you should consult with your broker or such other nominee to determine the appropriate procedures to follow.

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Termination Of Securities Exchange Act Registration

American Bank Incorporated’s Common Stock is currently registered under the Securities Exchange Act. We will be permitted to terminate our registration if there are fewer than 300 record holders of outstanding shares of American Bank Incorporated Common Stock. Upon the completion of the Merger, American Bank Incorporated will have approximately 275 record holders of its Common Stock, which is currently registered under Section 12(g) of the Securities Exchange Act of 1934 Act. We intend to apply for termination of the registration of American Bank Incorporated’s Common Stock under the Securities Exchange Act as promptly as possible after the effective time of the Merger. American Bank Incorporated Common Stock is currently traded on the Nasdaq Capital Market. Following the termination of the registration of the Company’s Common Stock under the Act, it is expected that the Common Stock will trade on the OTC Bulletin Board. Once the registration of our Common Stock is terminated, it will not need to be re-registered under Section 12(g) of the Act until such time as the Company again exceeds 500 record holders of its Common Shares.

Termination of registration under the Act will substantially reduce the information required to be furnished by the Company to its shareholders and to the Securities and Exchange Commission and would make some of the provisions of the Securities Exchange Act, such as the short-swing profit provisions of Section 16, the requirement of furnishing a proxy or information statement in connection with shareholder meetings under Section 14(a) and the requirements of Rule 13e-3 regarding “going private” transactions, no longer applicable to the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE MERGER AGREEMENT PURSUANT TO WHICH ABI MERGER SUB, INC. WILL MERGE WITH AND INTO AMERICAN BANK INCORPORATED.

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PROPOSAL II - AMENDMENT TO ARTICLES OF INCORPORATION

The Board is proposing to amend the Company’s Articles of Incorporation to authorize the issuance of 500,000 shares of Series A Preferred Stock. The newly authorized Series A Preferred Stock will be issued in connection with the Merger transaction to shareholders owning more than 100 but fewer than 1,000 Common Shares as of the Record Date who elect to receive the new Series A Preferred Shares. The number of Series A Preferred Shares that the Company would issue in the event every shareholder owning more than 100 but less than 1,000 Common Shares elected to receive shares of Series A Preferred Stock, as opposed to the Cash Consideration, is approximately 180,000 shares. The Merger transaction is discussed more thoroughly in Proposal I above. Below is a description of the terms of the proposed Series A Preferred Stock, followed by a description of the terms of the Company’s Commons Stock.

Series A Preferred Stock

Term

The Series A Preferred Stock is perpetual and does not have a maturity date.

Voting Rights

Holders of Series A Preferred Stock will not be entitled to vote on any matter except (i) as otherwise required by law or (ii) upon any merger, acquisition of all or substantially all of the capital stock or assets of the Company, or other business combination involving the Company, in which the holders of Common Stock are entitled to vote. Under current Pennsylvania law, the holders of the outstanding shares of a class or series of shares are entitled to vote as a class on a proposed amendment to the articles of incorporation, regardless of any limitations contained in the articles or bylaws, in certain circumstances, e.g., if the amendment would authorize the Board of Directors to fix and determine the relative rights and preferences, as between series, of any preferred class, or make any adverse changes in the preferences, limitations or rights of the shares of a class of series, or authorize a new class or series shares of having a preference as to dividends or assets which is senior to the shares of a class or series. Statutory voting rights are also granted under certain circumstances where a company adopts an amendment to the articles or a plan of dissolution that sets forth a provision for special treatment of the holders of a class or series.

Dividend Rights

The holders of shares of Series A Preferred Stock shall be entitled to a preference in the distribution of dividends, when and as declared by the Board of Directors, and shall receive such dividends prior to the payment of any dividends to the holders of the Common Stock and in the same per share amount as paid to holders of Common Stock. The shares of Series A Preferred Stock shall be non-cumulative with respect to dividends.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Company, before any distribution or payment is made to the holders of Common Shares, or any other junior security, the holders of Series A Preferred Stock, or any other series on parity with the Series A, will be entitled to be paid in full (on a per share basis) the greater of the net tangible book value of the shares of Common Stock determined under generally accepted accounting principals assuming for this purpose that all outstanding shares of Series A Preferred Stock are first converted into shares of Common Stock on a share for share basis; the amount paid per share to the holders of Common Stock; or the sum of $5.72 per share. To the extent such payments are made in full to the holders of the Series A Preferred, and any other shares on parity, the remaining assets and funds of the Company will be distributed among the holders of all junior securities, including Common Shares, according to their respective rights and preferences. If upon liquidation, dissolution or winding up, the amounts so payable are not paid in full to the holders of all outstanding shares of Series A Preferred Stock, and all other shares on a parity with the Series A Preferred Stock, then the holders of Series A Preferred Stock and all other shares on a parity with the Series A Preferred Stock, will share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled.

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Redemption Rights

The shares of Series A Preferred Stock have no redemption rights.

Callability

The Series A Preferred Stock shall be callable in the aggregate at the exclusive option of the Company upon written notice to the holders thereof any time after the fifth (5th) anniversary following the date of issuance. If the shares of Series A Preferred are called by the Company, the holders thereof shall have their shares converted into shares of Common Stock, on the basis of one share of Common Stock for each share of Series A Preferred Stock.

Conversion Right

Upon a change in control, each share of Series A Preferred Stock will automatically be converted to Common Stock on a one share for one share basis. A change of control event is defined to include any of the following:

•

A purchase or other acquisition by any person, entity or group of persons, which results in the beneficial ownership of such person, entity or group of persons equaling 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, subject to limited exceptions including any acquisition or further acquisition by any person, entity or group of persons who owned as of the date of adoption of the Articles of Amendment by the Board of Directors of the Company, more than 25% of the issued and outstanding shares of Common Stock of the Company;

•

A merger, reorganization or consolidation to which the Company is a party, or a sale or other disposition of all or substantially all of the assets of the Company, excluding any transaction pursuant to which (x) persons who were security holders of the Company immediately prior to such transaction own immediately thereafter more than 50 percent of the combined voting power of the surviving company and (y) individuals who constitute the incumbent Board of the Company will immediately after the consummation of the transaction constitute at least a majority of the members of the Board of the surviving company; or

•

Approval by the security-holders of the Company of a plan of complete liquidation or dissolution of the Company.

Preemptive Rights

The holders of Series A Preferred Stock have no preemptive right to acquire additional shares of Series A Preferred Stock, or any other series of Preferred Stock or any shares of Common Stock, which may, from time to time, be authorized and issued by the Company.

Antidilution Adjustments

If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, consolidation, liquidation, reclassification, recapitalization, stock split, combination of shares, or stock dividend, appropriate adjustment shall be made by the Board of Directors of the Corporation in the number, and relative terms, of the shares of Series A Preferred Stock.

Transfer Rights

A holder of Series A Preferred Stock may freely transfer the ownership of his or her shares, whether by sale, gift, bequest or otherwise.

Common Stock

Authorized Shares. We are authorized to issue 15,000,000 shares of Common Stock, par value $0.10 per share.

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Dividends. Holders of Common Stock are entitled to receive dividends, if any, as may be declared by the Board of Directors out of legally available funds subject to the payment of any preferential dividend to the holders of preferred stock, if any.

Voting Rights. The holders of the Common Stock currently possess exclusive voting rights in the American Bank Incorporated, and the voting rights of all of the shares of Common Stock are identical. Holders of Common Stock do not have cumulative voting rights. Holders of Common Stock are entitled to one vote for each share held.

Preemptive Rights. Holders of Common Stock have no preemptive rights.

Liquidation. In the event of our liquidation, dissolution or winding up, holders of Common Stock are entitled to share ratably in the assets available for distribution after payment or provision for payment of our debts and other liabilities, subject to the rights of any series of preferred stock, if any, then outstanding. If we issue preferred stock, the holders thereof may also have priority over the holders of the Common Stock in the event of liquidation or dilution.

Anti-Takeover Measures Currently In Place

A number of provisions of our Articles of Incorporation and Bylaws deal with matters of corporate governance and certain rights of stockholders. The following discussion is a general summary of certain of these provisions and certain other statutory and regulatory provisions relating to stock ownership and transfers, and business combinations. Some of these provisions may be deemed to have potential anti-takeover effects in that they may have the effect of discouraging a future takeover attempt or change of control which is not approved by the Board of Directors but which a majority of individual stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over then current market prices. As a result, stockholders who desire to participate in such a transaction may not have an opportunity to do so. These provisions will also render the removal of the current Board of Directors or management more difficult.

Issuance of Capital Stock. The Articles of Incorporation authorize the issuance of 15,000,000 shares of Common Stock, par value $0.10 per share, and 5,000,000 shares of preferred stock, par value $0.10 per share. We have adopted no plan or agreement to issue additional shares of stock at this time, other than in the Merger transaction. If additional authorized but unissued shares of Common Stock are issued in the future, the percentage ownership interests of existing stockholders would be reduced and, depending on the terms pursuant to which new shares are issued, the book value and earnings per share of outstanding Common Stock might be diluted. Moreover, additional share issuances could be construed as having an anti-takeover effect. The ability to issue additional shares gives management greater flexibility in financing corporate operations.

Special Meetings of Shareholders. Our Bylaws provide that special meetings of stockholders may be called only (i) by the Chairman of the Board of Directors, (ii) by the Board of Directors, pursuant to a resolution approved by the affirmative vote of a majority of directors then in office, or (iii) by two or more shareholders owning at least 30% of the outstanding Common Stock of American Bank Incorporated.

Cumulative Voting. Our Articles of Incorporation do not provide for cumulative voting. The absence of cumulative voting rights means that the holders of a majority of the shares voted at a meeting of stockholders may elect all directors of American Bank Incorporated, thereby precluding minority stockholder representation on the Board of Directors.

Number and Term of Directors; Classified Board of Directors. Our Bylaws provide that the Board of Directors shall consist of between five and 15 members, the exact number to be determined by the Board of Directors. Our Board of Directors has set the number of directors at seven (7) persons. Although we have no present intention of reducing its number of directors below its present number of members, the Board of Directors believes that the ability to reduce the number of directors results in greater flexibility in the event of vacancies on the current Board.

Our Bylaws provide for a classified board of directors, consisting of three classes of directors, each serving for a three-year term, with the term of each class of directors ending in successive years.

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Amendments to our Bylaws. Our Articles of Incorporation provide that the affirmative vote of at least 70% of the outstanding shares of capital stock then eligible to vote is required for the adoption of any shareholder proposal to amend the Bylaws, where the Board of Directors has not previously approved the proposed amendment. This provision could make shareholder proposals to amend the Bylaws more difficult to adopt, since the holders of more than 30% of stock then eligible to vote, which could include directors and officers, would have a veto power over any changes to our Bylaws.

Presentation of Nominations for Director at Meetings of Shareholders. Our Bylaws provide that any shareholder entitled to vote generally in an election of directors may nominate one or more persons for election as directors at a meeting. For nominations to be properly brought before an annual meeting, written notice of such shareholder’s intent must be given not later than 90 days prior to the anniversary date of the mailing of the proxy statement relating to the prior year’s annual meeting. Our Bylaws specify further procedural and informational requirements that must be satisfied for notice to be properly given.

Dividend Policy

It is currently the informal policy of the Company to declare and pay dividends on a quarterly basis. Future dividend payments may be made at the discretion of American Bank Incorporated’s Board of Directors upon consideration of factors such as operating results, financial condition, statutory and regulatory restrictions, tax consequences, and other relevant factors. Holders of Common Stock are entitled to share pro rata in the distribution of dividends when and as declared by the Board of Directors from funds legally available for such purpose. Upon the amendment to the Company’s Articles of Incorporation as described under this Proposal II, holders of the Series A Preferred Stock will be entitled to a dividend preference which will allow them to receive their dividends prior to any dividend payments to holders of Common Stock. Dividends paid to holders of Series A Preferred Stock shall be at least equal to the amount, on a per share basis, as dividends paid to holders of Common Stock.

The ability of the Company to obtain funds for the payment of dividends and for other cash requirements will be largely dependent on the amount of dividends which may be declared by its banking subsidiary. Various U.S. federal statutory provisions limit the amount of dividends the Company’s banking subsidiaries can pay to the Company without regulatory approval. Under Pennsylvania law, American Bank may pay dividends only out of accumulated net earnings and may not declare or pay any dividend requiring a reduction of our statutorily required surplus. As previously discussed, state and Federal regulatory authorities have adopted standards for the maintenance of adequate levels of capital by banks. Adherence to such standards further limits our ability to pay dividends. In addition, our regulators have authority to prohibit us from engaging in an unsafe or unsound practice in conducting our business. The payment of dividends, depending upon our financial condition, could be deemed to constitute such an unsafe or unsound practice.

While the Company has had a relatively stable history of both earnings and quarterly dividend distributions to shareholders, the company cannot guarantee that it will be able to continue the payment of such dividends in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE NEW CLASS OF PREFERRED STOCK.

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PROPOSAL III – ELECTION OF DIRECTORS

The Board of Directors consists of seven members. Our bylaws provide that approximately one-third of the directors are elected annually. Our directors are generally elected to serve for a three-year period and until their respective successors are elected. Two directors will be elected at the annual meeting to serve for a three-year term and until their respective successors are elected. The Board of Directors has nominated Phillip S. Schwartz and Martin F. Spiro to serve as directors for a three-year term. Each individual is currently a member of the Board of Directors.

The table below sets forth certain information, as of [Record Date], regarding members of our Board of Directors and executive officers. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the annual meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

Name	Positions(s) Held With American Bank Incorporated or American Bank	Age	Director Since(1)	Current Term Expires	Shares Beneficially Owned(2)		Percent of Class
	NOMINEES
Phillip S. Schwartz	Director	61	1996	2007	286,615	(4)	4.8%
Martin F. Spiro	Director	73	1996	2007	493,777	(5)	8.2%
	OTHER BOARD MEMBERS
John F. Eureyecko	Director	52	2005	2009	20,768		*
John W. Galuchie, Jr.	Director	54	2005	2009	12,000		*
Donald J. Whiting, Jr.	Director	47	2005	2009	50,000		*
Mark W. Jaindl	Chairman,	47	1996	2008	4,047,407	(3)	60.6%
	President and CEO
Michael D. Molewski	Director	44	2005	2008	11,928		*
	EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Harry C. Birkhimer	Treasurer, Senior Vice	58	n/a	n/a	20,060	(6)	*
	President and
	Chief Financial Officer
Sandra A. Berg	Secretary, Senior Vice	50	n/a	n/a	20,164	(7)	*
	President and
	Chief Operating Officer
Chris J. Persichetti	Senior Vice President	44	n/a	n/a	24,432	(8)	*
	and Chief Lending Officer
Robert W. Turner	Senior Vice President	45	n/a	n/a	8,044	(9)	*
	and Chief Technology Officer
All directors and executive officers as a group (11 persons)					4,995,195		71.0%

———————

*

Less than 1%.

(1)

Reflects initial appointment to the Board of Directors of American Bank Incorporated or American Bank.

(2)

Includes shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares as to which the individual has or shares voting or investment power, and shares that an individual may purchase under stock option(s) or acquire by the conversion of trust preferred securities exercisable or convertible within 60 days of the record date.

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(3)

Includes 124,750 shares that can be acquired pursuant to the exercise of options, 107,185 shares that can be acquired pursuant to the conversion of trust preferred securities and 7,669 shares that can be acquired pursuant to the Senior Executive Retirement Plan. Also includes 415,000 shares that can be acquired pursuant to the conversion of trust preferred securities held by Jaindl Associates LP, of which Mr. Jaindl is the general partner. Also includes 978,606 shares held by the Estate of Frederick J. Jaindl, of which Mark W. Jaindl is a Co-Executor, and 3,923 shares that can be acquired pursuant to the conversion of trust preferred securities held by the Estate of Frederick J. Jaindl. Also includes 135,655 shares as to which Mark W. Jaindl is a trustee, and 28,821 shares that can be acquired pursuant to the conversion of trust preferred securities as to which Mark W. Jaindl is a trustee. Includes 1,873,596 shares pledged as security for loans.

(4)

Includes 19,000 shares that can be acquired pursuant to the conversion of trust preferred securities.

(5)

Includes 65,000 shares that can be acquired pursuant to the conversion of trust preferred securities.

(6)

Includes 9,500 shares that can be acquired pursuant to the exercise of options and 2,389 shares that can be acquired pursuant to the Senior Executive Retirement Plan.

(7)

Includes 16,750 shares that can be acquired pursuant to the exercise of options and 2,389 shares that can be acquired pursuant to the Senior Executive Retirement Plan.

(8)

Includes 17,088 shares that can be acquired pursuant to the exercise of options and 4,959 shares that can be acquired pursuant to the Senior Executive Retirement Plan.

(9)

Includes 5,500 shares that can be acquired pursuant to the exercise of options and 2,389 shares that can be acquired pursuant to the Senior Executive Retirement Plan.

Directors and Executive Officers

The business experience for the past five years for each of American Bank Incorporated’s directors and executive officers is as follows:

Mark W. Jaindl. Mr. Jaindl has served as the Chairman of the Board of American Bank Incorporated and American Bank since April 2004 and President and Chief Executive Officer of American Bank since 1997 and of American Bank Incorporated since its formation in 2001. Mr. Jaindl serves as a Trustee for the Jaindl Foundation, a philanthropic organization benefiting charitable causes in the Lehigh Valley. Mr. Jaindl has been on the Board of Directors of Sageworth Holdings, LLC since November 2003 and its wholly owned subsidiary Sageworth Trust Company since February 2005. Sageworth provides fiduciary, investment and family office services to its clients. Since May 2004, Mr. Jaindl has served as a member of the Board of Commissioners of the Lehigh County Housing Authority, which provides affordable housing programs to over 3,000 families throughout the Lehigh Valley. Mr. Jaindl was a director of Massachusetts Fincorp, Inc. and its wholly owned subsidiary, Massachusetts Co-operative Bank, from May 2000 until August 2002.

John F. Eureyecko. Mr. Eureyecko has served as a director of American Bank Incorporated and American Bank since April 2005. Mr. Eureyecko is President and Chief Executive Officer of Belhaven Capital Group, Inc., Bethlehem, Pennsylvania, which owns and manages commercial and residential real estate properties throughout the Lehigh Valley. From 1991 to 2001, Mr. Eureyecko served in various positions with Piercing Pagoda, Inc. including President and Chief Executive Officer from 1996 through 2001. Mr. Eureyecko serves on the boards of American Home Partners, Inc. and Albarell Electric. Additionally, Mr. Eureyecko serves on the boards of Northampton Community College, Moravian Academy, WLVT-TV39 and is on the Finance Committee of Hillside School and a member of the Bethlehem South Side Vision Task Force.

John W. Galuchie, Jr. Mr. Galuchie has served as a director of American Bank Incorporated and American Bank since April 2005. Mr. Galuchie is the President and Chief Operating Officer of T. R. Winston & Company, LLC, (since 1989) a registered securities broker-dealer located in Bedminster, New Jersey. Prior to August 2003 Mr. Galuchie was also engaged in the following businesses: (i) Kent Financial Services, Inc., as Executive Vice President and Treasurer from September 1986 to August 2003; (ii) Pure World, Inc., a manufacturer and distributor of natural products, as Executive Vice President from April 1998 to October 2001; (iii) Cortech, Inc., a biopharmaceutical company, as President and director from September 1998 to August 2003; and (iv) Gish Biomedical, Inc., a medical device manufacturer, as a director from September 1999 (Chairman from March 2000) until April 2003. Mr. Galuchie also served as Chairman of the Board of General Devices, Inc., a company seeking to redeploy its assets, from September 2000 to October 2005. He has served as Treasurer and a director of the Tennant-In-Common Association, a securities industry trade association, since 2005. Mr. Galuchie is a Certified Public Accountant and has been designated the Audit Committee Financial Expert.

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Michael D. Molewski. Mr. Molewski has served as a director of American Bank Incorporated and American Bank since October 2005. Mr. Molewski is the majority partner of Molewski Financial Partners, Bethlehem, Pennsylvania, where he oversees the strategic planning and directs the Family Consulting Group services of the firm. Mr. Molewski is a graduate of King’s College, Wilkes Barre, Pennsylvania. Mr. Molewski is a Chartered Financial Consultant (ChFC) and Certified Financial Planner (CFP). He is a member of the Association for Advanced Life Underwriting (AALU), the National Association of Insurance and Financial Advisors (NAIFA), and the Estate Planning Council of the Lehigh Valley. Mr. Molewski has served on the boards of King’s College, Northampton Community College Foundation and Lehigh Valley Hospital Major Gifts Committee. Mr. Molewski is a former board member of M Funds Investment Advisory Group, which is a mutual fund company based in Portland, Oregon.

Phillip S. Schwartz. Mr. Schwartz has served as a director of American Bank since 1996 and of American Bank Incorporated since its formation in 2001. Mr. Schwartz has been the President of Schwartz Heating & Plumbing, Inc., which specializes in plumbing installation for new construction, since 1980. He serves on the President’s Council of DeSales University. Mr. Schwartz has been President of P & M Schwartz Corporation, a land development corporation located in Whitehall, Pennsylvania since 1993. He also served on the PNC Bank Regional Board from 1993 until the fall of 1996.

Martin F. Spiro. Mr. Spiro has served as a director of American Bank since 1996 and of American Bank Incorporated since its formation in 2001. Mr. Spiro retired in 1987 from garment manufacturing and currently is an investor in bank and thrift stocks. From 1990 until 1994, Mr. Spiro was a director of VSB Bancorp, Inc. in Closter, New Jersey when it was acquired by UJB Financial. From 1990 until 1992, Mr. Spiro was a director of Flagship Financial Corp. in Jenkintown, Pennsylvania, when it was acquired by PNC Financial.

Donald J. Whiting, Jr. Mr. Whiting has served as a director of American Bank Incorporated and American Bank since October 2005. Mr. Whiting is the President and CEO of Whiting Door Manufacturing Corp, Akron, New York, a manufacturer of doors for trailers, truck bodies and containers. Mr. Whiting is also the president of JRI Acquisition, LLC, which holds stock in a European door manufacturer. Mr. Whiting is a director of JR Industries, a European manufacturer of doors and other components for trucks and trailers. Mr. Whiting is a graduate of Lehigh University, Bethlehem, Pennsylvania. Mr. Whiting served as a member of the Board of Directors of the Bank of Akron, Akron, New York, from 1998 until 2005 where he was the Chairman of the Loan Committee and the Compensation Committee.

Harry C. Birkhimer. Mr. Birkhimer has been employed by American Bank as Senior Vice President and Chief Financial Officer since 1999, and has served as Vice President and Treasurer of American Bank Incorporated since its formation in 2001. He is a Certified Public Accountant. From 1991 to 1998 he was Chief Financial Officer of Indiana First Savings Bank, Indiana, Pennsylvania.

Sandra A. Berg. Ms. Berg has been employed by American Bank since 1997, most recently as Senior Vice President, Chief Operating Officer and Secretary, and serves as Vice President and Secretary of American Bank Incorporated. She has over 25 years of retail banking and branch management experience. From 1990 to 1997, Ms. Berg was employed by PNC Bank, most recently as an Assistant Vice President and Branch Manager.

Chris J. Persichetti. Mr. Persichetti has been employed by American Bank since 1999, most recently as Senior Vice President and Chief Lending Officer. He has over 20 years of banking experience. From 1986 to 1999, Mr. Persichetti was employed by PNC Bank, most recently as a Vice President in the Business Banking Division.

Robert W. Turner. Mr. Turner has been employed by American Bank since 2001, most recently as Senior Vice President and Chief Technology Officer. From 2000 to 2001, Mr. Turner was a Senior Systems Engineer with Guardian Life Insurance Company. From 1995 to 2000, he was a Project Manager in the Construction and Mining Group of Ingersoll-Rand Company.

Board Independence

The Board of Directors has determined that each of American Bank Incorporated’s directors, with the exception of Mr. Jaindl, is “independent” as defined in Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market. In determining the independence of the directors listed above, the Board of Directors reviewed the following transactions, which are not required to be reported under “—Transactions With Certain Related Persons,”

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below. Director Eureyecko is a limited guarantor on a commercial loan from American Bank, and is a co-signor on a residential mortgage loan from American Bank. Director Molewski is a limited guarantor on a commercial line of credit from American Bank to Molewski Financial Partners, of which he is the majority partner. Director Spiro has a secured consumer loan with American Bank. All of these loans were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to American Bank, and did not involve more than the normal risk of collectibility or present other unfavorable features.

Meetings and Committees of the Board of Directors

The business of American Bank Incorporated is conducted at regular and special meetings of the full Board and its standing committees. In addition, the “independent” members of the Board of Directors (as defined in the listing standards of the Nasdaq Stock Market) meet in executive sessions. The standing committees are the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee. During the year ended December 31, 2006, the Board of Directors met at twelve regular meetings. During the year ended December 31, 2006, no member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the board of directors (held during the period for which he has been a director); and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

Executive Committee. The Executive Committee consists of Directors Martin F. Spiro (Chairman), Mark W. Jaindl, John F. Eureyecko and Donald P. Whiting. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of American Bank Incorporated, subject at all times to the direction of the Board of Directors. The Executive Committee did not meet during 2006.

Audit Committee. The Audit Committee consists of Directors John W. Galuchie, Jr. (Chairman), Martin F. Spiro and John F. Eureyecko. Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Mr. Galuchie has been designated as the Audit Committee Financial Expert. Information with respect to Mr. Galuchie’s experience is included in “—Directors and Executive Officers.” The Audit Committee met six times during 2006.

The duties and responsibilities of the Audit Committee include, among other things:

•

retaining, overseeing and evaluating an independent registered public accounting firm to audit the annual financial statements;

•

reviewing the integrity of American Bank Incorporated’s financial reporting processes, both internal and external in consultation with the independent registered public accounting firm and the internal auditor;

•

approving the scope of the audit in advance;

•

reviewing the financial statements and the audit report with management and the independent registered public accounting firm;

•

considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the auditor’s independence;

•

reviewing earnings and financial releases and quarterly reports filed with the SEC;

•

consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•

approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•

reviewing the adequacy of the audit committee charter.

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Compensation Committee. The Compensation Committee consists of Donald J. Whiting (Chairman), John W. Galuchie, Jr. and Michael D. Molewski. Each member of the Compensation Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Compensation Committee, which is available at our website at www.pcbanker.com. The Compensation Committee operates under a written charter most recently approved by the Board on June 20, 2006. The Compensation Committee meets annually to review the performance of the Chief Executive Officer and other executive officers, and approves changes to the base compensation, as well as the level of bonus, if any, to be awarded to such officers. The Compensation Committee meets when needed to review all employment policies and the performance and remuneration of the officers and employees of American Bank Incorporated, and to review and approve all compensation and benefit programs implemented by American Bank Incorporated and all matters relating to pension plan administration. The Compensation Committee met one time during the year ended December 31, 2006.

Nominating Committee. The independent members of the Board of Directors act as the Nominating Committee for American Bank Incorporated. Each member of the Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. Our Board of Directors has adopted a written charter for the Nominating Committee, which is available at our website at www.pcbanker.com. The Nominating Committee met once during the year ended December 31, 2006.

The functions of the Nominating Committee include the following:

•

to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval; and

•

to develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to American Bank Incorporated’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•

has the highest personal and professional ethics and integrity and whose values are compatible with American Bank Incorporated’s;

•

has had experiences and achievements that have given them the ability to exercise and develop good business judgment;

•

is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•

is familiar with the communities in which American Bank Incorporated operates and/or is actively engaged in community activities;

•

is involved in other activities or interests that do not create a conflict with their responsibilities to American Bank Incorporated and its stockholders; and

•

has the capacity and desire to represent the balanced, best interests of the stockholders of American Bank Incorporated as a group, and not primarily a special interest group or constituency.

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The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under Nasdaq corporate governance rules, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.

Procedures for the Consideration of Board Candidates Submitted by Stockholders. The Nominating Committee has adopted procedures for the submission of director nominees by stockholders for consideration by the Nominating Committee. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of candidates for Director by writing to our Corporate Secretary, 4029 West Tilghman Street, Allentown, Pennsylvania 18104. A submission must be received not less than ninety (90) days prior to the anniversary date of our proxy materials for our preceding year’s annual meeting. If the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, the stockholder’s recommendation must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The submission must include the following information:

•

A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating Committee;

•

The name and address of the stockholder as they appear on American Bank Incorporated’s books, and number of shares of American Bank Incorporated’s Common Stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•

The name, address and contact information for the candidate, and the number of shares of Common Stock of American Bank Incorporated that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•

A statement of the candidate’s business and educational experience;

•

Such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•

A statement detailing any relationship between the candidate and American Bank Incorporated;

•

A statement detailing any relationship between the candidate and any customer, supplier or competitor of American Bank Incorporated;

•

Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•

A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for our 2006 annual meeting of stockholders. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Stockholder Proposals.”

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Stockholder Communications with the Board

A stockholder of American Bank Incorporated who wants to communicate with the Board of Directors or with any individual Director may do so through our website at www.pcbanker.com or by writing to:

American Bank Incorporated

Attention: Board of Directors

4029 West Tilghman Street

Allentown, Pennsylvania 18104

The communication should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•

forward the communication to the Director(s) to whom it is addressed;

•

attempt to handle the inquiry directly, for example where it is a request for information about American Bank Incorporated or it is a stock-related matter; or

•

not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Determination of Executive Compensation

Compensation levels and changes are administered by the Compensation Committee of the Board of Directors. The Committee consists of three independent Directors and operates under a written charter. The scope of authority of the Compensation Committee is as follows;

•

Review, evaluate and recommend company objectives relevant to the Chief Executive Officer compensation; evaluate Chief Executive Officer performance relative to established goals.

•

Review, evaluate and recommend goals relevant to the compensation of the Company’s other executive management; and review such officers’ performance in light of these goals and determine (or recommend to the full Board of Directors for determination) such officers’ cash and equity compensation based on this evaluation.

•

Review, evaluate and recommend succession planning and management development for executive officers, including the Chief Executive Officer.

•

Review, evaluate and recommend to the full Board, the terms of employment and severance agreements/arrangements for executive officers, including any change of control and indemnification provisions, as well as other compensatory arrangements for executive management.

•

Retain and terminate any compensation and benefits consultant or legal counsel used to assist the Committee in fulfilling its responsibilities.

The Chairman, President and Chief Executive Officer, Mark W. Jaindl, has an employment contract with American Bank Incorporated that determines his compensation level.

Attendance at Annual Meetings of Stockholders

We do not have a policy regarding director attendance at annual meetings of stockholders. All of our directors attended the prior year’s annual meeting of stockholders.

Code of Ethics

We have adopted a Code of Ethics that is applicable to our senior financial officers, including our principal executive officer, principal financial officer, principal accounting officer and all officers performing similar

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functions as defined in the Code of Ethics. The Code of Ethics is available on our website at www.pcbanker.com. Amendments to and waivers from the Code of Ethics with respect to the principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions will also be disclosed on our website.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors, which was attached to our proxy statement for the 2006 annual meeting of stockholders. Each member of the Audit Committee satisfies the definition of independent director as established by the Nasdaq corporate governance listing standards.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has issued a report that states as follows:

•

We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2006;

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended; and

•

We have received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and have discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that American Bank Incorporated specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee

John W. Galuchie, Jr., Chairman

Martin F. Spiro

John F. Eureyecko

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Executive Compensation

The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration paid by us to Mr. Jaindl, who serves as President and Chief Executive Officer, and the two most highly compensated executive officers of American Bank Incorporated other than Mr. Jaindl (“Named Executive Officers”). For a narrative description of the information included in this table, please see “—Employee Benefit Plans.”

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)		Total ($)
Mark W. Jaindl Chairman of the Board, President and Chief Executive Officer	2006	$239,351	$15,333	$18,579	$18,368	(2)	$291,631

Chris J. Persichetti, Senior Vice President and Chief Lending Officer	2006	$115,027	$10,415	$20,108	$11,229	(3)	$156,779

Robert W. Turner, Senior Vice President and Chief Information Officer	2006	$102,470	$ 4,058	$ 8,556	$17,162	(4)	$132,246

———————

(1)

For the assumptions used to calculate stock option expense for the year ended December 31, 2006, see Note 15 of the Notes to the Consolidated Financial Statements of American Bank Incorporated.

(2)

Includes $9,416 for health, life and disability insurance premiums paid on behalf of Mr. Jaindl. Also includes $6,600 in matching funds for the 401(k) Plan and 300 shares of Common Stock under the ESOP, valued at the closing market price of $7.84.

(3)

Includes $1,281 for health, life and disability insurance premiums paid on behalf of Mr. Persichetti. Also includes $3,309 in matching funds for the 401(k) Plan and 209 shares of Common Stock under the ESOP, valued at the closing market price of $7.84 and a contribution of $5,000 through our Non-Qualified Deferred Compensation Plan for Senior Employees.

(4)

Includes $9,106 for health, life and disability insurance premiums paid on behalf of Mr. Turner. Also includes $3,074 in matching funds for the 401(k) Plan and 189 shares of Common Stock under the ESOP, valued at the closing market price of $7.84 and a contribution of $3,500 through our Non-Qualified Deferred Compensation Plan for Senior Employees.

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Outstanding Equity Awards at Year End

The following table sets forth information with respect to outstanding equity awards as of December 31, 2006 for the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2006

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Mark W. Jaindl	39,000	(1)				4.00	09/15/2009
	27,000	(2)				9.42	09/19/2010
	18,750	(3)				9.08	10/21/2010
	30,000	(4)				7.67	01/10/2012
			10,000	(5)		8.69	01/02/2014
			10,000	(6)		8.44	01/05/2015
								4,833	$36,151

Chris J. Persichetti	1,500	(10)				3.33	02/17/2009
	6,000	(1)				4.00	09/15/2009
	4,500	(2)				9.42	09/19/2010
	1,500	(4)				7.67	01/10/2012
	1,088	(7)				9.31	01/22/2013
			1,500	(5)		8.69	01/02/2014
			1,500	(6)		8.44	01/05/2015
			10,000	(9)		8.50	01/01/2016
								1,048	$7,839

Robert W. Turner	5,000	(8)				8.00	04/12/2012
			5,000	(9)		8.50	01/01/2016
								525	$3,927

———————

(1)

Vests and exercisable on or after September 15, 2002.

(2)

Vests and exercisable on or after September 19, 2003.

(3)

Vests and exercisable on or after October 21, 2003.

(4)

Vests and exercisable on or after January 10, 2005.

(5)

Vests and exercisable on or after January 2, 2007.

(6)

Vests and exercisable on or after January 5, 2008.

(7)

Vests and exercisable on or after January 22, 2006.

(8)

Vests and exercisable on or after April 4, 2005.

(9)

Vests and exercisable at the rate of 10% per year beginning ion January 1, 2007.

(10)

Vests and exercisable on or after February 17, 1999.

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Employee Benefit Plans

Non-Qualified Stock Option Plan. American Bank adopted a Non-Qualified Stock Option Plan, which was succeeded to by American Bank Incorporated. The Non-Qualified Stock Option Plan covers options to purchase 391,302 shares of Common Stock, of which 225,588 options were granted and outstanding at December 31, 2006. Options granted under this plan will have an option price at least equal to the fair market value of the Common Stock on the date of the grant. Options available for grant at December 31, 2006, were 165,714. The weighted-average remaining contractual life of the outstanding options at December 31, 2006 was approximately 4.8 years. During the year ended December 31, 2006, the Compensation Committee granted 10,000 and 5,000 stock options to Senior Vice President Chris J. Persichetti and Senior Vice President Robert W. Turner. These options have a strike price of $8.50 and vest over 10 years commencing January 1, 2007.

Employee Stock Ownership Plan and Trust. American Bank has established an employee stock ownership plan. Employees with at least one year of employment with American Bank and who have attained age 21 are eligible to participate. Participants in the employee stock ownership plan receive credit for vesting purposes for each calendar year of continuous employment with American Bank in which the employee completed 1,000 hours of service prior to the effective date of the employee stock ownership plan. A participant is 20% vested in his/her benefits after three years of service and in an additional 20% for each subsequent year until a participant is 100% vested after seven years. A participant is also 100% vested in his benefits upon normal retirement (as defined in the employee stock ownership plan), early retirement, disability or death. A participant who terminates employment before becoming fully vested will forfeit his or her non-vested benefits under the employee stock ownership plan. Benefits are payable in the form of Common Stock and cash or, at the election of the participant, in Common Stock only or cash only, upon separation from service. American Bank’s contributions to the employee stock ownership plan are discretionary and, therefore, benefits payable under the employee stock ownership plan cannot be estimated.

In connection with the establishment of the employee stock ownership plan, American Bank appointed a committee of non-employee directors to administer the employee stock ownership plan, and to appoint a trustee. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares, and shares held in the suspense account, will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

Employment Agreement. American Bank has entered into an employment agreement with its President and Chief Executive Officer for a three-year term, which automatically extends by one day for each day of the contract term. American Bank can terminate the executive’s employment for cause at any time without obligation under the agreement. If employment is terminated without cause or following a change in control, American Bank shall pay the executive’s salary and benefits for the remaining term of the agreement. The agreement includes restrictions on competition and confidentiality following termination of employment.

Non-Qualified Deferred Compensation Plan for Senior Employees. American Bank established a Non-qualified Deferred Compensation Plan for Senior Employees, effective January 1, 2003, for senior employees designated by the Board of Directors. Each year, we may, but are not required to, make discretionary contributions to the plan on behalf of participants. The rate of return credited to participants’ accounts each year is equal to the one-year treasury yield, unless, in the Board of Directors’ sole discretion, a higher rate of earnings shall be credited. A participant will vest in his account at the rate of 10% per year, beginning the first day of the second year following the initial contribution, and become fully vested after ten years of participation in the plan. A participant’s account will become fully vested upon a participant’s death, disability, retirement at or after attaining age 65, or due to a change in control. In the event a participant is terminated for cause or violates the plan’s provisions on non-disclosure, trade secrets and non-solicitation, his account would be forfeited. Upon the later of the participant’s attainment of age 65 or termination of services due to retirement, or at such other date as approved by the Board of Directors, we will distribute the amount credited to the participant’s account, commencing or within 60 days following the last day of the month of such termination, or within a reasonable period of time thereafter as American Bank and the participant will determine. In the event of a participant’s death or disability, American Bank will commence distribution within 60 days of notice of the participant’s death or determination of disability. Benefits under the plan will be paid in five installments or in a lump sum, at the Board of Directors’ discretion. A participant

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may request distribution of benefits in a lump sum; however, the determination as to whether to grant such request rests solely with the Board of Directors, and if granted, the lump sum distribution will be conditioned on the participant’s entering into a two-year non-compete agreement. For as long as the participant participates in the plan as an employee of American Bank or while receiving benefits under the plan, the participant will be bound by the non-disclosure/trade secret and non-solicitation provisions of the plan.

Incentive Compensation

Incentive compensation bonuses paid to executive officers, other officers, and staff are determined and paid at the sole discretion of the Board of Directors, at the recommendation of the Compensation Committee typically on an annual basis. All employees are eligible to receive incentive compensation bonuses under the incentive bonus plan. On an annual basis, the Board of Directors establishes the bonus pool for the incentive bonus plan, with the minimum and maximum bonus pool based upon American Bank Incorporated’s net income. No bonuses are paid if the minimum net income level is not achieved. For the year ended December 31, 2006, the “Senior Staff” (including Named Executive Officers) bonus pool ranged between 8.5% and 22.5% of year-end base compensation. An individual executive officer’s preliminary allocation (based on net income) is adjusted based on the individual’s ratings with respect to personal goals and service quality, which each comprise 20% of the total potential bonus amount. Total incentive compensation bonuses paid to all employees were $83,499, $86,871 and $138,517 for the years ended December 31, 2006, 2005 and 2004, respectively.

Directors’ Compensation

The following table sets forth for the year ended December 31, 2006 certain information as to the total remuneration we paid to our directors other than Mr. Jaindl. Compensation paid to Mr. Jaindl for his services as a Director is included in “Executive Compensation—Summary Compensation Table.”

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2006

Name	Fees earned or paid in cash ($)	Total ($)
John F. Eureyecko	20,250	20,250
John W. Galuchie, Jr.	20,250	20,250
Michael D. Molewski	20,250	20,250
Phillip S. Schwartz	20,250	20,250
Martin F. Spiro	20,250	20,250
Donald J. Whiting, Jr.	20,250	20,250
Anne L. Jaindl (1)	1,500	1,500
David M. Jaindl (1)	1,500	1,500
John C. Long (1)	1,500	1,500
J. Scott Pidcock (1)	1,500	1,500

———————

(1)

The service of each of these directors discontinued during 2006.

Each non-employee Director receives $21,000 per year for attendance at Board and Committee meetings. For the year ended December 31, 2006, directors as a group received $136,750 in fees for their services. The Directors do not receive any compensation, in any form, other than the cash fees shown in the above table.

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Section 16(a) Beneficial Ownership Reporting Compliance

Our Common Stock is registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934. Our officers and directors and beneficial owners of greater than 10% of our Common Stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. Securities and Exchange Commission rules require disclosure in our proxy statement of the failure of an officer, director or beneficial owner of greater than 10% of our Common Stock to file a Form 3, 4, or 5 on a timely basis. No officer, director or beneficial owner of greater than 10% of our shares failed to file ownership reports as required for the year ended December 31, 2006.

Transactions With Certain Related Persons

American Bank leases the premises for its principal office under a five-year operating lease agreement expiring November 2007. American Bank has the option to extend the lease agreement for four additional five-year lease terms and has notified the lessor of its intent to exercise its option to renew the lease for an additional five years beginning in November 2007. The lessor and American Bank have reached agreement on the terms of the lease renewal at that date. American Bank is responsible for its direct or proportionate share of real estate taxes, insurance, utilities and maintenance and repairs on the building. The lessor is The Jaindl Building, LP and Mark W. Jaindl Properties, LLC is the general partner of that limited partnership. Mark W. Jaindl is the owner of Mark W. Jaindl Properties, LLC. Mr. Jaindl is the Chairman of the Board, President and Chief Executive Officer and a principal stockholder of American Bank Incorporated. The minimum lease payments due in 2006 under the original terms of the lease are $361,000.

American Bank has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its executive officers, directors, principal stockholders, their immediate families and affiliated companies (commonly referred to as related parties), on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to American Bank, and have not involved more than the normal risk of collectibility or presented other unfavorable features.

Change in Independent Registered Public Accounting Firm

On May 1, 2006, Beard Miller Company LLP informed American Bank Incorporated’s Audit Committee that Beard Miller Company LLP was resigning as American Bank Incorporated’s independent registered public accounting firm, effective upon American Bank Incorporated’s filing of its Quarterly Report on Form 10-QSB for the quarter ending March 31, 2006.

The audit reports of Beard Miller Company LLP on the financial statements of American Bank Incorporated for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope or accounting principles.

During the two years ended December 31, 2005 and 2004 and through May 1, 2006, there were no disagreements with Beard Miller Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Beard Miller Company LLP’s satisfaction, would have caused Beard Miller Company LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

On May 3, 2006, American Bank Incorporated engaged S.R. Snodgrass, A.C. as American Bank Incorporated’s new independent registered public accounting firm for the remainder of 2006. The engagement was approved by American Bank Incorporated’s Audit Committee. During the years ended December 31, 2005 and 2004 and through May 3, 2006, American Bank Incorporated did not consult with S.R. Snodgrass, A.C. regarding any matters described in Item 304(a)(2)(i) or (ii) of Regulation S-B.

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Fees Paid to Independent Registered Public Accounting Firm

Set forth below is certain information concerning aggregate fees billed for professional services rendered by S.R. Snodgrass, A.C. during the year ended December 31, 2006 and by Beard Miller Company LLP, during the years ended December 31, 2006 and 2005:

Audit Fees. The aggregate fees billed to us by S.R. Snodgrass, A.C. for professional services rendered by S.R. Snodgrass, A.C. for the audit of our annual consolidated financial statements, review of the financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by S.R. Snodgrass, A.C. in connection with statutory and regulatory filings and engagements was $65,536 during the year ended December 31, 2006. The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for the audit of our annual consolidated financial statements, review of the financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings and engagements was $9,531 and $58,629 during the years ended December 31, 2006 and 2005, respectively.

Audit Related Fees. The aggregate fees billed to us by S.R. Snodgrass, A.C. for assurance and related services rendered by S.R. Snodgrass, A.C. that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, was $-0- during the year ended December 31, 2006. The aggregate fees billed to us by Beard Miller Company LLP for assurance and related services rendered by Beard Miller Company LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above, was $4,562 and $3,235 during the years ended December 31, 2005 and 2004, respectively. These services primarily included accounting consultations.

Tax Fees. The aggregate fees billed to us by S.R. Snodgrass, A.C. for professional services rendered by S.R. Snodgrass, A.C. for tax compliance, tax advice and tax planning was $-0- during the year ended December 31, 2006. These services primarily included the preparation of tax returns. The aggregate fees billed to us by Beard Miller Company LLP for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice and tax planning was $8,500 and $8,750 during the years ended December 31, 2006 and 2005, respectively. These services primarily included the preparation of tax returns.

All Other Fees. During the years ended December 31, 2006 and 2005, there were no other fees billed to us by S.R. Snodgrass, A.C. or Beard Miller Company LLP that are not described above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2006 and 2005, 100% of audit related services, tax services and all other services were approved by the Audit Committee prior to engagement.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, is compatible with maintaining Beard Miller Company LLP’s independence. The Audit Committee concluded that performing such services does not affect S. R. Snodgrass A. C.’s independence in performing its function as the independent registered public accounting firm of American Bank Incorporated.

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INFORMATION ABOUT AMERICAN BANK INCORPORATED AND ITS AFFILIATES

General

American Bank Incorporated is a bank holding company subject to the supervision and regulation of the Board of Governors of the Federal Reserve System and is a corporation organized under the laws of the Commonwealth of Pennsylvania. Its main office is located at 4029 West Tilghman Street, Allentown, Pennsylvania 18104 (Telephone Number: (610) 366-1800). American Bank Incorporated is the parent company of American Bank, which is a Pennsylvania-chartered bank. At December 31, 2006, American Bank Incorporated had total assets of approximately $504.5 million, total deposits of approximately $369.0 million, and total shareholders’ equity of approximately $34.2 million.

Additional Information about American Bank Incorporated

Additional information relating to American Bank Incorporated, including its business, financial statements at or for the years ended December 31, 2006, 2005 and 2004, management’s discussion and analysis of financial condition and results of operations, and other related matters as to American Bank Incorporated, is found in American Bank Incorporated’s Annual Report on Form 10-KSB for the year ended December 31, 2006, which is attached as Appendix E. Such appendix is incorporated by reference herein.

ABI Merger Sub, Inc.

ABI Merger Sub is a newly-formed Pennsylvania corporation, and is a wholly-owned subsidiary of American Bank Incorporated. ABI Merger Sub was organized solely for the purpose of facilitating the Merger transaction. There is no trading market for the Common Stock of ABI Merger Sub, and there have been no trades of ABI Merger Sub Common Stock since its date of incorporation. Additionally, ABI Merger Sub has paid no dividends since its date of incorporation and does not intend to pay any dividends prior to the Merger. ABI Merger Sub will be merged with and into American Bank Incorporated and will cease to exist after the Merger. ABI Merger Sub has not conducted any activities other than those incident to its formation, its negotiation and execution of the Merger Agreement and its assistance in preparing various SEC filings related to the proposed transaction. ABI Merger Sub has no significant assets, liabilities or shareholders’ equity. Members of the Board of Directors and senior management of ABI Merger Sub consist of certain members of the Board of Directors and senior management of American Bank Incorporated. The address and telephone number of ABI Merger Sub’s principal offices are also the same as American Bank Incorporated. ABI Merger Sub has not been convicted in a criminal proceeding during the past five years, nor has it been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities law, or finding any violation of federal or state securities laws.

Legal Proceedings

All of the directors and executive officers of American Bank Incorporated are U.S. citizens. During the past five years, none of them have been a party in any judicial or administrative proceeding that resulted in a judgment, decree, or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Nor have any of them been convicted in any criminal proceeding during the past five years, excluding traffic violations and similar misdemeanors. The business address and telephone number of the directors and executive officers at the Company is 4029 West Tilghman Street, Allentown, Pennsylvania 18104, telephone (610) 366-1800.

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Voting Securities Held By Directors, Executive Officers And 5% Beneficial Owners Of American Bank Incorporated

The following table sets forth information as of the Record Date with respect to the persons, or groups of persons, known to American Bank Incorporated to be the beneficial owners of more than five percent of American Bank Incorporated’s Common Stock, each of the directors, executive officers, and all directors and executive officers as a group before and their anticipated ownership after the Merger. The information provided below assumes 5,945,278 issued and outstanding Common Shares prior to the Merger, and 5,765,589 Common Shares issued and outstanding following the Merger. This table does not reflect stock options and other securities that are convertible into shares of Common Stock.  See “Proposal III—Election of Directors” on page 65 for additional information.

	Prior to Merger			After Merger
Name and Address of Beneficial Owner(5)	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned	Number of Shares Beneficially Owned		Percent of Shares Beneficially Owned
Phillip S. Schwartz	267,615	(1)	4.50%	267,615	(1)	4.64%
Martin F. Spiro	428,777	(2)	7.20	428,663	(2)	7.44
John F. Eureyecko	20,768	(2)	0.35	20,768	(2)	0.36
John W. Galuchie, Jr.	12,000	(3)	0.20	12,000	(3)	0.21
Donald J. Whiting, Jr.	50,000	(2)	0.84	50,000	(2)	0.87
Mark W. Jaindl	3,360,059	(4)	56.52	3,360,059	(4)	58.28
Michael D. Molewski	11,928	(2)	0.20	11,928	(2)	0.21
Harry C. Birkhimer	8,171	(2)	0.14	8,171	(2)	0.14
Sandra A. Berg	1,025	(2)	0.02	1,025	(2)	0.02
Chris J. Persichetti	2,385	(2)	0.04	2,385	(2)	0.04
Robert W. Turner	155	(2)	0.01	155	(2)	0.01
All directors and executive officers as a group (11 persons)	4,162,883		70.02%	4,162,769		72.22%

———————

(1)

Includes 224,913 shares held directly, 19,525 held as trustee and 23,177 held by spouse.

(2)

Shares held directly.

(3)

Includes 6,591 shares held directly and 5,409 shares held as trustee.

(4)

Includes 2,245,798 shares held directly, 978,606 shares held as co-executor of an estate and 135,655 as trustee. Excludes shares that can be acquired upon the conversion of trust preferred securities and the exercise of options.

(5)

The mailing address for all Directors and executive officers is 4029 W. Tilghman Street, Allentown, PA 18104.

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Recent Affiliate Transactions In American Bank Incorporated Stock

Except as provided below, there were no transactions in American Bank Incorporated’s Common Stock by its affiliates which have occurred over the last three months On February 12, 2007 the rabbi trust of the Senior Employee Retirement Plan acquired 6,298 shares of the Company’s Common Stock at a price of $8.265 per share.

Stock Repurchases By American Bank Incorporated

The following table sets forth information regarding share repurchases by American Bank Incorporated for each quarterly period since January 1, 2005.

Date	Number of Shares Purchased	Price per Share	Dollar Amount of Repurchases
January 1, 2005 through March 31, 2005	0	—	$0
April 1, 2005 through June 30, 2005	67,446	8.78	592,383
July 1, 2005 through Sep 30, 2005	13,310	9.13	121,534
October 1, 2005 through December 31, 2005	8,674	8.63	74,840
January 1, 2006 through March 31, 2006	1,474,358	8.93	13,164,608
April 1, 2006 through June 30, 2006	5,099	8.29	42,254
July 1, 2006 through Sep 30, 2006	81,552	7.60	619,396
October 1, 2006 through December 31, 2006	17,464	7.64	133,424
January 1, 2007 through March 31, 2007	51,702	8.27	427,443

Market For Common Stock And Dividend Information

Information relating to the market for American Bank Incorporated’s Common Stock and dividend information is found in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, which is attached as Appendix E.

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FINANCIAL AND OTHER INFORMATION

Representatives of the Company’s independent registered public accounting firm for the current year and the most recently completed fiscal year are expected to be present at the annual meeting of shareholders. Such representative will be provided with the opportunity to make a statement if they desire to do so, and will be available to respond to any appropriate questions.

American Bank Incorporated does not calculate a ratio of earnings to fixed charges in its regularly prepared financial statements. American Bank Incorporated’s ratio of earnings to fixed charges was 1.22 and 1.36 for the fiscal years ended December 31, 2006 and 2005, respectively.

STOCKHOLDER PROPOSALS

If the Merger is approved by the requisite vote of the Company’s shareholders, the Company will not be required to include shareholder proposals in its proxy materials in connection with next year’s annual meeting of shareholders, as permitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. If the Merger is not approved and the Company does not deregister under the Securities Exchange Act, in order to be eligible for inclusion in the proxy materials for next year’s annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 4029 West Tilghman Street, Allentown, Pennsylvania 18104, no later than November __, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act.

Under our Bylaws, certain procedures are provided which a stockholder must follow to introduce an item of business at an annual meeting of stockholders. These procedures provide, generally, that stockholders desiring to bring a proper subject of business before the meeting, must have given timely notice thereof in writing to our Secretary. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than ninety (90) days prior to the anniversary date of our mailing of proxy materials in connection with our immediately preceding annual meeting of stockholders. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of our shares which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

MISCELLANEOUS

We will bear the cost of solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of our shares of Common Stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation.

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006, IS ATTACHED AS APPENDIX E TO THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-KSB WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN OR TELEPHONIC REQUEST TO SANDRA A. BERG, CORPORATE SECRETARY, 4029 WEST TILGHMAN STREET, ALLENTOWN, PENNSYLVANIA 18104, (610) 366-1800.

OTHER MATTERS

The Board of Directors of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournment thereof. If any other matter should properly come before the meeting, it is intended that the persons named in the enclosed proxy will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the annual meeting, as to which they shall act in accordance with their best judgment.

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WHERE YOU CAN FIND MORE INFORMATION

American Bank Incorporated files reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. You may read and copy, at the prescribed rates, this information at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

The SEC also maintains an Internet world wide website that contains reports, proxy statements and other information about issuers including American Bank Incorporated, who file electronically with the SEC. The address of that site is http://www.sec.gov.

American Bank Incorporated and the Merger subsidiary have filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3 in connection with the transactions described in this proxy statement. As permitted by the SEC, this proxy statement omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part thereof, is available for inspection or copying as set forth above or is available electronically at the SEC’s website.

We have not authorized anyone to give any information or make any representation about the transaction or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC. If anyone does give you different or additional information, you should not rely on it.

By Order of the Board of Directors of
American Bank Incorporated

Sandra A. Berg, Secretary

Date: [Mail Date]

Allentown, Pennsylvania

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APPENDIX A

PLAN OF REORGANIZATION AND AGREEMENT OF MERGER

BETWEEN

AMERICAN BANK INCORPORATED AND ABI MERGER SUB, INC.

THIS PLAN OF REORGANIZATION AND AGREEMENT OF MERGER (the “Merger Agreement”), dated as of February 8, 2007, is hereby entered into by and between ABI Merger Sub, Inc., a Pennsylvania corporation (“Merger Sub”), and American Bank Incorporated, a Pennsylvania corporation (“ABI” or the “Company”).

RECITALS

Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. As of the date hereof, the authorized capital stock of Merger Sub consists of 100 shares of Common Stock, $.01 par value per share (“Merger Sub Common Stock”), of which 100 shares are issued and outstanding. ABI is a corporation duly organized and validly existing under the laws of the Commonwealth of Pennsylvania. As of the date hereof, the authorized capital stock of ABI consists of 15,000,000 shares of common stock, $.10 par value per share (“ABI Common Stock”), of which 6,001,374 shares are presently issued and outstanding, and 5,000,000 shares of Preferred Stock, par value $.10 par value per share, of which no shares are presently issued and outstanding. The respective Boards of Directors of ABI and Merger Sub deem this Merger Agreement advisable and in the best interests of each such corporation and their respective shareholders. The respective Boards of Directors of ABI and Merger Sub, by resolutions duly adopted, have approved the Merger Agreement and have each recommended that the Merger Agreement be approved by their respective shareholders and have each directed that this Merger Agreement be submitted for approval by their respective shareholders. Shareholders of ABI and shareholders of Merger Sub are each entitled to vote to approve the Merger Agreement.

THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby covenant and agree as follows:

ARTICLE I

THE MERGER

1.1

THE MERGER.

Subject to the terms and conditions of this Merger Agreement, and in accordance with the Pennsylvania Business Corporation Law of 1988 (the “Business Corporation Law”), at the Effective Time (as defined in Section 1.2), Merger Sub shall merge (the “Merger”) with and into ABI, and ABI shall survive the Merger and shall continue its corporate existence under the laws of the Commonwealth of Pennsylvania (sometimes referred to in this Merger Agreement as the “Surviving Corporation”). Upon consummation of the Merger, the separate corporate existence of Merger Sub shall terminate and the name of the Surviving Corporation shall continue to be “American Bank Incorporated.”

1.2

EFFECTIVE TIME.

As soon as is reasonably practicable after the date hereof, after approval of this Merger Agreement by the shareholders of the constituent corporations and after the receipt of any required regulatory approvals and the expiration of any statutory waiting periods, the Articles of Merger meeting the requirements of Section 1926 of the Business Corporation Law shall be filed with the Pennsylvania Department of State. The Merger shall become effective (“the Effective Time”) when the Articles of Merger have been accepted for filing by the Pennsylvania Department of State or as otherwise specified in the Articles of Merger.

1.3

EFFECTS OF THE MERGER.

At and after the Effective Time, the Merger shall have the effects set forth herein and in the Business Corporation Law.

1.4

TREATMENT OF ABI COMMON STOCK; CONVERSION OF MERGER SUB COMMON STOCK.

(a) At the Effective Time, by virtue of the Merger and without any further action on the part of any Record Holder (as hereinafter defined), the following shall occur:

(1) First Tier Record Holders. Each share of ABI Common Stock owned of record by a First Tier Record Holder (as hereinafter defined) as of the Record Date (“First Tier Record Date Shares”) shall be converted into the right to receive cash from the Surviving Corporation in the amount of $9.10 per share (the “Cash Consideration”), without interest thereon, upon the surrender to the Surviving Corporation of the certificate(s) formerly representing the First Tier Record Date Shares. As of the Effective Time, all First Tier Record Date Shares shall be cancelled and shall cease to be outstanding, and the holder thereof shall have only such rights as to such shares, if any, as they may have pursuant to the Business Corporation Law. All other issued and outstanding shares of ABI Common Stock held of record by a First Tier Record Holder shall be converted into the right to receive Series A Preferred Stock on a share for share basis, and the holder shall cease to have any rights as a holder of ABI Common Stock with respect to such shares of ABI Common Stock, except such rights, if any, as they may have pursuant to the Business Corporation Law; their sole and exclusive right with respect to such shares of ABI Common Stock being to receive shares of Series A Preferred Stock upon the surrender to the Surviving Corporation of their certificates formerly representing shares of ABI Common Stock.

(2) Second Tier Record Holders. Subject to the Cash Limit (as defined below), each issued and outstanding share of ABI Common Stock owned of record by a Second Tier Record Holder (as hereinafter defined) as of the Record Date (the “Second Tier Record Date Shares”), who has submitted a Proper Election (as hereinafter defined) to the Company, shall be converted in accordance with said Proper Election. Second Tier Record Holders that have not made a Proper Election (the “Non-Election Shares”) shall be deemed to have elected to receive the Cash Consideration in exchange for all Second Tier Record Date Shares. To the extent that the Second Tier Record Date Shares are converted into the right to receive the Cash Consideration (the “Cash Election Shares”), such shares shall be cancelled and shall cease to be outstanding, and the holder thereof shall cease to have any rights as a holder of ABI Common Stock with respect to such shares, except such rights, if any, as they may have pursuant to the Business Corporation Law; their sole and exclusive right with respect to such shares of ABI Common Stock being to receive shares of Series A Preferred Stock upon the surrender to the Surviving Corporation of their certificates formerly representing shares of ABI Common Stock.

All shares of ABI Common Stock held of record by a Second Tier Record Holder that are not Second Tier Record Date Shares, and all Second Tier Record Date Shares held of record by a Second Tier Record Holder as to which an election to receive Series A Preferred Stock has been properly made, shall be converted into the right receive shares of Series A Preferred Stock on a share for share basis (the “Preferred Stock Election Shares”), and such holder shall cease to have any rights as a holder of ABI Common Stock with respect to such shares of ABI Common Stock, except such rights, if any, as they may have pursuant to the Business Corporation Law; their sole and exclusive right with respect to such shares of ABI Common Stock being to receive shares of Series A Preferred Stock upon the surrender to the Surviving Corporation of their certificates formerly representing shares of ABI Common Stock. Any Second Tier Record Holder who has made or is deemed to make a Preferred Stock Election shall receive one share of Series A Preferred Stock for each share of ABI Common Stock held thereby with respect to which the election to receive shares of Series A Preferred Stock has been made.

In the event that Second Tier Record Holders are entitled to receive Cash Consideration in an amount that, when added to the aggregate Cash Consideration payable to First Tier Record Holders, exceeds the Cash Limit, then (i) those Second Tier Record Date Shares held by Second Tier Record Holders who also are Priority Second Tier Record Holders, and who elect to receive the Cash Consideration shall be considered Cash Election Shares and shall be converted into the right to receive the Cash Consideration, without interest thereon, upon surrender to the Surviving Corporation of their certificates formerly representing shares of ABI Common Stock, and (ii) if the Cash Limit is not exceeded, Second Tier Record Date Shares held by Second Tier Record Holders who are not Priority Second Tier Record Holders and who elect to received the Cash Consideration shall be considered Cash Election Shares and shall be converted into the right to receive the Cash Consideration on a priority basis with priority given to those Second Tier Record Holders owning the fewest number of Second Tier Record Date Shares (and if necessary among shareholders owning the fewest number of shares, on such equitable basis as determined by ABI).

(3) Each issued and outstanding share of ABI Common Stock owned of record by a Third Tier Record Holder (as hereinafter defined) shall remain issued and outstanding as a share of common stock of the Surviving Corporation without change. In no event shall any Third Tier Record Holder be entitled to receive either the Cash Consideration or shares of Series A Preferred Stock with respect to the shares of ABI Common Stock held thereby.

(4) Each issued and outstanding share of ABI Common Stock owned of record by an Effective Date Record Holder who is not a First Tier Record Holder or a Second Tier Record Holder and who holds of record fewer than 1,000 shares of ABI Common Stock as of the Merger Effective Date, shall be converted into shares of Series A Preferred Stock on a share for share basis, and such holder shall cease to have any rights as a holder of ABI Common Stock with respect to such shares of ABI Common Stock, except such rights, if any, as they may have pursuant to the Business Corporation Law; their sole and exclusive right with respect to such shares of ABI Common Stock being to receive shares of Series A Preferred Stock upon the surrender to the Surviving Corporation of their certificates formerly representing shares of ABI Common Stock.

(5) The aggregate Cash Consideration required to be paid in the Merger may be limited by ABI to an amount no less than $1,650,000 (which amount, including any increased amount, is referred to as the “Cash Limit”).

(b) At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any Merger Sub Common Stock, each issued share of Merger Sub Common Stock shall be cancelled, and the holders of certificates representing such shares shall cease to have any rights as shareholders of Merger Sub or the Surviving Corporation except such rights, if any, as they may have pursuant to the Business Corporation Law.

1.5

DISSENTERS’ RIGHTS.

Record and beneficial owners of ABI Common Stock shall be entitled to such dissenter’s rights as provided under Subchapter D of the Business Corporation Law. To exercise such rights, a dissenting shareholder shall be required to adhere to all of the procedures provided under Subchapter D of the Business Corporation Law.

1.6

CERTAIN TERMS.

(a) The term “First Tier Record Holder” shall mean a Record Holder of ABI Common Stock who holds of record as of the Record Date One Hundred (100) or fewer shares of ABI Common Stock.

(b) The term “Second Tier Record Holder” shall mean a Record Holder of ABI Common Stock who holds of record as of the Record Date greater than One Hundred (100) and fewer than One Thousand (1,000) shares of ABI Common Stock.

(c) The term “Third Tier Record Holder” shall mean a Record Holder of ABI Common Stock who holds of record as of the Record Date One Thousand (1,000) or more shares of ABI Common Stock.

(d) The term “Record Holder” shall mean any record holder or holders of ABI Common Stock who on the Record Date would be deemed, pursuant to Rule 12g-5-1 under the Securities Exchange Act of 1934 and related interpretive guidance issued by the Securities and Exchange Commission, to be a single “person” for purposes of determining the number of record shareholders of ABI.

(e) The term “Proper Election” shall mean a properly completed election by a Second Tier Record Holder on a form provided to Second Tier Record Holders by the Company to allow them to elect to receive in exchange for shares of ABI Common Stock held at the Effective Time: (1) the per share Cash Consideration (a “Cash Election”); or (2) shares of Series A Preferred Stock (a “Preferred Stock Election”). Any election made by a Second Tier Record Holder must be made with respect to all shares of record of ABI Common Stock held by such Second Tier Record Holder. For an election to be a Proper Election, it shall be received by the Company by no later than the date of the meeting of ABI shareholders to be held for the purpose of considering the proposed Merger (the “Shareholders Meeting”). Second Tier Record Holders shall be entitled to change their election, provided any such change is provided on the proper form and received by the Company no later than the date of the Shareholders Meeting. Any Second Tier Record Holder that is a brokerage, bank or similar entity holding securities on behalf of multiple beneficial holders may make an election on behalf of each such beneficial owner.

(f) The term “Record Date” shall mean the certain date fixed by resolution of the Company’s Board of Directors, which date shall be used to determine the following: (1) the Record Holders entitled to vote on the proposed Merger; and (2) the Record Holders to be classified as First Tier, Second Tier, and Third Tier Record Holders.

(g) The term “Priority Second Tier Record Holders” means a holder of record of ABI Common Stock who held greater than One Hundred (100) and fewer than One Thousand (1,000) shares of ABI Common Stock on the Priority Record Date.

(h) The term “Priority Record Date” shall mean the date of the adoption of this Merger Agreement by the ABI Board of Directors.

(i) The term “Merger Consideration” shall mean either the Cash Consideration or shares of Series A Preferred Stock, as the case may be.

(j) The term “Effective Date Record Holder” shall mean a Record Holder of ABI Common Stock as of the Effective Date of the Merger.

(k) The Effective Date of the Merger shall mean the date on which the Effective Time occurs.

1.7

RESOLUTION OF ISSUES.

ABI (along with any other person or entity to which it may delegate or assign any responsibility or task with respect thereto) shall have full discretion and exclusive authority (subject to its right and power to so delegate or assign such authority) to (i) make such inquiries, whether of any ABI shareholder(s) or otherwise, as it may deem appropriate for purposes of this Article I and (ii) resolve and determine in its sole discretion, all ambiguities, questions of fact and interpretive and other matters relating to this Article I, including, without limitation, any questions as to the number of shares held by any Record Holder immediately as of the Record Date and/or the Priority Record Date. All determinations by ABI under this Article I shall be final and binding on all parties, and no person or entity shall have any recourse against ABI or any other person or entity with respect thereto.

For purposes of this Article I, ABI may in its sole discretion, but shall not have any obligation to do so, (i) presume that any shares of ABI Common Stock held in a discrete account are held by a person distinct from any other person, notwithstanding that the registered Record Holder of a separate discrete account has the same or a similar name as the Holder of a separate discrete account; and (ii) aggregate the shares held by any person or persons that ABI determines to constitute a single Record Holder for purposes of determining the number of shares held by such Holder.

1.8

ARTICLES OF INCORPORATION.

The Articles of Incorporation of ABI in effect as of the Effective Time, with such amendment as necessary or appropriate to reflect the issuance of the Series A Preferred Stock, shall be the Articles of Incorporation of the Surviving Corporation after the Merger until thereafter amended in accordance with applicable law.

1.9

BYLAWS.

The Bylaws of ABI in effect as of the Effective Time shall be the Bylaws of the Surviving Corporation after the Merger until thereafter amended in accordance with applicable law.

1.10

BOARD OF DIRECTORS OF SURVIVING CORPORATION.

The directors of ABI immediately prior to the Effective Time shall be, from and after the Effective Time, the directors of the Surviving Corporation until their respective successors shall have been elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Articles of Incorporation and Bylaws.

1.11

OFFICERS.

The officers of ABI immediately prior to the Effective Time shall be, from and after the Effective Time, the officers of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation’s Articles of Incorporation and Bylaws.

ARTICLE II

ABI COMMON STOCK CERTIFICATES

2.1

CERTIFICATES HELD BY THIRD TIER RECORD HOLDERS.

From and after the Effective Time, all certificates representing shares of ABI Common Stock held by any Third Tier Record Holder shall be deemed to evidence the same number of shares of Common Stock of ABI, as the Surviving Corporation, which they theretofore represented.

2.2

CERTIFICATES HELD BY FIRST AND SECOND TIER RECORD HOLDERS.

From and after the Effective Time and until presented to the Surviving Corporation, all certificates which prior to the Effective Time represented shares of ABI Common Stock that are held by any First or Second Tier Record Holder shall only evidence the right to receive the Merger Consideration as hereinabove provided. Upon presentation to the Surviving Corporation by a First or Second Tier Record Holder of such certificates formerly representing shares of ABI Common Stock, the Merger Consideration shall be paid in accordance with the provisions contained in Article I of this Merger Agreement. No interest shall be payable on any Cash Consideration distributable pursuant to this Merger Agreement.

ARTICLE III

GENERAL PROVISIONS

3.1

TERMINATION.

Notwithstanding anything herein to the contrary, the Board of Directors of Merger Sub or the Board of Directors of ABI at any time prior to the filing of the Articles of Merger with the Pennsylvania Department of State may terminate this Merger Agreement for any reason, including without limitation, if 5% or more of the issued and outstanding shares of ABI Common Stock shall have dissented to the Merger and preserved the right to pursue their right of appraisal for the fair value of their shares. This Merger Agreement shall be automatically terminated if (i) the shareholders of ABI fail to approve the Merger and the Merger Agreement at a meeting of shareholders of ABI to be held on such date as shall be determined by the Board of Directors of ABI; or (ii) any regulatory or other agency (if any) which must approve the Merger, has not approved the Merger prior to December 31, 2007. If terminated as provided in this Section 3.1, this Merger Agreement shall forthwith become wholly void and of no further force and effect.

3.2

COUNTERPARTS.

This Merger Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

3.3

GOVERNING LAW.

This Merger Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any applicable conflicts of law.

3.4

AMENDMENT.

Subject to compliance with applicable law, this Merger Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the shareholders of Merger Sub or ABI; provided, however, that after any approval of the transactions contemplated by this Merger Agreement by the respective shareholders of Merger Sub or ABI, there may not be, without further approval of such shareholders, any amendment of this Merger Agreement which (i) alters or changes the amount or the form of the consideration to be delivered to the holders of Merger Sub Common Stock or ABI Common Stock hereunder other than as contemplated by this Merger Agreement, (ii) alters or change any term of the Series A Preferred Stock, or (iii) adversely affects the holder of any class or series of stock of any of the constituent corporations. This Merger Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

IN WITNESS WHEREOF, Merger Sub and ABI have caused this Merger Agreement to be executed by their respective duly authorized officers as of the date first above written.

ABI MERGER SUB, INC.	AMERICAN BANK INCORPORATED

By: Mark W. Jaindl	By: Mark W. Jaindl

/s/ Mark W. Jaindl	/s/ Mark W. Jaindl
President and Chief	President and Chief
Executive Officer	Executive Officer

APPENDIX B

Pennsylvania Business Corporation Law Provisions Related to Dissenters’ Rights

§ 1571. Application and effect of subchapter

(a)

GENERAL RULE.-- Except as otherwise provided in subsection (b), any shareholder (as defined in section 1572 (relating to definitions)) of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, only where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

Section 1906(c) (relating to dissenters rights upon special treatment).

Section 1930 (relating to dissenters rights).

Section 1931(d) (relating to dissenters rights in share exchanges).

Section 1932(c) (relating to dissenters rights in asset transfers).

Section 1952(d) (relating to dissenters rights in division).

Section 1962(c) (relating to dissenters rights in conversion).

Section 2104(b) (relating to procedure).

Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).

Section 2325(b) (relating to minimum vote requirement).

Section 2704(c) (relating to dissenters rights upon election).

Section 2705(d) (relating to dissenters rights upon renewal of election).

Section 2904(b) (relating to procedure).

Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).

Section 7104(b)(3) (relating to procedure).

(b)

EXCEPTIONS.--

(1)

Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares shall not have the right to dissent and obtain payment of the fair value of the shares under this subchapter if, on the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on or on the date of the first public announcement that such a plan has been approved by the shareholders by consent without a meeting, the shares are either:

(i)

listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

(ii)

held beneficially or of record by more than 2,000 persons.

(2)

Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

(i)

(Repealed.)

(ii)

Shares of any preferred or special class or series unless the articles, the plan or the terms of the transaction entitle all shareholders of the class or series to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class or series.

(iii)

Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

(3)

The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

(c)

GRANT OF OPTIONAL DISSENTERS RIGHTS.-- The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights.

(d)

NOTICE OF DISSENTERS RIGHTS.-- Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

(4)

a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

(5)

a copy of this subchapter.

(e)

OTHER STATUTES.-- The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

(f)

CERTAIN PROVISIONS OF ARTICLES INEFFECTIVE.-- This subchapter may not be relaxed by any provision of the articles.

(g)

COMPUTATION OF BENEFICIAL OWNERSHIP.-- For purposes of subsection (b)(1)(ii), shares that are held beneficially as joint tenants, tenants by the entireties, tenants in common or in trust by two or more persons, as fiduciaries or otherwise, shall be deemed to be held beneficially by one person.

(h)

CROSS REFERENCES.-- See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished), 1763(c) (relating to determination of shareholders of record) and 2512 (relating to dissenters rights procedure).

§ 1572. Definitions

The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

“CORPORATION.” The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which one or more of the resulting corporations is the successor corporation for the purposes of this subchapter. The designated successor corporation or corporations in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

“DISSENTER.” A shareholder who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

“FAIR VALUE.” The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

“INTEREST.” Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

“SHAREHOLDER.” A shareholder as defined in section 1103 (relating to definitions) or an ultimate beneficial owner of shares, including, without limitation, a holder of depository receipts, where the beneficial interest owned includes an interest in the assets of the corporation upon dissolution.

§ 1573. Record and beneficial holders and owners

(a)

RECORD HOLDERS OF SHARES.-- A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

(b)

BENEFICIAL OWNERS OF SHARES.-- A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

§ 1574. Notice of intention to dissent

If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

§ 1575. Notice to demand payment

(a)

GENERAL RULE.-- If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

(1)

State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

(2)

Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

(3)

Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

(4)

Be accompanied by a copy of this subchapter.

(b)

TIME FOR RECEIPT OF DEMAND FOR PAYMENT.-- The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

§ 1576. Failure to comply with notice to demand payment, etc.

(a)

EFFECT OF FAILURE OF SHAREHOLDER TO ACT.-- A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

(b)

RESTRICTION ON UNCERTIFICATED SHARES.-- If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

(c)

RIGHTS RETAINED BY SHAREHOLDER.-- The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

§ 1577. Release of restrictions or payment for shares

(a)

FAILURE TO EFFECTUATE CORPORATE ACTION.-- Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

(b)

RENEWAL OF NOTICE TO DEMAND PAYMENT.-- When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

(c)

PAYMENT OF FAIR VALUE OF SHARES.-- Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

(1)

The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

(2)

A statement of the corporation’s estimate of the fair value of the shares.

(3)

A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

(d)

FAILURE TO MAKE PAYMENT.-- If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

§ 1578. Estimate by dissenter of fair value of shares

(a)

GENERAL RULE.-- If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter’s shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

(b)

EFFECT OF FAILURE TO FILE ESTIMATE.-- Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

§ 1579. Valuation proceedings generally

(a)

GENERAL RULE.-- Within 60 days after the latest of:

(1)

effectuation of the proposed corporate action;

(2)

timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

(3)

timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

(b)

MANDATORY JOINDER OF DISSENTERS.-- All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

(c)

JURISDICTION OF THE COURT.-- The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

(d)

MEASURE OF RECOVERY.-- Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

(e)

EFFECT OF CORPORATION’S FAILURE TO FILE APPLICATION.-- If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation’s estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

§ 1580. Costs and expenses of valuation proceedings

(a)

GENERAL RULE.-- The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

(b)

ASSESSMENT OF COUNSEL FEES AND EXPERT FEES WHERE LACK OF GOOD FAITH APPEARS.-- Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

(c)

AWARD OF FEES FOR BENEFITS TO OTHER DISSENTERS.-- If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

APPENDIX C

Danielson Capital, LLC

8300 Boone Blvd, Suite 200

Vienna, Virginia 22182

(703) 564-9121 phone

(703) 564-9125 fax

February 8, 2007

Board of Directors

American Bank Incorporated

4029 West Tilghman Street

Allentown, PA 18104

Dear Board of Directors;

Set forth herein is Danielson Capital LLC’s (“Danielson”) opinion as of February 8, 2007 as to the “fairness” of the offer by American Bank Incorporated (“American” or the “Bank”) of Allentown, Pennsylvania to repurchase common stock issued by the Bank from shareholders owning below a certain number of shares in conjunction with a going private transaction (“GPT”). The goal of the GPT is to reduce the number of shareholders below the legal threshold which would allow the Bank to de-register with the Securities and Exchange Commission (“SEC”). In this opinion, fair market value is defined as the price at which American common stock shares would change hands between a willing seller and a willing buyer, each having reasonable knowledge of the relevant facts. This fairness opinion does not take into account the “sale” value of the Bank in which there would be a premium paid for a change in control.

In preparing this opinion, Danielson considered: (i) the markets served by the Bank, (ii) the financial condition and performance of the Bank, (iii) the outlook for the banking industry, (iv) the dividend paying capacity of the Bank, (v) the size of the block of stock to be repurchased, (vi) comparisons to the pricing multiples of other banks and thrifts that have their stock actively traded in a free and open market, either on an exchange or over the counter and (vii) any other unique characteristics.

This opinion is partly based on data supplied to us by American, and some public information which is believed to be reliable, but the accuracy or completeness of such information cannot be guaranteed. In particular, this opinion assumes that there are no significant loan problems beyond what has been stated in the most recent reports to the regulatory agencies.

In determining the fair value at which to repurchase shares of the Bank’s common stock in a GPT, primary emphasis has been given to the stock prices of comparable banking companies and how American differs from them. This analysis was supported by recent trades in American stock. Based on these comparisons and an analysis of the Bank’s financial condition, future prospects and unique characteristics, it has been determined that as of February 8, 2007, any price from $9.00 to $9.14 per share is the fair value price range for American to repurchase its common stock in conjunction with a GPT.

Subsequent to receiving this valuation analysis, the Board determined a repurchase price of $9.10 per share. As this price is within the fair value price range determined in the valuation analysis, it is our opinion that it is a fair price for American, its shareholders who are above the threshold for the GPT, and shareholders below the threshold who will receive, or elect to receive, cash.

Respectfully submitted,

David G. Danielson
President
Danielson Capital, LLC

C-1

APPENDIX D

ARTICLES OF AMENDMENT

OF THE

ARTICLES OF INCORPORATION OF

AMERICAN BANK INCORPORATED

Pursuant to Sections 1522 and 1915 of the Pennsylvania Business Corporation Law, American Bank Incorporated (the “Corporation”) hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation with the Pennsylvania Secretary of State:

1. Article IV of the Articles of Incorporation of the Corporation shall be amended by adding a new paragraph E as follows:

E.

Series A Preferred Stock. The class of shares of preferred stock hereby authorized shall be designated the “Series A Preferred Stock.” The terms, preferences, limitations and relative rights of the Series A Preferred Stock are as follows:

(1)

Rank. The Series A Preferred Stock, with respect to dividend rights and rights of liquidation, dissolution or winding up of the Corporation, ranks senior to the Common Stock and all of the classes and series of equity securities of the Corporation, other than any classes or series of equity securities of the Corporation subsequently issued ranking on a parity with, or senior to, the Series A Preferred Stock, as to dividend rights, and rights of liquidation, dissolution or winding up of the Corporation. The relative rights and preferences of the Series A Preferred Stock may be subordinated to the relative rights and preferences of holders of subsequent issues of other classes or series of preferred stock and equity securities of the Corporation designated by the Board of Directors. The Series A Preferred Stock is junior to indebtedness issued from time to time by the Corporation, including notes and debentures.

(2)

Number of Shares in Series. The number of authorized shares of Series A Preferred Stock shall be 500,000 shares.

(3)

Voting Rights. Holders of Series A Preferred Stock are entitled to vote only (i) as required by law and (ii) upon any merger, acquisition of all or substantially all of the capital stock or assets of the Corporation, or other business combination involving the Corporation, in which the holders of Common Stock are entitled to vote. On those matters on which the holders of the Series A Preferred Stock are entitled to vote, the holders have the right to one vote for each such share of Series A Preferred Stock held, and the votes shall be counted cumulatively with those votes cast by holders of the Common Stock, except to the extent approval is required by a separate class under applicable law.

(4)

Dividend Rights. The holders of shares of Series A Preferred Stock shall be entitled to a preference in the distribution of dividends, when and if declared by the Board of Directors, and shall receive out of any assets of the Corporation legally available therefore such dividends prior to the payment of any dividends to the holders of the Common Stock and in the same per share amount as paid to holders of Common Stock. The shares of Series A Preferred Stock shall be non-cumulative with respect to dividends, and the Corporation shall have the right to waive the declaration of payment of dividends. Any dividends waived by the Corporation shall not accumulate to future periods and shall not represent a contingent liability of the Corporation.

(5)

Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of Series A Preferred Stock shall be entitled to be paid in full (on a per share basis) the greater of the net tangible book value of the shares of Common Stock determined under generally accepted accounting principals assuming for this purpose that all outstanding shares of Series A Preferred Stock are first converted into shares of Common Stock on a share for share basis; the amount paid per share to the holders of Common Stock; or the sum of $5.72 per share. To the extent such payment shall have been made in full to the holders of the Series A

Preferred Stock, all other series of duly authorized preferred stock and any other stock ranking on a parity with the Series A Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the junior stock, according to their respective rights and preferences and in each case according to their respective shares. If upon liquidation, dissolution or winding up, the amounts so payable are not paid in full to the holders of all outstanding shares of Series A Preferred Stock, and all other shares on a parity with the Series A Preferred Stock, then the holders of Series A Preferred Stock and all other shares on a parity with the Series A Preferred Stock, share ratably in any distribution of assets in proportion to the full amounts to which they would otherwise be respectively entitled. Neither a Change of Control (as hereinafter defined) nor any purchase or redemption of stock of the Corporation of any class shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of the provisions of this section E.(5).

(6)

Redemption Rights. None.

(7)

Callability. The Series A Preferred Stock shall be callable in the aggregate at the exclusive option of the Corporation upon written notice to the holders thereof any time after the fifth (5th) anniversary following the date of issuance. In the event shares of Series A Preferred Stock shall be called pursuant to this Section E.(7), the holders thereof shall have their shares converted into shares of Common Stock, on the basis of one share of Common Stock for each share of Series A Preferred Stock.

(8)

Convertibility. The Series A Preferred Stock shall automatically convert into shares of the Corporation’s Common Stock, on the basis of one share of Common Stock for each share of Series A Preferred Stock, immediately prior to the closing of a Change of Control (as hereinafter defined); provided, however, that such conversion shall be conditioned upon closing of any such Change of Control, and the holder entitled to receive the Common Stock upon conversion of the Series A Preferred Stock shall be deemed to have converted such shares of Series A Preferred Stock immediately prior to the closing of such Change of Control. If the shares of Series A Preferred Stock shall be converted into Common Stock pursuant to this section E.(8), the shares which are converted shall be cancelled and shall not be issuable by this Corporation thereafter.

(9)

Preemptive Rights. Holders of Series A Preferred Stock shall not have as a matter of right any preemptive or preferential right to subscribe for, purchase, receive, or otherwise acquire any part of any new or additional issue of stock of any class, whether now or hereafter authorized, or of any bonds, debentures, notes, or other securities of the Corporation, whether or not convertible into shares of stock of the Corporation.

(10)

Antidilution Adjustments. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of any other corporation by reason of any merger, consolidation, liquidation, reclassification, recapitalization, stock split up, combination of shares, or stock dividend, appropriate adjustment shall be made by the Board of Directors of the Corporation in the number, and relative terms, of the shares of Series A Preferred Stock.

(11)

Transfer Rights. A holder of Series A Preferred Stock may transfer the ownership of his or her Series A Preferred Stock, whether by sale, gift, bequest or other legal means of transfer.

(12)

Definitions. As used herein with respect to the Series A Preferred Stock, the following terms have the following meanings:

a.

The term “Change of Control” means any of the following:

i.

A purchase or other acquisition by any person, entity or group of persons (within the meaning of section 13 (d) or 14 (d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any comparable successor provisions), directly or indirectly, which results in the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of such person, entity or group of persons equaling 50% or more of the combined voting power of the then outstanding voting securities of the

Corporation entitled to vote generally in the election of directors (“Voting Securities”); excluding, however, (x) any acquisition by the Corporation or any subsidiary or affiliate of the Corporation, and (y) any acquisition by any employee benefit plan or related trust sponsored or maintained by the Corporation or any subsidiary or affiliate of the Corporation (z) any acquisition or further acquisition by any person, entity or group of persons (including any affiliates of any of the foregoing) who owned as of the date of adoption of the Articles of Amendment by the Board of Directors of the Corporation, more than 25% of the issued and outstanding shares of Common Stock of the Corporation;

ii.

A merger, reorganization or consolidation to which the Corporation is a party, or a sale or other disposition of all or substantially all of the assets of the Corporation (each, a “Corporate Transaction”); excluding however, any Corporate Transaction pursuant to which (x) persons who were security holders of the Corporation immediately prior to such Corporate Transaction do (solely because of their Voting Securities owned immediately prior to the Corporate Transaction) own immediately thereafter more than 50% of the combined voting power entitled to vote in the election of directors of the then outstanding securities of the Corporation surviving the Corporate Transaction and (y) individuals who constitute the incumbent board of the Corporation will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of the Corporation surviving such Corporate Transaction; or

iii.

Approval by the security-holders of the Corporation of a plan of complete liquidation or dissolution of the Corporation.

b.

The term “parity stock” means all Series A Preferred Stock, and any other class of stock of the Corporation hereafter duly authorized, which ranks on a parity with the Series A Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

c.

The term “junior stock” shall mean the Common Stock and any other class of stock of the Corporation hereafter duly authorized over which the Series A Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up.

(13)

Limitations of Rights. Holders of shares of Series A Preferred Stock shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

(14)

Each share of Series A Preferred Stock shall be identical in all respects. When payment of the consideration for which shares of Series A Preferred Stock are to be issued shall have been received by the Corporation, such shares shall be deemed to be fully paid and nonassessable.

(15)

Notices. All notices required or permitted to be given by the Corporation with respect to the Series A Preferred Stock shall be in writing, and if delivered by first class United States mail, postage prepaid, to the holders of the Series A Preferred Stock at their last addresses as they shall appear upon the books of the Corporation, shall be conclusively presumed to have been duly given, whether or not the shareholder actually receives such notice; provided, however, that failure to duly give such notice by mail, or any defect in such notice, to the holders of any stock called by the Corporation pursuant to the provisions hereof, shall not affect the validity of the proceedings for the call of any shares of Series A Preferred Stock.

APPENDIX E

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 10-KSB

                                ----------------

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

    ACT OF 1934

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

    ACT OF 1934

          For the transaction period from ____________ to ____________

                         Commission File Number: 0-31246

                                ----------------

                           AMERICAN BANK INCORPORATED

                 (Name of Small Business Issuer in its Charter)

                                ----------------

                PENNSYLVANIA                                  01-0593266

       (State or Other Jurisdiction of                     (I.R.S. Employer

        Incorporation or Organization)                  Identification Number)

4029 WEST TILGHMAN STREET, ALLENTOWN, PENNSYLVANIA               18104

    (Address of Principal Executive Office)                    (Zip Code)

                                 (610) 366-1800

               (Registrant's Telephone Number including area code)

          Securities Registered Pursuant to Section 12(b) of the Act:

                                                            Name of Each

Title of each Class                                 Exchange on Which Registered

-------------------                                 ----------------------------

COMMON STOCK, PAR VALUE $0.10 PER SHARE             THE NASDAQ STOCK MARKET, LLC

          Securities Registered Pursuant to Section 12(g) of the Act:

                                      NONE

                                      ----

         Check whether the issuer is not required to file reports pursuant to

Section 13 or 15(d) of the Exchange Act. [ ]

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of

1934 during the preceding twelve months (or for such shorter period that the

Registrant was required to file reports) and (2) has been subject to such requirements for the past 90 days.

(1)  YES  [X]       NO  [ ]

(2)  YES  [X]       NO  [ ]

         Check if there is no disclosure of delinquent filers in response to

Item 405 of Regulation S-B contained in this report, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendments to this Form 10-KSB. [ ]

         The Registrant's revenues for the year ended December 31, 2006 were

$29.0 million.

         As of March 19, 2007, there were 5,948,157 shares issued and outstanding of the Registrant's Common Stock. The aggregate market value of the voting stock held by non-affiliates of the Registrant, computed by reference to the closing price of the Common Stock as of March 19, 2007 was $14.8 million.

         Indicate by check mark whether the Registrant is a shell company (as

defined in Rule 12b-2 of the Exchange Act). [ ] YES   [X] NO

         Transitional Small Business Disclosure Format:  YES [ ]    NO  [X]

                       DOCUMENTS INCORPORATED BY REFERENCE

1. Portions of Annual Report to Stockholders (Parts II and IV)

2. Proxy Statement for the 2007 Annual Meeting of Stockholders (Part III)

================================================================================

                                     PART I

ITEM 1.  BUSINESS

AMERICAN BANK INCORPORATED

         American Bank Incorporated was organized in August 2001 at the direction of the Board of Directors of American Bank for the purpose of acting as the stock holding company of American Bank. American Bank Incorporated's assets consist primarily of its investment in American Bank of $41.4 million.

American Bank Incorporated's principal business is overseeing and directing the business of American Bank. At December 31, 2006, American Bank Incorporated had

total consolidated assets of $504.6 million, total deposits of $369.0 million and stockholders' equity of $34.2 million.

         American Bank Incorporated's office is located at 4029 West Tilghman

Street, Allentown, Pennsylvania 18104. Its telephone number is (610) 366-1800.

AMERICAN BANK

         American Bank commenced full-service banking activities in June 1997,

and operates from a 23,700 square-foot banking center and executive office in

Allentown, Pennsylvania. While American Bank currently services its customers from a single location, we may, in the future, develop additional branches.

American Bank's local service area primarily includes Lehigh and Northampton counties, along with portions of Berks, Bucks and Montgomery counties, in

Pennsylvania. American Bank has rapidly established and intends to continue to develop market recognition, along with growth in both customers and accounts, by delivering friendly, dedicated and knowledgeable customer service, high-quality banking products and related financial services and attractive interest rates.

American Bank's products are strengthened by an absence of many service and maintenance fees common among other financial institutions.

         Our principal business is attracting deposits from the general public and using those deposits, together with borrowings and other funds, to originate loans and to purchase investment securities. We offer a comprehensive menu of deposit and loan products for consumer, business, institutional and governmental customers, including interest-bearing checking and money market accounts,

savings accounts, certificates of deposit and individual retirement accounts. We also engage in mortgage banking activities, which include the origination,

purchase and, in certain instances, subsequent sale of residential mortgage loans.

         AmericanBank Online and pcbanker.com are registered trademarks of

American Bank and the brand names for Internet banking and financial services provided by American Bank. Through AmericanBank Online and pcbanker.com,

American Bank delivers convenience through innovative technology, absent the restrictions of time and geography, by offering a broad menu of real-time,

web-browser based Internet banking and financial services. As America's first

"Nationwide Community Bank," American Bank offers the convenience of Internet banking with the "old-fashioned" service expected from a traditional community bank. By incorporating current technology and the resulting economies of scale,

the Bank offers some of the best interest rates in the country on both deposit and loan products, delivered with a premier level of service.

         American Bank's office is located at 4029 West Tilghman Street,

Allentown, Pennsylvania 18104. Its telephone number is (610) 366-1800.

LENDING ACTIVITIES

         American Bank concentrates its lending activities on commercial mortgage loans, commercial business loans, commercial construction loans and consumer loans, including home equity loans, home equity lines of credit, and conventional first mortgage loans secured by one- to four-family properties. A substantial portion of our loan portfolio is secured by commercial and residential real estate, either as primary or secondary collateral, located in our local market area. We also purchase adjustable-rate residential mortgage loans on a nationwide basis.

         LOAN PORTFOLIO COMPOSITION. The following information details the composition of our loan portfolio in dollar amounts and in percentages (before deductions for deferred fees and costs, and allowance for losses) as of the dates indicated:

                                                               AT DECEMBER 31,

                    -----------------------------------------------------------------------------------------------------

                           2006                 2005                2004                 2003                 2002

                    ------------------   ------------------  ------------------   ------------------   ------------------

                     AMOUNT    PERCENT    AMOUNT    PERCENT   AMOUNT    PERCENT    AMOUNT    PERCENT    AMOUNT    PERCENT

                    --------   -------   --------   -------  --------   -------   --------   -------   --------   -------

                                                              (IN THOUSANDS)


Real Estate Loans:

Commercial(1)       $155,870    48.26%   $134,191    44.13%  $ 108,702   44.44%  $ 96,609     46.66%  $ 65,569    47.89%

Residential(2)        90,213    27.93      93,411    30.72      72,840   29.78     53,393     25.79     32,344    23.62

                    --------   ------    --------   ------   ---------  ------   --------    ------   --------   ------

   Total real

     estate loans    246,083    76.19     227,602    74.85     181,542   74.22    150,002     72.45     97,913    71.51

                    --------   ------    --------   ------   ---------  ------   --------    ------   --------   ------

Other Loans:

Consumer loans(3)     17,207     5.33      18,265     6.01      18,804    7.69     15,098      7.29     13,762    10.05

Commercial            59,707    18.48      58,184    19.14      44,254   18.09     41,937     20.26     25,249    18.44

                    --------   ------    --------   ------   ---------  ------   --------    ------   --------   ------

   Total other

     loans            76,914    23.81      76,449    25.15      63,058   25.78     57,035     27.55     39,011    28.49

                    --------   ------    --------   ------   ---------  ------   --------    ------   --------   ------

Total loans

  receivable         322,997   100.00%    304,051   100.00%    244,600  100.00%   207,037    100.00%   136,924   100.00%

                    --------   ======    --------   ======   ---------  ======   --------    ======   --------   ======

Less:

Deferred (fees)

  and costs              706                  736                  516                207                 (239)

Allowance for

  loan losses         (3,734)              (3,393)              (2,768)            (2,412)              (1,759)

                    --------             --------            ---------           --------             --------

  Total loans

    receivable,

    net             $319,969             $301,394            $ 242,348           $204,832             $134,926

                    ========             ========            =========           ========             ========

------------

(1)  Commercial real estate loans include commercial construction and multi-family residential real estate loans.

(2)  Residential real estate loans include one- to four-family real estate loans and residential construction loans.

(3)  Consumer loans include home equity loans and home equity lines of credit.

         LOAN APPROVALS. Loan approvals are made in accordance with a policy that includes delegated authorities approved by the Board of Directors. Loans are approved at various management levels up to and including the Board of

Directors, depending on the amount of the loan. Generally, loans of $1,500,000 or less may be approved by one or more authorized senior officers, as provided by policy. Loans over $1,500,000 require approval by the Loan Committee or by the Board of Directors.

         COMMERCIAL REAL ESTATE LOANS. American Bank originates mortgage loans for the acquisition and refinancing of commercial real estate properties. At

December 31, 2006, $155.9 million, or 48.3% of American Bank's total loan portfolio consisted of loans secured by commercial real estate properties, which include multi-family residential real estate loans, owner occupied commercial real estate loans and non-owner occupied commercial real estate loans. The majority of our commercial real estate loans are secured by office buildings,

manufacturing facilities, distribution/warehouse facilities, and retail centers,

which are generally located in our local market area. The interest rates for our commercial real estate loans generally adjust at one- to five-year intervals,

and are typically renegotiated at the end of such period or automatically converted to a floating interest rate. The loans generally have a five-year term with an amortization period of no greater than twenty years. At December 31,

2006, the largest such loan had a balance of $5.4 million. At that date we had no commercial real estate loans that were delinquent in excess of 30 days.

         American Bank generally requires appraisals of the properties securing commercial real estate loans. Appraisals are performed by an independent appraiser designated by American Bank and all appraisals are reviewed by management. American Bank considers the quality and location of the real estate,

the credit of the borrower, the cash flow of the project and the quality of management involved with the property.

         Loan-to-value ratios on our commercial real estate loans are generally limited to 80% of the appraised value of the secured property. As part of the criteria for underwriting commercial real estate loans, we generally impose a debt service coverage ratio (the ratio of net operating income before payment of debt service compared to debt service) of not less than 1.2-to-1. It is also our general practice to obtain personal guarantees from the principals of our corporate borrowers on commercial real estate loans.

         Loans secured by commercial real estate typically have higher balances and are more difficult to evaluate and monitor and, therefore, involve a greater degree of credit risk than other types of loans. If the estimate of value proves to be inaccurate, the property may not provide us with full repayment in the event of default and foreclosure. Because payments on these loans are often dependent on the successful development, operation, and management of the properties, repayment of these loans may be affected by adverse conditions in the real estate market or the economy. American Bank seeks to minimize these risks by limiting the maximum loan-to-value ratio and strictly scrutinizing the financial condition of the borrower, the quality of the collateral and the management of the property securing the loan. American Bank also generally obtains loan guarantees from financially capable parties based on a review of personal financial statements.

         MULTIFAMILY RESIDENTIAL REAL ESTATE LENDING. American Bank originates mortgage loans secured by multifamily dwelling units (more than four units). At

December 31, 2006, $15.7 million, or 5.2% of our total loan portfolio consisted of loans secured by multifamily residential real estate (multifamily residential real estate loans are included in commercial real estate loans in the loan portfolio composition table above). The majority of our multifamily residential real estate loans are secured by apartment buildings located in the Bank's local market area. The interest rates for our multifamily residential real estate loans generally adjust at one- to five-year intervals, with the rate to be negotiated at the end of such term or to automatically convert to a floating interest rate. These loans generally have a five-year term with an amortization period of no more than twenty years. At December 31, 2006, the largest such loan had a balance of $2.6 million. At that date, we had no multifamily residential real estate loans that were delinquent in excess of 30 days.

         ONE- TO FOUR-FAMILY REAL ESTATE MORTGAGE LENDING. American Bank

originates loans secured by first mortgages on existing or new construction,

one- to four-family residences located in its local market area. We may purchase one- to four-family real estate loans, primarily adjustable-rate mortgages, from other lenders. The loans purchased are of similar credit quality and meet substantially similar credit standards as loans we originate. We monitor this portfolio for geographic concentrations. At December 31, 2006, $90.2 million, or

27.9% of American Bank's total loans receivable, consisted of one- to four-family residential real estate and construction loans. We originated $14.6 million, $21.2 million and $15.0 million of one- to four-family residential mortgage and construction loans for the years ended December 31, 2006, 2005 and

2004, respectively. We purchased adjustable rate one- to four-family residential mortgages of $2.9 million, $16.9 million and $26.1 million during the years ended December 31, 2006, 2005 and 2004, respectively. At December 31, 2006,

American Bank had no mortgage loans secured by one- to four-family real estate that were delinquent in excess of 30 days.

         Generally, our fixed-rate one- to four-family mortgage loans have maturities ranging from ten to 30 years and are fully amortizing, with monthly payments sufficient to repay the total amount of the loan with interest by the end of the loan term. Due to the inherent interest rate risk associated with holding long-term assets, we have historically sold a substantial portion of the fixed-rate residential mortgage loans we originate. During the years ended

December 31, 2006, 2005 and 2004, we sold $10.4 million, $13.8 million and $10.8 million of fixed-rate one- to four-family mortgage loans, respectively. However,

depending on interest rates, we may keep fixed-rate mortgages in our portfolio.

Our residential mortgage loans customarily include "due on sale" clauses, which gives us the right to declare a loan immediately due and payable in the event the borrower sells or otherwise disposes of the real property subject to the mortgage and the loan has not been paid in full.

         American Bank originates and purchases adjustable-rate mortgage ("ARM")

loans at rates and terms competitive with market conditions. At December 31,

2006, $71.2 million, or 22.0% of our total loan portfolio, was comprised of residential ARM loans and subject to periodic interest rate adjustments. We typically originate and purchase ARM loans primarily for our own portfolio. Our

ARM loans provide for an initial interest rate period, which may be from one to ten years. After the initial interest rate period the loans adjust every year and are based on the one-year U.S. Treasury constant maturity index plus a margin. Our ARM loans are typically based on up to a 30-year amortization schedule. For one-year ARM loans, we qualify the borrowers at the initial rate plus 2%. For all other ARM loans, we qualify the borrowers at the initial rate.

Our current ARM loans do not provide for negative amortization. American Bank's

ARM loans generally provide for initial, ongoing, and lifetime interest rate caps and may include discounted or "teaser" initial interest rates that may be more than 2% below the interest rate to which the loan would adjust at the first interest adjustment date, based on the market rates of interest at the time the loan was originated or purchased. The retention of ARM loans in our loan portfolio helps reduce our exposure to changes in interest rates.

         RESIDENTIAL CONSTRUCTION LENDING. American Bank originates residential construction loans to individuals who have a contract with an approved builder for the construction of their residence. As of December 31, 2006, $7.5 million,

or 2.5%, of our total loan portfolio consisted of residential construction loans. Our construction loans are generally secured by property located in our primary market area. Construction loans to individuals are generally originated pursuant to the same policy regarding loan-to-value ratios as are used in connection with loans secured by one- to four-family residential real estate. At

December 31, 2006, we had no residential construction loans that were delinquent in excess of 30 days.

         CONSUMER LENDING. American Bank originates a variety of consumer loans primarily on a secured basis. The loans are generally originated in our local market area, however, we currently originate consumer loans (primarily home equity loans) throughout the Commonwealth of Pennsylvania through pcbanker.com.

Our business plan provides for continued growth in originating and closing home equity loan products throughout the Commonwealth of Pennsylvania. Consumer loans include home equity loans, home equity lines of credit, loans secured by certificates of deposit, savings accounts, automobiles and unsecured personal loans. Our home equity loans are typically secured by a first or second mortgage on residential property and have repayment terms ranging from one year to 15 years. American Bank's home equity lines of credit are also secured, typically by a first or second mortgage on residential property, and have variable interest rates that are tied to The Wall Street Journal prime lending rate (the

"Prime Rate"), which may adjust daily. These loans generally mature in 15 years or less. Other consumer loans are made with fixed interest rates and have terms that generally do not exceed five years. At December 31, 2006, consumer loans amounted to $17.2 million, or 5.3% of the total loan portfolio. At that date, we had six consumer loans that were delinquent in excess of 30 days.

         At December 31, 2006, the largest component of the consumer loan portfolio consisted of fixed-rate home equity loans, which totaled $11.1 million, or 3.4% of the total loan portfolio. At December 31, 2006, outstanding balances of variable-rate home equity lines of credit totaled $1.2 million with total unused commitments of $5.4 million.

         American Bank views consumer lending as an important part of its business, as consumer loans generally have shorter terms and higher yields than fixed-rate residential mortgage loans, thus reducing exposure to changes in interest rates. In addition, we believe that offering consumer loans helps to expand and create stronger ties to our customer base. Subject to market conditions, we intend to continue emphasizing consumer lending. Consumer loans entail greater credit risk than one- to four-family residential mortgage loans,

particularly in the case of consumer loans that are unsecured or secured by rapidly depreciating assets. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss,

or depreciation. The remaining deficiency often does not warrant further substantial collection efforts against the borrower, beyond obtaining a deficiency judgment. In addition, consumer loan collections are dependent on the borrower's financial stability and may be adversely affected by job loss,

divorce, illness or personal bankruptcy. Furthermore, the application of various

Federal and state laws, including Federal and state bankruptcy and insolvency laws, may limit the amount that can be recovered on such loans. Home equity loans have greater credit risk than one- to four-family residential mortgage loans because they often are secured by mortgages subordinated to the existing first mortgage on the property, which we may or may not hold.

         American Bank's underwriting procedures for consumer loans include an assessment of the applicant's credit history and the ability to meet existing and proposed debt obligations. Although the applicant's creditworthiness is the primary consideration, the underwriting process also includes a comparison of the value of the collateral, if any, to the proposed loan amount. We generally underwrite and originate our consumer loans internally, which we believe limits our exposure to credit risks associated with loans underwritten or purchased from brokers and other external sources.

         COMMERCIAL LOANS. American Bank originates commercial loans, which are frequently secured by real estate, although the decision to grant a commercial loan depends primarily on the creditworthiness and cash flow of the borrower,

and secondarily on the value of and ability to liquidate the collateral. We generally require annual financial statements and Federal tax returns from our corporate borrowers, and personal guarantees from the business principals. We also generally require an appraisal of any real estate that secures the loan.

Our portfolio of commercial business loans as of December 31, 2006, had a balance of $59.7 million, which represented 18.5% of the total loan portfolio.

On that date, the largest such loan had a balance of $3.6 million. As of

December 31, 2006, American Bank had no commercial business loans that were delinquent in excess of 30 days.

         Commercial lending generally involves greater credit risk than residential mortgage or consumer lending, and involves risks that are different from those associated with commercial real estate lending. Although commercial loans may be collateralized by equipment or other business assets, the liquidation of collateral in the event of a borrower default may represent an insufficient source of repayment because equipment and other business assets may, among other things, be obsolete or of limited use. Accordingly, the repayment of a commercial loan depends primarily on the creditworthiness and projected cash flow of the borrower (and any guarantors), while liquidation of collateral is considered a secondary source of repayment.

         MATURITY OF LOAN PORTFOLIO. The following table sets forth certain information at December 31, 2006, regarding the dollar amount of loans maturing in our portfolio based on their contractual terms to maturity, but does not include scheduled payments or potential prepayments. Demand loans, overdraft loans and loans having no stated schedule of repayments and no stated maturity,

are reported as becoming due within one year. Loan balances do not include undisbursed loan proceeds, unearned discounts, unearned income, and allowance for loans losses. Mortgages that have adjustable or renegotiable interest rates are shown as maturing in the period during which the interest rate adjusts. The table does not reflect the effects of enforcement of due-on-sale clauses.

                                      MULTI-FAMILY

                                          AND           CONSTRUCTION

                      ONE- TO         COMMERCIAL             AND                             COMMERCIAL

                    FOUR-FAMILY       REAL ESTATE        DEVELOPMENT        CONSUMER          BUSINESS            TOTAL

                  --------------    ---------------    --------------    --------------    --------------    ---------------

                          WEIGHTED           WEIGHTED          WEIGHTED          WEIGHTED          WEIGHTED           WEIGHTED

                          AVERAGE            AVERAGE           AVERAGE           AVERAGE           AVERAGE            AVERAGE

                   AMOUNT   RATE     AMOUNT    RATE     AMOUNT   RATE     AMOUNT   RATE     AMOUNT   RATE     AMOUNT    RATE

                  -------   ----    --------   ----    -------   ----    -------   ----    -------   ----    --------   ----

                                                             (DOLLARS IN THOUSANDS)

Due During

  Years Ending

  December 31,

2007              $ 5,808   6.10%   $  9,653   6.65%   $13,629   7.07%   $ 4,742   7.06%   $39,306   7.72%   $ 73,138    7.29%

2008 to 2011       57,232   5.23      85,571   6.13      1,313   7.36      3,578   5.46     19,095   6.87     166,789    5.90

2012 and beyond    26,041   5.68      46,836   6.25         --     --      8,887   6.43      1,306   6.99      83,070    6.10

                  -------   ----    --------   ----    -------   ----    -------   ----    -------   ----    --------    ----

Total             $89,081   5.42%   $142,060   6.20%   $14,942   7.09%   $17,207   6.40%   $59,707   7.43%   $322,997    6.27%

                  =======   ====    ========   ====    =======   ====    =======   ====    =======   ====    ========    ====

         The total amount of loans due after December 31, 2007, that have predetermined interest rates is $76.2 million, while the total amount of loans due after this date that have floating or adjustable interest rates is $173.7 million.

PROBLEM ASSET CLASSIFICATION PROCEDURES

         NON-PERFORMING ASSETS AND DELINQUENCIES. When a borrower fails to make a required payment on a loan, we attempt to cure the deficiency by contacting the borrower and seeking the payment. Late notices are mailed no more than 16 days after the payment is due. In most cases, deficiencies are cured promptly.

If a delinquency continues, additional contact is made through written notice and direct contact from an assigned account officer. American Bank will remain in continual contact with the borrower and, if needed, will attempt to work out a payment schedule acceptable to us and the borrower. While we generally prefer to work with borrowers to resolve such problems, we will institute foreclosure or other proceedings, as necessary, to minimize any potential loss.

         Loans are generally placed on non-accrual status if, in the opinion of management, principal or interest payments are not likely to be made in accordance with the terms of the loan agreement, or when principal or interest is past due more than 90 days. Interest accrued but not collected at the date the loan is placed on non-accrual status is reversed against income in the current period. Loans may be reinstated to accrual status when payments are less than 90 days past due and, in the opinion of management, collection of the remaining balance can be reasonably expected. The Board of Directors is informed monthly of the status of all loans delinquent more than 15 days.

         During the year ended December 31, 2006 we charged off three loans totaling approximately $8,000. During the year ended December 31, 2005 we did not charge off any loans. During the year ended December 31, 2006 we classified one loan as non-performing and impaired but not requiring an impairment charge.

During the year ended December 31, 2005 we did not record any loan impairments.

At December 31, 2006, we had three loans classified as non-performing and in the process of being resolved. Two of the loans which are to one borrower were classified as non-performing and impaired in the year 2004. At December 31, 2006 we had four loans with unpaid balances of $249,000 that were delinquent more than 30 days and still accruing interest. At December 31, 2005, we had no loans delinquent more than 30 days and still accruing interest. At December 31, 2006 and 2005 we had no assets acquired in settlement of loans.

         REAL ESTATE ACQUIRED IN SETTLEMENT OF LOANS. Real estate acquired by

American Bank as a result of foreclosure or by deed in lieu of foreclosure would be classified as real estate acquired in settlement of loans until sold. At

December 31, 2006 we had no real estate acquired in settlement of loans.

         RESTRUCTURED LOANS. Under U.S. generally accepted accounting principles, American Bank is required to account for certain loan modifications or restructurings as "troubled debt restructurings." In general, the modification or restructuring of a debt constitutes a troubled debt restructuring if American Bank, for economic or legal reasons related to the borrower's financial difficulties, grants a concession to the borrower that we would not otherwise consider. Debt restructurings or loan modifications for a borrower do not necessarily always constitute troubled debt restructurings, and troubled debt restructurings do not necessarily result in non-accrual loans. We had no restructured loans as of December 31, 2006.

         ASSET CLASSIFICATION. The Pennsylvania Department of Banking and Board

of Governors of the Federal Reserve System have adopted various regulations regarding problem assets of banking institutions. The regulations require that each insured institution review and classify its assets on a regular basis. In addition, in connection with examinations of insured institutions, regulatory examiners have authority to identify problem assets and, if appropriate, require them to be classified. There are three classifications for problem assets:

"Substandard," "Doubtful," and "Loss." "Substandard" assets have one or more defined weaknesses and are characterized by the distinct possibility that

American Bank will sustain some loss if the deficiencies are not corrected.

"Doubtful" assets have the weaknesses of "Substandard" assets with the additional characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions, and values questionable, and there is a high probability of loss, although the amount of such loss may not be determinable at such time. An asset classified as "Loss" is considered uncollectible and of such little value that continuance as an asset of American Bank is not warranted. If an asset or portion thereof is classified as "Loss", we must establish a specific allowance for loss for the amount of the portion of the asset classified as "Loss." All or a portion of general loan loss allowances established to cover possible losses related to assets classified

"Substandard" or "Doubtful" can be included in determining our regulatory capital, while specific valuation allowances for loan losses generally do not qualify as regulatory capital. Assets that do not currently expose us to sufficient risk to warrant classification in one of the aforementioned categories but possess weaknesses are designated as "Special Mention" and monitored by us.

         At December 31, 2006, the aggregate amount of our assets classified as

"Special Mention" and "Substandard" were $1,746,200 and $-0-, respectively. No assets were classified as "Doubtful," and $39,000 of assets were classified as

"Loss."

         ALLOWANCE FOR LOAN LOSSES. American Bank has established a systematic methodology for the determination of provisions for loan losses. The methodology is set forth in a formal policy and takes into consideration the need for an overall general valuation allowance as well as specific allowances that are tied to individual loans.

         In originating loans, we recognize that losses will occur and that the risk of loss will vary with, among other things, the type of loan being made,

the creditworthiness of the borrower over the term of the loan, general economic conditions and, in the case of a secured loan, the quality of the collateral for the loan.

         The general valuation allowance is maintained to cover losses inherent in the loan portfolio. Management's periodic evaluation of the adequacy of the allowance is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral and current economic conditions, as such factors may be applicable. Specific valuation allowances are established to absorb losses on loans for which full collectibility cannot be reasonably assured.

         Our evaluation of the adequacy of the allowance for loan losses includes a review of all loans on at least a quarterly basis. For residential mortgage loans and consumer loans, the primary factors used to determine the adequacy of the allowance are delinquency, collateral value, general economic conditions and, where applicable, individual borrower information that is known to us. For commercial loans and commercial real estate loans the review includes financial performance of the borrower, payment history, collateral value,

general economic conditions and more specific economic conditions affecting specific industries or business activities of the borrowers within the portfolio segments.

         The amount of the general portion of the allowance for loan losses is determined by applying loss factors to the outstanding loans in the portfolio.

The amount of the factor applied to the loans is dependent upon the type of loan and management's assessment of the relative risk associated with that loan type.

The factors may change from time to time if conditions or events warrant such change. American Bank commenced operations in 1997, and as of December 31, 2006 had recorded losses on eight loans. In addition, we have had very limited amounts of loan delinquencies. As a result, we consider the past experience and knowledge of management.

         Management maintains an allowance for loan losses that it considers adequate based on the evaluation process that it performs on a quarterly basis.

As part of this process, management considers it appropriate to maintain a portion of the allowance that is based on credit quality trends, loan volume,

current economic trends and other uncertainties. This portion of the allowance for loan losses is reflected as the unallocated portion in the table below that indicates the distribution of the allowance.

         At December 31, 2006 and 2005, American Bank had an allowance for loan losses of approximately $3,734,000 and $3,393,000, respectively. Management believes that the allowance for loan losses at December 31, 2006 was adequate to absorb losses inherent in the portfolio at that date. Although management believes that it uses the best information available to make such determinations, future adjustments to the allowance for loan losses may be necessary, and the results of operations could be significantly and adversely affected if circumstances differ substantially from the assumptions used in making the determinations. Furthermore, while American Bank believes it has established its existing allowance for loan losses in accordance with U.S.

generally accepted accounting principles, there can be no assurance that the

Pennsylvania Department of Banking or the Board of Governors of the Federal

Reserve System, in reviewing our loan portfolio, will not request us to increase our allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that material increases will not be necessary should the quality of any loans deteriorate as a result of the factors discussed above. Any material increase in the allowance for loan losses may adversely affect American Bank's financial condition and results of operations.

         The following table sets forth an analysis of American Bank's allowance for loan losses.

                                                            YEARS ENDED

                                                            DECEMBER 31,

                                           ------------------------------------------------

                                            2006     2005       2004       2003      2002

                                           ------   -------    -------    -------   -------

                                                       (DOLLARS IN THOUSANDS)

Balance at beginning of year               $3,393   $2,768     $2,412     $1,759     $1,998

Provision for loan losses                     349      624        393        405        212

Recoveries                                     --        1          2        251          4

Charge-offs                                    (8)      --        (39)        (3)      (455)

                                           ------   ------     ------     ------     ------

Net (charge-offs) recoveries                   (8)       1        (37)       248       (451)

                                           ------   ------     ------     ------     ------

Balance at end of year                     $3,734   $3,393     $2,768     $2,412     $1,759

                                           ======   ======     ======     ======     ======

Ratio of net charge-offs (recoveries)

  during the year to average loans

  outstanding during the year                N.M.     N.M.       N.M.      (0.15)%     0.34%

                                           ======   ======     ======     ======     ======

Ratio of net charge-offs during the

  year to average non-performing assets      16.3%      --%      18.8%        --%        --%

                                           ======   ======     ======     ======     ======

         The allocation of our allowance for loan losses at the dates indicated

is summarized as follows. The portion of the allowance listed for a loan category can be used to off-set losses in the category and is not necessarily indicative of actual losses that could occur in the catagory:

                                                              DECEMBER 31,

                ------------------------------------------------------------------------------------------------------

                             2006                               2005                                2004

                -----------------------------      ------------------------------       ------------------------------

                                        PERCENT                           PERCENT                                PERCENT

                                       OF LOANS                           OF LOANS                              OF LOANS

                             LOAN      IN EACH                  LOAN      IN EACH                   LOAN        IN EACH

                AMOUNT      AMOUNTS    CATEGORY  AMOUNT OF    AMOUNTS     CATEGORY      AMOUNT     AMOUNTS      CATEGORY

               OF LOSS        BY       TO TOTAL    LOSS          BY       TO TOTAL      OF LOSS       BY        TO TOTAL

              ALLOWANCE    CATEGORY     LOANS    ALLOWANCE    CATEGORY     LOANS       ALLOWANCE   CATEGORY      LOANS

              ---------    --------    --------  ---------    --------    --------     ---------   --------     --------

                                                          (DOLLARS IN THOUSANDS)

Commercial      $ 816      $ 59,707      18.5%     $  781     $ 58,184       19.2%      $  600     $ 44,254       18.1%

Commercial

 mortgage        2,131      155,870      48.3       1,801      134,191       44.1        1,474      108,702       44.4

Residential

 mortgage          450       90,213      27.9         467       93,411       30.7          363       72,840       29.8

Consumer           125       17,207       5.3         163       18,265        6.0          161       18,804        7.7

Unallocated        212           --        --         181           --         --          170           --         --

                ------     --------    ------      ------     --------     ------       ------     --------     ------

 Total          $3,734     $322,997     100.0%     $3,393     $304,051      100.0%      $2,768     $244,600      100.0%

                ======     ========    ======      ======     ========     ======       ======     ========     ======

                                                DECEMBER 31,

              -----------------------------------------------------------------------------

                             2002                                     2001

              -------------------------------------     -----------------------------------

                                           PERCENT                                 PERCENT

                                           OF LOANS                                OF LOANS

                             LOAN           IN EACH                   LOAN         IN EACH

               AMOUNT OF    AMOUNTS        CATEGORY     AMOUNT OF    AMOUNTS       CATEGORY

                 LOSS         BY           TO TOTAL       LOSS         BY          TO TOTAL

              ALLOWANCE    CATEGORY         LOANS       ALLOWANCE   CATEGORY        LOANS

              ----------   --------        --------     ---------   --------       --------

                                                       (DOLLARS IN THOUSANDS)

Commercial      $    576    $ 41,937        20.2%         $    370     $ 25,249         18.4%

Commercial

 mortgage          1,327      96,609        46.7               959       65,569         47.9

Residential

 mortgage            245      53,393        25.8               182       32,344         23.6

Consumer             116      15,098         7.3               112       13,762         10.1

Unallocated          148          --          --               136           --           --

                --------    --------     -------          --------     --------      -------

 Total          $  2,412    $207,037       100.0%         $  1,759     $136,924        100.0%

                ========    ========     =======          ========     ========      =======

INVESTMENT ACTIVITIES

         Our securities portfolio is managed by our President and our Chief

Financial Officer in accordance with a written investment policy of the Board of

Directors that addresses strategies, types, and levels of permitted investments.

         At December 31, 2006, our securities portfolio equaled $161.3 million,

or 32.0% of total assets. Our securities portfolio is comprised of mortgage-backed securities, U.S. government and agency securities, trust preferred securities and common stock. At December 31, 2006, mortgage-backed securities amounted to $57.8 million, U.S. Government and agency securities amounted to $61.1 million, trust preferred securities amounted to $33.7 million and common stock in domestic corporations amounted to $8.2 million. At December

31, 2006, there were no securities of a single issuer (excluding the U.S.

Government and its agencies and corporations) that exceeded 10% of stockholders'

equity.

         We classify securities as either available for sale or held to maturity based upon our intent and ability to hold such securities. Securities available for sale include debt and equity securities that are held for an indefinite period of time and are not intended to be held to maturity. Securities available for sale include securities that we intend to use as part of our overall asset/liability management strategy and that may be sold in response to changes in interest rates and resultant prepayment risk and other factors related thereto. Securities available for sale are carried at fair value and unrealized gains and losses (net of related tax effects) on such securities are excluded from earnings but are included in stockholders' equity. Upon realization, such gains and losses will be included in our earnings. Investment securities and mortgage-backed securities that we have the positive intent and the ability to hold to maturity are classified as held to maturity. Securities held to maturity are carried at cost and are adjusted for amortization of premiums and accretion of discounts over the estimated lives of the securities.

         Our securities portfolio composition is designed to provide a liquid portfolio, yet maximize yield on a risk-adjusted basis. The process by which we decide to acquire debt instruments, trust preferred securities, and corporate and municipal obligations is similar to that of underwriting a loan. We evaluate the potential credit risk associated with these types of investment instruments by becoming familiar with the institution, its earnings history, and its ability to meet its debt obligations.

         Declines in the fair value of held-to-maturity and available-for-sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses. In estimating other than temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near term prospects of the issuer and (3) the intent and ability of the Company to hold the security until its anticipated recovery in fair value. Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method.

         At March 31, 2006 management determined that Fannie Mae Series F preferred stock was other-than-temporarily impaired and recorded an impairment charge of $145,000. The dividend rate on this security resets every two years to a rate equal to the two-year Treasury note minus 16 basis points. The next reset date is March 31, 2008. The security does not have a maturity date. At March 31,

2006, management determined that this security was other than temporarily impaired when the market value did not recover as expected on the dividend reset date.

         At December 31, 2005, management determined that Freddie Mac Series M preferred stock was other-than-temporarily impaired. The security pays dividends at the rate of the two-year Treasury note plus ten basis points and resets every two years. The next reset date is March 31, 2007. The security does not have a maturity date. The Company determined that this security was other-than-temporarily impaired based upon management no longer being able to determine when a recovery in market value is expected to occur and therefore not being able to determine its intent and ability to hold the security until such recovery. The Company recorded a charge against current earnings in the amount of $199,000 to reduce the cost of this security to fair market value at that date.

         In management's opinion, the remaining unrealized losses reflect changes in interest rates subsequent to the acquisition of specific securities.

The Company has the ability to hold these securities until maturity or market price recovery. Management believes that the unrealized losses represent temporary impairment of the securities.

         The amortized cost and approximate fair value of securities as of

December 31, 2006, 2005 and 2004 are summarized as follows:

                                                                        AT DECEMBER 31, 2006

                                                   ----------------------------------------------------------------

                                                                         GROSS           GROSS

                                                                       UNREALIZED      UNREALIZED

                                                   AMORTIZED COST        GAINS           LOSSES          FAIR VALUE

                                                   --------------      ----------      ----------         ----------

                                                                           (IN THOUSANDS)

Available for sale securities:

   U.S. Government agencies                           $ 59,490          $     --        $   (567)         $ 58,923

   Mortgage-backed securities                           56,685               195            (264)           56,616

   U.S. Government agency preferred stock                2,161                74             (45)            2,190

   Common stock                                          5,735             2,545             (59)            8,221

   Trust preferred obligations                          23,099               134             (86)           23,147

   Other                                                   550                --             (11)              539

                                                      --------          --------        --------          --------

     Total                                            $147,720          $  2,948        $ (1,028)         $149,636

                                                      ========          ========        ========          ========

Held to maturity:

   Trust preferred obligations                        $ 10,539          $    375        $    (23)         $ 10,891

   Mortgage-backed securities                            1,170                 9              --             1,179

                                                      --------          --------        --------          --------

     Total                                            $ 11,709          $    384        $    (23)         $ 12,070

                                                      ========          ========        ========          ========

                                                                        AT DECEMBER 31, 2005

                                                   ----------------------------------------------------------------

                                                                         GROSS           GROSS

                                                                       UNREALIZED      UNREALIZED

                                                   AMORTIZED COST        GAINS           LOSSES          FAIR VALUE

                                                   --------------      ----------      ----------        ----------

                                                                           (IN THOUSANDS)

Available for sale securities:

   U.S. Government agencies                           $ 63,489          $     --        $   (813)         $ 62,676

   Mortgage-backed securities                           90,036               169            (708)           89,497

   U.S. Government agency preferred stock                2,305                --            (224)            2,081

   Common stock                                          6,214               970              (8)            7,176

   Trust preferred obligations                          27,468                97            (304)           27,261

                                                      --------          --------        --------          --------

     Total                                            $189,512          $  1,236        $ (2,057)         $188,691

                                                      ========          ========        ========          ========

Held to maturity:

   Trust preferred obligations                        $ 11,355          $    546        $    (24)         $ 11,877

   Mortgage-backed securities                            1,577                17              --             1,594

   Other                                                   550                --              (9)              541

                                                      --------          --------        --------          --------

     Total                                            $ 13,482          $    563        $    (33)         $ 14,012

                                                      ========          ========        ========          ========

         The maturity schedule of the investment portfolio, by contractual maturity, as of December 31, 2006, is shown below. Expected maturities may differ from contractual maturities because the securities may be called or prepaid with or without any penalty.

                               DUE AFTER         DUE AFTER

                DUE IN          ONE YEAR         FIVE YEARS                       NON-MATURITY

              ONE YEAR OR       THROUGH           THROUGH         DUE AFTER            AND          MORTGAGE-BACKED

                OR LESS        FIVE YEARS        TEN YEARS        TEN YEARS        MUTUAL FUNDS       SECURITIES          TOTAL

            --------------   --------------   --------------    --------------    --------------    --------------   --------------

            AMOUNT    RATE    AMOUNT   RATE   AMOUNT    RATE    AMOUNT    RATE    AMOUNT    RATE    AMOUNT    RATE    AMOUNT   RATE

            ------    ----   -------   ----   ------    ----    -------   ----    ------    ----    -------   ----   --------  ----

                                                          (DOLLARS IN THOUSANDS)

Investment

Securities

U.S.

 Government

 agency     $33,133  4.03%    $23,803   4.57%  $ 1,987   3.00%   $    --     --%  $    --     --%   $    --    --%   $ 58,923  4.21%

Trust

 preferred

 obligations     --    --          --     --        --     --     33,686   7.87        --     --         --     --     33,686  7.87

Mortgage

 backed

 securities      --    --          --     --        --     --         --     --        --     --     57,786   5.16     57,786  5.16

U.S.

 Government

 agency

 preferred

 stock           --    --          --     --        --     --         --     --     2,190   4.69         --             2,190  4.69

Common stock     --    --          --     --        --     --         --     --     8,221   0.88         --     --      8,221  0.88

Other            --    --         300   5.52        --     --         --     --       239   3.76         --     --        539  3.90

            -------  -----    -------  -----   -------  -----    -------  -----   -------  -----    -------  -----   -------- ------

   Total    $33,133   4.03%   $24,103   4.57%  $ 1,987   3.00%   $33,686   7.87%  $10,650   1.73%   $57,786   5.16%  $161,345  5.15%

            =======  =====    =======  =====   =======  =====    =======  =====   =======  =====    =======  =====   ======== ======

DEPOSIT ACTIVITIES AND OTHER SOURCES OF FUNDS

         Deposits are the major source of funds for our lending and investment activities. In addition, we also generate funds from loan principal repayments and prepayments and from the maturities and cash flow of investment securities.

Scheduled loan repayments are a relatively stable source of funds, while deposit inflows and outflows and loan prepayments are influenced significantly by general interest rates and money market conditions. Borrowings from the Federal

Home Loan Bank of Pittsburgh may be used to supplement the availability of funds from other sources or for long-term funding purposes. We enter into agreements with customers as part of our cash management services whereby we sell securities to the customer under an agreement to repurchase the security at par.

Securities sold under agreements to repurchase, which are secured borrowings,

generally mature within one day and are recorded at the amount of cash received in connection with the transaction.

         DEPOSITS. Deposit instruments include NOW accounts, demand deposit accounts, money market accounts, statement savings accounts and certificates of deposit. Deposit account terms vary, with the principal differences being the minimum balance, early withdrawal penalties and interest rate. We review our deposit mix and pricing on a frequent basis. We do not utilize brokered deposits, nor have we actively sought jumbo or other significant sources of certificates of deposit.

         We believe we are competitive in the types of accounts and interest rates we offer on our deposit products. Commensurate with our Internet banking strategy, we pay interest rates on deposits that are very competitive, and are typically in the top 5% of banks nationally. We determine deposit interest rates based on a number of conditions, including rates paid by competitors, rates on

U.S. Treasury securities, rates offered on various Federal Home Loan Bank of

Pittsburgh advance programs and the deposit growth rate we are seeking to achieve.

         We may use premiums to attract new deposit accounts. Such premiums would be reflected in an increase in our advertising and promotion expense, as well as our cost of funds. We also seek business checking accounts and promote individual retirement accounts.

         The following table sets forth the dollar amount of deposits in the various types of deposit programs offered by American Bank for the years indicated.

                                                               YEARS ENDED DECEMBER 31,

                       --------------------------------------------------------------------------------------------------------

                                      2006                                2005                                 2004

                       -------------------------------    ---------------------------------     -------------------------------

                         AVERAGE                            AVERAGE                               AVERAGE

                       OUTSTANDING  INTEREST   AVERAGE    OUTSTANDING   INTEREST    AVERAGE     OUTSTANDING  INTEREST   AVERAGE

                         BALANCE      PAID      RATE        BALANCE       PAID       RATE         BALANCE      PAID      RATE

                       -----------  --------   -------    -----------   --------    -------     -----------  --------   -------

                                                               (DOLLARS IN THOUSANDS)

Demand, non-interest

 bearing                $ 15,605     $     --      --%    $ 16,486      $     --         --%     $ 17,336     $     --        --%

Demand,

 interest-bearing         79,685        1,991     2.50      93,753         1,728       1.84        103,761       1,313      1.26

Savings                   98,375        3,078     3.13     104,299         2,277       2.18        102,236       1,386      1.36

Certificates of

 deposit                 173,798        7,514     4.32     142,741         5,145       3.60        120,834       3,809      3.15

                        --------     --------  -------    --------      --------    -------       --------    --------  --------

   Total deposits       $367,463     $ 12,583     3.42%   $357,279      $  9,150       2.56%      $344,167    $  6,508     1.89%

                        ========     ========  =======    ========      ========    =======       ========    ========  ========

         The following table indicates the amount of American Bank's certificates of deposit by time remaining until maturity as of December 31,

2006.

                                                                        MATURITY

                                               --------------------------------------------------------

                                               3 MONTHS     OVER 3      OVER 6

                                                  OR         TO 6        TO 12      OVER 12

                                                 LESS       MONTHS      MONTHS      MONTHS       TOTAL

                                               --------    --------    --------    --------    --------

                                                                    (IN THOUSANDS)

Certificates of deposit less than $100,000     $ 23,220    $ 41,008    $ 43,515    $ 28,410    $136,153

Certificates of deposit of $100,000 or more      11,037      24,378      22,450       8,573      66,438

Public funds(1)                                      --         126          --          --         126

                                               --------    --------    --------    --------    --------

Total certificates of deposit                  $ 34,257    $ 65,512    $ 65,965    $ 36,983    $202,717

                                               ========    ========    ========    ========    ========

-----------

(1)  Deposits from governmental and other public entities.

         FEDERAL HOME LOAN BANK ADVANCES. American Bank has the ability to use advances from the Federal Home Loan Bank of Pittsburgh to supplement its funds and to meet deposit withdrawal requirements. The Federal Home Loan Bank of

Pittsburgh provides various forms of advances, or secured credit, for member financial institutions. As a member of the Federal Home Loan Bank of Pittsburgh,

we are required to own capital stock in the Federal Home Loan Bank of Pittsburgh and are authorized to apply for advances on the security of such stock and certain of our mortgage loans and other assets (principally securities that are obligations of, or guaranteed by, the U.S. Government and government agencies),

subject to certain creditworthiness standards. Depending on the program,

limitations on the amount of advances are based on the financial condition of the member institution and the adequacy of collateral pledged to secure the credit. See Note 9 to the Consolidated Financial Statements for additional information related to Federal Home Loan Bank of Pittsburgh advances.

EMPLOYEES

         As of December 31, 2006, we had 46 full-time employees and five part-time employees. The employees are not represented by any collective bargaining group. We believe our relations with our employees are good.

                           REGULATION AND SUPERVISION

         The following discussion of certain laws and regulations that are applicable to American Bank Incorporated and American Bank, as well as descriptions of laws and regulations contained elsewhere herein, summarizes the aspects of such laws and regulations which are deemed to be material to American

Bank Incorporated and American Bank. However, the summary does not purport to be complete and is qualified in its entirety by reference to applicable laws and regulations. Any change in this regulation, whether by the Federal Deposit

Insurance Corporation, the Pennsylvania Department of Banking, the Board of

Governors of the Federal Reserve System or Congress, could have a material adverse impact on American Bank Incorporated and American Bank and their operations.

AMERICAN BANK INCORPORATED

         HOLDING COMPANY ACQUISITIONS. American Bank Incorporated is a bank holding company within the meaning of the Bank Holding Company Act. Federal law generally prohibits a company, without prior Federal Reserve approval, from acquiring the ownership or control of any bank. In accordance with Board of

Governors of the Federal Reserve System policy, American Bank Incorporated is expected to act as a source of financial strength to American Bank and to commit resources to support American Bank in circumstances where American Bank

Incorporated might not do so absent such policy. Under the Bank Holding Company

Act, American Bank Incorporated is subject to periodic examination by the Board of Governors of the Federal Reserve System and is required to file periodic reports of its operations and such additional information as the Board of

Governors of the Federal Reserve System may require.

         From time to time legislation may be introduced in the United States

Congress which could result in additional or in less regulation of the business of American Bank Incorporated and American Bank. It cannot be predicted at this time whether any such legislation actually will be adopted or how such adoption would affect the business of American Bank Incorporated or American Bank.

         BANK HOLDING COMPANY ACT ACTIVITIES AND OTHER LIMITATIONS. A bank holding company is a legal entity separate and distinct from its subsidiary bank or banks. Normally, the major source of a holding company's revenue is dividends a holding company receives from its subsidiary banks. The right of a bank holding company to participate as a stockholder in any distribution of assets of its subsidiary banks upon their liquidation or reorganization or otherwise is subject to the prior claims of creditors of such subsidiary banks. The subsidiary banks are subject to claims by creditors for long-term and short-term debt obligations, including obligations for Federal funds purchased and securities sold under repurchase agreements, as well as deposit liabilities.

         The Bank Holding Company Act also prohibits a bank holding company,

with certain exceptions, from acquiring more than 5% of the voting shares of any company that is not a bank and from engaging in any business other than banking or managing or controlling banks. Under the Bank Holding Company Act, the Board of Governors of the Federal Reserve System is authorized to approve the ownership of shares by a bank holding company in any company, the activities of which the Board of Governors of the Federal Reserve System has determined to be so closely related to banking or to managing or controlling banks as to be a proper incident thereto. In making such determinations, the Board of Governors of the Federal Reserve System is required to weigh the expected benefit to the public, such as greater convenience, increased competition or gains in efficiency, against the possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest or unsound banking practices. A bank holding company that becomes a Financial Holding

Company under the 1999 Act is permitted to engage in activities that are financial in nature or incidental to such financial activities. The 1999 Act lists certain activities that are considered financial in nature and permits the

Board of Governors of the Federal Reserve System to expand that list to include other activities that are complementary to the activities on the preapproved list. The preapproved activities include (1) securities underwriting, dealing and market making; (2) insurance underwriting; (3) merchant banking; and (4)

insurance company portfolio investments.

         The Board of Governors of the Federal Reserve System has by regulation determined that certain activities are closely related to banking within the meaning of the Bank Holding Company Act. These activities include operating a mortgage company, finance company, credit card company, factoring company, trust company or savings association; performing certain data processing operations;

providing limited securities brokerage services; acting as an investment or financial advisor; acting as an insurance agent for certain types of credit-related insurance; leasing personal property on a full-payout,

non-operating basis; providing tax planning and preparation services; operating a collection agency; and providing certain courier services. The Board of

Governors of the Federal Reserve System also has determined that certain other activities, including real estate brokerage and syndication, land development,

property management and underwriting of life insurance not related to credit transactions, are not closely related to banking and a proper incident thereto.

However, under the Gramm-Leach-Bliley Act of 1999, certain of these activities are permissible for a bank holding company that becomes a financial holding company under the Gramm-Leach-Bliley Act. American Bank Incorporated has not

elected to qualify as a financial holding company, although it may seek to do so in the future. Bank holding companies may qualify to become a financial holding company if:

     o    each of its depository institution subsidiaries is "well capitalized";

     o    each of its depository institution subsidiaries is "well managed";

     o    each of its depository institution subsidiaries has at least a

          "satisfactory" Community Reinvestment Act rating at its most recent examination; and

     o    the bank holding company has filed a certification with the Federal

          Reserve Board that it elects to become a financial holding company.

         CAPITAL REQUIREMENTS. The Board of Governors of the Federal Reserve

System has adopted capital adequacy guidelines for bank holding companies (on a consolidated basis) substantially similar to those of American Bank, discussed below. American Bank Incorporated's Tier 1 and total capital exceed the Board of

Governors of the Federal Reserve System's capital adequacy requirements.

         THE USA PATRIOT ACT. The USA PATRIOT Act gives the federal government new powers to address terrorist threats through enhanced domestic security measures, expanded surveillance powers, increased information sharing and broadened anti-money laundering requirements. Certain provisions of the Act impose affirmative obligations on a broad range of financial institutions,

including American Bank. These obligations include enhanced anti-money laundering programs, customer identification programs and regulations relating to private banking accounts or correspondence accounts in the United States for non-United States persons or their representatives (including foreign individuals visiting the United States).

         We have established policies and procedures in our efforts to comply with the USA PATRIOT Act's provisions, and the impact of the USA PATRIOT Act on our operations has not been material.

         SARBANES-OXLEY ACT OF 2002. The Sarbanes-Oxley Act of 2002 is a law

that addresses, among other issues, corporate governance, auditing and accounting, executive compensation, and enhanced and timely disclosure of corporate information. As directed by Section 302(a) of Sarbanes-Oxley Act of

2002, American Bank Incorporated's Chief Executive Officer and Chief Financial

Officer each are required to certify that its quarterly and annual reports do not contain any untrue statement of a material fact. The rules have several requirements, including having these officers certify that: they are responsible for establishing, maintaining and regularly evaluating the effectiveness of our internal controls; they have made certain disclosures to our auditors and the audit committee of the Board of Directors about our internal controls; and they have included information in our quarterly and annual reports about their evaluation and whether there have been significant changes in our internal controls or in other factors that could significantly affect internal controls.

American Bank Incorporated will be subject to further reporting and audit requirements beginning with the year ending December 31, 2007 under the requirements of the Sarbanes-Oxley Act. American Bank Incorporated has existing policies, procedures and systems designed to comply with these regulations, and is further enhancing and documenting such policies, procedures and systems to comply with these regulations.

         RESTRICTIONS ON TRANSACTIONS WITH AFFILIATES. Transactions between a bank and its "affiliates" are subject to quantitative and qualitative restrictions under Sections 23A and 23B of the Federal Reserve Act and FDIC

regulations. Affiliates of a bank include, among other entities, the bank's holding company and companies that are controlled by or under common control with the bank.

         In general, the extent to which a bank or its subsidiaries may engage in certain "covered transactions" with affiliates is limited to an amount equal to 10% of the institution's capital and surplus, in the case of covered transactions with any one affiliate, and to an amount equal to 20% of such capital and surplus, in the case of covered transactions with all affiliates. In addition, a bank and its subsidiaries may engage in covered transactions and certain other transactions only on terms and under circumstances that are substantially the same, or at least as favorable to the savings bank or its subsidiary, as those prevailing at the time for comparable transactions with nonaffiliated companies. A "covered transaction" is defined to include a loan or extension of credit to an affiliate; a purchase of investment securities issued by an affiliate; a purchase of assets from an affiliate, with certain exceptions; the acceptance of securities issued by an affiliate as collateral for a loan or extension of credit to any party; or the issuance of a guarantee,

acceptance or letter of credit on behalf of an affiliate.

         In addition, Sections 22(h) and (g) of the Federal Reserve Act place restrictions on loans to executive officers, directors and principal stockholders. Under Section 22(h), loans to a director, an executive officer and to a greater than 10% stockholder of a bank, and certain affiliated interests of either, may not exceed, together with all other outstanding loans to such person and affiliated interests, the bank's loans to one borrower limit (generally equal to 15% of the institution's unimpaired capital and surplus). Section 22(h)

also requires that loans to directors, executive officers and principal stockholders be made on terms substantially the same as offered in comparable transactions to other persons and also requires prior board approval for certain loans. In addition, the aggregate amount of extensions of credit by a bank to all insiders cannot exceed the institution's unimpaired capital and surplus.

Furthermore, Section 22(g) places additional restrictions on loans to executive officers.

         FEDERAL SECURITIES LAWS. American Bank Incorporated's common stock is registered with the SEC under Section 12(b) of the Securities Exchange Act of

1934. American Bank Incorporated is subject to the proxy and tender offer rules,

insider trading reporting requirements and restrictions, and certain other requirements under the Exchange Act.

AMERICAN BANK

         American Bank operates as a state-chartered commercial bank incorporated under the Pennsylvania Banking Code, and is a member bank of the

Federal Reserve Bank of Philadelphia. As such, we are subject to extensive regulation and examination by the Pennsylvania Department of Banking and the

Board of Governors of the Federal Reserve System, as well as by the Federal

Deposit Insurance Corporation as the insurer of our deposit accounts. These regulatory authorities regulate or monitor all areas of our operations,

including capital requirements, loans, interest rates, investments, borrowings,

deposits, record keeping, security devices, issuances of securities, payment of dividends, interest rate risk management, acquisitions, mergers, establishment of branches, and corporate reorganizations. There are periodic examinations by the Pennsylvania Department of Banking and the Board of Governors of the Federal

Reserve System to evaluate our compliance with various regulatory requirements.

This regulation and supervision establishes a comprehensive framework of activities in which an institution can engage and is intended primarily for the protection of the insurance fund and depositors. The regulatory structure also gives the regulatory authorities extensive discretion in connection with their supervisory and enforcement activities and examination policies, including policies with respect to the classification of assets and the establishment of adequate loan loss reserves for regulatory purposes. Any change in such regulation, whether by the Pennsylvania Department of Banking, the Federal

Deposit Insurance Corporation, the Board of Governors of the Federal Reserve

System, or Congress could have a material adverse impact on American Bank and its operations.

         FEDERAL DEPOSIT INSURANCE CORPORATION ASSESSMENTS. The depositors of

American Bank are insured by the Bank Insurance Fund of the Federal Deposit

Insurance Corporation, up to applicable limits, and are subject to deposit premium assessments by the Bank Insurance Fund. Under the Federal Deposit

Insurance Corporation's risk-based insurance system, Bank Insurance Fund assessed deposits have been subject to premiums, which have varied, depending upon the institution's capital position and other supervisory factors.

         The Federal Deposit Insurance Corporation may terminate the deposit insurance of any insured depository institution, including American Bank, if it determines after a hearing that the institution has engaged or is engaging in unsafe or unsound practices, is in an unsafe or unsound condition or has violated any applicable law, regulation, order, or any condition imposed by an agreement with the Federal Deposit Insurance Corporation. The Federal Deposit

Insurance Corporation may also suspend deposit insurance temporarily prior to the hearing process for the permanent termination of insurance, if, among other things, the institution has no tangible capital. If insurance of accounts is terminated, the accounts at the institution at the time of the termination, less subsequent withdrawals, shall continue to be insured for a period of six months to two years, as determined by the Federal Deposit Insurance Corporation.

American Bank is not aware of any circumstances that would result in termination of its deposit insurance.

         On February 15, 2006, federal legislation to reform federal deposit insurance was signed into law. This law required, among other things, the merger of the Savings Association Insurance Fund ("SAIF") and the Bank Insurance Fund

("BIF") into a unified insurance deposit fund, an increase in the amount of federal deposit insurance coverage per separately insured depositor (with a cost of living adjustment to become effective in five years), and the reserve ratio to be modified to provide for a range between 1.15% and 1.50% of estimated insured deposits.

         Effective March 31, 2006, the Federal Deposit Insurance Corporation

merged the BIF and the SAIF into a single insurance fund called the Deposit

Insurance Fund. As a result of the merger, the BIF and SAIF were abolished. The merger of the BIF and SAIF into the Deposit Insurance Fund does not affect the authority of the Financing Corporation ("FICO") to impose and collect, with approval of the Federal Deposit Insurance Corporation, assessments for anticipated payments, insurance costs and custodial fees on bonds issued by the

FICO in the 1980s to recapitalize the Federal Savings and Loan Insurance

Corporation. The bonds issued by the FICO are due to mature in 2017 through

2019. For the quarter ended December 31, 2006, the FICO assessment was equal to

1.24 basis points for each $100 in domestic deposits maintained at an institution.

         On November 2, 2006, the Federal Deposit Insurance Corporation adopted final regulations establishing a risk-based assessment system that will enable the Federal Deposit Insurance Corporation to more closely tie each financial institution's premiums to the risk it poses to the deposit insurance fund. Under the new risk-based assessment system, which becomes effective in the beginning of 2007, the Federal Deposit Insurance Corporation will evaluate the risk of each financial institution based on three primary sources of information: (1)

its supervisory rating, (2) its financial ratios, and (3) its long-term debt issuer rating, if the institution has one. The new rates for nearly all of the financial institution industry will vary between five and seven cents for every

$100 of domestic deposits. At the same time, the Federal Deposit Insurance

Corporation also adopted final regulations designating the reserve ratio for the deposit insurance fund during 2007 at 1.25% of estimated insured deposits.

         CAPITAL REQUIREMENTS. The Board of Governors of the Federal Reserve

System has promulgated regulations and adopted a statement of policy regarding the capital adequacy of state-chartered banks that are members of the Federal

Reserve System. The Board of Governors of the Federal Reserve System's capital regulations establish a minimum 3% Tier 1 leverage capital requirement for the most highly-rated member banks, with an additional cushion of at least 100 to

200 basis points for all other state-chartered member banks, which effectively will increase the minimum Tier 1 leverage ratio for such other banks to 4% to 5%

or more. The highest-rated banks are those that the Board of Governors of the

Federal Reserve System determines are not anticipating or experiencing significant growth and have well diversified risk, including no undue interest rate risk exposure, excellent asset quality, high liquidity, good earnings, and,

in general, which are considered a strong banking organization and are rated composite 1 under the Uniform Financial Institutions Rating System. Tier 1 or

core capital is defined as the sum of common stockholders' equity (including retained earnings), non-cumulative perpetual preferred stock and related surplus, and minority interests in consolidated subsidiaries, minus all intangible assets other than certain qualifying supervisory goodwill and certain purchased mortgage servicing rights.

         The Board of Governors of the Federal Reserve System also requires that banks meet a risk-based capital standard, which requires the maintenance of total Tier 1 capital and supplementary (Tier 2) capital to risk-weighted assets of 8.0%, of which at least 4.0% shall be Tier 1 capital.

         In determining the amount of risk-weighted assets, all assets, plus certain off-balance sheet assets, are multiplied by a risk-weight of 0% to 100%,

based on risks the Board of Governors of the Federal Reserve System believes are inherent in the type of asset or item. The components of Tier 1 capital are equivalent to those discussed above under the leverage capital standard. The components of supplementary capital include certain perpetual preferred stock,

certain mandatory convertible securities, certain subordinated debt and intermediate preferred stock and general allowances for loan and lease losses.

Allowance for loan and lease losses includable in supplementary capital is limited to a maximum of 1.25% of risk-weighted assets. Overall, the amount of capital counted toward supplementary capital cannot exceed 100% of core capital.

As of December 31, 2006, American Bank met each of its capital requirements.

         The Board of Governors of the Federal Reserve System, along with the other Federal bank regulatory agencies, adopted a regulation providing that the agencies will take account of the exposure of a bank's capital and economic value to changes in interest rate risk in assessing a bank's capital adequacy.

According to the agencies, applicable considerations include the quality of

American Bank's interest rate risk management process, the overall financial condition of American Bank and the level of other risks at American Bank for which capital is needed. Institutions with significant interest rate risk may be required to hold additional capital. The agencies also have issued a joint policy statement providing guidance on interest rate risk management, including a discussion of the critical factors affecting the agencies' evaluation of interest rate risk in connection with capital adequacy.

         A bank may be subject to higher minimum requirements than those described above if, for example, a bank has previously received special attention or has a high susceptibility to interest rate risk. Banks with capital ratios below the required minimum are subject to certain administrative actions,

including prompt corrective action, the termination of deposit insurance upon notice and hearing, or a temporary suspension of insurance without a hearing.

         American Bank is also subject to more stringent Pennsylvania Department of Banking capital guidelines. Although not adopted in regulation form, the

Pennsylvania Department of Banking utilizes capital standards requiring a minimum of 6% leverage capital and 10% risk-based capital. The components of leverage and risk-based capital are substantially the same as those defined by the Board of Governors of the Federal Reserve System. As of December 31, 2006,

American Bank exceeded the Pennsylvania Department of Banking's capital guidelines.

         PROMPT CORRECTIVE ACTION. In addition to the capital adequacy guidelines, the Board of Governors of the Federal Reserve System is required to take "prompt corrective action" with respect to any state-chartered bank that does not meet specified minimum capital requirements. Federal regulations applicable to financial institutions establish five capital levels: "well capitalized," "adequately capitalized," "undercapitalized," "severely undercapitalized" and "critically undercapitalized."

          o    An institution is considered "well capitalized" if it has a total risk-based capital ratio of 10% or greater, a Tier 1 risk-based capital ratio of 6% or greater, and a leverage ratio of 5% or greater, and it is not subject to an order, written agreement,

               capital directive, or prompt corrective action directive to meet and maintain a specific capital level for any capital measure.

          o    An institution is considered "adequately capitalized" if it has a total risk-based capital ratio of 8% or greater, a Tier 1

               risk-based capital ratio of at least 4% and leverage capital ratio of 4% or greater (or a leverage ratio of 3% or greater if the institution is rated composite 1 in its most recent report of examination, subject to appropriate Federal bank regulatory agency guidelines), and the institution does not meet the

               definition of an undercapitalized institution.

          o    An institution is considered "undercapitalized" if it has a total risk-based capital ratio that is less than 8%, a Tier 1

               risk-based capital ratio that is less than 4%, or a leverage ratio that is less than 4% (or a leverage ratio that is less than

               3% if the institution is rated composite 1 in its most recent report of examination, subject to appropriate Federal Banking agency guidelines).

          o    A "significantly undercapitalized" institution is one which has a total risk-based capital ratio that is less than 6%, a Tier 1 risk-based capital ratio that is less than 3%, or a leverage ratio that is less than 3%.

          o    A "critically undercapitalized" institution is one that has a ratio of tangible equity to total assets that is equal to or less than 2%.

         Under certain circumstances, a "well capitalized," "adequately capitalized," or "undercapitalized" institution may be treated as if the institution were in the next lower capital category.

         Federal banking regulators are authorized to take "prompt corrective action" with respect to capital-deficient institutions. In addition to requiring the submission of a capital restoration plan, Federal law contains broad restrictions on certain activities of undercapitalized institutions involving asset growth, acquisitions, branch establishment, and expansion into new lines of business. With certain exceptions, an insured depository institution is prohibited from making capital distributions, including dividends, and is prohibited from paying management fees to control persons (e.g., a holding company) if the institution would be undercapitalized after any such distribution or payment.

         As an institution's capital decreases, the powers of the Federal regulators become greater. A significantly undercapitalized institution is subject to mandated capital raising activities, restrictions on interest rates paid and transactions with affiliates, removal of management, and other restrictions. The regulators have very limited discretion in dealing with a critically undercapitalized institution and are in most cases required to appoint a receiver or conservator if the capital deficiency is not corrected promptly.

         ACTIVITIES AND INVESTMENTS OF INSURED STATE-CHARTERED BANKS. The

activities and equity investments of Federal Deposit Insurance

Corporation-insured, state-chartered member banks are generally limited to those that are permissible for national banks. Under regulations dealing with equity investments, an insured state bank generally may not directly or indirectly acquire or retain any equity investment of a type, or in an amount that is not permissible for a national bank unless the Federal Deposit Insurance Corporation has determined that such activities would pose no risk to the insurance fund of which it is a member and the bank is in compliance with applicable regulatory capital requirements. An insured state bank is not prohibited from, among other things, (a) acquiring or retaining a majority interest in a subsidiary, (b)

investing as a limited partner in a partnership, the sole purpose of which is direct or indirect investment in the acquisition, rehabilitation, or new construction of a qualified housing project, provided that such limited partnership investments may not exceed 2% of the bank's total assets, and (c)

acquiring up to 10% of the voting stock of a company that solely provides or reinsures directors', trustees', and officers' liability insurance coverage or bankers' blanket bond group insurance coverage for insured depository institutions.

         In addition, an insured state-chartered bank may not, directly, or indirectly through a subsidiary, engage as "principal" in any activity that is not permissible for a national bank, unless the Federal Deposit Insurance

Corporation has determined that such activities would pose no risk to the insurance fund of which it is a member and the bank is in compliance with applicable regulatory capital requirements. Any insured state-chartered bank directly or indirectly engaged in any activity that is not permitted for a national bank must cease the impermissible activity.

         PENNSYLVANIA BANKING LAW. The Pennsylvania Banking Code contains detailed provisions governing the organization, location of offices, rights and responsibilities of directors, officers, employees, and depositors, as well as corporate powers, savings and investment operations, and other aspects of

American Bank and its affairs. The Pennsylvania Banking Code delegates extensive rule making power and administrative discretion to the Pennsylvania Department of Banking so that the supervision and regulation of state-chartered commercial banks may be flexible and readily responsive to changes in economic conditions and in savings and lending practices.

         One of the purposes of the Pennsylvania Banking Code is to provide banks with the opportunity to be competitive with each other and with other financial institutions existing under other Pennsylvania laws and other state,

Federal and foreign laws. A Pennsylvania bank may locate or change the location of its principal place of business and establish an office anywhere in the

Commonwealth, with the prior approval of the Pennsylvania Department of Banking.

         The Pennsylvania Department of Banking generally examines each bank not less frequently than once every two years. The Pennsylvania Department of

Banking may order any bank to discontinue any violation of law or unsafe or unsound business practice and may direct any trustee, officer, attorney or employee of a bank engaged in an objectionable activity, after the Pennsylvania

Department of Banking has ordered the activity to be terminated, to show cause at a hearing before the Pennsylvania Department of Banking why such person should not be removed.

         RESTRICTIONS ON THE PAYMENT OF DIVIDENDS. Under Pennsylvania law,

American Bank may pay dividends only out of accumulated net earnings and may not declare or pay any dividend requiring a reduction of our statutorily required surplus. As previously discussed, state and Federal regulatory authorities have adopted standards for the maintenance of adequate levels of capital by banks.

Adherence to such standards further limits our ability to pay dividends. In addition, our regulators have authority to prohibit us from engaging in an unsafe or unsound practice in conducting our business. The payment of dividends,

depending upon our financial condition, could be deemed to constitute such an unsafe or unsound practice.

         COMMUNITY REINVESTMENT ACT. The Community Reinvestment Act requires that, in connection with examinations of financial institutions, the Federal regulatory authorities evaluate the record of such financial institutions in meeting the credit needs of their local communities, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of those institutions. These factors are also considered in evaluating mergers,

acquisitions, and applications to open a branch or facility. American Bank received a "satisfactory" Community Reinvestment Act rating under the current

Community Reinvestment Act regulations in its most recent examination by the

Board of Governors of the Federal Reserve System.

         These and any other proposed laws, rules, and regulations could force us to comply with more complex and perhaps more burdensome regulatory requirements, which could materially adversely affect our business, financial condition, results of operations, and cash flows.

TAXATION

FEDERAL TAXATION

         For federal income tax purposes, American Bank Incorporated files a consolidated federal income tax return with its wholly owned subsidiaries on a fiscal year basis. The applicable federal income tax expense or benefit is properly allocated to each company based upon taxable income or loss calculated on a separate company basis.

         Deferred income taxes arise from the recognition of items of income and expense for tax purposes in years different from those in which they are recognized in the consolidated financial statements. American Bank Incorporated accounts for deferred income taxes by the asset and liability method, applying the enacted statutory rates in effect at the balance sheet date to differences between the book basis and the tax basis of assets and liabilities. The resulting deferred tax liabilities and assets will be adjusted to reflect changes in the tax laws.

         American Bank Incorporated is subject to the corporate alternative minimum tax to the extent it exceeds American Bank Incorporated's regular income tax for the year. The alternative minimum tax is imposed at the rate of 20% of a specially computed tax base. For purposes of the alternative minimum tax, the amount of alternative minimum taxable income that may be offset by net operating losses is limited to 90% of alternative minimum taxable income.

         American Bank Incorporated`s income tax returns have not been audited by the Internal Revenue Service for the past five years.

STATE TAXATION

         American Bank Incorporated is subject to the Corporate Net Income Tax and the Capital Stock Tax of the Commonwealth of Pennsylvania. Dividends

received from American Bank qualify for a 100% dividends-received deduction and are not subject to Corporate Net Income Tax. In addition, American Bank

Incorporated's investments in its subsidiaries qualify as exempt intangible assets and greatly reduce the amount of Capital Stock Tax assessed. American

Bank is subject to the Pennsylvania Bank Shares Tax based on its total amount of shares subject to tax, as calculated under the laws of the PA Department of

Revenue.

ADDITIONAL RISK FACTORS

         In addition to factors discussed in the description of the business of

American Bank Incorporated and American Bank and elsewhere in this report, the following are factors that could adversely affect future results of operations and the financial condition of American Bank Incorporated.

NETWORK AND COMPUTER SYSTEMS COULD FAIL, WHICH COULD ADVERSELY AFFECT OUR

BUSINESS

         Our computer systems and network infrastructure could be vulnerable to unforeseen problems. Because we conduct a substantial portion of our business over the Internet and because we may now or in the future outsource certain critical functions to qualified third parties, our operations depend on our ability, as well as that of our third-party service providers, to protect our computer systems and network infrastructure against damage from fire, power loss, telecommunications failure, physical break-ins, or similar catastrophic events.

         Customers may become dissatisfied by any system failure that interrupts our ability to provide our services. Sustained or repeated system failures would reduce the attractiveness of the electronic banking services that we provide.

Slower response time or system failures may also result from straining the capacity of our software or hardware due to an increase in the volume of services delivered through our servers. To the extent that we do not effectively address any capacity constraints or system failures, our customers could seek other providers of banking services. Any damage or failure that causes interruptions in our operations could materially adversely affect our business,

financial condition, results of operations, and cash flows.

OUR SECURITY COULD BE BREACHED, WHICH COULD DAMAGE OUR REPUTATION AND DETER

CUSTOMERS FROM USING OUR SERVICES

         We must protect our computer systems and network from physical break-ins, security breaches, and other disruptive problems caused by the

Internet or other users. Computer break-ins could jeopardize the security of information stored in and transmitted through our computer systems and network,

which would likely adversely affect our ability to retain or attract customers,

could damage our reputation and could subject us to litigation. Although we rely on encryption and authentication technology to provide the security and authentication necessary to effect secure transmissions of confidential information, and although we intend to continue to implement security technology and establish operational procedures to prevent break-ins, damage, and failures,

these security measures may fail. Advances in computer capabilities, new discoveries in the field of cryptography or other developments could result in a compromise or breach of the algorithms we and our third-party service providers use to protect customer transaction data. If any compromise of our security were to occur, it could have a material adverse effect on our business, financial condition, results of operations, and cash flows.

RAPIDLY CHANGING TECHNOLOGIES MAY CAUSE US TO DELAY INTRODUCTION OF NEW

PRODUCTS, SERVICES AND ENHANCEMENTS, WHICH MAY RESULT IN A LOSS OF EXISTING

CUSTOMERS OR A FAILURE TO ATTRACT NEW CUSTOMERS

         Our future success will depend on our ability to adapt to rapidly changing technologies. We also will have to enhance existing products and services and develop and introduce a variety of new products and services to address our customers' changing demands. If we are unable to develop and bring additional products and services to market in a timely manner, we could lose market share to competitors who are able to offer these services, which could materially adversely affect our business, financial condition, results of operations, and cash flows.

WE OBTAIN ESSENTIAL SOFTWARE FROM, OR OUTSOURCE ESSENTIAL SERVICES TO,

THIRD-PARTY PROVIDERS WHO MAY TERMINATE THEIR AGREEMENTS WITH US, RESULTING IN

INTERRUPTIONS TO OUR INTERNET AND GENERAL BANKING OPERATIONS

         We obtain essential software and/or technical support from third-party providers. We obtain or outsource our core banking software, certain electronic bill payment functions and other additional software and services from or to qualified third-party vendors. Our agreements with each service provider are generally cancelable by either party upon specified notice periods. If one of our third-party service providers terminates its agreement with us and we are unable to replace such provider with another service provider, our operations may be interrupted. If an interruption were to continue for a significant period of time, our business, financial condition, results of operations, and cash flows could be materially adversely affected.

ITEM 2.  PROPERTIES

         The premises from which we operate are located at 4029 West Tilghman

Street, Allentown, Pennsylvania. American Bank leases the premises for its principal office under a five-year operating lease agreement expiring November

2007. American Bank has the option to extend the lease agreement for four additional five-year lease terms and has notified the lessor of its intent to exercise its option for five additional years beginning in 2007. The lessor and the Bank have reached agreement of the terms of the five-year lease renewal beginning in 2007. American Bank is responsible for its direct or proportionate share of real estate taxes, insurance, utilities, and maintenance and repairs on the building. The lessor is The Jaindl Building LP and Mark W. Jaindl Properties

LLC is the general partner. Mark W. Jaindl is the owner of Mark W. Jaindl

Properties LLC. Mr. Jaindl is the Chairman, President, Chief Executive Officer

and a principal shareholder of American Bank Incorporated. The minimum lease payments due in 2007 under the original terms of the lease are $364,000. The minimum lease payments due in 2008 and 2009 are $402,000, the minimum lease payments due in 2010 are $404,000, the minimum lease payments due in 2011 are

$428,000 and the minimum lease payments due in 2012 are $399,000. We maintain a disaster recovery backup site for our computers and data processing systems.

This site is leased from a third party. The lease is for three years expiring in

November 2008 and can be renewed for an additional three-year period. The minimum annual payments under this lease are $17,700 and $16,200 for the years ended 2007 and 2008 respectively.

ITEM 3.  LEGAL PROCEEDINGS

         American Bank is involved, from time to time, as plaintiff or defendant in various legal actions arising in the normal course of its business. At

December 31, 2006, American Bank was not involved in any material legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted to a vote of stockholders during the fourth quarter of the year under report.

                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND SMALL

         BUSINESS ISSUER PURCHASES OF EQUITY SECURITIES

(a) With respect to Item 201 of Regulation S-B, the "Market for Common Stock"

section of American Bank Incorporated's Annual Report to Stockholders is

incorporated herein by reference.

         Set forth below is certain information as of December 31, 2006 regarding compensation plans (other than the Employee Stock Ownership Plan) that authorize equity securities for issuance to employees and directors of the

Company.

====================================================================================================================

                               NUMBER OF SECURITIES TO BE

                                ISSUED UPON EXERCISE OF                                    NUMBER OF SECURITIES

                                OUTSTANDING OPTIONS AND         WEIGHTED AVERAGE         REMAINING AVAILABLE FOR

                                         RIGHTS                  EXERCISE PRICE            ISSUANCE UNDER PLAN

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Stock Option Plan Approved by

   Shareholders                         225,588                       7.32                       165,714

--------------------------------------------------------------------------------------------------------------------

Plans not approved by

   Shareholders                              --                         --                            --

--------------------------------------------------------------------------------------------------------------------

         Total                          225,588                       7.32                       165,714

====================================================================================================================

The Company maintains a dividend reinvestment and stock purchase plan to provide the shareholders of the Company with a convenient and economic method of investing cash dividends and optional cash payments in additional shares of the common stock of the Company. The plan was amended in February 2006 to discontinue the optional cash purchase provisions of the plan. The Company registered 2,127,275 shares of its common stock for sale under the plan.

(b)      Not Applicable.

(c)      Unregistered Purchases and Sales of Equity Securities and Use of

         Proceeds

         On February 16, 2006, the Company entered into an agreement to purchase, and did purchase, 1,444,444 shares of the Company's common stock at a per share price of $8.94 and an aggregate price of

         $12,913,330. The sellers were (i) the brother and the mother of the

         Chief Executive Officer, both directors of the Company at the time of sale, and (ii) certain other family members of the Chief Executive

         Officer.

         In connection with the purchase of the shares, the Company borrowed

         $4.0 million from an unrelated bank. The loan term is for two years with interest floating monthly at one month LIBOR plus 50 basis points for year one and one month LIBOR plus 100 basis points for year two.

         The remainder of the money to fund the purchase came from the Company.

         The shares are being held as treasury shares. Please refer to the Form

         8-K filed on February 21, 2006 for more information regarding this transaction.

         The following table discloses information regarding the purchases of

         Company common stock made by the Company during the quarter ending

         December 31, 2006:

                                                                        (c)                       (d)

                                                                  Total number of           Maximum number

                              (a)                               shares purchased as       of shares that may

                             Total                (b)           part of a publicly           be purchased

                        Number of shares     Average price     announced repurchase         under the plans

       Period              purchased        paid per share     plans or programs (1)        or programs(1)

----------------------------------------------------------------------------------------------------------------

October 1, 2006 to

October 31, 2006            15,780              $ 7.60                 15,780                    153,226

November 1, 2006 to

November 30, 2006            1,684              $ 8.05                  1,684                    151,542

December 1, 2006 to

December 31, 2006               --                  --                     --                    151,542

                            ------              ------                 ------

Total                       17,464              $ 7.65                 17,464

                            ======                                     ======

----------

(1)  On March 15, 2005, the Company announced a program to repurchase up to

     375,000 shares of its outstanding common stock. This program does not have an expiration date.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS

         OF OPERATIONS

         The "Management's Discussion and Analysis of Financial Condition and

Results of Operations" section of American Bank Incorporated's Annual Report to

Stockholders is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS

         The financial statements of American Bank Incorporated's Annual Report to Stockholders are incorporated herein by reference or the information required by this item will be filed by amendment to this annual report.

ITEM 8.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND

         FINANCIAL DISCLOSURE

         None.

ITEM 8A. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures.

         Under the supervision and with the participation of our management,

including our Principal Executive Officer and Principal Financial Officer, we

evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) as of the end of the period covered by this report. Based upon that evaluation, the

Principal Executive Officer and Principal Financial Officer concluded that, as of that date, our disclosure controls and procedures were effective for the purpose of ensuring that the information required to be disclosed in the reports that the Company files or submits under the Exchange Act with the SEC (1) is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and (2) is accumulated and communicated to our management, including our principal executive and principal financial officers,

as appropriate to allow timely decisions regarding required disclosure.

(b) Changes in internal controls.

         There were no changes made in our internal controls during the quarter ended December 31, 2006 that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

ITEM 8B. OTHER INFORMATION

         None

                                    PART III

ITEM 9.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;

         COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The "Proposal I--Election of Directors" section of the Company's definitive Proxy Statement for the Company's 2007 Annual Meeting of Stockholders

(the "2007 Proxy Statement") is incorporated herein by reference or the information required by this item will be filed by amendment to this annual report.

ITEM 10. EXECUTIVE COMPENSATION

         The "Proposal I--Election of Directors" section of the Company's 2007

Proxy Statement is incorporated herein by reference or the information required by this item will be filed by amendment to this annual report.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND

         RELATED STOCKHOLDER MATTERS

         The "Proposal I--Election of Directors" section of the Company's 2007

Proxy Statement is incorporated herein by reference or the information required by this item will be filed by amendment to this annual report.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The "Transactions with Certain Related Persons" section of the

Company's 2007 Proxy Statement is incorporated herein by reference or the information required by this item will be filed by amendment to this annual report.

ITEM 13. EXHIBITS

3.1      Articles of Incorporation of American Bank Incorporated*

3.2      Bylaws of American Bank Incorporated*

4.1      Trust Agreement*

4.2      Form of Amended and Restated Trust Agreement of American Capital

         Trust I*

4.3      Form of Certificate of Trust*

4.4      Form of Common Stock Certificate of American Capital Trust I*

4.5      Form of Agreement as to Expenses and Liabilities of American Capital

         Trust *

4.6      Form of Preferred Stock Certificate of American Capital Trust I*

4.7      Form Certificate of Authentication*

4.8      Form of Preferred Securities Guarantee Agreement between American Bank

         Incorporated and Bankers Trust Company, as guarantee trustee*

4.9      Form of Indenture between American Bank Incorporated and Bankers Trust

         Company*

4.10     Form of Subordinated Debenture due 2032*

4.11     Form of Common Stock Certificate of American Bank Incorporated*

10.1     Employment Agreement with Mark W. Jaindl*

10.2     Stock Option Plan*

10.3     Non-Qualified Deferred Compensation Plan for Senior Employees, as

         amended**

13       Portions of Annual Report to Stockholders

21       Subsidiaries of the Registrant*

23.1     Consent of S. R. Snodgrass A. C.

23.2     Consent of Beard Miller Company LLP

31.1     Certification of Chief Executive Officer Pursuant to Section 302 of the

         Sarbanes-Oxley Act of 2002

31.2     Certification of Chief Financial Officer Pursuant to Section 302 of the

         Sarbanes-Oxley Act of 2002

32       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

------------

*        Incorporated by reference to the Registration Statement on Form SB-2 of

         American Bank Incorporated (file no. 333-75582), originally filed with the Securities and Exchange Commission on December 21, 2001.

**       Incorporated by reference to the Annual Report on Form 10-KSB of

         American Bank Incorporated for the Year Ended December 31, 2004, as

         filed with the Securities and Exchange Commission on March 30, 2005.

ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

         The "Fees Paid to Independent Registered Public Accounting Firm"

section of the Company's 2007 Proxy Statement is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 13 of the Securities Exchange

Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       AMERICAN BANK INCORPORATED

Date:    March 29, 2007                By: /s/ MARK W. JAINDL

                                           -------------------------------------

                                           Mark W. Jaindl

                                           President and Chief Executive Officer

                                           (Duly Authorized Representative)

         Pursuant to the requirements of the Securities Exchange of 1934, this report has been signed below by the following persons on behalf of the

Registrant and in the capacities and on the dates indicated.

        Signatures                         Title                      Date

        ----------                         -----                      ----

/s/ Mark W. Jaindl                  President, Chief Executive    March 29, 2006

--------------------------------    Officer and Chairman of the

Mark W. Jaindl                      Board (Principal Executive

                                    Officer)

/s/ Harry C. Birkhimer              Senior Vice President and     March 29, 2006

--------------------------------    Chief Financial Officer

Harry C. Birkhimer                  (Principal Financial and

                                    Accounting Officer)

/s/ John F. Eureyecko               Director                      March 29, 2006

--------------------------------

John F. Eureyecko

/s/ John W. Galuchie, Jr.           Director                      March 29, 2006

--------------------------------

John W. Galuchie, Jr.

/s/ Michael M. Molewski             Director                      March 29, 2006

--------------------------------

Michael M. Molewski

/s/ Phillip S. Schwartz             Director                      March 29, 2006

--------------------------------

Phillip S. Schwartz

/s/ Martin F. Spiro                 Director                      March 29, 2005

--------------------------------

Martin F. Spiro

/s/ Donald J. Whiting, Jr.          Director                      March 29, 2006

--------------------------------

Donald J. Whiting, Jr.

                                                                      EXHIBIT 13

           SELECTED CONSOLIDATED FINANCIAL INFORMATION AND OTHER DATA

         The following information is derived from the audited financial statements of American Bank Incorporated (the "Company"). For additional information about the formation of American Bank Incorporated and its acquisition of all the outstanding shares of American Bank, reference is made to the Consolidated Financial Statements of American Bank Incorporated and related notes included elsewhere herein.

                                                                        AT DECEMBER 31,

                                                --------------------------------------------------------------

                                                  2006           2005         2004         2003         2002

                                                ---------     ---------    ---------    ---------    ---------

                                                                       (IN THOUSANDS)

Selected Financial Condition Data:

----------------------------------

Total assets                                    $ 504,595     $ 529,100    $ 503,436    $ 481,992    $ 453,265

Loans receivable, net                             319,969       301,394      242,348      204,832      134,926

Securities available for sale                     149,636       188,691      220,911      236,746      276,569

Securities held to maturity                        11,709        13,482       13,480       15,361       13,466

Deposits                                          368,995       368,958      345,732      332,286      306,751

Short-term debt                                    27,616        12,921        6,991        6,909        7,784

Long-term debt                                     61,734        90,848       96,095       96,357       97,791

Junior subordinated debentures                     10,503        10,187       10,187           --           --

Mandatory redeemable convertible debentures            --            --           --       10,200       10,200

Stockholders' equity                               34,219        44,345       41,910       34,963       28,593

                                                                 FOR THE YEAR ENDED DECEMBER 31,

                                                --------------------------------------------------------------

                                                  2006           2005         2004         2003         2002

                                                ---------     ---------    ---------    ---------    ---------

                                                        (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                --------------------------------------------------------------

Selected Operating Data:

------------------------

Total interest income                           $  28,162     $  24,293    $  20,702    $  19,225    $  20,489

Total interest expense                             18,402        14,246       11,583       11,937       12,409

                                                ---------     ---------    ---------    ---------    ---------

Net interest income                                 9,760        10,047        9,119        7,288        8,080

Provision for loan losses                             349           624          393          405          212

                                                ---------     ---------    ---------    ---------    ---------

Net interest income after provision for loan

 losses                                             9,411         9,423        8,726        6,883        7,868

                                                ---------     ---------    ---------    ---------    ---------

Fees and service charges                              192           200          207          165          160

Net realized gains on sale of mortgage loans           57           127          122          401          296

Net gains (losses) on securities                      (79)          263          334          862          112

Earnings on bank owned life insurance                 342           339          349          318          160

Other income                                          243           614          257          255          229

                                                ---------     ---------    ---------    ---------    ---------

Total other income                                    755         1,543        1,269        2,001          957

Total other expenses                                6,058         5,869        5,435        5,111        5,212

                                                ---------     ---------    ---------    ---------    ---------

Income before taxes on income                       4,108         5,097        4,560        3,773        3,613

Taxes on income                                     1,277         1,565        1,393        1,136        1,097

                                                ---------     ---------    ---------    ---------    ---------

Net income                                      $   2,831     $   3,532    $   3,167    $   2,637    $   2,516

                                                =========     =========    =========    =========    =========

Dividend payout per share                       $    0.24     $    0.11         0.10           --           --

Earnings per share-basic(1)                     $    0.46     $    0.48    $    0.44    $    0.41    $    0.42

Earnings per share-diluted(1)                   $    0.43     $    0.45    $    0.43    $    0.39    $    0.40

Performance Ratios:

-------------------

Return on assets (ratio of net income to

 average total assets)                               0.54%         0.68%        0.64%        0.56%        0.62%

Return on equity (ratio of net income to

 average equity)                                     8.25%         8.05%        8.24%        8.27%        9.51%

Interest rate spread information:

Average during period                                1.67%         1.73%        1.67%        1.37%        1.89%

End of period                                        1.71%         1.77%        1.83%        1.57%        1.60%

Net interest margin (ratio of net interest

 income divided by average earning assets)           1.94%         2.01%        1.90%        1.59%        2.08%

Ratio of operating expense to average total

 assets                                              1.15%         1.13%        1.09%        1.07%        1.28%

Ratio of average interest-earning assets to

 average interest-bearing liabilities              107.40%       109.79%      109.27%      108.48%      106.18%

Asset Quality Ratios:

---------------------

Non-performing assets to total assets at end of

 period                                              0.01%         0.01%        0.15%          --           --

Allowance for loan losses to non-performing

 loans                                           5,373.75%     8,312.60%      373.66%         n/a          n/a

Allowance for loan losses to loans receivable,

 net                                                 1.12%         1.12%        1.13%        1.16%        1.28%

Capital Ratios:

---------------

Stockholders' equity to total assets at end of

 period                                              6.79%         8.38%        8.33%        7.25%        6.31%

Average stockholders' equity to average assets       6.53%         8.46%        7.71%        6.77%        6.52%

------------

(1)  Adjusted to reflect three-for-two stock split declared in January 2002.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF

                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

FORWARD LOOKING STATEMENTS

         This document contains certain "forward-looking statements" which may be identified by the use of words such as "believe," "expect," "anticipate,"

"should," "planned," "estimated" and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates and most other statements that are not historical in nature. These factors include, but are not limited to, general and local economic conditions,

changes in interest rates, deposit flows, demand for mortgage and other loans,

real estate values, and competition; changes in accounting principles, policies,

or guidelines; changes in legislation or regulation; and other economic,

competitive, governmental, regulatory, and technological factors affecting our operations, product pricing and services.

OVERVIEW

         American Bank Incorporated is a bank holding company whose assets consist primarily of its investment in American Bank, its wholly owned subsidiary. The principal business activity of American Bank Incorporated is overseeing and directing the business of American Bank.

         American Bank is a full-service, Pennsylvania state-chartered bank. We currently operate from a single branch located in Allentown, Pennsylvania. Our principal business is attracting deposits from the general public and using those deposits, together with borrowings and other funds, to originate loans and to purchase investment securities. We offer a comprehensive menu of deposit and loan products for consumer, business, institutional and governmental customers,

including interest-bearing checking and money market accounts, savings accounts,

certificates of deposit and individual retirement accounts. We also engage in mortgage banking activities, which include the origination, purchase and, in certain instances, subsequent sale of residential mortgage loans.

         AmericanBank Online and pcbanker.com are registered trademarks of

American Bank and the brand names for Internet banking and financial services provided by American Bank. Through AmericanBank Online and pcbanker.com,

American Bank delivers convenience through innovative technology, absent the restrictions of time and geography, by offering a broad menu of real-time,

web-browser based Internet banking and financial services.

         American Bank Incorporated's results of operations depend primarily on net interest income. Net interest income is the difference between the interest income we earn on our interest-earning assets, consisting primarily of loans,

investment securities and interest-bearing deposits with other financial institutions, and the interest we pay on our interest-bearing liabilities,

consisting primarily of interest bearing checking accounts, money market accounts, savings accounts, time deposits and borrowed funds. Our results of operations are also affected by our provisions for loan losses, other income and other expense. Other income consists primarily of service charges on deposit accounts and gains on sales of residential mortgage loans and securities. Other expense consists primarily of non-interest expenses, including salaries and employee benefits, occupancy, equipment, data processing, professional fees and marketing and business development costs. Our results of operations may also be affected significantly by general and local economic and competitive conditions,

particularly those with respect to changes in market interest rates,

governmental policies and actions of regulatory authorities.

          Net income decreased $701,000, or 19.9%, to $2.8 million for the year ended December 31, 2006 from $3.5 million for the year ended December 31, 2005.

Net interest income decreased $287,000, or 2.9%, to $9.8 million for the year ended December 31, 2006 from $10.0 million for the year ended December 31, 2005.

Non-interest income decreased $788,000, or 51.1%, to $755,000 for the year ended

December 31, 2006 compared to $1.5 million for the year ended December 31, 2005,

while non-interest expense increased $189,000, or 3.2%, to $6.1 million for the year ended December 31, 2006 from $5.9 million for the year ended December 31,

2005.

         The following discussion and analysis, significant accounting policies,

and other financial statement disclosures identify and address key variables and other qualitative and quantitative factors that are necessary for an understanding and evaluation of American Bank Incorporated and its results of operations.

CRITICAL ACCOUNTING POLICIES

         Disclosure of our significant accounting policies is included in Note 2 to the consolidated financial statements. Certain of these policies are particularly sensitive, requiring significant estimates and assumptions to be made by management. Senior management has discussed the development of such estimates and the related disclosure in this section of our Annual Report with the Audit Committee of the Board of Directors. The following accounting policies are identified by management as being critical to the results of operations:

                  ALLOWANCE FOR LOAN LOSSES. The allowance for loan losses is the estimated amount considered necessary to absorb credit losses inherent in the loan portfolio at the balance sheet date. The allowance is established through the provision for loan losses, which is charged against income. In determining the allowance for loan losses,

         management makes significant estimates and has identified this policy as one of the most critical for us.

                  Management performs a monthly evaluation of the adequacy of the allowance for loan losses. Consideration is given to a variety of factors in establishing this estimate including, but not limited to,

         current economic conditions, delinquency statistics, geographic and industry concentrations, the adequacy of the underlying collateral, the financial strength of the borrower, results of internal loans reviews,

         the present value of future cash flows and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant change.

                  The analysis consists of specific and general components.

         Specific allocations are made for loans that are determined to be impaired. Impairment is measured by determining the present value of expected future cash flows or, for collateral-dependent loans, the fair value of the collateral adjusted for market conditions and selling expenses. The general allocation is determined by segregating the remaining loans by type of loan, risk weighting (if applicable) and payment history. We also analyze historical loss experience (we currently review peer group data when considering this factor),

         delinquency trends, general economic conditions, geographic and industry concentrations. This analysis establishes factors that are applied to the loan groups to determine the amount of the general reserve. A component is maintained to cover uncertainties which reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio. Actual loan losses may be significantly more than the reserves we have established which could have a material negative effect on the financial results.

                  STOCK-BASED COMPENSATION. We have a non tax-qualified Stock

         Option Plan. We adopted Financial Accounting Standards Board Statement

         No. 123(R), Share Based Payments on January 1, 2006 using the modified prospective method. Accordingly, no compensation expense has been recognized in our financial statements for years ended prior to January

         1, 2006. If compensation expense for the plan had been recognized, net income for 2005 would have been reduced by $23,000, from $3,532,000 to

         $3,509,000 and basic earnings per share would have been reduced to

         $0.47 per share from $0.48 per share. Diluted earnings per share would have been unchanged at $0.45 per share. For the year ended December 31,

         2006, we recorded expense of $59,000 for option grants and recorded a deferred tax benefit of $20,000.

                  We calculate the compensation expense of the options using the

         Modified Black-Scholes-Merton option pricing model to determine the fair value of the options granted. In calculating the fair value of the options, management makes assumptions regarding the risk-free rate of return, the expected volatility of our common stock and the expected life of the options.

                  OTHER-THAN-TEMPORARY IMPAIRMENT OF INVESTMENT SECURITIES.

         Management evaluates the individual securities in the investment portfolio for other-than-temporary impairment on at least a quarterly basis. The evaluation considers the length of time and the extent to which the fair value has been less than cost, the financial condition and near-term prospects of the issuer, the current interest rate cycle and the expected direction of interest rates in the near term horizon and the intent and ability of the Company to retain its investment in the issue for a period of time sufficient to allow for any anticipated recovery in fair value.

                  Securities that are determined to be other than temporarily impaired are recorded at the then current fair value and the loss is recorded in current income. Subsequent recoveries in fair value are not recorded in the carrying value of the investment and gain is not recognized until the security is sold.

                  At December 31, 2005, management determined that Freddie Mac

         Series-M preferred stock was other-than-temporarily impaired.

         Management recorded a charge to current earnings, in the amount of

         $199,000, to reduce the amortized cost of this security to fair market value at that date.

                  At March 31, 2006, management determined that Fannie Mae

         Series-F preferred stock was other-than-temporarily impaired.

         Management recorded a charge to current earnings, in the amount of

         $145,000, to reduce the amortized cost of this security to fair market value at that date.

                  In management's opinion, the remaining unrealized losses at

         December 31, 2006 reflect changes in interest rates subsequent to the acquisition of specific securities. There were 111 securities available for sale and 40 securities held to maturity that are classified as temporarily impaired at December 31, 2006. The Company has the ability to hold these securities until maturity or market price recovery.

         Management believes that the unrealized losses represent temporary impairment of the securities.

INTEREST SENSITIVITY

         We monitor and manage the pricing and maturity of our assets and liabilities in order to manage the potential adverse impact that changes in interest rates could have on our net interest income. One monitoring technique employed by us is the measurement of our interest sensitivity "gap," which is the positive or negative dollar difference between assets and liabilities whose interest rates may be repriced or that mature within a given period of time. We also employ financial modeling techniques to assess the impact that varying interest rates and balance sheet mix assumptions may have on net interest income. We attempt to manage interest rate sensitivity by, among other actions,

repricing assets or liabilities, selling securities classified as available-for-sale, replacing an asset or liability at maturity, or adjusting the interest rate during the life of an asset or liability. Managing the amount of assets and liabilities repricing or maturing in the same time interval helps to control the risk and minimize the impact on net interest income of rising or falling interest rates. We evaluate interest rate sensitivity and formulate guidelines regarding asset generation and repricing, funding sources and pricing and off-balance sheet commitments in order to manage interest rate risk within our policy requirements.

         The following table illustrates our gap position at December 31, 2006.

Except as stated below, the amount of assets and liabilities shown which reprice or mature during a particular period were determined in accordance with the earlier of term to repricing or the contractual maturity of the asset or liability. Savings deposits and demand and NOW accounts do not have contractual maturities and are assumed to run off, or decay, at 20%, 20%, 20%, 15%, 15%, and

10% during the time-frames shown on the following table.

                                                                            DECEMBER 31, 2006

                                        -------------------------------------------------------------------------------------

                                                                        MATURITIES AND REPRICINGS

                                          WITHIN                                                         OVER

                                          1 YEAR     1-2 YEARS    2-3 YEARS    3-5 YEARS   5-10 YEARS  10 YEARS       TOTAL

                                        ---------    ---------    ---------    ---------   ---------   ---------    ---------

                                                                         (DOLLARS IN THOUSANDS)

Interest-earning assets:

Interest bearing deposits               $     256    $      --    $      --    $      --   $      --   $      --    $     256

Loans receivable                           83,079       43,345       28,657       92,780      54,453      20,593      322,907

Mortgage-backed securities                 50,969        6,061           23          201         375         157       57,786

Investment securities                      90,587        3,698        5,356        1,878       1,500         540      103,559

Bank-owned life insurance                   9,208           --           --           --          --          --        9,208

Restricted investments in bank stocks       5,067           --           --           --          --          --        5,067

                                        ---------    ---------    ---------    ---------   ---------   ---------    ---------

  Total interest-earning assets         $ 239,166    $  53,104    $  34,036    $  94,859   $  56,328   $  21,290    $ 498,783

                                        =========    =========    =========    =========   =========   =========    =========

Interest-bearing liabilities:

Demand deposits                         $  15,447    $  15,447    $  15,447    $  11,585   $  11,585   $   7,724    $  77,235

Savings deposits                           14,638       14,638       14,638       10,978      10,978       7,319       73,189

Time deposits                             165,735       12,838        8,666       15,478          --          --      202,717

Borrowings                                 89,245          105           --           --          --          --       89,350

Junior subordinated debentures                 --           --           --           --          --      10,503       10,503

                                        ---------    ---------    ---------    ---------   ---------   ---------    ---------

  Total interest-bearing liabilities    $ 285,065    $  43,028    $  38,751    $  38,041   $  22,563   $  25,546    $ 452,994

                                        =========    =========    =========    =========   =========   =========    =========

Interest sensitivity gap                $ (45,899)   $  10,076    $  (4,715)   $  56,818   $  33,765   $  (4,256)   $  45,789

                                        =========    =========    =========    =========   =========   =========    =========

Cumulative interest sensitivity gap     $ (45,899)   $ (35,823)   $ (40,538)   $  16,280   $  50,045   $  45,789    $  45,789

                                        =========    =========    =========    =========   =========   =========    =========

Ratio of gap to total assets                 (9.1)%        2.0%        (0.9)%       11.2%        6.7%       (0.8)%        9.1%

                                        =========    =========    =========    =========   =========   =========    =========

Ratio of cumulative gap to total assets      (9.1)%       (7.1)%       (8.0)%        3.2%        9.9%        9.1%         9.1%

                                        =========    =========    =========    =========   =========   =========    =========

         American Bank Incorporated generally would benefit from increasing market rates of interest when it has an asset-sensitive gap and from decreasing market rates of interest when it is liability-sensitive. As of December 31,

2006, we were liability-sensitive over a time horizon of up to twelve months.

This "negative gap" of $44.9 million within such time frame resulted principally from growth in shorter term certificates of deposit and short-term borrowings,

the proceeds of which were used to fund increases in loans and securities that had similar or longer terms to repricing or maturity and to pay down long-term debt. Management's goal is to continue to acquire assets with relatively short interest rate lives and fund those assets with liabilities that have similar or shorter interest rate lives. This strategy will allow us to benefit or at least remain neutral from decreasing interest rates. Rising interest rates would have a negative impact on our net interest income stream.

         A gap analysis is not a precise indicator of a financial institution's interest sensitivity position. Such an analysis presents only a static view of the timing of maturities and repricing opportunities without taking into consideration that changes in interest rates do not affect all assets and liabilities equally. For example, rates paid on a substantial portion of core deposits may change contractually within a relatively short time frame, but those rates are viewed by management as significantly less interest-sensitive than market-based rates such as those paid on non-core deposits. Net interest income is also affected by other significant factors, including changes in the volume and mix of interest-earning assets and interest-bearing liabilities.

         We have not engaged in off-balance sheet hedges or other transactions that may be deemed "speculative," as that term is defined by various regulatory agencies, for the purpose of managing interest rate risk and do not intend to do so in the foreseeable future.

AVERAGE BALANCE SHEETS

         The following table presents for the years indicated the total dollar amount of interest income from average interest-earning assets and the resultant yields, as well as the interest expense on average interest-bearing liabilities,

expressed both in dollars and rates. No tax-equivalent adjustments have been made. All average balances are daily average balances. Loans that are classified as non-accrual are included in the average balances in the table. Income from non-accrual loans is recognized when collected and is included in interest income in the table below.

                                                                  FOR THE YEARS ENDED DECEMBER 31,

                                 -------------------------------------------------------------------------------------------------

                                              2006                              2005                            2004

                                 ------------------------------    -----------------------------    ------------------------------

                                   AVERAGE    INTEREST              AVERAGE    INTEREST             AVERAGE      INTEREST

                                 OUTSTANDING  EARNED/    YIELD/   OUTSTANDING   EARNED/   YIELD/   OUTSTANDING   EARNED/  YIELD/

                                   BALANCE     PAID       RATE      BALANCE      PAID     RATE       BALANCE      PAID      RATE

                                 --------    --------   -------    --------   --------   -------    --------    --------   -------

                                                                     (DOLLARS IN THOUSANDS)

Interest-earning assets:

Interest bearing deposits and

    Federal funds sold           $    583    $     26      4.46%   $  1,737   $     45      2.59%   $    248    $      2   0.81%

Loans receivable, net             311,561      19,634      6.30     269,296     16,206      6.02     219,961      12,791   5.82

Mortgage-backed securities         75,372       2,993      3.97     116,280      3,523      3.03     172,676       4,804   2.78

Investment securities             110,433       5,183      4.69     105,634      4,296      4.07      81,071       2,949   3.64

Restricted bank stock               6,272         326      5.20       6,500        223      3.43       7,055         156   2.21

                                 --------    --------   -------    --------   --------   -------    --------    --------   ----

  Total interest-earning

    assets                        504,221      28,162      5.59     499,447     24,293      4.86     481,011      20,702   4.30

                                 --------    --------   -------    --------   --------   -------    --------    --------   ----

Interest-bearing liabilities:

Demand deposits                    79,685       1,991      2.50      93,753      1,729      1.84     103,761       1,313   1.27

Savings deposits                   98,375       3,078      3.13     104,299      2,276      2.18     102,236       1,386   1.36

Time deposits                     173,798       7,514      4.32     142,740      5,145      3.60     120,834       3,809   3.15

Borrowings                        107,582       5,208      4.84     103,940      4,485      4.31     103,185       4,464   4.33

Junior subordinated debentures     10,187         611      6.00      10,187        611      6.00      10,190         611   6.00

                                 --------    --------   -------    --------   --------   -------    --------    --------   ----

  Total interest-bearing

    liabilities                   469,627      18,402      3.92     454,919     14,246      3.13     440,206      11,583   2.63

                                 --------    --------   -------    --------   --------   -------    --------    --------   ----

Net interest income                          $  9,760                         $ 10,047                          $  9,119

                                             ========                         ========                          ========

Net interest rate spread                                   1.67%                            1.73%                          1.67%

                                                        =======                          =======                           =======

Net earning assets               $ 34,594                          $ 44,528                         $ 40,805

                                 ========                          ========                         ========

Net yield on average

  interest-earning assets                                  1.94%                            2.01%                          1.90%

                                                        =======                          =======                           =====

Ratio of interest-earning

assets to interest bearing

liabilities                         107.4%                            109.8%                           109.3%

                                 ========                          ========                         ========

RATE/VOLUME ANALYSIS

         The following table presents the dollar amount of changes in interest income and interest expense for major components of interest-earning assets and interest-bearing liabilities. It distinguishes between the changes related to outstanding balances and those due to changes in interest rates. For each category of interest-earning assets and interest-bearing liabilities,

information is provided on changes attributable to (a) changes in volume (i.e.,

changes in volume multiplied by old rate) and (b) changes in rate (i.e., changes in rate multiplied by old volume). For purposes of this table, changes attributable to both rate and volume, which cannot be segregated, have been allocated proportionately to the change due to volume and the change due to rate.

                                        FOR THE YEARS ENDED               FOR THE YEARS ENDED

                                            DECEMBER 31,                     DECEMBER 31,

                                            2006 V. 2005                     2005 V. 2004

                                   -----------------------------    -----------------------------

                                   INCREASE/DECREASE      TOTAL     INCREASE/DECREASE

                                         DUE TO          INCREASE/       DUE TO            TOTAL

                                   ------------------    -------    ------------------    INCREASE/

                                   VOLUME      RATE      DECREASE   VOLUME      RATE      DECREASE

                                   -------    -------    -------    -------    -------    -------

                                                           (IN THOUSANDS)

Interest-earning assets:

Interest bearing deposits and

 Federal funds sold                $   (37)   $    18    $   (19)   $    25    $    18    $    43

Loans receivable, net                2,954        474      3,428      2,941        474      3,415

Mortgage-backed securities          (1,141)       611       (530)    (1,641)       360     (1,281)

Investment securities                  686        201        887        946        401      1,347

Restricted bank stock                   (7)       110        103        (15)        82         67

                                   -------    -------    -------    -------    -------    -------

  Total interest-earning assets      2,455      1,414      3,869      2,256      1,335      3,591

                                   -------    -------    -------    -------    -------    -------

Interest-bearing liabilities:

Demand deposits                       (357)       619        262       (127)       543        416

Savings deposits                      (189)       991        802         40        850        890

Time deposits                        1,621        748      2,369        736        600      1,336

Borrowings                             172        551        723         37        (16)        21

Mandatory redeemable convertible

  debentures                            --         --         --         --         --         --

                                   -------    -------    -------    -------    -------    -------

  Total interest-bearing

    liabilities                      1,247      2,909      4,156        686      1,977      2,663

                                   -------    -------    -------    -------    -------    -------

Net interest income                $ 1,208    $(1,495)   $  (287)   $ 1,570    $  (642)   $   928

                                   =======    =======    =======    =======    =======    =======

COMPARISON OF FINANCIAL CONDITION AT DECEMBER 31, 2006 AND 2005

OVERVIEW

         Total assets decreased to $504.6 million at December 31, 2006 from

$529.1 million at December 31, 2005, a decrease of $24.5 million, or 4.6%. This was the result of the Company refining the mix of its balance sheet in response to the current interest rate and economic environments. The investment portfolio was allowed to shrink in size and the cash flow was used to fund loans, pay down borrowings and repurchase Company common stock. Investment securities decreased by $40.8 million, or 20.2%, to $161.3 million at December 31, 2006 compared to

$202.2 million at December 31, 2005. Loans receivable, net, increased by $18.6 million, or 6.2%, to $320.0 million at December 31, 2006, compared to $301.4 million at December 31, 2005. Short-term and long-term debt decreased by $14.4 million and stockholders' equity decreased by $10.1 million to $34.2 million at

December 31, 2006 from $44.3 million at December 31, 2005. The decrease in stockholders' equity resulted from the Company repurchasing $14.0 million of its common stock during the year.

INVESTMENT SECURITIES

         Total investment securities decreased by $40.8 million, or 20.2%, to

$161.3 million at December 31, 2006 from $202.2 million at December 31, 2005.

Investment securities classified as available for sale decreased by $39.1 million, or 20.7%, to $149.6 million, while investment securities classified as held to maturity decreased by $1.8 million, or 13.3%, to $11.7 million. The decrease in our portfolio of securities resulted from securities maturing or being called and from repayments of mortgage backed securities; we used the proceeds to fund the growth in our loan portfolio, pay down borrowings and repurchase our common stock.

         In addition, at March 31, 2006, we determined that Fannie Mae Series F preferred stock was other-than-temporarily impaired and we recorded a charge of

$145,000 to current earnings to reduce the amortized cost of this security to fair value at that date.

         In management's opinion, the remaining unrealized losses reflect changes in interest rates subsequent to the acquisition of specific securities.

The Company has the ability to hold these securities until maturity or market price recovery. Management believes that the unrealized losses represent temporary impairment of these securities.

LOANS

         Loans receivable, net of allowance for loan losses and deferred origination fees and costs, were $320.0 million at December 31, 2006, an increase of $18.6 million, or 6.2%, compared to the December 31, 2005 balance of

$301.4 million. Loans receivable represented 63.5% of total assets at December

31, 2006, compared to 57.0% of total assets at December 31, 2005. During 2006,

we emphasized the origination of commercial business and commercial real estate loans.

         Commercial real estate loans increased $21.7 million, or 16.2%, to

$155.9 million at December 31, 2006, compared to $134.2 million at December 31,

2005. Commercial business loans (not secured by real estate) increased by $1.5 million, or 2.6%, to $59.7 million at December 31, 2006, from $58.2 million at

December 31, 2005.

          Residential real estate loans decreased to $90.2 million at December

31, 2006, a decrease of $3.2 million, or 3.4%, compared to $93.4 million at

December 31, 2005. The decrease resulted from a slow down in the housing market in the Lehigh Valley and surrounding areas during 2006 and from a slow down in refinancing activity as interest rates rose. Adjustable-rate mortgage loans comprise 79.6% of our residential mortgage loan portfolio. The current interest rate environment does not provide borrowers with an economic advantage to use adjustable rate loans and borrowers elect to take fixed-rate financing instead.

We sell a majority of the fixed-rate residential mortgage loans that we originate because we do not wish to absorb the interest rate risk associated with these assets with long lives. We originated $14.6 million of fixed-rate residential mortgage loans with terms of 15 to 30 years during 2006 and sold

$10.4 million of these loans to the secondary market.

         Consumer loans decreased by $1.1 million, or 6.0%, to $17.2 million at

December 31, 2006, from $18.3 million at December 31, 2005.

ALLOWANCE FOR LOAN LOSSES

         We have established a systematic methodology for the determination of provisions for loan losses. The methodology is set forth in a formal policy and takes into consideration the need for an overall general valuation allowance as well as specific allowances that are tied to individual loans.

         In originating loans, we recognize that losses will occur and that the risk of loss will vary with, among other things, the type of loan being made,

the creditworthiness of the borrower over the term of the loan, general economic conditions and, in the case of a secured loan, the quality of the collateral for the loan.

         The general valuation allowance is maintained to cover losses inherent in the loan portfolio. Management's periodic evaluation of the adequacy of the allowance is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of any underlying collateral and current economic conditions, as such factors may be applicable. Specific valuation allowances are established to absorb losses on loans for which full collectibility cannot be reasonably assured.

         Our evaluation of the adequacy of the allowance for loan losses includes a review of all loans on a monthly basis. For residential mortgage loans and consumer loans, the primary factors used to determine the adequacy of the allowance are delinquency, collateral value, general economic conditions and, where applicable, individual borrower information that is known to us. For commercial loans and commercial real estate loans, the review includes financial performance of the borrower, payment history, collateral value, general economic conditions and more specific economic conditions affecting specific industries or business activities of the borrowers within the portfolio segments.

         The amount of the general portion of the allowance for loan losses is determined by applying loss factors to the outstanding loans in the portfolio.

The amount of the factor applied to the loans is dependent upon the type of loan and management's assessment of the relative risk associated with that loan type.

The factors may change from time to time if conditions or events warrant such change. American Bank commenced operations in 1997, and as of December 31, 2006 had recorded charge-offs on eight loans. In addition, we have had very limited amounts of loan delinquencies. As a result, we consider the past experience and knowledge of management, gained at other banking institutions where they have worked and the experience of our peer group, in determining our loss factors.

         Management maintains an allowance for loan losses that it considers adequate based on the evaluation process that it performs on a monthly basis. As part of this process, management considers it appropriate to maintain a portion of the allowance that is based on credit quality trends, loan volume, current economic trends and other uncertainties. This portion of the allowance for loan losses is recorded as a component of the general portion.

         At December 31, 2006 and December 31, 2005, we had an allowance for loan losses of $3.7 million and $3.4 million, respectively. Management believes that the allowance for loan losses at December 31, 2006 was sufficient to absorb losses inherent in the portfolio at that date. Although management believes that it uses the best information available to make such determinations, future adjustments to the allowance for loan losses may be necessary and the results of operations could be significantly and adversely affected if circumstances differ substantially from the assumptions we used in making the determinations.

Furthermore, while we believe we have established our existing allowance for loan losses in accordance with U. S. generally accepted accounting principles,

there can be no assurance that the Pennsylvania Department of Banking or the

Board of Governors of the Federal Reserve System, in reviewing our loan portfolio, will not request us to increase our allowance for loan losses. In addition, because future events affecting borrowers and collateral cannot be predicted with certainty, there can be no assurance that the existing allowance for loan losses is adequate or that material increases will not be necessary should the quality of any loans deteriorate as a result of the factors discussed above. Any material increase in the allowance for loan losses may adversely affect the Company's financial condition and results of operations.

DEPOSITS

Total deposits increased by $37,000, or 0.1%, to $369,995,000 at December 31,

2006 from the December 31, 2005 balance of $369,958,000. Non-interest bearing demand deposits increased $499,000, or 3.3%, to $15.9 million at December 31,

2006, from $15.4 million at December 31, 2005. Interest-bearing checking accounts decreased $13.1 million, or 14.5%, to $77.2 million, at December 31,

2006, compared to $90.3 million at December 31, 2005. Savings deposits,

including money market accounts, decreased $36.7 million, or 33.4%, to $73.2 million at December 31, 2006, from the balance of $109.9 million at December 31,

2005. Total certificates of deposit increased by $49.3 million, or 32.1%, to

$202.7 million from the December 31, 2005 balance of $153.4 million.

BORROWED MONEY

         Short-term borrowed money consists of federal funds purchased,

overnight borrowings in the form of advances from the Federal Home Loan Bank of

Pittsburgh ("FHLB") and securities sold under agreements to repurchase.

         The Bank purchases federal funds as needed directly from other banks on a nationwide basis. Generally, these borrowings are for one day at a rate agreed upon by the parties to the transaction. These borrowings are unsecured.

Overnight funds are borrowings from the FHLB under an open repurchase agreement and renew daily at a rate determined by the FHLB. These borrowings are secured by the master borrowing agreement between the Bank and the FHLB. The Bank enters into agreements with customers as part of cash management services where the

Bank sells securities to the customer overnight with the agreement to repurchase them at par. Securities sold under agreements to repurchase, which are classified as secured borrowings, generally mature within one day of the transaction date. Securities sold under agreements to repurchase are reflected at the amount of cash received in connection with the transaction. The securities underlying the agreements are under the Bank's control and the fair value of the underlying securities are monitored on a daily basis.

         Federal funds purchased totaled $15.0 million at December 31, 2006.

There were no federal funds purchased at December 31, 2005. Overnight borrowings from the FHLB totaled $475,000 at December 31, 2006, a decrease from the $4.2 million outstanding on December 31, 2005. Securities sold under agreements to repurchase totaled $12.0 million at December 31, 2006, an increase of $3.3 million, or 37.9%, from the total of $8.7 million at December 31, 2005.

         At December 31, 2006, long-term debt consisted of a $4.0 million loan due December 31, 2007 with interest at prime rate (as published in the Wall

Street Journal) plus 100 basis points and resetting monthly. This loan was used to finance in part the repurchase of 1.4 million shares of the Company's common stock in February of 2006. Also included in long-term debt at December 31, 2006,

is $57.5 million of fixed maturity advances with interest rates locked for certain periods of time, after which the FHLB may, at its option, elect to convert the advances to a variable rate of interest that resets quarterly and is based on a spread over the then-current 90 day LIBOR. If the FHLB does reprice the advance, the Bank has the option to pay the advances back to the FHLB with no penalty. Interest rates on these advances at December 31, 2006 range from

2.74% to 6.07%, with a weighted average interest rate of 4.85%.

         American Bank is subject to maximum borrowing limitations with the FHLB based, in part, on the amount of qualifying assets American Bank holds in the form of residential mortgage loans and U.S. Government agency securities,

including mortgage backed securities. As of December 31, 2006 American Bank's maximum borrowing capacity was $229.2 million, of which $171.0 million was available.

JUNIOR SUBORDINATED MANDATORY REDEEMABLE CONVERTIBLE DEBENTURES

         On April 26, 2002, American Bank Incorporated issued $10.2 million principal amount of 6.0% junior subordinated debentures due March 31, 2032 to

American Capital Trust I (the "Trust"). American Bank Incorporated owns all of the common equity of the Trust. The debentures are the sole asset of the Trust.

The Trust issued $10.2 million of 6.0% cumulative convertible trust preferred securities to investors. The trust preferred securities are callable by American

Bank Incorporated after March 31, 2007, or earlier under certain conditions. The trust preferred securities must be redeemed at the maturity of the debentures on

March 31, 2032. Holders of the trust preferred securities may elect to convert the preferred securities into common stock of American Bank Incorporated at any time, at a conversion ratio of one share of common stock for each preferred security. Preferred securities are convertible into 1,198,494 shares of common stock at December 31, 2006. American Bank Incorporated's obligations under the debentures and related documents, taken together, constitute a full and unconditional guarantee by American Bank Incorporated of the Trust's obligations under the preferred securities.

         The trust and the underlying securities are subject to Financial

Accounting Standards Board Interpretation No. 46R ("FIN 46R"), which provides guidance for the consolidation of variable interest entities ("VIEs").

Management determined that under the provisions of FIN 46, American Capital

Trust I was required to be de-consolidated as of March 31, 2004. After adoption of FIN 46, the junior subordinated debentures issued to the Trust continue to be reported on the Consolidated Balance Sheets as "Long-term debt." American Bank

Incorporated's equity interest in the Trust of $315,000 (which was eliminated in consolidation prior to adoption of FIN 46R) is reported in "Other assets."

Please refer to Note 10 to the Consolidated Financial Statements for additional discussion of FIN 46R.

         The debentures qualify as Tier 1, or core capital of American Bank

Incorporated, subject to a 25% of capital limitation under risk-based capital guidelines developed by the Federal Reserve Board. The portion that exceeds the

25% of capital limitation qualifies as Tier 2, or supplementary capital of

American Bank Incorporated. At December 31, 2006 the entire $10.2 million of the debentures outstanding qualified as Tier 1 capital of American Bank

Incorporated. The Federal Reserve Board ("FRB") has indicated that the preferred securities will continue to qualify as Tier I Capital, subject to the above noted limitations, until further notice. Should the FRB determine that the preferred securities no longer qualify as Tier I capital, American Bank

Incorporated has the right to call the entire issue.

STOCKHOLDERS' EQUITY

         Stockholders' equity at December 31, 2006 was $34.2 million, a decrease of $10.1 million, or 22.8%, from the December 31, 2005 balance of $44.3 million.

This decrease was attributable to the repurchase of 1.6 million shares of

Company stock for $14.0 million during the year. This decrease was partially off-set by net income of $2.8 million, shares purchased under the dividend reinvestment and stock purchase plan ("DRIP") of $1.0 million and an increase in other comprehensive income of $1.3 million.

COMPARISON OF OPERATING RESULTS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

NET INCOME

         For the year ended December 31, 2006, we reported net income of $2.8 million, or $0.46, per basic share and $0.43 per diluted share for a return on average assets of 0.54% and a return on average equity of 8.02%. This was a decrease of $701,000, or 19.9%, from net income of $3.5 million for the year ended December 31, 2005, or $0.48 per basic share and $0.45 per diluted share.

The decrease in net income was primarily the result of decreases of $287,000 in net interest income, $788,000 in other income and by an increase of $189,000 in other expense.

NET INTEREST INCOME

         Net interest income, which is the sum of interest and certain loan origination fees generated by interest-earning assets minus interest paid on deposits and other funding sources, is the principal source of our earnings. Net interest income decreased by $287,000, or 2.9%, to $9.8 million for the year ended December 31, 2006, as compared to $10.0 million for the year ended

December 31, 2005. Average interest-earning assets grew to $504.2 million for the year ended December 31, 2006, an increase of $4.8 million, or 1.0%, as compared to the average of $499.4 million for the year ended December 31, 2005.

Average interest-bearing liabilities grew to $469.6 million for the year ended

December 31, 2006, an increase of $14.7 million, or 3.2%, compared to the average of $454.9 million for the year ended December 31, 2005. The yield on average interest-earning assets was 5.59% for the year ended December 31, 2006,

an increase of 73 basis points from the yield of 4.86% for the year ended

December 31, 2005. The increase in the yield on earning assets resulted from the current interest rate environment and American Bank's continued efforts to increase the size of the loan portfolio as a percent of total assets. The cost of funds was 3.92% for the year ended December 31, 2006, an increase of 79 basis points from the cost of 3.13% for the year ended December 31, 2005. The increase in the cost of funds resulted from the current interest rate environment and our strategy of pricing fixed maturity and non-maturity deposits in the top 5% of financial institutions nationwide. As interest rates have risen, our cost of funds has risen at a slightly faster rate than the yield on our earning assets.

Our net interest margin (net interest income as a percentage or average interest-earning assets) decreased seven basis points, to 1.94%, for the year ended December 31, 2006, as compared to 2.01%, for the year ended December 31,

2005.

PROVISION FOR LOAN LOSSES

         Management records a provision for loan losses in amounts that result in an allowance for loan losses that management believes is sufficient to absorb losses inherent in the loan portfolio. Management's evaluation includes such factors as past loan loss experience, economic conditions, delinquency statistics and re-evaluation of the credit quality of the loans in the portfolio. During the year ended December 31, 2006, the provision for loan losses amounted to $349,000, a decrease of $275,000, or 44.1%, from the $624,000 provision for the year ended December 31, 2005. The decrease in the provision in the current year was primarily the result of the continued favorable performance of our loans outstanding and a decrease in loans originated during the year. At

December 31, 2006, the allowance for loan losses as a percentage of outstanding loans was 1.12%, the same percentage as at December 31, 2005. Management considers the allowance for loan losses at December 31, 2006 to be adequate for the inherent risks of loss in its loan portfolio at that date.

OTHER INCOME

         Total other income for the year ended December 31, 2006 was $755,000, a decrease of $788,000, or 51.1%, compared to $1.5 million for the year ended

December 31, 2005. Service charges on deposit accounts decreased to $192,000 for the year 2006, compared to $200,000 for the year 2005. Net realized gains on sale of loans decreased $70,000, or 55.1%, to $57,000 in 2006 compared to

$127,000 in 2005. The decrease in gains on sale of loans reflects the slow down in the housing market in the Lehigh Valley, the result of rising interest rates.

Net losses on securities available for sale totaled $79,000 for the year ended

December 31, 2006, compared to a net gain of $263,000 for year 2005. During the fourth quarter of 2005, the Company sold $3.4 million of common stock of financial institutions held for investment purposes and realized $588,000 of gain. These securities were sold to generate cash to repurchase a block of the

Company's shares of common stock in a private transaction. Other non-interest income is comprised primarily of income from automated teller machine fees, safe deposit box rental fees, wire transfer fees, sales of checks and checkbooks and other fee income on loans. Other fee income decreased by $371,000, or 60.4%, to

$243,000 for the year ended December 31, 2006 compared to $614,000 for the year ended December 31, 2005. During the year 2005, the Company generated $357,000 from one transaction in which the borrower paid fees to satisfy the contractual terms of a loan secured by computer and other equipment.

OTHER EXPENSE

         Other expense for the year ended December 31, 2006 increased $189,000,

or 3.2%, to $6.1 million as compared to $5.9 million for the year ended December

31, 2005. Our efficiency ratio (other expense divided by the sum of net interest income and other income) increased to 56.7% for the year ended December 31,

2006, as compared to 50.6% for the year ended December 31, 2005. This was primarily the result of the decrease in other income during the year 2006.

Salaries, wages and benefits for the year ended December 31, 2006 totaled $2.6 million, an increase of $139,000, or 5.6%, as compared to salaries and wages for the year ended December 31, 2005, primarily the result of merit based pay raises and increases in the cost of benefit plans provided to employees. Marketing and business development costs decreased $33,000 due largely to decreases in advertising expense. Professional fees increased by $63,000, or 25.4%, to

$311,000 for the year ended December 31, 2006, compared to $248,000 for the year ended December 31, 2005 primarily from legal, accounting and consulting fees paid in connection with the repurchase of 1.4 million shares of Company stock in a private transaction and from the Company' change of independent registered public accounting firms during the year. Pennsylvania bank shares tax increased

$67,000, to $339,000, the result of a higher amount of capital subject to tax in

2006 compared to 2005.

INCOME TAX EXPENSE

         Income tax expense for the year ended December 31, 2006 amounted to

$1.3 million, a decrease of $288,000 from the $1.6 million incurred for the year ended December 31, 2005, due primarily to the decrease in pretax income. Our effective tax rate for the year 2006 was 31.1%, as compared to 30.7% for 2005.

The benefit realized from income with preferential tax treatment was less in

2006 than in 2005.

CAPITAL RESOURCES AND LIQUIDITY

         Our liquidity management objectives are to ensure the availability of sufficient cash flows to meet all financial commitments and to capitalize on opportunities for expansion. Liquidity management addresses the ability to meet deposit account withdrawals on demand or at contractual maturity, to repay borrowings as they mature, and to fund new loans and investments as opportunities arise. Our primary sources of internally generated funds are principal and interest payments on loans receivable, cash flows generated from operations, and cash flows generated by investments. External sources of funds include increases in deposits and advances from the FHLB.

         We monitor our liquidity position on an ongoing basis and report regularly to the Board of Directors the level of liquidity as compared to minimum levels established by Board policy. As of December 31, 2006, our level of liquidity was in excess of the minimum established by Board policy.

         American Bank Incorporated is subject to various regulatory capital adequacy requirements promulgated by the Pennsylvania Department of Banking and the Board of Governors of the Federal Reserve System. Failure to meet minimum capital requirements can result in certain mandatory and, possibly, additional discretionary actions by regulators that, if undertaken, could have a direct material effect on our financial condition and results of operations. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, American Bank must meet specific capital guidelines that involve quantitative measures of its assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices.

         Quantitative measures established by regulation to ensure capital adequacy require American Bank Incorporated and American Bank to maintain minimum amounts and ratios (set forth in the tables below) of Total and Tier 1 capital to risk-weighted assets and Tier 1 capital to average assets. As of

December 31, 2006, American Bank Incorporated and American Bank exceeded all applicable capital adequacy requirements.

         At December 31, 2006, American Bank's actual and required minimum capital ratios were as follows:

                                                                      REQUIRED FOR CAPITAL    REQUIRED TO BE CONSIDERED

                                                    ACTUAL               ADEQUACY PURPOSES        "WELL CAPITALIZED"

                                           ----------------------     ----------------------     --------------------

                                            AMOUNT        PERCENT      AMOUNT       PERCENT       AMOUNT      PERCENT

                                           --------      --------     --------      --------     --------    --------

                                                                      (DOLLARS IN THOUSANDS)

As of December 31, 2006:

Total Capital (to risk weighted assets)    $ 45,237         12.36%    $  29,281         8.00%    $ 36,601       10.00%

Tier I Capital (to risk weighted assets)     41,503         11.34        14,640         4.00       21,961        6.00

Tier I Capital (to average assets)           41,503          8.22        20,190         4.00       25,238        5.00

         At December 31, 2006, American Bank Incorporated's actual and required minimum capital ratios were as follows:

                                                                       REQUIRED FOR CAPITAL

                                                    ACTUAL               ADEQUACY PURPOSES

                                           ----------------------     --------      --------

                                            AMOUNT        PERCENT      AMOUNT       PERCENT

                                           --------      --------     --------      --------

                                                        (DOLLARS IN THOUSANDS)

As of December 31, 2006:

Total Capital (to risk weighted assets)    $ 47,990         12.89%    $  29,789        8.00%

Tier I Capital (to risk weighted assets)     43,140         11.59        14,894        4.00

Tier I Capital (to average assets)           43,140          8.45        20,413        4.00

COMMITMENTS AND OFF BALANCE SHEET OBLIGATIONS

         American Bank Incorporated's consolidated financial statements do not reflect various commitments that are made in the normal course of business,

which may involve some liquidity risk. These commitments consist mainly of unfunded loans and letters of credit made under the same standards as on-balance sheet instruments. Unused commitments at December 31, 2006 totaled $57.7 million. This consisted of $12.9 million in commitments to fund commercial business, commercial real estate, residential real estate and commercial and residential construction loans, $37.3 million under lines of credit, including

$5.6 million in home equity lines of credit and $5.5 million in standby letters of credit. Because these commitments have a fixed maturity date and because many of them will expire without being drawn upon, they do not generally present any significant liquidity risk to American Bank Incorporated.

         Management believes that any amounts actually drawn upon can be funded in the normal course of operations. American Bank Incorporated has no investment in or financial relationship with any unconsolidated entities that are reasonably likely to have a material effect on liquidity or the availability of capital resources.

CONTRACTUAL OBLIGATIONS AND CAPITAL RESOURCES

         The following table represents American Bank Incorporated's aggregate on- and off-balance sheet contractual obligations to make future payments as of

December 31, 2006.

                                        DUE AFTER      DUE AFTER

                                       DECEMBER 31,   DECEMBER 31,

                          DUE BY       2007 THROUGH   2009 THROUGH     DUE AFTER

                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,

                            2007           2009          2011            2011        TOTAL

                          --------       --------       --------       --------     --------

                                                (IN THOUSANDS)

Time deposits             $165,734       $ 21,504       $ 15,479       $     --       $202,717

Short-term debt             27,616             --             --             --         27,616

Long-term debt              19,129            105         27,500         15,000         61,734

Junior subordinated

debentures                      --             --             --         10,503         10,503

Operating leases               387            826            832            399          2,444

                          --------       --------       --------       --------       --------

  Total                   $212,866       $ 22,435       $ 43,811       $ 25,902       $305,014

                          ========       ========       ========       ========       ========

         American Bank Incorporated is not aware of any known trends or any known demands, commitments, events or uncertainties which would result in any material increase or decrease in liquidity.

         The greater the capital resources, the more likely we will be able to meet our cash obligations and unforeseen expenses. Stockholders' equity at

December 31, 2006 totaled $34.2 million and was in excess of our required regulatory capital levels.

ASSET QUALITY

NON-PERFORMING ASSETS AND DELINQUENCIES

         When a borrower fails to make a required payment on a loan, we attempt to cure the deficiency by contacting the borrower and seeking the payment. Late notices are mailed no more than 16 days after the payment is due. In most cases,

deficiencies are cured promptly. If a delinquency continues, additional contact is made through written notice and direct contact from an assigned account officer. American Bank will remain in continual contact with the borrower and,

if needed, will attempt to work out a payment schedule acceptable to us and the borrower. While we generally prefer to work with borrowers to resolve such problems, we will institute foreclosure or other proceedings, as necessary, to minimize any potential loss.

         Loans are generally placed on non-accrual status if, in the opinion of management, principal or interest payments are not likely to be made in accordance with the terms of the loan agreement, or when principal or interest is past due more than 90 days. Interest accrued but not collected at the date the loan is placed on non-accrual status is reversed against income in the current period. Loans may be reinstated to accrual status when payments are less than 90 days past due and, in the opinion of management, collection of the remaining balance can be reasonably expected. The Board of Directors is informed monthly of the status of all loans delinquent more than 15 days.

         During the year ended December 31, 2006, we charged off three loans totaling approximately $8,000 and classified one loan as non-performing and impaired but not requiring an impairment charge. At December 31, 2006, we had three loans classified as non-performing and in the process of being resolved.

Two of the loans which are to one borrower were classified as non-performing in the year 2004. At December 31, 2006, we had four loans with unpaid balances of

$249,000 that were delinquent more than 30 days and still accruing interest.

During the year ended December 31, 2006, we did not charge off any loans and did not record impairment charges on any loans. At December 31, 2005, we had two loans, to one borrower, classified as non-performing and in the process of being resolved, no loans delinquent more than 30 days and still accruing interest and no assets acquired in settlement of loans. The two loans classified as non-performing at December 31, 2005, were classified as non-performing at

December 31, 2004. The borrower on these loans has filed for protection under the U. S. Bankruptcy Code.

REAL ESTATE ACQUIRED IN SETTLEMENT OF LOANS

         Real estate acquired by American Bank as a result of foreclosure or by deed in lieu of foreclosure would be classified as real estate acquired in settlement of loans until sold. At December 31, 2006 and 2005, we had no real estate acquired in settlement of loans.

RESTRUCTURED LOANS

         Under U.S. Generally Accepted Accounting Principles ("GAAP"), American

Bank is required to account for certain loan modifications or restructurings as

"troubled debt restructurings." In general, the modification or restructuring of a debt constitutes a troubled debt restructuring if American Bank, for economic or legal reasons related to the borrower's financial difficulties, grants a concession to the borrower that we would not otherwise consider. Debt restructurings or loan modifications for a borrower do not necessarily always constitute troubled debt restructurings and troubled debt restructurings do not necessarily result in non-accrual loans. We had no restructured loans as of

December 31, 2006.

ASSET CLASSIFICATION

         The Pennsylvania Department of Banking and Board of Governors of the

Federal Reserve System have adopted various regulations regarding problem assets of banking institutions. The regulations require that each insured institution review and classify its assets on a regular basis. In addition, in connection with examinations of insured institutions, regulatory examiners have authority to identify problem assets and, if appropriate, require them to be classified.

There are three classifications for problem assets: "Substandard," "Doubtful,"

and "Loss." "Substandard" assets have one or more defined weaknesses and are characterized by the distinct possibility that we will sustain some loss if the deficiencies are not corrected. "Doubtful" assets have the weaknesses of

"Substandard" assets with the additional characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts,

conditions, and values questionable, and there is a high probability of loss,

although the amount of such loss may not be determinable at such time. An asset classified as "Loss" is considered uncollectible and of such little value that continuance as an asset of American Bank is not warranted. If an asset or portion thereof is classified as "Loss," we must establish a specific allowance for loss for the amount of the portion of the asset classified as "Loss." All or a portion of general loan loss allowances established to cover possible losses related to assets classified "Substandard" or "Doubtful" can be included in determining our regulatory capital, while specific valuation allowances for loan losses generally do not qualify as regulatory capital. Assets that do not currently expose us to sufficient risk to warrant classification in one of the aforementioned categories but possess weaknesses are designated as "Special

Mention" and monitored by us.

         At December 31, 2006, the aggregate amount of our assets classified as

"Special Mention" and "Substandard" were $1,746,200 and $-0-, respectively. No assets were classified as "Doubtful," and $39,000 of assets were classified as

"Loss."

IMPACT OF NEW ACCOUNTING STANDARDS

         In February 2006, the Financial Accounting Standards Board ("FASB")

issued Statement of Financial Accounting Standards ("FAS") No. 155, Accounting

for Certain Hybrid Instruments, as an amendment of FASB Statements No. 133 and

140. FAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. This statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

         In March 2006, the FASB issued FAS No. 156, Accounting for Servicing of

Financial Assets. This statement, which is an amendment to FAS No. 140, will simplify the accounting for servicing assets and liabilities, such as those common with mortgage securitization activities. Specifically, FAS No. 156 addresses the recognition and measurement of separately recognized servicing assets and liabilities and provides an approach to simplify efforts to obtain hedge-like (offset) accounting. FAS No. 156 also clarifies when an obligation to service financial assets should be separately recognized as a servicing asset or a servicing liability; requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; and

permits an entity with a separately recognized servicing asset or servicing liability to choose either the amortization or fair value methods for subsequent measurement. The provisions of FAS No. 156 are effective as of the beginning of the first fiscal year that begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

         In September 2006, the FASB issued FAS No. 157, Fair Value

Measurements, which provides enhanced guidance for using fair value to measure assets and liabilities. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. FAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15,

2007, and interim periods within those fiscal years. Early adoption is permitted. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

            In September 2006, the FASB issued FAS No. 158, Employers'

Accounting for Defined Benefit Pension and Other Postretirement Plans, an

amendment of FASB Statements No. 87, 88, 106 and 132(R). FAS No. 158 requires that a company recognize the overfunded or underfunded status of its defined benefit post retirement plans (other than multiemployer plans) as an asset or liability in its statement of financial position and that it recognize changes in the funded status in the year in which the changes occur through other comprehensive income. FAS No. 158 also requires the measurement of defined benefit plan assets and obligations as of the fiscal year-end, in addition to footnote disclosures. On December 31, 2006, the Company adopted FAS No. 158,

except for the measurement provisions, which are effective for fiscal years ending after December 15, 2008. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

         In June 2006, the FASB issued FASB Interpretation No. 48 ("FIN 48"),

Accounting for Uncertainty in Income Taxes. FIN 48 is an interpretation of FAS

No. 109, Accounting for Income Taxes, and it seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. This Interpretation clarifies that management is expected to evaluate an income tax position taken or expected to be taken for likelihood of realization before recording any amounts for such position in the financial statement. FIN 48 also requires expanded disclosure with respect to income tax positions taken that are not certain to be realized. This

Interpretation is effective for fiscal years beginning after December 15, 2006,

and will require management to evaluate every open tax position that exists in every jurisdiction on the date of initial adoption. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations.

         In September 2006, the FASB reached consensus on the guidance provided by Emerging Issues Task Force Issue 06-4 ("EITF 06-4"), Accounting for Deferred

Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life

Insurance Arrangements. The guidance is applicable to endorsement split-dollar life insurance arrangements, whereby the employer owns and controls the insurance policy, that is associated with a postretirement benefit. EITF 06-4 requires that for a split-dollar life insurance arrangement within the scope of the issue, an employer should recognize a liability for future benefits in accordance with FAS No. 106 (if, in substance, a postretirement benefit plan exists) or Accounting Principles Board Opinion No. 12 (if the arrangement is, in substance, an individual deferred compensation contract) based on the substantive agreement with the employee. EITF 06-4 is effective for fiscal years beginning after December 15, 2007. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations or financial condition.

         In September 2006, the FASB reached consensus on the guidance provided by Emerging Issues Task Force Issue 06-5 ("EITF 06-5"), Accounting for Purchases

of Life Insurance--Determining the Amount That Could Be Realized in Accordance

with FASB Technical Bulletin No. 85-4, Accounting for Purchases of Life

Insurance. EITF 06-5 states that a policyholder should consider any additional amounts included in the contractual terms of the insurance policy other than the cash surrender value in determining the amount that could be realized under the insurance contract. EITF 06-5 also states that a policyholder should determine the amount that could be realized under the life insurance contract assuming the surrender of an individual-life by individual-life policy (or certificate by certificate in a group policy). EITF 06-5 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations or financial condition.

IMPACT OF INFLATION AND CHANGING PRICES

         The consolidated financial statements and related notes of American

Bank Incorporated have been prepared in accordance with GAAP. GAAP generally requires the measurement of financial position and operating results in terms of historical dollars without consideration for changes in the relative purchasing power of money over time due to inflation. The impact of inflation is reflected in the increased cost of our operations. Unlike industrial companies, our assets and liabilities are primarily monetary in nature. As a result, changes in market interest rates have a greater impact on performance than the effects of inflation.

                        COMMON STOCK AND RELATED MATTERS

         We began paying a cash dividend to stockholders in March 2004.

Historically, we have paid dividends annually on our common stock. We began paying dividends quarterly during 2006. Payment of dividends on American Bank

Incorporated's common stock is subject to determination and declaration by the

Board of Directors and depends upon a number of factors, including capital requirements, regulatory limitations on the payment of dividends, American Bank

Incorporated's results of operations and financial condition, tax considerations and general economic conditions. No assurance can be given that cash dividends will continue to be declared and paid or, if declared, what the amount of dividends will be.

         Our shares of common stock are listed for trading on the Nasdaq Capital

Market under the symbol "AMBK." As of March 19, 2007, we had seven registered market makers, 682 stockholders of record (excluding the number of persons or entities holding stock in street name through various brokerage firms), and

5,948,157 shares outstanding.

         The following tables set forth market price and dividend information for the common stock for the last two fiscal years.

YEAR ENDED DECEMBER 31, 2006        HIGH           LOW       CASH DIVIDENDS DECLARED

----------------------------     ---------       --------    -----------------------

Fourth Quarter                   $    9.05       $   8.17       $   0.04

Third Quarter                         9.37           8.63           0.04

Second Quarter                       10.50           8.50           0.04

First Quarter                        10.25           8.30           0.12

YEAR ENDED DECEMBER 31, 2005        HIGH           LOW       CASH DIVIDENDS DECLARED

----------------------------     ---------       --------    -----------------------

Fourth Quarter                   $    9.05       $   8.17       $     --

Third Quarter                         9.37           8.63             --

Second Quarter                       10.50           8.50             --

First Quarter                        10.25           8.30           0.11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

American Bank Incorporated

We have audited the accompanying consolidated balance sheet of American Bank

Incorporated and subsidiaries as of December 31, 2006, and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying consolidated financial statements of American Bank Incorporated and subsidiaries as of

December 31, 2005, and for the year then ended, were audited by other auditors whose report thereon dated March 3, 2006, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company

Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Bank

Incorporated and subsidiaries as of December 31, 2006, and the results of their operations and their cash flows for the year then ended in conformity with U.S.

generally accepted accounting principles.

/s/ S.R. Snodgrass, A.C.

Wexford, PA

March 14, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

American Bank Incorporated

Allentown, Pennsylvania

         We have audited the consolidated balance sheet of American Bank

Incorporated and its subsidiaries as of December 31, 2005, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

         We conducted our audit in accordance with the standards of the Public

Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the 2005 consolidated financial statements referred to above present fairly, in all material respects, the financial position of

American Bank Incorporated and its subsidiaries as of December 31, 2005, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of

America.

                                                   /s/ BEARD MILLER COMPANY LLP

Beard Miller Company LLP

Reading, Pennsylvania

March 3, 2006

AMERICAN BANK INCORPORATED

================================================================================

CONSOLIDATED BALANCE SHEETS

                                                                                            DECEMBER 31,

                                                                                    --------------------------

                                                                                       2006            2005

                                                                                    ---------        ---------

                                                                               (IN THOUSANDS, EXCEPT SHARE DATA)

ASSETS

   Cash and due from banks                                                              $   3,047     $   3,727

   Interest bearing deposit with bank                                                         256            55

                                                                                        ---------     ---------

       Cash and Cash Equivalents                                                            3,303         3,782

   Securities available for sale                                                          149,636       188,691

   Securities held to maturity, fair value 2006 $12,070; 2005 $14,012                      11,709        13,482

   Loans receivable, net of allowance for loan losses 2006 $3,734; 2005 $3,393            319,969       301,394

   Restricted investments in bank stocks                                                    5,067         6,452

   Bank owned life insurance                                                                9,208         8,866

   Premises and equipment, net                                                                893           871

   Accrued interest receivable                                                              2,750         2,709

   Other assets                                                                             2,060         2,853

                                                                                        ---------     ---------

       TOTAL ASSETS                                                                     $ 504,595     $ 529,100

                                                                                        =========     =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES

   Deposits:

      Non-interest bearing                                                              $  15,854     $  15,355

      Interest-bearing                                                                    353,141       353,603

                                                                                        ---------     ---------

       Total Deposits                                                                     368,995       368,958

   Short-term debt                                                                         27,616        12,921

   Long-term debt                                                                          61,734        90,848

   Junior subordinated debentures                                                          10,503        10,187

   Accrued interest payable                                                                   871           817

   Other liabilities                                                                          657         1,024

                                                                                        ---------     ---------

       TOTAL LIABILITIES                                                                  470,376       484,755

                                                                                        ---------     ---------

STOCKHOLDERS' EQUITY

   Preferred stock, par value $.10 per share; authorized 5,000,000 shares;                     --            --

      issued and outstanding -0- shares

   Common stock, par value $.10 per share; authorized 15,000,000 shares; 2006 issued

      7,687,928 shares, outstanding 6,020,026 shares; 2005 issued 7,551,249

      shares, outstanding 7,461,284 shares                                                    769           755

   Paid-in capital                                                                         36,239        35,157

   Treasury stock, at cost (1,667,902 shares in 2006, 89,401 shares in 2005)              (14,748)         (789)

   Unearned ESOP shares, at cost (22,523 shares in 2006, 25,087 shares in 2005)              (178)         (200)

   Allocated but unvested shares in SERP, at cost (12,713 shares in 2006, 12,713

      shares in 2005)                                                                        (109)         (109)

   Retained earnings                                                                       10,980        10,072

   Accumulated other comprehensive income (loss)                                            1,266          (541)

                                                                                        ---------     ---------

       TOTAL STOCKHOLDERS' EQUITY                                                          34,219        44,345

                                                                                        ---------     ---------

       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       $ 504,595     $ 529,100

                                                                                        =========     =========

See notes to consolidated financial statements.

AMERICAN BANK INCORPORATED

================================================================================

CONSOLIDATED STATEMENTS OF INCOME

                                                                       YEARS ENDED DECEMBER 31,

                                                                  -------------------------------

                                                                    2006                   2005

                                                                  --------               --------

                                                                 (IN THOUSANDS, EXCEPT PER SHARE DATA)

   Loans receivable, including fees                               $ 19,634               $ 16,206

   Securities, taxable                                               8,502                  8,042

   Interest-bearing deposit with bank                                   26                     45

                                                                  --------               --------

       TOTAL INTEREST INCOME                                        28,162                 24,293

                                                                  --------               --------

INTEREST EXPENSE

   Deposits                                                         12,583                  9,150

   Short-term debt                                                   1,796                    165

   Long-term debt                                                    3,412                  4,320

   Junior subordinated debentures                                      611                    611

                                                                  --------               --------

       TOTAL INTEREST EXPENSE                                       18,402                 14,246

                                                                  --------               --------

       NET INTEREST INCOME                                           9,760                 10,047

PROVISION FOR LOAN LOSSES                                              349                    624

                                                                  --------               --------

       NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES           9,411                  9,423

                                                                  --------               --------

OTHER INCOME

   Service fees                                                        192                    200

   Net realized gains on sale of residential mortgage loans             57                    127

   Net gains (losses) on securities available for sale                 (79)                   263

   Earnings on bank owned life insurance                               342                    339

   Other                                                               243                    614

                                                                  --------               --------

       TOTAL OTHER INCOME                                              755                  1,543

                                                                  --------               --------

OTHER EXPENSES

   Salaries, wages and benefits                                      2,635                  2,496

   Occupancy                                                           848                    843

   Equipment and data processing                                       602                    658

   Marketing and business development                                  171                    204

   Loan origination and product management                             412                    424

   Professional services                                               311                    248

   Pennsylvania bank shares tax                                        339                    272

   Other                                                               740                    724

                                                                  --------               --------

       TOTAL OTHER EXPENSES                                          6,058                  5,869

                                                                  --------               --------

       INCOME BEFORE INCOME TAXES                                    4,108                  5,097

INCOME TAXES                                                         1,277                  1,565

                                                                  --------               --------

       NET INCOME                                                 $  2,831               $  3,532

                                                                  ========               ========

NET INCOME PER COMMON SHARE

   Basic                                                          $   0.46               $   0.48

                                                                  ========               ========

   Diluted                                                        $   0.43               $   0.45

                                                                  ========               ========

See notes to consolidated financial statements.

AMERICAN BANK INCORPORATED

================================================================================

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

YEARS ENDED DECEMBER 31, 2006 AND 2005

                                 SHARES OF                                  TREASURY,                   ACCUMULATED

                                  COMMON                                    ESOP AND                       OTHER

                                  STOCK          COMMON       PAID-IN         SERP         RETAINED    COMPREHENSIVE

                               OUTSTANDING       STOCK        CAPITAL        SHARES        EARNINGS     INCOME (LOSS)   TOTAL

                               -----------    -----------   -----------    -----------    -----------    -----------   --------

                                                                  (DOLLARS IN THOUSANDS)

BALANCE - DECEMBER 31, 2004      7,222,538    $       722   $    32,720    $      (118)   $     7,336    $     1,250   $ 41,910

                                                                                                                       --------

Comprehensive income:

    Net income                          --             --            --             --          3,532             --      3,532

    Net change in unrealized

       losses on  securities

       available for

       sale, net of

       reclassification

       adjustment and tax

       effect                           --             --            --             --             --         (1,791)    (1,791)

                                                                                                                       --------

    TOTAL COMPREHENSIVE

      INCOME                                                                                                              1,741

                                                                                                                       --------

Purchase of shares into

  Treasury                         (89,401)            --            --           (789)            --             --       (789)

Purchase of shares by SERP              --             --            --           (109)            --             --       (109)

Purchase of shares by ESOP              --             --            --           (110)            --             --       (110)

Allocation of shares by ESOP            --             --            --             28             --             --         28

Dividends declared ($0.12

  per share)                            --             --            --             --           (796)            --       (796)

Dividends reinvested                80,317              8           599             --             --             --        607

Optional purchase through

  DRIP                             235,830             24         1,758             --             --             --      1,782

Exercise of stock options           12,000              1            80             --             --             --         81

                               -----------    -----------   -----------    -----------    -----------    -----------    -------

BALANCE - DECEMBER 31, 2005      7,461,284            755        35,157         (1,098)        10,072           (541)    44,345

                                                                                                                        -------

Comprehensive income:

    Net income                          --             --            --             --          2,831             --      2,831

    Net change in unrealized

      gains on securities

      available for sale, net

      of reclassification

      adjustment and tax

      effect                            --             --            --             --             --          1,807      1,807

                                                                                                                      ---------

    TOTAL COMPREHENSIVE

      INCOME                                                                                                              4,638

                                                                                                                        -------

Stock option expense                    --             --            59             --             --             --         59

Purchase of shares into

  Treasury                      (1,578,501)            --            --        (13,959)            --             --    (13,959)

Allocation of shares by ESOP            --             --            --             22             --             --         24

Dividends declared ($0.24

  per share)                            --             --            --             --         (1,923)            --     (1,923)

Dividends reinvested               137,243             14         1,023             --             --             --      1,037

Optional purchase through

  DRIP                                  --             --            --             --             --             --         --

                               -----------    -----------   -----------    -----------    -----------    -----------   —-------

BALANCE - DECEMBER 31, 2006      6,020,026    $       769   $    36,239    $   (15,035)   $    10,980    $     1,266   $ 34,219

                               ===========    ===========   ===========    ===========    ===========    ===========   ========

See notes to consolidated financial statements.

AMERICAN BANK INCORPORATED

================================================================================

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  YEARS ENDED DECEMBER 31,

                                                                                 -------------------------

                                                                                   2006             2005

                                                                                 --------         --------

                                                                                       (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES

   Net income                                                                    $  2,831         $  3,532

   Adjustments to reconcile net income to net cash provided by operating activities:

         Provision for loan losses                                                    349              624

         Depreciation and amortization                                                443              480

         Proceeds from sale of residential mortgage loans held for sale            10,467           13,919

         Net realized gains on sale of loans                                          (57)            (127)

         Originations of residential mortgage loans held for sale                 (10,410)         (13,792)

         Net amortization of securities premiums and discounts                      1,290            1,541

         Net (gains) losses on available for sale securities                           79             (263)

         Deferred tax benefit                                                        (291)            (218)

         Income tax benefit on stock options exercised                                 --               14

         Earnings on bank owned life insurance                                       (342)            (339)

         Allocation of ESOP shares                                                     22               28

         (Increase) decrease in accrued interest receivable and other assets          326           (1,026)

         Decrease in accrued interest payable and other liabilities                  (554)            (680)

                                                                                 --------         --------

         NET CASH PROVIDED BY OPERATING ACTIVITIES                                  4,153            3,693

                                                                                 --------         --------

CASH FLOWS FROM INVESTING ACTIVITIES

   Securities available for sale:

      Purchases                                                                   (12,764)         (82,044)

      Maturities and principal repayments                                          47,352           72,076

      Sales                                                                         5,965           38,236

   Securities held to maturity:

      Purchases                                                                    (1,362)         (10,099)

      Maturities and principal repayments                                           3,005           10,056

   Net increase in loans receivable                                               (18,966)         (59,670)

   Purchases of premises and equipment                                               (320)            (188)

   Purchases of restricted investments in bank stocks                             (11,088)          (3,398)

   Redemption of restricted investments in bank stocks                             12,473            3,833

                                                                                 --------         --------

         NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                       24,295          (31,198)

                                                                                 --------         --------

CASH FLOWS FROM FINANCING ACTIVITIES

   Net decrease in demand and savings deposits                                    (49,253)          (3,500)

   Net increase in time deposits                                                   49,290           26,726

   Net increase in short-term debt                                                 14,695            5,930

   Proceeds form long-term debt                                                     4,000               --

   Repayments on long-term debt                                                   (33,114)          (5,247)

   Proceeds from exercise of stock options                                             --               67

   Dividends paid                                                                    (586)            (796)

   Purchase of common stock-Treasury, ESOP and SERP                               (13,959)          (1,008)

                                                                                 --------         --------

         NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                      (28,927)          24,561

                                                                                 --------         --------

         NET DECREASE IN CASH AND CASH EQUIVALENTS                                   (479)          (2,944)

CASH AND CASH EQUIVALENTS - BEGINNING                                               3,782            6,726

                                                                                 --------         --------

CASH AND CASH EQUIVALENTS - ENDING                                               $  3,303         $  3,782

                                                                                 ========         ========

SUPPLEMENTARY CASH FLOWS INFORMATION

   Interest paid                                                                 $ 18,348         $ 14,074

                                                                                 ========         ========

   Income taxes                                                                  $  2,037         $  1,875

                                                                                 ========         ========

See notes to consolidated financial statements.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

American Bank Incorporated (the "Company") was formed to become the holding company of American Bank (the "Bank"). The consolidated financial statements include the accounts of American Bank Incorporated and its wholly-owned subsidiaries American Bank and American Capital Trust I, a trust formed for the purpose of issuing the mandatory redeemable debentures on behalf of the Company

(for additional information, see Note 10). All material intercompany transactions have been eliminated. The Company is subject to regulation and supervision by the Federal Reserve Bank.

The Bank was incorporated September 3, 1996 under the laws of the Commonwealth of Pennsylvania and is a Pennsylvania state chartered bank. The Bank commenced operations on June 5, 1997 and provides full banking services. The Bank is subject to regulation of the Pennsylvania Department of Banking and the Federal

Reserve Bank.

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES

ESTIMATES

     The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, assessment of other than temporary impairment of investment securities and the valuation of deferred tax assets.

SIGNIFICANT CONCENTRATIONS OF CREDIT RISK

     The Bank maintains its principal office in Allentown, Pennsylvania and its local service area includes Lehigh and Northampton counties, along with portions of Berks, Bucks and Montgomery counties, in Pennsylvania. The Bank also offers internet banking services on a national basis to United States citizens regardless of geographic location. Note 4 discusses the types of securities that the Company invests in. Note 5 discusses the types of lending that the Company engages in. The Company does not have any significant concentrations to any one industry or customer. Although the

     Company has a diversified loan portfolio, its debtors' ability to honor their contracts is influenced by their local economy.

PRESENTATION OF CASH FLOWS

     For purposes of reporting cash flows, cash and cash equivalents include cash on hand, amounts due from banks and interest-bearing deposits with banks.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

SECURITIES

     Management determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

     Securities classified as available for sale are those securities that the

     Company intends to hold for an indefinite period of time but not necessarily to maturity. Securities available for sale are carried at fair value. Unrealized gains or losses are included in other comprehensive income, net of the related deferred tax effect. Realized gains or losses,

     determined on the basis of the cost of the specific securities sold, are included in earnings. Premiums and discounts are recognized in interest income using the interest method over the terms of the securities.

     Securities classified as held to maturity are those debt securities the

     Company has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. These securities are carried at cost adjusted for the amortization of premium and accretion of discount, computed by the interest method over the terms of the securities.

     Declines in the fair value of held-to-maturity and available-for-sale securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses. In estimating other than temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near term prospects of the issuer and (3) the intent and ability of the Company to hold the security until its anticipated recovery in fair value. Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method.

RESIDENTIAL MORTGAGE LOANS HELD FOR SALE

     Residential mortgage loans originated and intended for sale in the secondary market are carried at the lower of cost or estimated market value in the aggregate. Net unrealized losses, if any, are recognized through a valuation allowance by a charge against income. Gains and losses on sales of loans held for sale are included in other income. Servicing rights are not retained on residential mortgage loans sold. There were no loans held for sale at December 31, 2006 and 2005.

PURCHASED MORTGAGE LOANS

     The Company records its investment in purchased mortgage loans at cost. The related premium or discount is recognized over the life of the purchased loan and is included as part of interest income. Principal is reduced as payments are received. The Company evaluates the realization of such loans when determining the allowance for loan losses.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

LOANS RECEIVABLE

     Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are stated at their outstanding unpaid principal balances, net of any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the yield (interest income) of the related loans. The Company is generally amortizing these amounts over the contractual life of the loan.

     The accrual of interest is discontinued when the contractual payment of principal or interest has become 90 days past due unless the credit is well secured and in the process of collection, or management has serious doubts about further collectibility of principal or interest, even though the loan is currently performing. When a loan is placed on nonaccrual status, unpaid interest credited to income in the current year is reversed and unpaid interest accrued in prior years is charged against the allowance for loan losses. Interest received on nonaccrual loans generally is either applied against principal or reported as interest income, according to management's judgment as to the collectibility of principal. Generally, loans are restored to accrual status when the obligation is brought current, has performed in accordance with the contractual terms for a reasonable period of time and the ultimate collectibility of the total contractual principal and interest is no longer in doubt.

ALLOWANCE FOR LOAN LOSSES

     The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to earnings. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

     The allowance for loan losses is evaluated on a regular basis by management and is based upon management's periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

     The allowance consists of specific and general components. The specific component relates to loans that are classified as either doubtful,

     substandard or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. A component is maintained to cover uncertainties

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

ALLOWANCE FOR LOAN LOSSES (CONTINUED)

     that could affect management's estimate of probable losses. This component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.

     A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreements. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower's prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial and commercial mortgage loans by either the present value of expected future cash flows discounted at the loan's effective interest rate, or the loan's obtainable market price or the fair value of the collateral if the loan is collateral dependent.

     Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Company does not separately identify individual consumer and residential mortgage loans for impairment disclosures, unless such loans are the subject of a restructuring agreement.

PREMISES AND EQUIPMENT

     Premises and equipment are stated at cost less accumulated depreciation.

     Depreciation is computed on the straight-line method over the assets estimated useful lives. Leasehold improvements are depreciated over the estimated useful life of the improvement. The estimated useful lives for calculating depreciation are as follows:

                                                                         YEARS

                                                                        -------

               Leasehold improvements                                   7 - 12

               Furniture, fixtures and equipment                        5 - 7

               Computer equipment and software                          3 - 5

RESTRICTED INVESTMENT IN BANK STOCKS

     The Company owns several restricted investments in bank stocks including stock in the Federal Home Loan Bank of Pittsburgh (FHLB), the Federal

     Reserve Bank of Philadelphia and the Atlantic Central Bankers Bank. These

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

RESTRICTED INVESTMENT IN BANK STOCKS (CONTINUED)

     stocks are reflected on the balance sheet at historical cost. Under the

     Bank's membership agreement with the FHLB, required stock purchases are based on a percentage of outstanding borrowings, a percentage of unused borrowing capacity and may also include a percentage of assets sold to the

     FHLB.

BANK OWNED LIFE INSURANCE

     The Company invests in bank owned life insurance ("BOLI") as a source of funding for employee benefit expenses. BOLI involves the purchasing of life insurance by the Bank on a chosen group of employees. The Bank is the owner and beneficiary of the policies. This life insurance investment is carried at the cash surrender value of the underlying policies in the amount of

     $9,208,000 and $8,866,000 at December 31, 2006 and 2005, respectively.

     Income from the increase in cash surrender value of the policies is included in other income on the income statement. The policies were purchased to help offset the increase in the costs of various fringe benefit plans including healthcare. In the event of the death of an insured individual under these policies, the Company would receive a death benefit,

     which would be recorded as non-interest income.

TRANSFERS OF FINANCIAL ASSETS

     Transfers of financial assets are accounted for as sales when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company,

     (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

ADVERTISING COSTS

     The Company follows the policy of charging the costs of advertising to expense as incurred. Advertising costs of $84,000 and $80,000 are included in marketing and business development expenses for the years ended December

     31, 2006 and 2005, respectively.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

     Income taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of the deferred tax assets will not be realized.

     Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

OFF-BALANCE SHEET FINANCIAL INSTRUMENTS

     In the ordinary course of business, the Company has entered into off-balance sheet financial instruments consisting of commitments to extend credit and letters of credit. Such financial instruments are recorded in the balance sheet when they are funded.

EARNINGS PER SHARE

     Basic earnings per share represents income available to common stockholders divided by the weighted-average number of shares outstanding during the period. Diluted earnings per share reflects additional common shares that would have been outstanding if dilutive potential common shares had been issued as well as any adjustment to income that would result from the assumed issuance. Potential common shares that may be issued by the Company relate to outstanding stock options and are determined using the treasury stock method. Potential common shares also include the mandatory redeemable convertible debentures determined using the "if converted" method.

COMPREHENSIVE INCOME

     Accounting principles generally require that recognized revenue, expenses,

     gains and losses be included in net income. Certain changes in assets and liabilities, such as unrealized gains and losses on securities available for sale, are reported as a separate component of the equity section of the balance sheet. Such items, along with net income, are the components of comprehensive income.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

COMPREHENSIVE INCOME (CONTINUED)

     The components of other comprehensive income (loss) and related tax effects are as follows:

                                                                               2006         2005

                                                                             -------      -------

                                                                                (IN THOUSANDS)

      Unrealized holding gains (losses) on securities available for sale     $ 2,658      $(2,452)

      Reclassification adjustment for net (gains) losses in net income            79         (263)

                                                                             -------      -------

             NET UNREALIZED GAINS (LOSSES)                                     2,737       (2,715)

      Tax expense (benefit)                                                     (930)         924

                                                                             -------      -------

             NET OF TAX AMOUNT                                               $ 1,807      $(1,791)

                                                                             =======      =======

STOCK-BASED COMPENSATION

     The Company adopted FASB Statement No 123(R) "Share Based Payment" on

     January 1, 2006 using the modified prospective method. Under the provisions of the modified prospective method, prior periods have not been restated.

     Prior to the adoption of FASB No 123(R), the Company followed Accounting

     Principles Board Opinion No 25, "Accounting For Stock Issued to Employees"

     (APB 25), and related interpretations in accounting for its employee stock options. Under APB 25, because the exercise price equaled the market price on the underlying stock at the date of grant, no compensation expense was recognized.

     Pro forma information regarding net income and net income per share is required by FASB Statement No. 123(R), and has been determined as if the

     Company had accounted for its stock options under the fair value method of that statement for the year ended December 31, 2005. The weighted average fair value of options granted during 2006 and 2005 was $2.87 and $2.13,

     respectively. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period.

                                                                             YEAR ENDED

                                                                            DECEMBER 31,

                                                                                2005

                                                                            -----------

                                                                          (IN THOUSANDS)

      Net income, as reported                                                $     3,532

      Total stock based employee compensation expense determined under fair value based method for all awards, net of related

         tax effects                                                                 (23)

                                                                             -----------

          PRO FORMA NET INCOME                                               $     3,509

                                                                             ===========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

STOCK-BASED COMPENSATION (CONTINUED)

                                                             YEAR ENDED

                                                            DECEMBER 31,

                                                               2005

                                                            ----------

                   Earnings per share:

                        As reported:

                            Basic                           $     0.48

                            Diluted                               0.45

                        Pro forma:

                            Basic                                 0.47

                            Diluted                               0.45

     FASB 123(R) requires that the cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for stock-based awards (excess tax benefits) be classified as financing cash flows. Prior to the adoption of FASB 123(R), such excess tax benefits were presented as operating cash flows. Accordingly, $20,000 excess tax benefits has been classified as a financing cash inflow for the year ended December

     31, 2006 in the Consolidated Statements of Cash Flows.

NEW ACCOUNTING STANDARDS

     In February 2006, the Financial Accounting Standards Board ("FASB") issued

     Statement of Financial Accounting Standards ("FAS") No. 155, Accounting for

     Certain Hybrid Instruments, as an amendment of FASB Statements No. 133 and

     140. FAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. This statement is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The adoption of this standard is not expected to have a material effect on the

     Company's results of operations or financial position.

     In March 2006, the FASB issued FAS No. 156, Accounting for Servicing of

     Financial Assets. This statement, which is an amendment to FAS No. 140,

     will simplify the accounting for servicing assets and liabilities, such as those common with mortgage securitization activities. Specifically, FAS No.

     156 addresses the recognition and measurement of separately recognized servicing assets and liabilities and provides an approach to simplify efforts to obtain hedge-like (offset) accounting. FAS No. 156 also clarifies when an obligation to service financial assets should be separately recognized as a servicing asset or a servicing liability;

     requires that a separately recognized servicing asset or servicing liability be initially measured at fair value, if practicable; and permits an entity with a separately recognized servicing asset or servicing liability to choose either of the amortization or fair value methods for subsequent measurement. The provisions of FAS No. 156 are effective as of the beginning of the first fiscal year that begins after September 15,

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING STANDARDS (CONTINUED)

     2006. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

     In September 2006, the FASB issued FAS No. 157, Fair Value Measurements,

     which provides enhanced guidance for using fair value to measure assets and liabilities. The standard applies whenever other standards require or permit assets or liabilities to be measured at fair value. The standard does not expand the use of fair value in any new circumstances. FAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

     Early adoption is permitted. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

     In September 2006, the FASB issued FAS No. 158, Employers' Accounting for

     Defined Benefit Pension and Other Postretirement Plans, an amendment of

     FASB Statements No. 87, 88, 106 and 132(R). FAS No. 158 requires that a company recognize the overfunded or underfunded status of its defined benefit post retirement plans (other than multiemployer plans) as an asset or liability in its statement of financial position and that it recognize changes in the funded status in the year in which the changes occur through other comprehensive income. FAS No. 158 also requires the measurement of defined benefit plan assets and obligations as of the fiscal year-end, in addition tofootnote disclosures. On December 31, 2006, the Company adopted

     FAS No. 158, except for the measurement provisions, which are effective for fiscal years ending after December 15, 2008. The adoption of this standard is not expected to have a material effect on the Company's results of operations or financial position.

     In June 2006, the FASB issued FASB Interpretation No. 48 ("FIN 48"),

     Accounting for Uncertainty in Income Taxes. FIN 48 is an interpretation of

     FAS No. 109, Accounting for Income Taxes, and it seeks to reduce the diversity in practice associated with certain aspects of measurement and recognition in accounting for income taxes. This Interpretation clarifies that management is expected to evaluate an income tax position taken or expected to be taken for likelihood of realization before recording any amounts for such position in the financial statement. FIN 48 also requires expanded disclosure with respect to income tax positions taken that are not certain to be realized. This Interpretation is effective for fiscal years beginning after December 15, 2006, and will require management to evaluate every open tax position that exists in every jurisdiction on the date of initial adoption. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations.

     In September 2006, the FASB reached consensus on the guidance provided by

     Emerging Issues Task Force Issue 06-4 ("EITF 06-4"), Accounting for

     Deferred Compensation and Postretirement Benefit Aspects of Endorsement

     Split-Dollar Life Insurance Arrangements. The guidance is applicable to endorsement split-dollar life insurance arrangements, whereby the employer

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF ACCOUNTING POLICIES (CONTINUED)

NEW ACCOUNTING STANDARDS (CONTINUED)

     owns and controls the insurance policy, that are associated with a postretirement benefit. EITF 06-4 requires that for a split-dollar life insurance arrangement within the scope of the issue, an employer should recognize a liability for future benefits in accordance with FAS No. 106

     (if, in substance, a postretirement benefit plan exists) or Accounting

     Principles Board Opinion No. 12 (if the arrangement is, in substance, an individual deferred compensation contract) based on the substantive agreement with the employee. EITF 06-4 is effective for fiscal years beginning after December 15, 2007. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations or financial condition.

     In September 2006, the FASB reached consensus on the guidance provided by

     Emerging Issues Task Force Issue 06-5("EITF 06-5"), Accounting for

     Purchases of Life Insurance--Determining the Amount That Could Be Realized

     in Accordance with FASB Technical Bulletin No. 85-4, Accounting for

     Purchases of Life Insurance. EITF 06-5 states that a policyholder should consider any additional amounts included in the contractual terms of the insurance policy other than the cash surrender value in determining the amount that could be realized under the insurance contract. EITF 06-5 also states that a policyholder should determine the amount that could be realized under the life insurance contract assuming the surrender of an individual-life by individual-life policy (or certificate by certificate in a group policy). EITF 06-5 is effective for fiscal years beginning after

     December 15, 2006. The Company is currently evaluating the impact the adoption of the standard will have on the Company's results of operations or financial condition.

RECLASSIFICATIONS:

     Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The reclassifications had no effect on net income or stockholders' equity as previously reported.

NOTE 3 - RESTRICTIONS ON CASH AND DUE FROM BANK BALANCES

American Bank is required to maintain reserve balances with the Federal Reserve

Bank. The required reserve balances at December 31, 2006 and 2005 were $319,000 and $25,000, respectively.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - SECURITIES

The amortized cost and approximate fair value of securities as of December 31,

2006 and 2005 are summarized as follows:

                                                                    DECEMBER 31, 2006

                                                -----------------------------------------------------

                                                                GROSS          GROSS

                                                 AMORTIZED    UNREALIZED     UNREALIZED       FAIR

                                                   COST         GAINS          LOSSES         VALUE

                                                ---------     ---------      ---------      ---------

                                                                   (IN THOUSANDS)

SECURITIES AVAILABLE FOR SALE:

     U.S. Government agencies                   $  59,490     $      --      $    (567)     $  58,923

     Mortgage-backed securities                    56,685           195           (264)        56,616

     U.S. Government agency preferred stock         2,161            74            (45)         2,190

     Common stock                                   5,735         2,545            (59)         8,221

     Trust preferred obligations                   23,099           134            (86)        23,147

      Other                                           550            --            (11)           539

                                                ---------     ---------      ---------      ---------

                                                $ 147,720     $   2,948      $  (1,032)     $ 149,636

                                                =========     =========      =========      =========

SECURITIES HELD TO MATURITY:

     Trust preferred obligations                $  10,539     $     375      $     (23)     $  10,891

      Mortgage-backed securities                    1,170             9             --          1,179

                                                ---------     ---------      ---------      ---------

                                                $  11,709     $     384      $     (23)     $  12,070

                                                =========     =========      =========      =========

                                                                   DECEMBER 31, 2005

                                                -----------------------------------------------------

                                                                GROSS          GROSS

                                                 AMORTIZED    UNREALIZED     UNREALIZED       FAIR

                                                   COST         GAINS          LOSSES         VALUE

                                                ---------     ---------      ---------      ---------

                                                                   (IN THOUSANDS)

SECURITIES AVAILABLE FOR SALE:

     U.S. Government agencies                   $  63,489     $      --      $    (813)     $  62,676

     Mortgage-backed securities                    90,036           169           (708)        89,497

     U.S. Government agency preferred stock         2,305            --           (224)         2,081

     Common stock                                   6,214           970             (8)         7,176

     Trust preferred obligations                   27,468            97           (304)        27,261

                                                ---------     ---------      ---------      ---------

                                                $ 189,512     $   1,236      $  (2,057)     $ 188,691

                                                =========     =========      =========      =========

SECURITIES HELD TO MATURITY:

     Trust preferred obligations                $  11,355     $     546      $     (24)     $  11,877

     Mortgage-backed securities                     1,577            17             --          1,594

     Other                                            550            --             (9)           541

                                                ---------     ---------      ---------      ---------

                                                $  13,482     $     563      $     (33)     $  14,012

                                                =========     =========      =========      =========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 – SECURITIES (CONTINUED)

Proceeds from sales of securities available for sale totaled $5,965,000 and

$38,236,000 in the years 2006 and 2005, respectively. Gross realized gains on the sale of securities available for sale totaled $66,000 and $682,000 for the years ended December 31, 2006 and 2005, respectively. Gross realized losses on the sale of securities available for sale totaled $-0- and $220,000 for the years ended December 31, 2006 and 2005, respectively. Not included in the 2006 and 2005 amounts above were other than temporary impairment charges of $145,000 and $199,000, in 2006 and 2005 respectively, which are discussed below.

Securities with a carrying value of $21,817,000 and $23,975,000 at December 31,

2006 and 2005, respectively, were pledged to secure advances from the Federal

Home Loan Bank, public deposits, securities sold under agreements to repurchase and for other purposes as required or permitted by law.

The following table shows gross unrealized losses and fair value on securities,

aggregated by category and length of time that individual securities have been in continuous unrealized loss positions, at December 31, 2006 and 2005.

                                                                     DECEMBER 31, 2006

                                    ------------------------------------------------------------------------------------

                                       LESS THAN 12 MONTHS           12 MONTHS OR MORE                    TOTAL

                                    ------------------------      ------------------------      ------------------------

                                      FAIR         UNREALIZED       FAIR        UNREALIZED        FAIR         UNREALIZED

                                      VALUE          LOSSES         VALUE         LOSSES          VALUE          LOSSES

                                    ---------      ---------      ---------      ---------      ---------      ---------

                                                                        (IN THOUSANDS)

SECURITIES AVAILABLE FOR SALE:

     U.S. Government agencies       $      --      $      --      $  58,923      $    (567)     $  58,923      $    (567)

     Mortgage-backed securities        12,661            (87)        19,584           (177)        32,245           (264)

     U.S. Government agency

         preferred stock                1,315            (45)            --             --          1,315            (45)

     Common stock                       2,191            (49)           119            (10)         2,310            (59)

     Trust preferred obligations           --             --          3,940            (86)         3,940            (86)

     Other                                239            (11)            --             --            239            (11)

                                    ---------      ---------      ---------      ---------      ---------      ---------

                                       16,406           (192)        82,566           (840)        98,972         (1,032)

                                    ---------      ---------      ---------      ---------      ---------      ---------

SECURITIES HELD TO MATURITY:

     Trust preferred obligations        3,538            (23)            --             --          3,538            (23)

                                    ---------      ---------      ---------      ---------      ---------      ---------

       TOTAL TEMPORARILY

           IMPAIRED SECURITIES      $  20,240      $    (215)     $  82,566      $    (840)     $ 102,806      $  (1,055)

                                    =========      =========      =========      =========      =========      =========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - SECURITIES (CONTINUED)

                                                                     DECEMBER 31, 2005

                                   ------------------------------------------------------------------------------------

                                     LESS THAN 12 MONTHS            12 MONTHS OR MORE                    TOTAL

                                   ------------------------      ------------------------      ------------------------

                                     FAIR         UNREALIZED       FAIR        UNREALIZED        FAIR        UNREALIZED

                                     VALUE          LOSSES         VALUE         LOSSES          VALUE         LOSSES

                                   ---------      ---------      ---------      ---------      ---------      ---------

                                                                     (IN THOUSANDS)

SECURITIES AVAILABLE FOR SALE:

     U.S. Government agencies      $  35,530      $    (209)     $  27,146      $    (604)     $  62,676      $    (813)

     Mortgage-backed

     securities                       24,862           (149)        28,426           (559)        53,288           (708)

     U.S. Government agency

         preferred stock                  --             --          2,081           (224)         2,081           (224)

     Common stock                        122             (8)            --             --            122             (8)

     Trust preferred

     obligations                      10,745           (142)         4,989           (162)        15,734           (304)

                                   ---------      ---------      ---------      ---------      ---------      ---------

                                      71,259           (508)        62,642         (1,549)       133,901         (2,057)

                                   ---------      ---------      ---------      ---------      ---------      ---------

SECURITIES HELD TO MATURITY:

        Trust preferred

          obligations                  2,126            (23)             7             (1)         2,133            (24)

        Other                            241             (9)            --             --            241             (9)

                                   ---------      ---------      ---------      ---------      ---------      ---------

                                       2,367            (32)             7             (1)         2,374            (33)

                                   ---------      ---------      ---------      ---------      ---------      ---------

       TOTAL TEMPORARILY

          IMPAIRED SECURITIES      $  73,626      $    (540)     $  62,649      $  (1,550)     $ 136,275      $  (2,090)

                                   =========      =========      =========      =========      =========      =========

Management evaluates securities for other-than-temporary impairment on at least a quarterly basis and more frequently when economic or market concerns warrant such evaluation. Consideration is given to (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At March 31, 2006 management determined that Fannie Mae Series F preferred stock was other-than-temporarily impaired and recorded an impairment charge of

$145,000. The dividend rate on this security resets every two years to a rate equal to the two-year Treasury note minus 16 basis points. The next reset date is March 31, 2008. The security does not have a maturity date. At March 31,

2006, management determined that this security was other than temporarily impaired when the market value did not recover as expected on the dividend reset date.

At December 31, 2005 management determined that Freddie Mac Series M preferred stock was other-than-temporarily impaired and recorded an impairment charge of

$199,000 in the fourth quarter of 2005. The security pays dividends at the rate of the two-year Treasury note plus 10 basis points and resets every two years.

The security does not have a maturity date. At December 31, 2005 the Company determined that this security was other than temporarily impaired based upon management no longer being able to determine when a recovery in market value is expected to occur and therefore not able to determine its intent and ability to hold the security until such recovery.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - SECURITIES (CONTINUED)

In management's opinion, the remaining unrealized losses at December 31, 2006 reflect changes in interest rates subsequent to the acquisition of specific securities. There were 111 securities available for sale and 40 securities held to maturity that are classified as temporarily impaired at December 31, 2006.

The Company has the ability to hold these securities until maturity or market price recovery. Management believes that the unrealized losses represent temporary impairment of the securities.

The amortized cost and fair value of securities as of December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because the securities may be called or prepaid with or without any penalty.

                                              HELD TO MATURITY        AVAILABLE FOR SALE

                                           ---------------------     ---------------------

                                           AMORTIZED      FAIR       AMORTIZED     FAIR

                                             COST         VALUE        COST        VALUE

                                           --------     --------     --------     --------

                                                           (IN THOUSANDS)

Due in one year or less                    $     --     $     --     $ 33,700     $ 33,372

Due after one year through five years            --           --       24,340       24,103

Due after five years through ten years           --           --        2,000        1,987

Due after ten years                          10,539       10,891       25,260       25,337

Mortgage-backed securities                    1,170        1,179       56,685       56,616

Common stock                                     --           --        5,735        8,221

                                           --------     --------     --------     --------

                                           $ 11,709     $ 12,070     $147,720     $149,636

                                           ========     ========     ========     ========

NOTE 5 - LOANS RECEIVABLE

The composition of net loans receivable at December 31, 2006 and 2005 is as follows:

                                                                       2006          2005

                                                                     ---------    ---------

                                                                          (IN THOUSANDS)


         Commercial                                                  $  59,707    $  58,184

         Commercial mortgage                                           155,870      134,191

         Residential mortgage                                           90,213       93,411

         Consumer                                                       17,207       18,265

                                                                     ---------    ---------

                                                                       322,997      304,051

         Net deferred loan costs                                           706          736

         Allowance for loan losses                                      (3,734)      (3,393)

                                                                     ---------    ---------

                NET LOANS RECEIVABLE                                 $ 319,969    $ 301,394

                                                                     =========    =========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - LOANS RECEIVABLE (CONTINUED)

Summary of information related to impaired loans at December 31, 2006 and 2005 is as follows:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Total Non-Accrual Loans                                                    $       68     $       41

                                                                                     ==========     ==========

          Interest income recognized on a cash basis on impaired loans               $        3     $        2

                                                                                     ==========     ==========

NOTE 6 - ALLOWANCE FOR LOAN LOSSES

The following table presents changes in the allowance for loan losses for the years ended December 31, 2006 and 2005:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Balance, beginning                                                         $    3,393     $    2,768

               Provision for loan losses                                                    349            624

               Charge-offs                                                                    8             --

               Recoveries                                                                    --              1

                                                                                     ----------     ----------

          Balance, ending                                                            $    3,734     $    3,393

                                                                                     ==========     ==========

NOTE 7 - PREMISES AND EQUIPMENT

The components of premises and equipment at December 31, 2006 and 2005 are as follows:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Leasehold improvements                                                     $      989     $      885

          Furniture, fixtures and equipment                                               1,431          1,253

          Computer equipment                                                              1,450          1,423

                                                                                     ----------     ----------

                                                                                          3,874          3,561

          Accumulated depreciation                                                       (2,981)        (2,690)

                                                                                     ----------     ----------

                                                                                     $      893     $      871

                                                                                     ============   ==========

Depreciation expense for the year ending December 31, 2006 and 2005,

respectively is $291,000 and $333,000.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8 - DEPOSITS

The components of deposits at December 31, 2006 and 2005 are as follows:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Demand, non-interest bearing                                               $   15,854     $   15,355

          Demand, interest-bearing                                                       77,235         90,296

          Savings                                                                        73,189        109,880

          Time, $100,000 and over                                                        66,564         40,144

          Time, other                                                                   136,153        113,283

                                                                                     -----------    ----------

                                                                                     $  368,995     $  368,958

                                                                                     ==========     ==========

At December 31, 2006, the scheduled maturities of time deposits are as follows

(in thousands):

          2007                                                                                 $  165,734

          2008                                                                                     12,838

          2009                                                                                      8,666

          2010                                                                                     13,703

          2011                                                                                      1,776

                                                                                               ----------

                                                                                               $  202,717

                                                                                               ==========

NOTE 9 - DEBT

The Bank purchases federal funds as needed directly from other banks on a nation-wide basis. Generally, these borrowings are for one day at a rate agreed upon by the parties to the transaction. These borrowings are unsecured.

Overnight funds are borrowings from the FHLB under an open repurchase agreement and renew daily at a rate determined by the FHLB. These borrowings are secured by the master borrowing agreement between the Bank and the FHLB.

The Bank enters into agreements with customers as part of cash management services where the Bank sells securities to the customer overnight with the agreement to repurchase them at par. Securities sold under agreements to repurchase, which are classified as secured borrowings, generally mature within one day of the transaction date. Securities sold under agreements to repurchase are reflected at the amount of cash received in connection with the transaction.

The securities underlying the agreements are under the Bank's control and the fair value of the underlying securities are monitored on a daily basis.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - DEBT (CONTINUED)

Information concerning federal funds purchased, FHLB overnight advances and securities sold under agreements to repurchase is summarized as follows:

                                                                                        YEARS ENDED

                                                                                        DECEMBER 31,

                                                                                   2006               2005

                                                                                 --------            -------

                                                                                    (DOLLARS IN THOUSANDS)

          Ending balance                                                          $27,490           $12,921

          Average balance during the year                                          36,393             8,037

          Average interest rate during the year                                      4.93%             1.27%

          Maximum month-end balance during the year                                59,048            12,391

          Weighted average interest rate at the end of the year                      4.28%             2.35%

The Bank is a member of the Federal Home Loan Bank of Pittsburgh (FHLB) which permits the Bank to obtain funding in the form of advances, subject to a maximum borrowing capacity of $288,220,000 of which $58,209,000 was outstanding at

December 31, 2006.

Membership in the FHLB also requires that the Bank maintain a certain percentage of its assets in home mortgage assets, which may include mortgage-backed securities, and to purchase a certain amount of FHLB common stock. Both requirements follow formulas established by the FHLB and, at December 31, 2006,

American Bank was in compliance with these requirements.

At December 31, 2006, long-term debt consisted of a $4,000,000 loan due December

31, 2007 with interest at prime rate (as published in the Wall Street Journal)

plus 100 basis points and resetting monthly. This loan was used to finance in part the repurchase of 1.4 million shares of the Company' common stock in

February of 2006. Also included in long-term debt at December 31, 2006, is

$57,500,000 of fixed maturity advances with interest rates locked for certain periods of time, after which the FHLB may, at its option, elect to convert the advances to a variable rate of interest that resets quarterly and is based on a spread over the then current 90 day LIBOR. If the FHLB does reprice the advance,

the Bank has the option to pay the advances back to the FHLB with no penalty.

Interest rates on these advances at December 31, 2006 range from 2.74% to 6.07%,

with a weighted average interest rate of 4.85%. Also at December 31, 2006, there is a $234,000 advance from the FHLB that amortizes principal monthly with a fixed interest rate of 5.26%. This advance matures on October 20, 2008.

Scheduled repayments of principal are as follows (in thousands):

                                                              WEIGHTED

                                                              AVERAGE

                                                 BALANCE       RATE

                                               ----------    ---------

          2007                                 $   19,119         3.33%

          2008                                        115         5.26

          2009                                         --           --

          2010                                     15,000         5.50

          2011                                     12,500         5.08

          Thereafter                               15,000         6.07

                                               ----------    ---------

                                               $   61,734         4.90%

                                               ==========    =========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - JUNIOR SUBORDINATED DEBENTURES

On April 26, 2002, the Company issued $10,503,000 principal amount of 6.0% junior subordinated debentures due March 31, 2032 to American Capital Trust I (the "Trust"),

 a Delaware Business Trust. The Company owns all of the common equity of the Trust. The debentures are the sole asset of the Trust. The Trust issued $10,200,000 of 6.0%

cumulative convertible trust preferred securities to investors. The trust preferred securities are callable by the Company after March 31, 2007, or earlier under certain conditions. The trust preferred securities must be redeemed at the maturity of the debentures on March 31, 2032. Holders of the preferred securities may elect to convert the preferred securities into common stock of the Company at any time, at a conversion ratio of one share of common stock for each preferred security. Preferred securities are convertible into 1,198,494 shares of common stock at December 31, 2006. The

Company's obligations under the debentures and related documents, taken together, constitute a full and unconditional guarantee by the Company of the

Trust's obligations under the preferred securities.

The debentures currently qualify as Tier 1 capital of the Company, subject to a

25% of capital limitation under risk based capital guidelines developed by the

Federal Reserve Board. The portion that exceeds the 25% of capital limitation qualifies as Tier 2 capital of the Company. For regulatory reporting purposes,

the Federal Reserve Board has indicated that the preferred securities will continue to qualify as Tier I Capital subject to these limitations, until further notice.

NOTE 11 - LEASE COMMITMENTS AND TOTAL RENTAL EXPENSE

The Company leases the premises for its principal office and full service banking operation under a five-year operating lease agreement with a related party expiring November 2007. The Company has the option to extend the lease agreement for four additional five-year lease terms. The Company is responsible for its direct or proportionate share of real estate taxes, insurance, utilities and maintenance and repairs on the building. The lessor is the Chairman of the

Board, President and Chief Executive Officer of the Company. In addition, the

Company leases two vehicles under 36-month leases expiring May 2006 and an offsite disaster recovery facility with a lease expiring November 2007.

Future minimum lease payments by year are as follows:

                 MINIMUM ANNUAL   MINIMUM ANNUAL

                 LEASE PAYMENTS   LEASE PAYMENTS

                  TO RELATED         TO THIRD

                    PARTY            PARTIES           TOTAL

                  --------          --------         --------

                                 (IN THOUSANDS)

         2007     $    364          $     23         $    387

         2008           --                21               21

         2009           --                 1                1

                  --------          --------         --------

                  $    364          $     45         $    409

                  ========          ========         ========

Rental expense, which includes accruals for common charges, was $395,000 and

$376,000 for the years ended December 31, 2006 and 2005, respectively, including

$363,000 and $345,000, respectively, to the related party.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - EMPLOYMENT AGREEMENT

The Company entered into an employment agreement with its President and Chief

Executive Officer which includes minimum annual salary commitments over a term of three years. The agreement automatically extends by one day for each day of the contract term and includes restrictions on competition and confidentiality.

NOTE 13 - STOCKHOLDERS' EQUITY

The Company maintains a dividend reinvestment and stock purchase plan to provide the shareholders of the Company with a convenient and economic method of investing cash dividends and optional cash payments in additional shares of the common stock of the Company. The plan was amended in February 2006 to discontinue the optional cash purchase provisions of the plan. The Company registered 2,127,275 shares of its common stock for sale under the plan.

On March 15, 2005, the Company announced a program to repurchase up to 375,000 shares of its outstanding common stock. The program does not have an expiration date. As of December 31, 2006 the Company has purchased 223,458 shares under the program.

On February 16, 2006, the Company entered into an agreement to purchase, and did purchase, 1,444,444 shares of its common stock at a per share price of $8.94 and an aggregate price of $12,913,330. The sellers were (i) the brother and mother of the Chief Executive Officer, both directors of the Company at the time of sale, and (ii)certain other family members of the Chief Executive Officer.

NOTE 14 - NET INCOME PER COMMON SHARE

The following table sets forth the computations of basic and diluted earnings per share for the years ended December 31, 2006 and 2005:

                                                                                  2006         2005

                                                                                --------     --------

                                                                                (IN THOUSANDS, EXCEPT

                                                                                   PER SHARE DATA)

         Numerator, basic earnings per share, net income                        $  2,831     $  3,532

         Interest paid on junior subordinated debentures, net of tax effect          403          403

                                                                                --------     --------

         Numerator, diluted earnings per share                                  $  3,234     $  3,935

                                                                                ========     ========

         Denominators:

              Average basic shares outstanding                                     6,219        7,420

              Average dilutive option effect                                          36           40

              Average dilutive mandatory redeemable debentures effect              1,198        1,198

                                                                                --------     --------

                AVERAGE DILUTED SHARES OUTSTANDING                                 7,453        8,658

                                                                                ========     ========

         Net income per common share:

              Basic                                                             $   0.46     $   0.48

                                                                                ========     ========

              Diluted                                                           $   0.43     $   0.45

                                                                                ========     ========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 - NET INCOME PER COMMON SHARE (CONTINUED)

Options to purchase 115,875 shares of common stock, ranging in price from $8.00 to $9.42, and 58,500 shares of common stock, ranging in price from $8.00 to

$9.42, outstanding at December 31, 2006 and 2005, respectively, were not included in dilutive earnings per share since their exercise price exceeded the fair value of the related common stock.

NOTE 15 - EMPLOYEE BENEFITS

The Company has a 401(k) plan covering substantially all employees. The Company matches 50% of an employee's contribution on the first 6% of gross pay, up to a maximum of 3%. Additionally, discretionary contributions may be determined annually by the Board of Directors. The Company's contributions are expensed as costs are incurred. Total expense amounted to $56,000 and $55,000 for the years ended December 31, 2006 and 2005, respectively.

The Company has a Non-Qualified Stock Option Plan (the "Plan") that includes officers and independent directors. The Plan covers 391,302 shares of common stock. Options granted under the Plan will have an option price at least equal to the fair market value of the common stock on the date of the grant. The options expire not more than ten years after the date of the grant. Exercise and vesting dates and terms may vary and are specified at the date of the grant.

Normal vesting of the options is three years.

Stock option transactions under the Plan were as follows:

                                                                    YEARS ENDED DECEMBER 31,

                                                      -------------------------------------------------

                                                                2006                       2005

                                                      ----------------------     ----------------------

                                                                    WEIGHTED                   WEIGHTED

                                                                    AVERAGE                    AVERAGE

                                                                    EXERCISE                   EXERCISE

                                                       OPTIONS       PRICE        OPTIONS       PRICE

                                                      --------      --------     --------      --------

         Outstanding at the beginning of the year      184,088      $   7.06      183,088      $   6.87

              Granted                                   45,500          8.48       13,000          8.44

              Exercised                                     --            --      (12,000)         5.58

              Forfeited                                 (4,000)         8.50           --            --

                                                      --------      --------     --------      --------

         Outstanding at the end of the year            225,588      $   7.32      184,088      $   7.06

                                                      ========      ========     ========      ========

         Exercisable at December 31                    157,088      $   6.80      154,750      $   6.77

                                                      ========      ========     ========      ========

At December 31, 2006, 98,500 outstanding options had exercise prices ranging from $3.33 to $8.00 per share. The weighted average remaining life of these options is 3.5 years. In addition, at December 31, 2006, 127,088 outstanding options had exercise prices ranging from $8.01 to $9.42 per share. The weighted average remaining life of these options is 5.9 years. The weighted-average remaining contractual life of the outstanding options at December 31, 2006 is approximately 4.8 years.

Options available for grant at December 31, 2006 were 165,714.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 - EMPLOYEE BENEFITS (CONTINUED)

At December 31, 2006, options outstanding and options exercisable were as follows:

                                   OUTSTANDING                                                    EXERCISABLE

      ---------------------------------------------------------------------------        --------------------------

                                                         WEIGHTED

                                                         AVERAGE        WEIGHTED                          WEIGHTED

                                                         REMAINING      AVERAGE                           AVERAGE

                                                        CONTRACTUAL     EXERCISE                          EXERCISE

      RANGE OF EXERCISE PRICES               NUMBER    LIFE IN YEARS     PRICE             NUMBER          PRICE

      -----------------------             ----------    ----------     ----------        ----------      ----------

           $3.33 - 6.00                       62,000        3.5         $   3.90             62,000      $    3.90

           $6.01 - 8.50                       91,000        7.7             8.16             36,500           7.71

           $8.51 - 10.00                      72,588        5.4             9.19             58,588           9.31

                                          ----------                                     ----------

   Outstanding/Exercisable                   225,588                        7.32            157,088           6.80

                                          ==========                                     ==========

    Aggregate Intrinsic Value             $  626,775                                     $  431,580

                                          ==========                                     ==========

For the year ended December 31, 2006, stock option compensation expense of

$59,000 was recognized in connection with the option plans. A tax benefit of

$20,000 was recognized relative to stock options during the year ended December

31, 2006. At December 31, 2006, future compensation expense related to non vested stock option grants aggregated to $93,000 and is expected to be recognized as follows:

                                                                STOCK OPTION

                                                                COMPENSATION

                                                                   EXPENSE

                                                                 ----------

                                                               (In Thousands)

For the year ending December 31,                  2007           $      33

                                                  2008                  18

                                                  2009                  13

                                                  2010                  10

                                                  2011                   7

                                                  2012                   5

                                                  2013                   4

                                                  2014                   2

                                                  2015                   1

The fair value of the options granted during the years ended December 31, 2006 and 2005 was calculated using the Black-Scholes option pricing model with the following assumptions:

                                                       YEAR ENDED DECEMBER 31,

                                                      2006               2005

                                                    -------            -------

Expected dividend rate                                 1.50%              1.30%

Stock price volatility                                26.24%             27.43%

Risk free interest rate                                4.33%              4.28%

Expected life                                       9.0 yrs           10.0 yrs

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 15 - EMPLOYEE BENEFITS (CONTINUED)

The Company maintains an Employee Stock Ownership Plan (ESOP) covering employees who meet certain eligibility requirements. The Plan is designed to provide officers and eligible employees with proprietary interest in the Company as an incentive to contribute to the Company's success and to help ensure the attainment of the Company's goals.

The Plan is administered by a committee of the Board of Directors. At present,

the securities held by the plan consist solely of shares of common stock of the

Company, which were purchased on the open market. Contributions to the plan and allocations of shares under the plan are discretionary on the part of the Board of Directors. The Company has engaged the services of an independent Trustee to hold the assets of the Plan and Trust.

During 2006, the Plan did not purchase any shares, the Company recognized expense of $23,500 and 3,000 shares of stock were allocated to eligible employees, leaving 22,523 shares of stock being held as unallocated at year end.

The fair value of the unallocated ESOP shares at December 31, 2006 was $177,600.

During 2005, the Plan purchased 12,687 shares, the Company recognized expense of

$28,000 and 3,500 shares of stock were allocated to eligible employees.

American Bank established a Non-qualified Deferred Compensation Plan for Senior

Employees (the "Plan" or "SERP"), effective January 1, 2003, for senior employees designated by the Board of Directors. The Plan is a funded plan maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended. Each year

American Bank may, but is not required to, make discretionary contributions to the Plan on behalf of participants. The rate of return credited to participants'

accounts each year, the vesting provisions, and other provisions are set forth in the Plan document. For as long as the participant participates in the Plan as an employee of American Bank or while receiving benefits under the Plan, the participant will be bound by the non-disclosure/trade secret and non-solicitation provisions of the Plan. At December 31, 2006 and 2005, the liability for the Plan was $134,900 and $109,000, respectively. The amount charged to expense in connection with the Plan for the years ended December 31,

2006 and 2005 was $26,000 and $25,000 respectively. During 2005, the Plan purchased 12,713 shares of the Company's common stock for allocation to the participants.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES

The provision for federal income taxes for the years ended December 31, 2006 and

2005 consisted of the following:

                                                     2006             2005

                                                 -----------      ------------

                                                        (IN THOUSANDS)

          Current                                $     1,568      $      1,783

          Deferred                                      (291)             (218)

                                                 -----------      ------------

                                                 $     1,277      $      1,565

                                                 ===========      ============

Reconciliation of the statutory income tax expense computed at 34% to the income tax expense included in the statements of income is as follows:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Computed statutory tax expense                                             $    1,397     $    1,733

          Earnings on bank owned life insurance                                            (116)          (115)

          Dividends received deduction                                                      (37)           (49)

          Other, net                                                                        (33)            (4)

                                                                                     ----------     ----------

                                                                                     $    1,277     $    1,565

                                                                                     ==========     ==========

The income tax provision applicable to net realized gains on the sale of securities was $22,000 in 2006 and $157,000 in 2005.

At December 31, 2006 and 2005, the significant components of deferred tax assets and liabilities are as follows:

                                                                                        2006           2005

                                                                                     ----------     ----------

                                                                                            (IN THOUSANDS)

          Deferred tax assets:

               Allowance for loan losses                                             $    1,270     $    1,144

               Deferred compensation                                                         32             23

                 Stock option expense                                                        20             --

               Unrealized losses on securities available for sale                            --            280

               Depreciation                                                                  75             15

               Other                                                                         49              1

                                                                                     ----------     ----------

                 TOTAL DEFERRED TAX ASSETS                                                1,446          1,463

                                                                                     ----------     ----------

          Deferred tax liabilities:

               Bad debt to recapture                                                         (6)            --

               Prepaid expenses                                                             (42)           (66)

               Loan origination costs                                                      (367)          (377)

               Unrealized gains on securities available for sale                           (653)             -

                                                                                     -----------    ----------

                 TOTAL DEFERRED TAX LIABILITIES                                          (1,068)          (443)

                                                                                     -----------    ----------

                 NET DEFERRED TAX ASSET                                               $      378     $    1,020

                                                                                      ==========     ==========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES (CONTINUED)

No valuation allowance was established at December 31, 2006 and 2005, in view of the Company's ability to carryback taxes paid in previous years and certain tax strategies coupled with the anticipated future taxable income as evidenced by the Company's earnings potential.

NOTE 17 - TRANSACTIONS WITH EXECUTIVE OFFICERS, DIRECTORS AND PRINCIPAL

          STOCKHOLDERS

The Company has had, and may be expected to have in the future, banking transactions in the ordinary course of business with its executive officers,

directors, principal stockholders, their immediate families and affiliated companies (commonly referred to as related parties), on the same terms,

including interest rates, as those prevailing at the time for comparable transactions with others. Deposits of related parties totaled $8,185,000 and

$23,572,000 at December 31, 2006 and 2005, respectively. Loans to related parties totaled $1,224,000 and $1,274,000 at December 31, 2006 and 2005,

respectively. During 2006, three new loans were granted in the amount of $884,00 and repayments totaled $934,000. In addition, the Company leases property from a related party (see Note 11).

NOTE 18 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers.

These financial instruments include commitments to extend credit and letters of credit. Those instruments involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and conditional obligations as it does for on-balance sheet instruments.

A summary of the Company's financial instrument commitments at December 31, 2006 and 2005 is as follows:

                                                           2006          2005

                                                        ----------    ---------

                                                              (IN THOUSANDS)

          Commitments to extend credit                  $    12,900   $   8,511

          Unfunded commitments under lines of credit         39,317      51,811

          Outstanding letters of credit                       5,526       4,670

Commitments to extend credit and unfunded commitments under lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 18 - FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONTINUED)

The Company evaluates each customer's credit worthiness on a case-by-case basis.

The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation. Collateral held varies but may include personal or commercial real estate, accounts receivable,

inventory and equipment.

Outstanding letters of credit written are conditional commitments issued by the

Company to guarantee the performance of a customer to a third party. The majority of these standby letters of credit expire within the next twelve months. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Company requires collateral supporting these letters of credit as deemed necessary.

Management believes that the proceeds obtained through a liquidation of such collateral would be sufficient to cover the maximum potential amount of future payments required under the corresponding guarantees. The current amount of the liability as of December 31, 2006 and 2005 for guarantees under standby letters of credit issued is not material.

NOTE 19 - REGULATORY MATTERS

The Company and the Bank are subject to various regulatory capital requirements administered by the Pennsylvania Department of Banking and the federal banking agencies. Failure to meet the minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company's and Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of their assets,

liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth below) of total and Tier l capital (as defined in the regulations) to risk-weighted assets, and of Tier l capital to average assets. Management believes, as of December 31, 2006, that the Company and the Bank meet all capital adequacy requirements to which they are subject.

As of December 31, 2006, the most recent notification from the Federal Reserve

Bank categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based and Tier 1 leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank's category.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 19 - REGULATORY MATTERS (CONTINUED)

The Company's and the Bank's actual capital amounts and ratios at December 31,

2006 and 2005 are presented below:

                                                                                                        TO BE WELL

                                                                                                    CAPITALIZED UNDER

                                                                         FOR CAPITAL ADEQUACY       PROMPT CORRECTIVE

                                                     ACTUAL                    PURPOSES             ACTION PROVISIONS

                                               ------------------        -------------------        ------------------

                                               AMOUNT       RATIO        AMOUNT        RATIO        AMOUNT       RATIO

                                               ------       -----        ------        -----        ------       -----

                                                                  (DOLLAR AMOUNTS IN THOUSANDS)

AS OF DECEMBER 31, 2006:

     Total capital (to risk-weighted

         assets):

         Consolidated                          $48,022        12.91%    $=>29,768      =>8.0%           N/A         N/A

         Bank                                   45,270        12.37      =>29,271      =>8.0      $=>36,589      =>10.0%

     Tier 1 capital (to risk-weighted assets):

         Consolidated                           43,140        11.59      =>14,884      =>4.0            N/A          N/A

         Bank                                   41,503        11.34      =>14,635      =>4.0       =>21,953      => 6.0

     Tier 1 capital (to average assets):

         Consolidated                           43,140         8.44      =>20,437      =>4.0            N/A          N/A

         Bank                                   41,503         8.22      =>20,189      =>4.0       =>25,236      => 5.0

AS OF DECEMBER 31, 2005:

     Total capital (to risk-weighted

         assets):

         Consolidated                          $58,876        16.10%    $=>29,252      =>8.0%           N/A         N/A

         Bank                                   47,496        13.22      =>28,738      =>8.0      $=>35,923      =>10.0%

     Tier 1 capital (to risk-weighted assets):

         Consolidated                           55,045        15.05      =>14,626      =>4.0            N/A         N/A

         Bank                                   44,103        12.28      =>14,369      =>4.0       =>21,554      => 6.0

     Tier 1 capital (to average assets):

         Consolidated                           55,045        10.43      =>21,103      =>4.0            N/A         N/A

         Bank                                   44,103         8.53      =>20,672      =>4.0       =>25,840      => 5.0

The Bank is subject to certain restrictions on the amount of dividends that it may declare due to regulatory considerations. The Pennsylvania Banking Code provides that cash dividends may be declared and paid only out of accumulated net earnings.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 20 - CONDENSED FINANCIAL INFORMATION OF AMERICAN BANK INCORPORATED (PARENT

          COMPANY ONLY)

BALANCE SHEETS

                                                                                          DECEMBER 31,

                                                                                    ----------------------

                                                                                      2006          2005

                                                                                    --------      --------

                                                                                         (IN THOUSANDS)

                            ASSETS

                   Cash and equivalents                                             $      9      $  3,490

                   Investment in common and preferred stock                            8,275         7,251

                   Investment in other securities                                        201           201

                   Investment in bank subsidiary                                      41,448        42,919

                   Other assets                                                          255         1,598

                                                                                    --------      --------

                          TOTAL ASSETS                                              $ 50,188      $ 55,459

                                                                                    ========      ========

                        LIABILITIES AND STOCKHOLDERS' EQUITY

                   Long-term debt                                                   $  4,000      $     --

                   Corporate obligation for junior subordinated debentures            10,503        10,187

                   Other liabilities                                                   1,468           927

                   Stockholders' equity                                               34,219        44,345

                                                                                    --------      --------

                          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 50,188      $ 55,459

                                                                                    ========      ========

STATEMENTS OF INCOME

                                                                                    YEAR ENDED DECEMBER 31,

                                                                                    ----------------------

                                                                                      2006          2005

                                                                                    --------      --------

                                                                                         (IN THOUSANDS)

                   Dividends from subsidiary                                        $  6,200      $     --

                   Dividend income on common stock                                        50           117

                   Interest income on other securities                                    11            10

                   Interest expense on short-term debt                                  (199)           --

                   Interest expense on corporate obligation for junior

                        subordinated debentures                                         (611)         (611)

                   Gains on sales of investments                                          66           607

                   Operating expenses                                                   (264)         (146)

                                                                                    --------      --------

                          INCOME (LOSS) BEFORE INCOME TAXES                            5,253           (23)

                   Income tax (benefit)                                                 (178)           (7)

                                                                                    --------      --------

                          INCOME (LOSS) BEFORE EQUITY IN UNDISTRIBUTED EARNINGS

                              OF BANK SUBSIDIARY                                       5,431           (16)

                   Equity in undistributed earnings of bank subsidiary                (2,600)        3,548

                                                                                    --------      --------

                          NET INCOME                                                $  2,831      $  3,532

                                                                                    ========      ========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 20 - CONDENSED FINANCIAL INFORMATION OF AMERICAN BANK INCORPORATED

         (PARENT COMPANY ONLY) (CONTINUED)

STATEMENTS OF CASH FLOWS

                                                                            YEARS ENDED DECEMBER 31,

                                                                            ----------------------

                                                                              2006          2005

                                                                            --------      --------

                                                                                 (IN THOUSANDS)

         CASH FLOWS FROM OPERATING ACTIVITIES

              Net income                                                    $  2,831      $  3,532

              Adjustments to reconcile net income to

                  net cash provided by operating activities:

                  Net gains realized on sales of securities                      (66)         (607)

                  (Increase) decrease in other assets                            833          (341)

                      Option award expense                                        59            --

                  Allocation of ESOP shares                                       22            28

                  Increase (decrease) in other liabilities                       239          (284)

                  Equity in undistributed earnings of bank

                       subsidiary                                              2,600        (3,548)

                                                                            --------      --------

                       NET CASH PROVIDED BY (USED IN) OPERATING

                         ACTIVITIES                                            6,518        (1,220)

                                                                            --------      --------

         CASH FLOWS FROM INVESTING ACTIVITIES

              Securities available for sale:

                  Purchases                                                       --        (1,233)

                  Sales                                                          546         4,757

                                                                            --------      --------

                       NET CASH PROVIDED BY INVESTING ACTIVITIES                 546         3,524

                                                                            --------      --------

         CASH FLOWS FROM FINANCING ACTIVITIES

                Proceeds from new borrowings                                   4,000            --

              Dividends paid                                                    (586)         (796)

              Issuance of common stock                                            --         2,389

              Purchase of common stock, Treasury, ESOP and

                      SERP                                                   (13,959)       (1,008)

              Proceeds from stock options                                         --            67

                                                                            --------      --------

                       NET CASH PROVIDED BY (USED IN) FINANCING

                          ACTIVITIES                                         (10,545)          652

                                                                            --------      --------

                       INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS       (3,481)        2,956

         CASH AND CASH EQUIVALENTS

              Beginning                                                        3,490           534

                                                                            --------      --------

              Ending                                                        $      9      $  3,490

                                                                            ========      ========

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21 - FAIR VALUE OF FINANCIAL INSTRUMENTS

Management uses its best judgment in estimating the fair value of the Company's financial instruments; however, there are inherent weaknesses in any estimation technique. Therefore, for substantially all financial instruments, the fair value estimates herein are not necessarily indicative of the amounts that could have been realized in a sales transaction on the dates indicated. The estimated fair value amounts have been measured as of their respective year ends, and have not been reevaluated or updated for purposes of these financial statements subsequent to those respective dates. As such, the estimated fair values of these financial instruments subsequent to the respective reporting dates may be different than the amounts reported at each year-end.

The following information should not be interpreted as an estimate of the entire fair value of the Company since a fair value calculation is only provided for a limited portion of the Company's assets and liabilities. Due to a wide range of valuation techniques and the degree of subjectivity used in making the estimates, comparisons between American's disclosures and those of other companies may not be meaningful. The following methods and assumptions were used by the company in estimating its fair value disclosures for financial instruments:

CASH AND DUE FROM BANKS AND INTEREST BEARING DEPOSIT WITH BANK

     The carrying amounts reported approximate those assets' fair value.

SECURITIES

     Fair values of securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

LOANS RECEIVABLE

     For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. The fair values for other loans receivable were estimated using discounted cash flow analysis, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

ACCRUED INTEREST RECEIVABLE AND PAYABLE

     The carrying amount of accrued interest receivable and payable approximate their fair values.

RESTRICTED INVESTMENTS IN BANK STOCK

     The carrying amounts approximate their fair values.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21 - FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

DEPOSITS

     The fair values disclosed for demand deposits (e.g., interest-bearing and non-interest bearing checking, passbook, savings and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (i.e., their carrying amounts). Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates of deposit to a schedule of aggregated expected monthly maturities on time deposits.

SHORT-TERM DEBT

     The carrying amounts approximate their fair value.

LONG-TERM DEBT

     The fair value of long-term debt is calculated on the discounted value of contractual cash flows, using rates currently available for borrowings from the FHLB with similar maturities.

JUNIOR SUBORDINATED DEBENTURES

     The fair value of junior subordinated debentures is based on a quoted market price.

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 21 - FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

OFF-BALANCE SHEET INSTRUMENTS

     Off-balance sheet instruments consist of letters of credit, loan commitments and unfunded lines of credit. Fair values for off-balance sheet instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties' credit standing. Any fees charged are immaterial.

A summary of the estimated fair values of the Company's financial instruments are as follows:

                                                                 2006                     2005

                                                        ---------------------     ---------------------

                                                        CARRYING       FAIR       CARRYING      FAIR

                                                         AMOUNT        VALUE       AMOUNT       VALUE

                                                        --------     --------     --------     --------

                                                                         (IN THOUSANDS)

Financial assets:

     Cash and due from banks                            $  3,047     $  3,047     $  3,727     $  3,727

     Interest-bearing deposit with bank                      256          256           55           55

     Securities                                          161,345      161,706      202,173      202,703

     Loans receivable, net                               319,969      316,707      301,394      295,883

     Restricted investments in bank stock                  5,067        5,067        6,452        6,452

     Accrued interest receivable                           2,750        2,750        2,709        2,709

Financial liabilities:

     Deposits                                            368,995      368,460      368,958      366,066

     Short-term debt                                      27,616       27,616       12,921       12,921

     Long-term debt                                       61,734       61,452       90,848       90,821

     Junior subordinated debentures                       10,503       11,086       10,187       12,285

     Accrued interest payable                                871          871          817          817

AMERICAN BANK INCORPORATED

================================================================================

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 22 - QUARTERLY RESULTS

The following is a summary of the unaudited quarterly results of operations:

                                                     THREE MONTHS ENDED

                                  -----------------------------------------------------

                                  MARCH 31,       JUNE 30,    SEPTEMBER 30,  DECEMBER 31,

                                      2006            2006           2006          2006

                                  ---------      ---------      ---------     ---------

Total interest income             $   6,802      $   6,959      $   7,241     $   7,160

Total interest expense                4,189          4,540          4,839         4,834

                                  ---------      ---------      ---------     ---------

Net interest income                   2,613          2,419          2,402         2,326

Provision for loan losses               128            135             61            25

                                  ---------      ---------      ---------     ---------

Net interest income after

  provision for loan losses           2,485          2,284          2,341         2,301

                                  ---------      ---------      ---------     ---------

Total noninterest income                117            219            206           213

Total noninterest expense             1,539          1,523          1,491         1,505

                                  ---------      ---------      ---------     ---------

Income before income taxes            1,063            980          1,056         1,009

Income taxes                            325            295            322           335

                                  ---------      ---------      ---------     ---------

Net income                        $     738      $     685      $     734     $     674

                                  =========      =========      =========     =========

Per share data:

Net income

     Basic                        $    0.11      $    0.11         $ 0.12     $    0.11

     Diluted                           0.10           0.11           0.12          0.10

Average shares outstanding

     Basic                            6,839          6,054          6,014         5,983

     Diluted                          8,073          7,287          7,243         7,217

Quarterly earnings per share data may vary from annual earnings due to rounding

                                                                    EXHIBIT 23.1

             CONSENT OF INDEPENDENT REGISTERD PUBLIC ACCOUNTING FIRM

We hereby consent to incorporation by reference in the previously filed

Registration Statement (No. 333-112174) on Form S-3 of American Bank

Incorporated of our report dated March 14, 2007, relating to our audit of the consolidated financial statements included in and incorporated by reference in the Annual Report on Form 10-KSB of American Bank Incorporated for the year ended December 31, 2006.

/s/ S.R. Snodgrass, A.C.

Wexford, Pennsylvania

March 30, 2007

                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

American Bank Incorporated

         We hereby consent to the incorporation by reference in the Registration

Statement on Form S-3 (No. 333-112174) of American Bank Incorporated of our

report dated March 3, 2006, relating to the consolidated financial statements,

which appear in the Annual Report to Stockholders, which is incorporated by reference in this Annual Report on Form 10-KSB.

                                                  /s/ BEARD MILLER COMPANY LLP

Beard Miller Company LLP

Reading, Pennsylvania

March 23, 2007

                                                                    EXHIBIT 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. Jaindl, certify that:

     1.   I have reviewed this annual report on Form 10-KSB of American Bank

          Incorporated;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the

          registrant and have:

          a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

               conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          c)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the

               registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has

               materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial

               reporting.

     5.   The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

March 29, 2007

-----------------                      By: /s/ Mark W. Jaindl

                                           -------------------------------------

Date                                       Mark W. Jaindl

                                           President and Chief Executive Officer

                                                                    EXHIBIT 31.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Harry C. Birkhimer, certify that:

     1.   I have reviewed this annual report on Form 10-KSB of American Bank

          Incorporated;

     2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the

          registrant and have:

          a)   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          b)   Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

               conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          c)   Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the

               registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has

               materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial

               reporting.

     5.   The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

          a)   All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

          b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

March 29, 2007                                    By: /s/ Harry C. Birkhimer

-------------------                                   --------------------------

Date                                                  Harry C. Birkhimer

                                                      Senior Vice President and

                                                      Chief Financial Officer

                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Mark W. Jaindl, President and Chief Executive Officer, and Harry C. Birkhimer,

Vice President and Chief Financial Officer of American Bank Incorporated (the

"Company"), each certifies in his capacity as an officer of the Company that he has reviewed the Annual Report of the Company on Form 10-KSB for the year ended

December 31, 2006 and that to the best of his knowledge:

     1.   the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

     2.   the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2007                         By: /s/ Mark W. Jaindl

-------------------                        -------------------------------------

Date                                       Mark W. Jaindl

                                           President and Chief Executive Officer

March 29, 2007                         By: /s/ Harry C. Birkhimer

-------------------                        -------------------------------------

Date                                       Harry C. Birkhimer

                                           Senior Vice President and

                                           Chief Financial Officer

The purpose of this statement is solely to comply with Title 18, Chapter 63,

Section 1350 of the United States Code, as amended by Section 906 of the

Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to American Bank Incorporated and will be retained by American Bank

Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

Preliminary Copy

PROXY

AMERICAN BANK INCORPORATED ANNUAL MEETING OF STOCKHOLDERS [Meeting Date]

The undersigned hereby appoints the official proxy committee of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of American Bank Incorporated which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Holiday Inn West, Route 100 and Interstate 78, Fogelsville, Pennsylvania on [Meeting Date], at 9:00 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	FOR	AGAINST	ABSTAIN
1. To approve the Plan of Reorganization and Agreement of Merger between American Bank Incorporated and ABI Merger Sub, Inc.	☐	☐	☐
Election to receive Cash Consideration or Shares of Series A Preferred Stock
Record shareholders who hold more than 100 but fewer than 1,000 shares of common stock as of the record date must choose one of the following options:
☐ I elect to receive the Cash Consideration in exchange for all shares of Common Stock held by me at the effective time of the Merger.	☐	I elect to receive shares of Series A Preferred Stock in exchange for all shares of Common Stock held by me at the effective time of the Merger.
	FOR	AGAINST	ABSTAIN
2. To amend the Articles of Incorporation to authorize the issuance of 500,000 shares of Series A Preferred Stock to be used in connection with the Merger.	☐	☐	☐
	FOR (except as marked to the contrary below)	VOTE WITHHELD
3. The election as Directors of Phillip S. Schwartz and Martin F. Spiro each to serve for a three-year term.	☐	☐
INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED AND RETURNED, WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of American Bank Incorporated at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of American Bank Incorporated at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from American Bank Incorporated prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated [Document Date], and audited financial statements.

Dated: _________________________	┌─┐ Check Box if You Plan
└─┘ to Attend Annual Meeting

_______________________________	___________________________________
PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

_______________________________	___________________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. All joint owners must sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.